UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-08104

Touchstone Funds Group Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

E. Blake Moore Jr.

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

September 30, 2023
Annual Report
Touchstone Funds Group Trust
Touchstone Active Bond Fund
Touchstone Ares Credit Opportunities Fund
Touchstone Dividend Equity Fund
Touchstone High Yield Fund
Touchstone Impact Bond Fund
Touchstone Mid Cap Fund
Touchstone Mid Cap Value Fund
Touchstone Sands Capital International Growth Equity Fund (formerly Touchstone International ESG Equity Fund)
Touchstone Sands Capital Select Growth Fund
Touchstone Small Cap Fund
Touchstone Small Cap Value Fund
Touchstone Ultra Short Duration Fixed Income Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-45
Tabular Presentation of Portfolios of Investments (Unaudited)	46-49
Portfolios of Investments:
Touchstone Active Bond Fund	50-56
Touchstone Ares Credit Opportunities Fund	57-63
Touchstone Dividend Equity Fund	64-65
Touchstone High Yield Fund	66-68
Touchstone Impact Bond Fund	69-73
Touchstone Mid Cap Fund	74
Touchstone Mid Cap Value Fund	75-76
Touchstone Sands Capital International Growth Equity Fund (formerly Touchstone International ESG Equity Fund)	77-78
Touchstone Sands Capital Select Growth Fund	79
Touchstone Small Cap Fund	80
Touchstone Small Cap Value Fund	81-82
Touchstone Ultra Short Duration Fixed Income Fund	83-86
Statements of Assets and Liabilities	88-91
Statements of Operations	92-93
Statements of Changes in Net Assets	94-97
Statements of Changes in Net Assets - Capital Stock Activity	98-103
Financial Highlights	104-115
Notes to Financial Statements	116-135
Report of Independent Registered Public Accounting Firm	136-137
Other Items (Unaudited)	138-143
Management of the Trust (Unaudited)	144-146
Privacy Protection Policy	147
This report identifies the Funds' investments on September 30, 2023. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Group Funds Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended September 30, 2023.
The economic performance during this period has been unexpectedly positive both in the United States and on the global stage. In 2023, the U.S. economy rebounded from the inflationary challenges it faced in 2022 at the outset of the current U.S. Federal Reserve (Fed) overnight rate hiking cycle. U.S. GDP exhibited consistent growth, hovering around two percent. Unemployment rates in the United States remained low, a testament to the resilience of the labor market. Inflation rates moderated to mid-single digits during this period. While this decline is encouraging, inflation levels still exceeded the Fed's long-term target of 2.0 percent. This persistent inflationary pressure could necessitate further Fed rate hikes, raising the risk of recession. Outside the U.S., economic growth in both developed and developing markets was largely subdued. Japan and India stood out as relative bright spots in terms of economic growth amid the global landscape.
Over the past year, U.S. equity markets have performed well. The S&P 500® Index, a key benchmark, recorded a substantial gain of 21.6 percent. Among U.S. equities, large-cap growth stocks stood out with impressive returns, surging by 30 percent, as evidenced by the Russell Top 200 Growth Index. Notably, those returns were largely driven by a small number of technology-oriented companies. U.S. mid-cap stocks achieved solid, low double-digit returns, while U.S. small-cap stocks also delivered respectable performance with high single-digit gains. Developed international equity markets mirrored the success of U.S. large-cap stocks, with the MSCI EAFE Index registering a 25.7 percent return. Emerging market equities trailed behind their U.S. and developed market counterparts but still managed to secure a solid gain of 11.7 percent, as indicated by the MSCI EM Index.
The performance of U.S. fixed income markets was mixed over the past year, primarily influenced by rising interest rates, which had a dampening effect on returns for high investment grade corporate bonds and longer-dated Treasury securities. The investment grade-only Bloomberg U.S. Aggregate Bond Index (Agg) showed a modest return of just 0.6 percent. In this environment, the lower investment grade segment gained strength, outperforming the high investment grade fixed income sector, thanks in part to the solid performance of the U.S. economy. The Fed’s strong anti-inflationary position was evidenced by continuing short term rate hikes.
During periods of market turbulence, the advice of experienced financial professionals becomes increasingly vital, which can provide the stability and guidance needed to keep you focused on your long-term financial objectives. We believe that maintaining trust in your investment strategy and steering clear of the pitfalls of market timing are fundamental to achieving financial success. Volatile markets present opportunities for active managers to make a meaningful impact, particularly those who are Distinctively Active in their approach to portfolio management. We appreciate your ongoing trust in Touchstone as your investment partner.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Funds Group Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Active Bond Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Active Bond Fund (the “Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.
Fund Performance
The Touchstone Active Bond Fund (Class A Shares) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ending September 30, 2023. The Fund’s total return was 2.29 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 0.64 percent.
Market Environment
The 12-month period ending third quarter 2023 was a challenging environment for fixed income investors as markets digested the U.S. Federal Reserve’s (Fed) unprecedented hiking cycle and interest rates rose. The Fed hiking cycle prompted many economists to expect a recession, but those probabilities have decreased a bit in the back half of 2023 as we have seen continued strength from the U.S. consumer. While we believe a recession is not off the table, investors are beginning to put more weight behind a soft landing. In addition to higher rates, lending standards have tightened meaningfully over the previous 12 months, which was exacerbated by a banking crisis in March 2023. This was brought on by the rapid rate increase and the failure or forced sale of several banks, caused by either concentrated risk and/or weak risk management practices. While fears of a banking crisis have declined, an inverted yield curve will likely continue to pressure many banking institutions. Currently there are also a few new headwinds for the U.S. economy, such as the resumption of student loan payments, a potential government shutdown, and ongoing geopolitical instability.
Over the year, negative market returns were driven mostly by the upward shift in rates and only partially offset by spread tightening. The yield curve inverted as short rates backed up more meaningfully than longer bonds. This caused the 10 year minus 3 month Treasury curve to reach historically inverted levels, although it ended the period off those levels at approximately -90 basis points (bps). This increase in yields was also due in large part from inflation, which was around the peak in third quarter 2022 but has come down steadily despite remaining well above the Fed’s 2% target. The 10 Year Treasury ended the quarter at 4.57%, its highest level since 2007. Separately, credit spreads experienced volatility but have come down to near or below historical median levels in 2023. As such, valuations across fixed income sectors remain fair and reflect the expectation of a soft landing.
Over the past 18 months, the Federal Open Market Committee (FOMC) has embarked on an unparalleled hiking cycle that appears to be nearing an end. They left the Federal Funds rate unchanged at the September 2023 meeting, but left the door open for an additional hike before the end of the year as they wait for further information on the state of the economy. The U.S. continued to see improvement on inflation as COVID-era fiscal policy and supply chain disruptions from the pandemic subsided. The path down to a 2% inflation target was slowed during 2023 by the shelter component of consumer price index but is expected to continue coming down based on more real-time forecasts. Core goods inflation has stabilized below the 2% target while services has remained elevated. Inflation should continue its larger march downward although it may not be in a straight line as contributors such as gas, airfare, and used cars have the potential to be volatile.
The labor market has been robust during this tightening cycle as the unemployment rate remains near historic lows and jobless claims continue in a low range. While this data shows economic resiliency, it also provides the FOMC a longer leash to keep rates higher for longer. The number of unemployed persons per job openings spiked to about 5 in 2020 but has since decreased to less than 1, indicating a tight labor market. Tighter bank lending continues to weigh on consumers and businesses as can be seen in the Senior Loan Officer Opinion Survey approaching levels typically preceding a recession. In conjunction, we have also observed delinquency rates rising on consumer loans.
Portfolio Review
The Fund’s overweight risk position was the primary contributor to return for the previous 12-month period. Specifically, allocations to emerging markets debt and investment grade credit (IG) were the largest contributors. Generally, spreads were tighter over the year, which benefitted the Fund’s overweight to credit.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Security selection was also a positive contributor, driven by securitized and investment grade credit. Within securitized, the Fund’s allocations to high-quality asset-backed securities ("ABS"), non-agency residential mortgage-backed securities ("RMBS"), and collateralized loan obligations ("CLO") were a positive as those sectors outperformed agency mortgage backed securities ("MBS") during the year. In Investment Grade ("IG") credit, issuers in Utility and Health Care sectors drove most of the positive contribution.
The yield curve positioning of the Fund was a positive contributor to performance over the period. The Fund shifted its exposure to various parts of the curve over the course of the year, first benefitting from the curve flattening and, more recently, the curve steepening which helped offset the total rate detraction. The curve flattened becoming more inverted as the Fed raised their Funds rate and then steepened over the third quarter 2023 as the market priced in rates being higher for longer. Currently, the Fund is overweight the intermediate portion of the yield curve and underweight long maturities.
During the past 12 months, the risk budget initially increased to approximately 60% before decreasing to approximately 40% at the end of the period. This reduction in risk appetite was due to changing macroeconomic factors and the Fed’s continued path of rate hikes. In addition, valuations (10 year BBB industrials) began on September 30, 2022 at over 60bps higher than where spreads ended for the third quarter of 2023.  In general, credit spreads are near their long-term historical averages.
The Fund maintains risk overweight positions in investment grade credit, securitized assets, and emerging markets debt. However, IG credit was reduced over the year along with high yield and emerging markets credit as the target risk budget for the Fund decreased to 40%. The Fund increased the weighting to securitized assets given the relative value in parts of the structured market. From an interest rate perspective, the Fund was biased long duration relative to the benchmark throughout the year but the magnitude and areas of the curve being overweight shifted in light of market pricing and economic data. At this time, we still believe there to be a bias for rates to come down from current levels as the Fed nears the end of its hiking cycle.
Outlook and Conclusion
The Fund is targeting a modest overweight to spread risk representing 40% of the risk budget. Although recession risk is elevated, economic growth that has remained resilient and credit valuations that are generally between the 40-50 percentile relative to history support the overweight.
Looking ahead, risks to the Fund’s positioning are focused on the lagged effects of Fed tightening, tightening credit conditions in bank lending, any potential further rate hikes, and the time horizon of how long rates will remain at higher levels. Although most recent data has been in line with expectations, overall growth is likely to continue at below-trend pace over coming quarters, with downside risk from the above factors. Inflation has declined from peak levels but remains well above target. The Fed has engaged in an unprecedented rate-hiking path to combat inflation and will continue their hawkish stance until inflation is on a convincing lower trajectory. At current levels, the biggest risk to markets is a sharper slowing in economic growth that would challenge the expectation of a soft landing. As our view of the economy and monetary policy changes, we will adjust positioning as these risks evolve.
Sector positioning reflects our overall neutral outlook on valuations, attractive relative value, and opportunities within each sector. Sector allocations were generally unchanged in the quarter. Primary risk exposures include:
The Fund remains overweight to IG. Within the IG allocation, the Fund is maintaining a risk overweight in sectors where compelling bottom-up opportunities exist such as utilities, REITs, banks, health care, and media. Incremental changes will likely be adding high quality, defensive positions as lower rated cyclicals are sold into strength.
Securitized Products remain an overweight exposure relative to the benchmark. We continue to favor non-agency exposure and are positioned appropriately with overweight exposure to non-agency RMBS, ABS, and commercial mortgage backed securities ("CMBS"). Deep discount AAA-rated non-agency RMBS offers compelling value as does high-quality CMBS that has widened in concert with broader CMBS disruptions from distressed office properties across the sector.
The overweight allocation to Emerging Markets Debt (EMD) was maintained during the quarter. As in the prior few quarters, valuations in the IG portion of the market are relatively expensive, but the high yield portion of the market offers attractive relative value. EMD High Yield ("HY") spreads tightened somewhat but finished the quarter well above median levels relative to history. Latin America remains the largest regional exposure within the sector.
We are positioning the Fund with a slight long duration bias, focused on the intermediate part of the yield curve. In terms of yield curve positioning, the Fund is generally underweight long maturities relative to the index to benefit as the yield curve steepens. We believe that the growth and inflation outlook will continue to bias interest rates lower and yield curve steeper over the next several months.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The Fund is positioned to perform well in a stable/improving environment for risk assets. Currently, we are targeting using 40% of the risk budget. We believe valuations are generally fair given historical medians but have increased downside risks given the macro environment. If conditions are stable to improving, we believe the Fund is positioned well to benefit from the additional yield relative to the benchmark and potential price appreciation from spread tightening. If economic growth slows more than expected, the Fund is also in a position to add exposure opportunistically if risk assets experience weakness. Additionally, we believe positive security selection can benefit the Fund in many different market environments.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Active Bond Fund - Class A* and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Active Bond Fund	1 Year	5 Years	10 Years
Class A	-1.00%	0.03%	0.79%
Class C	0.67%	-0.30%	0.67%
Class Y	2.55%	0.68%	1.54%
Institutional Class	2.63%	0.76%	1.62%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Ares Credit Opportunities Fund
Sub-Advised by Ares Capital Management II LLC ("Ares")
Investment Philosophy
The Touchstone Ares Credit Opportunities Fund (the “Fund”) seeks total return, primarily from income and capital appreciation. The Fund employs a flexible investment approach by allocating assets among core investments and opportunistic investments as market conditions change. It invests in several broad investment categories, including high yield bonds, bank loans, special situations, structured credit and hedges.
Fund Performance
The Touchstone Ares Credit Opportunities Fund (Class A Shares) underperformed its benchmark, the ICE BofA US High Yield Constrained Index, for the 12-month period ended September 30, 2023. The Fund’s total return was 9.31 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 10.19 percent. Prior to April 19, 2023, the Fund’s benchmark was the ICE BofA 3-Month U.S. Treasury Bill Index, whose total return for the reporting period was 4.47 percent.
Market Environment
Risk assets were positive over the twelve months ending September 30, 2023, as investors reacted to positive macroeconomic trends and resilient corporate fundamentals. While recession odds remain elevated based on economic forecasts, prospects of a “soft landing” gained momentum during the period due to continued labor market strength and decelerating inflation trends. Further, less hawkish central bank policy was a source of optimism, though the “higher for longer” narrative contributed to elevated rate volatility. Amid this backdrop high yield bonds (proxy: ICE BofA U.S. High Yield Constrained Index) and syndicated loans (proxy: Credit Suisse Leveraged Loan Index) returned +10.19% and +12.47%, respectively. Several themes unfolded in the sub-investment grade credit sectors during the period; lower credit quality outperformed, default activity remained below historical averages and yields consistently were at or near post-global financial crisis highs. Syndicated loans specifically benefitted from their floating rate coupons as base rates crossed 5% during the period. Both asset classes materially outperformed traditional fixed income (proxy: Bloomberg U.S. Aggregate Bond Index), which returned +0.64%.
Portfolio Review
The Fund’s relative performance was largely due to idiosyncratic events as well as a reduced exposure to CCC-rated securities entering calendar year 2023 amid then-heightened recession odds.
The Fund rotated exposures throughout a period where near-term recession expectations were pushed out and less hawkish central bank policy occurred. As a result, the allocation to syndicated loans decreased, while the high yield bond allocation increased during the period. We believe this shift away from syndicated loans into high yield bonds enables the portfolio to take advantage of convexity amid reduced expectations of additional interest rate hikes in the future. The agenda to reduce syndicated loan exposure was primarily executed by selling B3 credit quality names in the software and healthcare sectors, a cohort, which benefitted from soft monetary policy in the months following the pandemic. The Fund’s allocation to collateralized loan obligation ("CLO") debt and equity was roughly flat during the period and we continue to like our exposure in this cohort due to elevated yields relative to corporates, firm secondary technicals and diversified asset pools. Within the bond allocation, the Fund added to high quality BBBs heading into year-end and tactically traded around BBs throughout the period. As expectations for a recession have pushed further out, the Fund’s allocation to CCCs was increased as we sought to identify credits with a near-term catalyst such as mergers and acquisitions or a refinancing.
The Fund’s duration was extended by 0.4 years during the period, concluding at 3.4 years versus 3.5 years for the benchmark. While underweight duration at the portfolio-level, duration within the high yield bond allocation is now 3.9 years.
Outlook and Conclusion
Following elevated volatility during the second half of September 2023, credit markets have been mixed as resilient economic data and a hawkish hold by the Federal Reserve continue to suggest a prolonged period of high interest rates. Recently, a host of macroeconomic signals has contributed to volatility; consumer confidence has declined, nonfarm payrolls data exceeded expectations, wages continue to grow but at a slower pace and inflation indicators have maintained their downward momentum. Considering the mixed economic picture this data presents, a range of economists are forecasting a 60% probability of a recession in the U.S. over the next 12 months. From a fundamental perspective, corporate earnings have generally been better than expected; however, forward guidance remains conservative, and we are increasingly focused on earnings projections given the potential weakness in upcoming quarters. We continue to actively trade our portfolios to get ahead of earnings misses and/or add to

Management's Discussion of Fund Performance (Unaudited) (Continued)
discounted names that we believe are undervalued. Meanwhile, the technical environment should remain supportive amid stable demand from global institutional investors and minimal net new issue supply. While the outlook for merger and acquisition related activity has improved, the forward calendar remains at the low end of its historical range, and we expect new issue deal flow to be bifurcated heading into year-end. Looking ahead, we remain focused on security selection (and avoidance) as single-name dispersion is expected to increase in the coming months.
We believe the Fund’s flexibility will continue to add value across varied market conditions. Looking ahead, we believe the Fund is well positioned for a period of heightened macro uncertainty and single name credit dispersion, as well as uncertainty regarding the direction of rates.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ares Credit Opportunities Fund - Class A*, the ICE BofA 3-Month U.S. Treasury Bill Index and the ICE BofA U.S. High Yield Constrained Index
Average Annual Total Returns**
Touchstone Ares Credit Opportunities Fund	1 Year	5 Years	Since Inception*
Class A	5.70%	2.87%	3.75%
Class C	7.91%	3.31%	3.89%
Class Y	9.55%	4.17%	4.76%
Institutional Class	9.59%	4.25%	4.85%
ICE BofA U.S. High Yield Constrained Index	10.19%	2.78%	4.39%
ICE BofA 3-Month U.S. Treasury Bill Index***	4.47%	1.72%	1.37%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was August 31, 2015. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
***	Effective April 19, 2023, the Fund's benchmark changed from the ICE BofA 3-Month U.S. Treasury Bill Index to the ICE BofA U.S. High Yield Constrained Index in order to more closely align with the Fund's investment goal.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Dividend Equity Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Dividend Equity Fund (the “Fund”) seeks current income and capital appreciation by investing primarily in a portfolio of dividend-paying U.S. large-capitalization equities.
Fund Performance
The Touchstone Dividend Equity Fund (Class A Shares) underperformed its benchmark, Russell 1000® Value Index, for the 12-month period ended September 30, 2023. The Fund’s total return was 13.59 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 14.44 percent.
Market Environment
The 12-month period ending September 30, 2023 was a challenging environment for investors as markets digested the U.S. Federal Reserve’s (Fed) unprecedented hiking cycle and interest rates rose. The Fed hiking cycle prompted many economists to expect a recession, but those probabilities have decreased a bit in the back half of 2023 as we have seen continued strength from the U.S. consumer. While we believe a recession is not off the table, investors are beginning to put more weight behind a soft landing. In addition to higher rates, lending standards have tightened meaningfully over the previous 12 months, which was exacerbated by a banking crisis in March 2023. This was brought on by the rapid rate increase and the failure or forced sale of several banks, caused by either concentrated risk and/or poor risk management practices. While fears of a banking crisis have declined, an inverted yield curve will continue to pressure many banking institutions. Currently there are also a few new headwinds for the U.S. economy, such as the resumption of student loan payments, a potential government shutdown, and ongoing geopolitical instability. As a result, we believe risks to the economy remain on the downside, especially relative to consensus market expectations of a soft landing.
Over the past 18 months, the Federal Open Market Committee (FOMC) has embarked on an unparalleled hiking cycle that appears to be nearing an end. They left the Federal Funds rate unchanged at the September 2023 meeting, but left the door open for an additional hike before the end of the year as they wait for further information on the state of the economy. The U.S. continued to see improvement on inflation as Covid-era fiscal policy and supply chain disruptions from the pandemic subsided. The path down to a 2% inflation target slowed during 2023 by the shelter component of Consumer Price Index but is expected to continue coming down based on more real-time forecasts. Core goods inflation has stabilized below the 2% target while services has remained elevated. Inflation should continue its larger march downward although it may not be in a straight line as contributors such as gas, airfare, and used cars have the potential to be volatile.
The labor market has been robust during this tightening cycle as the unemployment rate remains near historic lows and jobless claims continue in a low range. While this data shows economic resiliency, it also provides the FOMC a longer leash to keep rates higher for longer. The number of unemployed persons per job openings spiked to about 5 in 2020 but has since decreased to less than 1, indicating a tight labor market. Tighter bank lending continues to weigh on consumers and businesses as can be seen in the Senior Loan Officer Opinion Survey approaching levels typically preceding a recession. In conjunction, we have also observed delinquency rates rising on consumer loans.
Policymakers on Capitol Hill narrowly avoided a government shutdown set for October 1, 2023. However, the agreement is temporary and it only keeps the government open until November 17, 2023. If it were to occur, a prolonged shutdown may affect the Fed’s current stance on another potential hike this year. Estimates are that a shutdown would shave around 10 basis points of gross domestic product (GDP) per week. The U.S. House of Representatives also needs to vote on a new Speaker, which could add more volatility to this situation.
Most of the larger COVID relief programs (stimulus checks, expanded unemployment benefits, etc.) have already expired, but student loan forgiveness is set to end in October which will affect roughly 28 million borrowers. Economists estimate these loan payments will cost households about $70 billion per year which could detract 0.8% from consumer spending, the largest component of GDP. The current contract dispute between United Auto Workers ("UAW") employees and the big three automakers also represents a further downside risk to growth, with the ultimate magnitude depending on the length and breadth of the current strike. Inventory levels provide automakers with some relief as output is constrained, but negative effects on growth will increase as strikes continue. These described risks in addition to others, such as geopolitical uncertainties around the globe, pose potential disruptions to the state of the U.S. economy and future inflation.
The equity market generated positive returns during the 12-month period with the S&P 500 returning 21.6%.  Growth led Value, returning 27.7% while Value only gained 14.4%. Breadth within the market has deteriorated and is at historically poor levels

Management's Discussion of Fund Performance (Unaudited) (Continued)
following the outperformance of a select few names. Through the first three quarters of 2023, the S&P 500 has returned 13.1%, with seven stocks responsible for 85% of the return. Dividend stocks have also underperformed because of the narrow breadth and growth-oriented style leadership.
Portfolio Review
Security selection detracted from performance but was offset due to positive sector allocation during the period. The dividend orientation of the strategy was a negative factor during the period.
Non-dividend paying stocks within the Russell 1000 Value have returned 26% compared to 12% for dividend paying stocks. This material underperformance of dividend paying stocks has detracted from relative performance for the Fund during the year.
Selection within Communication Services, Consumer Staples, Consumer Discretionary, and Industrials sectors were the primary drivers of negative security selection during the quarter. Selection within Information Technology, Energy, and Materials sectors added to performance.
Sector allocation contributed to relative performance due to outperformance within Information Technology, Health Care, Utilities, and Real Estate.
The largest individual contributors to relative performance included overweight positions in Broadcom Inc. (Information Technology sector), Microsoft Corp. (Information Technology sector), Oracle Corporation (Information Technology sector), KLA Corp (Information Technology sector), and DuPont De Nemours Inc. (Materials sector).
The top four contributors to relative performance were all Information Technology companies. These stocks continued to generate above average earnings growth during the period while most companies experienced a slowdown in earnings. In addition, share prices for these businesses moved higher as investors embraced artificial intelligence and the potential impact it might have on future revenue growth and profitability.
Broadcom Inc. was the largest contributor to outperformance during the period, returning 92% for the period. The company reached a multi-year deal with Apple to continue providing components for the iPhone maker.
Broadcom Inc. is also expected to be a beneficiary from Artificial Intelligence adoption and has increased estimates as a result, further boosting the stock during the period.
Microsoft Corp. was a top contributor to performance following better than expected earnings across most of its segments along with positive commentary on the potential impact of artificial intelligence on its cloud business.
Oracle Corporation's outperformance was primarily due to significant growth in its cloud infrastructure business, which helped the company deliver top and bottom-line quarterly results that exceeded expectations.
The largest detractors from performance were overweight exposures to Dollar General Corporation (Consumer Staples sector), American Tower Corp (Real Estate sector), and Alexandria Real Estate (Real Estate sector). An underweight exposure to Berkshire Hathaway Inc. (Financials sector) and Meta Platforms Inc. (Communication Services sector) were also top detractors for the period.
Dollar General Corporation was one the largest detractors to relative performance as the stock fell 55% during the period amid several disappointing earnings and guidance reports. The company missed earnings expectations multiple times during the period as a weakening consumer pressured sales coupled with increasing costs for the discount retailer.  Importantly, the company cut its guidance for the second quarter in a row, resulting in a severe re-rating of the stock over the past two quarters.
American Tower and Alexandria Real Estate, both REITs, were underperformers during the period as interest rates moved materially higher, weighing on the profitability and valuation of each name due to the sectors sensitivity to interest rates.
Outlook and Conclusion
The resilience of the U.S. economy through this unprecedented hiking cycle is surprising to many considering that most economists had been forecasting a recession. The economy has been resilient because the most important part of growth from a GDP perspective is personal consumption, which accounts for about 70% of GDP. Apart from spending that relies on a loan, such as housing or auto purchases, most items people consume are not highly sensitive to interest rates. Rather, overall spending generally depends on personal income that is impacted by the strength of the job market and wages. Due to the extraordinary fiscal measures taken during the pandemic, many Americans also had excess savings in addition to seeing wage growth. However, those savings are being depleted and that is likely to speed up as other pandemic era policies end, such as student debt forgiveness.
We believe the risk of a recession remains elevated, even as recent economic data has been in line with or exceeded expectations. The lagged effects of Fed tightening and more restrictive bank lending standards are important downside risks over the next several

Management's Discussion of Fund Performance (Unaudited) (Continued)
months. Despite more restrictive financial conditions and elevated inflation, the resilience of the labor market has supported consumer spending thus far. If continued, we believe an economic downturn is likely to be relatively shallow compared to past recessions. Financial markets have performed well in recent months, resulting in valuations that are not fully reflecting increased economic risks. In our view, the risk to assets is that rates stay above the neutral rate for an extended period, which will deteriorate the consumer, and businesses that could lead to a deeper recession.
The bottom line is that the U.S. economy has weathered Fed rate hikes much better than expected, but there are two key risks that could cause it to weaken. One is that the cumulative effect of Fed rate hikes could dampen economic activity, particularly in interest rate sensitive sectors. The other is that weakness abroad coupled with renewed dollar strength could hamper U.S. exports.  In our view, downside risk to economic growth is more pronounced. Against the backdrop of market expectations for a soft landing, caution is warranted when constructing portfolios.
We are maintaining a cautious stance but are selectively finding bottom-up opportunities. Valuations have adjusted to more normalized levels and earnings expectations have fallen, but continued slowing in economic growth will weigh on both valuations and earnings. We are prioritizing high barrier to entry companies with high returns on capital and maintaining a defensive posture within portfolios.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dividend Equity Fund - Class A* and the Russell 1000® Value Index
Average Annual Total Returns**
Touchstone Dividend Equity Fund*	1 Year	5 Years	10 Years	Since Inception
Class A*	7.93%	0.92%	5.49%	6.28%
Class C*	11.79%	1.43%	5.42%	5.83%
Class Y*	13.89%	2.35%	6.34%	6.75%
Institutional Class*	13.91%	—	—	1.08%
Class R6*	13.94%	—	—	0.25%
Russell 1000® Value Index	14.44%	6.23%	8.45%	6.73%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class R6 shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. Effective July 17, 2021, the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund merged into the Fund. The Fund adopted the performance and accounting history of the AIG Focused Dividend Strategy Fund (the "Predecessor Fund"). Prior to July 17, 2021, the Fund's performance history is that of the Predecessor Fund. The inception date of Class A, Class C, Class Y, Class R6 and Institutional Class shares was June 8, 1998, June 8, 1998, May 14, 2013, August 2, 2021 and July 19, 2021, respectively. The returns of the Index are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 1000® Value Index measures those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone High Yield Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone High Yield Fund (the “Fund”) seeks a high level of income. Capital appreciation is a secondary consideration. The Fund primarily invests in non-investment-grade debt securities.
Fund Performance
The Touchstone High Yield Fund (Class A Shares) outperformed its benchmark, ICE BofA High Yield Cash Pay Index, for the 12-month period ended September 30, 2023. The Fund’s total return was 10.69 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 10.21 percent.
Market Environment
The last 12 months included a period whereby the U.S. Federal Reserve (Fed) was still quickly raising interest rates, which then tapered off to a period marked by small hikes and intermittent pauses. During third quarter 2022, expectations were that the Fed would stop at 4.50-4.75% and begin cutting in the later parts of the first half of 2023. However, 12 months later and the Federal Funds rate is at 5.50% with expectations of 1-2 more hikes and no cuts until later in 2024. The period also saw financial markets move from thoughts of recession/rate cuts in late 2023 to embracing the ‘higher for longer’ outlook espoused by the Fed. Economic growth has continued to surprise on the upside over the period on the back of a strong domestic consumer (employment, wages, and spending) while business and Institute for Supply Management ("ISM") surveys have been consistently negative. The 10-year Treasury has moved from 3.83% to 4.57% yet risk assets have had impressive returns over this period while ‘safer’ more duration linked fixed income had had poor or negative results (Treasuries -0.81% and Investment Grade (“IG”) credit 3.65%).
Similar to asset returns, it is worth noting that the Energy sector remains a standout in the current environment. West Texas Crude Oil ("WTI") started the period at $79.49/bbl and ended the period at $90.79/bbl. Restrained supply out of the Middle East and Russia, mixed with reduced capital spending in the United States and a healthy gross domestic product ("GDP"), has led to robust supply/demand economics. This too has been a headwind for inflation, even if it is not directly included in Core personal consumption expenditures ("PCE") metrics.
The High Yield Market has shown considerable resilience throughout the period and in the face of such a significant rise in interest rates. Corporate fundamentals likely peaked in fourth quarter 2022; however, leverage and coverage ratios are now approaching long-term medians and have yet to show any significant signs of stress. On a ratings basis over the past 12 months, BBs have tightened -90 basis points (bps), Bs -220bps, and CCCs -256bps as credit markets have also embraced a soft landing. With the increase in Treasuries, the decline in spreads, a relatively low default environment, and a significant level of excess spread, it is no surprise that CCC rated credit has been the standout in returns at +13.58%. For context, BBs have returned 8.72% and Bs have returned 11.57%. In 2023, the High Yield new issue market awoke from its rate induced coma of 2022 and has been more normalized. Through September 2023, the market has priced 30% more deals than it did in all of 2022. It is important to note that despite CCC issuers leading returns by a large margin, the market is not embracing the pricing of new CCC deals, as that portion of the market has been remarkably quiet. We suspect that this points to an overall feeling of unease with buying new CCC rated debt ahead of what will eventually be a rising default environment. It is also important to note that the debt wall, which was meaningfully pushed out in 2020 and 2021, has begun to build substantially due to the lack of new issue in 2022 and the lack of CCC issuance in 2023. Defaults remain somewhat low in a historical context, ending the period at 3.24% which is up from a year ago period of 1.4%.
Portfolio Review
Attribution from sector allocation was positive. Overweight positioning in Oil Field Services was positive, as the sector has been buoyed by strength in WTI, restrained capital expenditure, and ever improving day rates. An overweight in Finance Companies was also additive as the sector had numerous idiosyncratic companies that had meaningful returns for the year. A position in U.S. Treasuries and cash was negative as interest rates moved materially higher in the quarter.
Attribution from security selection was positive. Primary themes for the year were 1) returns were more beneficial to CCC rated bonds as BB/B rated securities lagged, 2) duration continues to play a meaningful factor as interest rates moved materially higher, and 3) every sector had a positive return.
Credit selection by ratings category was strong as there were no detractors. BB and above rated credits were notable as they added to relative performance as well as B rated credits. However, an under allocation to CCCs were the largest detractor to relative performance during the period.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Overweight positioning in Cimpress PLC, a marketing and business services company, was additive as the company announced better than expected results, a meaningful cost reduction plan, and an improved cash flow outlook. Overweight positioning in Macau based gaming operators Wynn Macau and Sands China Ltd. were positive as COVID restrictions were eased, leading to materially improving gaming traffic, and a potential threat of a new license being granted to a competitor was positively resolved. Overweight positioning in Altice USA Inc. was a detractor as the cable company continued to struggle with its capital expenditure program limiting its cash flow. Overweight positioning in television retail company QVC was a detractor as the company continues to struggle with its business following supply chain issues, a fire at one of its facilities, a declining subscriber base from cable television, and what is becoming a more leveraged capital structure.
The Fund has continued to consolidate issuer positions and ended the quarter at 100, down from 172 from a year ago. Holdings in BBB rated securities increased during the 12-month period while reducing the Fund’s B-rated allocation.
With the consolidation of issuers and continued positioning of the portfolio for a tight financial conditions and deteriorating fundamentals, there were meaningful changes in industry positioning. Notable increases in Electric Utilities, Technology, and Gaming are all fairly defensive or high quality sectors. The largest decreases in the period came from Building Materials, Wirelines, and Consumer Products. Reduction in these sectors was based on a combination of credit selection, valuation, and reduction in cyclical holdings.
Duration of the portfolio as of September 30, 2023 was 3.39 years. The portfolio started the 12-month period approximately -0.09 years short duration vs the benchmark and ended the most recent quarter at -0.22 years relative. We do not anticipate that duration meaningfully affected the aggregate performance of the portfolio in the period; however, the Treasury positioning in U.S. 5 year and 10 year treasuries was a negative.
Outlook and Conclusion
The current environment has become more uncertain over the last several quarters as financial conditions have meaningfully tightened from the combination of the Fed raising rates and concern over potential credit and balance sheet issues at regional and smaller banks. While it appears that we are approaching the end of the Fed tightening cycle, higher rates and tighter conditions are just beginning to take hold (the first hike was merely over one year ago) and will take time to work through the economy to restrict business activity as well as reduce inflation towards the Fed’s goal of 2%. The market, overall, has continued to take a rather benign view of the current cycle as risk assets had a weak third quarter of 2023, but very healthy returns over the last 12 months. The market is anticipating that the Fed raises rates another time in 2023 and orchestrates a ‘soft landing’ without too much market disruption. Fed tightening cycles and financial conditions, as restrictive as they are at current levels, can lead to recessions, higher default rates, and wider spread levels. We anticipate these unfolding. The questions we are balancing are 1) the timing and 2) the extent of the recession and default cycle. Data linked to inflation and employment will be critical as more chronic or persistent inflation data may limit the Fed’s ability to pivot towards a rate cutting cycle leading to a ‘higher for longer’ stance, which would be harmful for leveraged balance sheets.
At this stage of the credit cycle, which we would deem as ‘late stage’, we are preferring higher quality and/or less cyclical sectors as volatility due to rate hikes and further global macroeconomic weakness can escalate quickly into wider spreads. We are meaningfully underweight CCC rated securities, as this segment of the market will likely experience the most default losses when tight financial conditions take hold and high yield issuers can no longer service their obligations. We are under-spreading and under-yielding the index in anticipation of spreads widening.
We find the best value in the market to currently be in the BBB/BB categories as this segment has the best characteristics going forward – meaningful income and yield in the current environment and the likelihood to sell off less in the case of a material misstep by the Fed or other global macro developments. These segments also have a higher duration and can experience some stability in the face of further spread widening as the Treasury market typically rallies in that scenario; to date duration has been a headwind to higher quality credit. The underweight to higher spreading CCCs has been a meaningful headwind as the market has to date shrugged off any potential for a recession. This positioning could continue to be a headwind if we are able to avoid a recession and the market materially tightens from here; however, that is not our base case scenario. CCCs will withstand the worst of the default cycle as it unfolds in the coming quarters and we remain cautious on this subsector until it begins to price in a more significant downturn.
Our outlook for High Yield is slightly negative as we are balancing our concern for economic weakness, tighter financial conditions, and deteriorating company fundamentals with an all-in yield of 8.84%, which we recognize as attractive in a historical context. The current level of yields is able to absorb and offset a significant amount of spread widening should the economy have a hard landing. We anticipate the next default cycle to be less than historic averages as issuers have termed out maturities and balance sheets are in relatively good shape. The predominance of merger and acquisition and leverage buy-outs issuance has occurred in the leveraged loan market, which we suspect may see a higher level of defaults than previous cycles. We will be monitoring markets closely and

Management's Discussion of Fund Performance (Unaudited) (Continued)
looking for the signs of increasing defaults and market capitulation as financial conditions become too much for the weakest and most highly leveraged companies to bear before meaningfully adding to risk.
Year-to-date, 2023 has been a relatively strong year for the Fund with spreads tightening across all ratings categories. The Fund has been able to exceed index returns despite being short B equivalents by approximately 0.25-0.50 years and underweight CCCs and B-and-below ratings quality. We continue to balance the need for yield/carry with wanting to be meaningfully higher quality in our positioning to mitigate principal loss and position the Fund’s portfolio to be able to take advantage of a significant market dislocation.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone High Yield Fund - Class A* and the ICE BofA High Yield Cash Pay Index
Average Annual Total Returns**
Touchstone High Yield Fund	1 Year	5 Years	10 Years
Class A	7.05%	1.81%	2.50%
Class C	8.74%	1.45%	2.39%
Class Y	10.92%	2.50%	3.26%
Institutional Class	11.01%	2.58%	3.35%
ICE BofA High Yield Cash Pay Index	10.21%	2.81%	4.15%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
ICE BofA High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Impact Bond Fund
Sub-Advised by EARNEST Partners LLC
Investment Philosophy
The Touchstone Impact Bond Fund (the “Fund”) seeks current income. Capital appreciation is a secondary goal. The Fund invests primarily in fixed income securities or sectors that are considered undervalued for their risk characteristics.
Fund Performance
The Touchstone Impact Bond Fund (Class A Shares) underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index for the 12-month period ending September 30, 2023. The Fund’s total return was -0.20 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 0.64 percent.
Market Environment
The macroeconomic environment of the past 12 months has been dominated by the U.S. Federal Reserve’s (“Fed”) crusade against inflation. One year ago, the yield curve was not inverted. However, 225 basis points (“bps”) of interest rates hikes by the Federal Open Market Committee has flipped the dynamics of not only the fixed income market, but also financial markets more broadly. This is because Treasury Bills became a real source of competition for capital, yielding around 5.50% at the end of September 2023. In all, yields on short term bills increased by about 250 bps, while the yield on the ten-year and thirty-year Treasuries increased by only 74 and 92 bps respectively.
Despite these rate increases, the economy has remained incredibly resilient. Not only has the economy been able to largely overcome interest rate increases and housing affordability issues, but also it was able to walk right past the graveyard of bank failures. While these bank failures certainly affected financial markets, the potential contagion risk associated with bank failures was largely tossed aside within 90-days of the outbreak. While some sectors still are dealing with the aftermath of the bank failures, the size and scope of it is quite limited. Turning back to the economy, the jobs market remains robust, and gross domestic product ("GDP") growth was last reported at 2.1%. After two years of rate hikes, the economy continued to plug along, raising the possibility of the Fed achieving a soft-landing. While it is still a difficult path to reach, that possibility has surely increased over the last 12 months.
The last event, and largest current curveball during the period, has been the dysfunction in Washington, DC. During our last annual commentary, we discussed the Omnibus spending bill and what it likely meant for future Treasury supply. Once again, 12 months later, our leaders on Capitol Hill are engaged in a game of brinksmanship over spending and deficits, threatening to shut the U.S. Government down. While a resolution might be passed in the final hour, and spending could be reduced, the outlook for increased Treasury issuance is unlikely to change in a way that would affect the bond market.
Though interest rates increased over the last 12 months, the performance of spread sectors was more than able to offset these moves, propelling the Bloomberg U.S. Aggregate Bond Index to 0.64% in total returns. In fact, excess returns were positive across all major spread sectors during the period.
Due to the strength of the economy, corporate bonds performed best, delivering excess returns. The riskiest corners of the corporate bond market generated the strongest performance. This can be seen in many ways, whether it be by longer duration outperforming shorter duration, lower quality outperforming higher quality, or more volatile issuers outperforming less volatile issuers.
Agency Multi-Family Mortgage Backed Securities (“MF MBS”) outran their cousin Agency Single-Family MBS ("SF MBS") counterparts, but both delivered positive excess returns. The performance of SF MBS is notable given the additional headwinds the sector encountered due to the Federal Deposit Insurance Corporation ("FDIC") bailout of failed banks SF MBS positions, and subsequent liquidation of this portfolio.
Elsewhere in the securitized market, both Asset Backed Securities (“ABS”) and Commercial Mortgage Backed Securities (“CMBS”) delivered positive excess returns. ABS rode on the back of cheap Rate Reduction Bonds, which tightened meaningfully during the period, while CMBS overcame commercial real estate concerns associated with the future of office buildings.
Portfolio Review
The macroeconomic environment was generally positive for the Fund’s positioning. The Fund was approximately duration neutral, but with such large moves in interest rates, the rate environment did provide a boost to relative performance. More meaningful was the performance of spread sectors and our overweight to them. Much of this performance can be attributed to the strength of the economy and jobs market.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Our allocations across sectors benefited the performance of the Fund. Being overweight spread sectors was the largest tailwind. Positively affecting relative performance is our complementary overweight to MF MBS and underweight in SF MBS. The Fund’s portfolio overweight to ABS and CMBS also contributed to performance. Our overweight to U.S. Agency debt provided a benefit, though not as large as expected, as our Small Business Administration bonds did not perform as well as we would have expected them to.
Detracting from performance was our security selection within the corporate universe.  Corporate bonds performed strongly during the period, delivering excess returns as spreads tightened.  While we are slightly overweight corporate bonds, our selection of these securities is to higher quality and less volatile issuers.  These issuers did not have the same level of spread compression as their more volatile counterparts, leading them to trail their peers.
The Fund’s positions in Fannie Mae delegated underwriting and servicing (Fannie Mae DUS) and Freddie Mac K Series bonds, higher coupon SF MBS and rate reduction bonds, had a positive impact on relative performance over the last 12 months. DUS and Freddie K bonds are 2 of the 7 MF MBS programs we invest with. These bonds are well structured, leading to high levels of stability in cash flows and little variation in investor outcome regardless of the rate environment.  This led the bonds to outperform SF MBS, as well as more volatile MF MBS programs during the highly volatile period.
The Fund’s allocation to SF MBS is largely in middle to higher coupon securities.  The Bloomberg U.S. Aggregate Bond Index is largely in very low coupon securities.  Middle to higher coupon SF MBS well outpaced their lower coupon sister bonds.
We added to our allocation of rate reduction bonds over the last 12 months. These new issues tightened meaningfully over the last 12 months, leading to strong relative performance in longer duration securities.
The Fund’s positions in Regional Banks, Ginnie Mae Project Loans, and Utility Bonds had a negative impact on relative performance over the last 12 months.
Our overweight to regional banks has been a headwind due to the failure of the “S” banks. After reviewing our investments in our regional banks, we remained confident in their fixed income investment profile, ability to manage their balance sheet, and focus on community lending.
Ginnie Mae Project Loans (GNPL or GNR) are one of the seven MF MBS programs we invest in. They exhibit the loosest prepayment restrictions. Because of this, they have exhibited a less consistent cash flow profile than we expected, which has detracted from their relative performance.
Utility bonds have delivered excess returns over the last 12 months, putting them nearly on par with the excess returns provided by the broader IG corporate bond market. However, much of this has come due to their longer duration profile. After adjusting for duration, the long Utility bonds have underperformed the long corporate bond index. The Fund is overweight utility bonds, in particular overweight long duration utility bonds.
The two largest changes were increases in SF MBS and ABS.  The allocation to SF MBS grew from 6% to 10%, while the allocation to ABS grew from 5% to 8%. Allocations to cash, MF MBS, and Municipal debt decreased.
SF MBS have underperformed meaningfully over the last three to six months, fueled by interest rate increases, bank failures, FDIC sales, and the need to attract a new buyer base. With this underperformance, the spread on the securities increased meaningfully to attractive levels. Most of our increase to the sector has occurred since the middle of the second quarter, 2023.
Our allocation to ABS grew on the shorter end of the curve.  In 2022, we were provided the opportunity to invest in new issue rate reduction bonds. New issuance in this asset class comes in waves, and the valuation of the bonds was compelling for a longer duration AAA rated assets. 2023 brought the opposite opportunity into the fray, at the shorter end of the curve. Due to the shape of the yield curve and the additional spread ABS offer, there were many times throughout the past twelve months where this was the highest yielding sector. This yield is highly realizable, driving us to invest an incremental allocation here.
The Fund’s effective duration of 5.78 continues to be approximately matched to that of the benchmark, representing 98% of the benchmark’s effective duration as of the end of the period. The Fund entered the fiscal year at 95% of the benchmark’s duration. While approximately neutral, large changes in interest rates provided a modest benefit to the relative performance of the Fund during the period.
The yield curve twisted meaningfully during the last year, moving to a strongly inverted position. The portfolio is actively managed to be approximately duration and yield curve neutral, leading to little impact on returns.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook and Conclusion
It is becoming increasingly obvious that the discussions and debate about how to handle the Federal Government’s ongoing budgetary deficits is more than headline news, but a challenge for financial markets. The lack of progress and brinkmanship employed by Congress led to Fitch downgrading the U.S. Government's debt, matching a move taken by S&P in 2011 for similar reasons. This downgrade is not just a symbolic notation but also a reflection of the economic strains and fiscal imbalances, highlighting the government’s struggle to maintain financial equilibrium. The budget deficits are expected to reach 5.3% of GDP in fiscal 2023, hit 6.1% in 2025, and grow to nearly 7% by 2033. This (7%) level has only occurred a handful of times in the United States’ history, emphasizing the nature of the government's precarious fiscal position.
Where this becomes a challenge for the market lies in the projections for new Treasury supply.  The Treasury increased its net borrowing estimate to $1.0 trillion for third quarter 2023 and announced $850 billion of incremental borrowing for fourth quarter 2023. These types of increases are expected throughout fiscal 2024. Moreover, these increases matched with the fact the Federal Reserve is actively allowing Treasuries to run-off means investors will have to absorb roughly $3.4 trillion in additional Treasury supply (from July’23-Sep’24). All else equal, this will push the weight of Treasuries within the Bloomberg Aggregate from 41% to roughly 46%. The change here is profound, with the increased supply acting like a new instrument introduced into the market’s symphony, altering its harmony and requiring recalibration.
This provides an opportunity for the Fund, which largely replaces Treasuries with other assets backed by the full-faith-and-credit of the U.S. Government. These bonds benefit from the same guarantee, carry a realizable yield advantage, but do not face the same supply/demand imbalances that is likely to grip the Treasury market.
Unfortunately, the government might not be alone in budget deficits. Consumers are also beginning to demonstrate financial strain. The excess savings accumulated during the COVID years have been eliminated for all but the top 20% of earners. At the same time, credit card balances have swelled. Though consumer spending has sustained itself, creating a pillar of support for the economy, this appears to be fueled by purchases made with debt. This development could add a new layer of economic vulnerability and uncertainty, which has been missing from the market’s composition for several years.
This could deteriorate the performance of spread securities, which we are overweight. However, we do believe that the higher quality nature of our spread securities, and the less volatile profile of our credit issuers, helps mitigate a large portion of this risk.
Against these economic challenges, we believe the portfolio is strategically positioned. The increase in Treasury supply, which will be reflected in the index and across passive strategies, aligns well with our overweight to spread products. In particular, our preferred high quality spread bonds, such as those issued by the Small Business Administration ("SBA"). These bonds offer attractive spreads, consistent supply, and are equally backed by the U.S. government.  Should the depletion of personal excess savings rear an ugly note, the largest vulnerabilities lie in riskier corners of the fixed income market. This includes sectors such as Energy, Leisure, and Retail.  Our underweight position in these sectors acts as a protective shield from weaker U.S. households. We expect securities that are less maligned by budget deficits to provide a more stable bedrock of returns for the portfolio over the investment cycle.
The Fund is consistently positioned upon our outlook. Corporate spreads are tight, and we are not chasing them further. Should economic weakness occur, the impact on our corporate bonds should be considerably less than what occurs on the index. SBA bonds are already quite wide, leaving them little room to expand much more. While a slower economy may increase prepayments on SF MBS, our overall portfolio is not underweight this lever of potential returns on discount bonds. In fact, it demonstrates an overweight to this occurring. Overall, we feel the portfolio has captured quite a unique amount of value over the last nine months, and is well positioned to perform in a variety of outcomes.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Impact Bond Fund - Class A* and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Impact Bond Fund	1 Year	5 Years	10 Years
Class A	-3.47%	-0.80%	0.34%
Class C	-1.84%	-1.11%	0.23%
Class Y	0.05%	-0.15%	1.08%
Institutional Class	0.15%	-0.05%	1.19%
Class R6*	0.18%	-0.10%	1.11%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares was November 22, 2021. Class R6 shares’ performance was calculated using the historical performance of Class Y shares for the periods prior to November 22, 2021. The returns have been restated for sales loads and fees applicable to Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Mid Cap Fund
Sub-Advised by The London Company
Investment Philosophy
The Touchstone Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S.-listed companies. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield. Its goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective private market values.
Fund Performance
The Touchstone Mid Cap Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Index, for the 12-month period ended September 30, 2023. The Fund’s total return was 19.55 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 13.45 percent.
Market Environment
For the 12-month period ending September 30, 2023, the major U.S. stock indices posted strong returns. The Russell 3000® Index returned 20.5% during the period. Large companies led the way as the Russell 1000® Large Cap Index returned 21.2% vs. an 8.9% gain in the Russell 2000® Small Cap Index. Better than expected economic news and hope of gains from Artificial Intelligence (AI) led to significant outperformance of the Growth Indexes (the Russell 3000 Growth Index rose 26.6% vs. a 14.1% increase in the Russell 3000 Value Index). In calendar year 2023, the market has been remarkably concentrated in the Large Cap Core Indices where the returns have been driven by significant gains in seven stocks (76.6% and 84.4% of the total returns of the Russell 1000 and S&P 500 Indices, respectively).
Turning to factor analysis, companies exposed to higher Volatility (higher beta) and Growth factors posted the strongest results during the period. Exposure to Value, Yield, and Momentum factors presented headwinds. Quality factors delivered mixed results.
The strongest sectors for the market in the period were Industrials and Energy while Utilities and Real Estate lagged the broader market.
U.S. economic activity continued to expand at a solid pace during the period as a strong labor market and rising wages led to growth in consumer spending. While economic data has been better than expected for much of the year, there were signs of a slowdown in spending in September, 2023.
Inflation measures have continued to moderate throughout the year. In the latest monthly readings, total inflation (both consumer price index (CPI) and personal consumption price index (PCE)) pointed to annual increases in the 3-4% range, while annual growth in core inflation remains in the 4% range. Importantly, the three month annualized change in core personal consumption expenditure ("PCE") fell to 2.4%. Inflation is still a bit higher than the U.S. Federal Reserve’s (Fed) target, but the numbers are clearly moving in the right direction.
Housing data, while showing some signs of stabilization, trended lower during recent months reflecting affordability issues due to higher interest rates. Higher interest rates relative to recent years is discouraging many homeowners with a mortgage from moving, leading to both weaker sales and lower inventory levels of existing homes. The lower supply of existing homes has helped establish a floor for prices, while pushing many buyers to purchase new homes.
The labor market remains quite strong and the U.S. economy added over 700 thousand net new jobs during the third quarter of 2023. In recent months, the U3 unemployment rate moved slightly higher to 3.8%, while the labor force participation rate held steady at roughly 62.8%. Average hourly earnings rose 4.2% vs. the prior year. With rising interest rates over the last couple of years, many economists expected a reduction in job creation and a higher unemployment rate. That has not happened yet, and the U.S. labor market has consistently posted stronger than expected results, which supports the higher for longer narrative on interest rates.
Survey results from the broader Institute for Supply Management ("ISM") data was mixed, as demand for services was stronger than demand for goods. In the latest monthly reading, the ISM manufacturing index improved a bit to 49.0, but remained below 50 reflecting the impact of higher interest rates on demand for goods. Meanwhile, the ISM services index declined a bit to 53.6, but remained above 50, posting its ninth consecutive month in expansion territory. For both surveys, a reading below 50 suggests economic contraction while any score over 50 suggests expansion.

Management's Discussion of Fund Performance (Unaudited) (Continued)
With regard to monetary policy, a strong labor market combined with higher than desired inflation resulted in a shift toward tighter monetary policy from the Fed in early 2022. Throughout 2022, the Fed raised the Fed funds rate 425 basis points (bps). As inflation readings moderated over time, the Fed reduced the level of rate increases from 75bps to 25bps.  Separately, the Fed began reducing the size of its balance sheet via Quantitative Tightening in June of 2022.
The Fed continued its tighter monetary policy in 2023 and raised the Fed Funds rate another four times (25bps each time) earlier this year. The Federal Open Market Committee (FOMC) met during September 2023 and did not change the Federal Funds rate, which remained at 5.25% - 5.5%.
Longer-term yields moved higher in recent months (10 year Treasuries ended the period at roughly 4.6%), but the yield curve remains inverted. Lower long-term relative to short-term yields suggest either weaker economic growth or lower inflation in the future, while higher short-term rates reflect the Fed’s attempts to curb the rate of inflation and balance the tight labor market.
Portfolio Review
The strongest quarter for the market in the period was from September 30 to December 31, 2022 as the market reacted to softer than anticipated inflation data. Not surprisingly, we lagged in a strong market during that period, but significantly outperformed over the next three quarters due to both sector allocation and strong selection.
During the reporting period, both sector allocation and stock selection benefited from relative performance, but stock selection was the predominant driver. At the sector level, an overweight position in Industrials and an underweight position in Utilities had a positive impact on relative performance, partially offset by an overweight position in both Consumer Staples and Energy.
In terms of stock selection, the best performing stocks based on relative performance vs. the benchmark during the period were Copart Inc., Lennox International Inc., Old Dominion Freight Line, Inc., Allison Transmission Holdings, and AerCap Holdings N.V. (all Industrials sector).
Copart Inc. shares outperformed reflecting the company’s ability to gain share and increase volume at higher prices. Investors believe that margins will be structurally higher as total loss frequencies normalize. Copart Inc. is benefiting from structural shifts in the industry such as the increase in vehicle complexity, higher repair costs, and stronger auction involvement from both domestic and international buyers. The company has leading market share in all of its markets and continues to widen its moat with capacity expansions. The fundamentals and trends remain strong for the business.
Lennox International Inc. performed well reflecting a faster than expected recovery in its Commercial HVAC segment. We have been pleased with the company’s operational performance and progress on exiting non-core business lines since CEO, Alok Maskara, took over. While we remain attracted to the business longer term, we took advantage of strength and trimmed the position in the most recent quarter.
Old Dominion Freight Line, Inc. (ODFL) delivered significant positive performance during the quarter as a large less than truckload competitor, Yellow Corporation ("Yellow"), began losing business ahead of a looming strike of its mostly unionized workforce. Yellow eventually filed for Chapter 11 bankruptcy, and ODFL made a bid for its terminal assets. The stock also responded positively as the lingering freight recession and inventory de-stocking showed some possible signs of coming to an end.
Allison Transmission Holdings (ALSN) reported solid quarterly results with stable gross margins and better than expected product demand. Additionally, the company continues to buy back shares aggressively, having reduced shares outstanding by 6% in the first 9 months of 2022. Despite the cyclicality of ALSN’s end-markets, we maintain a positive outlook on the shares reflecting the company’s cash flow generation, capital position, and aggressive capital returns.
AerCap Holdings N.V.  continues to execute extremely well in the current environment. Now that the company has achieved its leverage target following the loss of its Russian assets, they are looking to resume share buybacks. Given the favorable demand environment for commercial aircrafts and engines, as well as AerCap Holdings N.V. ’s strong market position, we believe the company should generate improving rates of return on incremental capital deployed. AerCap Holdings N.V. most recently booked a strong quarter of asset sales, generating an impressive 25% margin, which was then used to buy back stock at a discount to book. The company remains under-levered and has significant capacity to continue buying back stock.
The more challenged positions in the period were Dollar Tree, Inc. (Consumer Staples sector), Armstrong World Industries, Inc. (Industrials sector), Brown Foreman Corporation (Consumer Staples sector), UniFirst Corporation (Industrials sector), and STORE Capital (Real Estate sector).
Dollar Tree, Inc.’s underperformance in the period reflects ongoing profitability challenges brought on by an unfavorable mix shift toward lower margin consumables, shrink, and higher operating and remodeling costs. We believe the investments the business is making today will be supportive of improved profitability going forward, and that the challenges the business has faced recently are

Management's Discussion of Fund Performance (Unaudited) (Continued)
transitory in nature. Dollar Tree, Inc.’s management team now consists of the best operators in the retail industry, the business is well positioned to benefit in today’s economic climate, and we view the stock’s current valuation as attractive.
Armstrong World Industries, Inc. underperformed earlier in the period after reporting weaker than expected results, reflecting project delays and macro-related uncertainty. Management lowered guidance to reflect these challenges, which added to the underperformance of the stock.  As long-term investors, we see value in Armstrong World Industries, Inc.’s  outsized exposure to non-residential construction (~95% of revenue) and repair/remodel (~70% of revenue). The portfolio effect driven by their diverse end markets offers stability in downturns, and repair/remodel demand has remained stable in 8 of the last 9 downturns. Further, in prior recessions, average volume unit (price/mix component of sales growth) was flat at worst. Armstrong World Industries, Inc.’s  balance sheet remains strong at 2x net debt/ earnings before interest, taxes, depreciation and amortization (EBITDA).
Brown Foreman Corporation was weaker early in the period after reporting earnings below estimates despite better guidance in most metrics. The disappointment came from gross margins, which were down -330bps year over year. While input costs have moderated, Brown Foreman Corporation experienced much higher transportation costs in the most important operational quarter as they tried to get products to customers ahead of the busy holiday season. Guidance for organic revenue growth was raised due to higher demand, and Brown Foreman Corporation will keep spending in line with growth for the rest of the year to keep earnings before interest and taxes (EBIT) expanding in fiscal year 2023. All said, there is no change to the thesis, and Brown Foreman Corporation continues to execute on their long-term strategy of being a premium global spirits provider.
UniFirst Corporation has struggled in recent quarters, resulting in management reducing guidance twice due to sustained cost pressures. Margins remain meaningfully compressed relative to pre-pandemic levels. On the positive side, pricing remains strong, as customers seem to understand the justification of higher cost of service. We believe the company should be able to normalize margin over time, due to the oligopolistic nature of the industry.
In September of 2022, STORE Capital Corporation ("STORE") announced that it was to be acquired by GIC and Oak Street, two private equity firms. The market was up 13.6% during the first half of the period and STORE did not participate because of the pending deal.
Outlook and Conclusion
Looking ahead, while we have been pleased with the better than expected economic data and improving inflation readings this year, we note that core inflation remains higher than the Fed’s long-term target of 2% and the labor market remains tight with U3 unemployment below 4%. With that backdrop, it has become more apparent to investors that interest rates may stay higher for longer than previously expected.
The Fed is now forecasting stronger economic growth in 2023 and 2024.  Stronger growth, a tight labor market, along with inflation in the 3-4% range led to a forecast of higher interest rates for a longer period. Dot plots from the Fed now assume the possibility of one more 25bps interest rate increase this year, with fewer rate cuts than previously expected over the next couple of years. We believe that the Fed may not need to raise the funds rate again, as decelerating inflation and some signs of cooling in the labor market may be enough to limit additional increases. However, rates may remain at elevated levels over the next couple of years.
Predicting the future direction of the economy is always challenging.  Potential positives include a strong labor market, rising wages, and lower inflation. Potential negatives include higher interest rates, elevated energy prices, tighter bank lending standards, and the drawdown of savings accumulated by consumers during the pandemic. While the odds of a recession over the next 12-18 months remain elevated, there are signs that suggest a soft landing may be possible. Longer term, we remain positive on the U.S. economy and expect real gross domestic product (GDP) growth in the 2-3% range driven by growth in the labor force and improving productivity.
In terms of the equity market, we recognize the difficulty in determining what investors have priced into stocks at a specific point in the economic cycle.  Valuations based on near term earnings are somewhat elevated in the context of higher interest rates and a possible recession. Going forward, we believe that equity returns in the near term may be muted, with shareholder yield (dividends, share repurchase, debt reduction) comprising a significant percentage of the total return from equities. We continue to expect greater volatility in share prices in the months ahead.
Longer term, we continue to believe that quality attributes and solid company fundamentals will lead to strong risk adjusted returns over time. Historically, the companies in the Fund generate much higher returns on capital, have stronger balance sheets, and trade at reasonable valuations relative to the broader market.
We believe the quality of the portfolio positions it well for the next few years, even if the market trades modestly higher. The Fund’s portfolio may struggle to keep up in an environment of double-digit returns. In an environment of possibly lower expected returns and greater volatility, we believe the portfolio offers an attractive option for equity investors. Our goal remains to outperform the broader market over full market cycles with less volatility.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Fund - Class A* and the Russell Midcap® Index
Average Annual Total Returns**
Touchstone Mid Cap Fund	1 Year	5 Years	10 Years
Class A	13.58%	7.12%	9.05%
Class C	17.70%	7.44%	9.04%
Class Y	19.90%	8.51%	9.98%
Class Z	19.56%	8.22%	9.69%
Institutional Class	19.96%	8.59%	10.06%
Class R6*	20.07%	8.59%	10.02%
Russell Midcap® Index	13.45%	6.38%	8.98%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares was February 22, 2021. Class R6 shares performance was calculated using the historical performance of Class Y shares for the periods prior to February 22, 2021. The returns have been restated for sales loads and fees applicable to Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.
The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Mid Cap Value Fund
Sub-Advised by Leeward Investments, LLC
Investment Philosophy
The Touchstone Mid Cap Value Fund (the “Fund”) seeks capital appreciation by investing primarily in common stocks of medium capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.
Fund Performance
The Touchstone Mid Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended September 30, 2023. The Fund’s total return was 6.86 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 11.05 percent.
Market Environment
The market environment created a mixed backdrop for the Fund’s investments in the trailing 12-month period ending September 30, 2023. High beta stocks meaningfully outperformed low beta stocks, and stocks with lower yields outpaced stocks with higher yield. Results by market cap size and valuation were mixed. The best performing sectors in the benchmark over the last 12 months were Industrials, Energy, and Consumer Discretionary. Notable underperforming sectors in the period were Real Estate, Communication Services and Utilities.
Portfolio Review
The Fund’s relative underperformance was driven by weaker stock selection, which was most pronounced in the Materials and Industrials sectors. The portfolio trailed its benchmark in six of eleven sectors. The strongest relative returns by sector were in Health Care and Information Technology.
The Materials sector had moved broadly higher in late 2022/early 2023 in anticipation of China’s reopening and was aided by the beta rally in the U.S. that faded somewhat in second quarter 2023 as expectations for China failed to materialize. China’s continued softness combined with energy volatility and widespread destocking have been headwinds more recently. Two notable laggards in the sector include FMC Corporation (“FMC”) and Livent Corporation (“LTHM”).  FMC traded lower as investors worried about potential weakness in the agriculture cycle and saw pressure from continued global destocking along with a short report highlighting patent challenges for a number of their chemical compounds. Much of LTHM's underperformance was concentrated in fourth quarter of 2022 as several issues beset the lithium producer. Economic weakness in China has undermined electric vehicle (“EV”) production and demand, and changes in government EV incentives at year-end created industry volatility.
In industrials, strength in Clean Harbors Inc. (“CLH”) was not enough to offset weakness in Genpact Limited (“G”) and Regal Rexnord Corporation (“RRX”). Positive results in CLH’s Environmental Services unit related to pricing, product mix, reshoring, and infrastructure helped offset potential arising cyclical headwinds. Their most recent investor day highlighted strong a secular outlook through 2027. The perceived impact that artificial intelligence (“AI”) might have on Genpact, a business process outsourcer, led to multiple contraction despite strong quarterly results. Genpact has experience and talent in AI, and management believes the trend to be additive in the future. RRX declined in late 2022 on news of a sizeable acquisition, as investors were concerned about increased leverage ahead of a potential market downturn.
The portfolio’s underweight to the Consumer Discretionary sector detracted from performance, along with weaker selection in that sector. The largest detractor was Advanced Auto Parts, Inc. (“AAP”). We purchased AAP in second quarter 2023 in part due to our belief that an improving supply chain would enhance parts availability and service levels. The most recent quarterly results indicate that the turnaround might take longer than expected. Not owning benchmark companies Royal Caribbean and Carnival also hurt relative returns, as the cruise lines were up 143% and 95% in the period, respectively. BorgWarner Inc. (“BWA”) was a highlight in the portfolio in the sector as production began to recover as chip availability improved. BWA also announced a spinoff of its aftermarket business.
Widespread regional bank weakness was responsible for the shortfall in the Financials sector. The market’s reaction to the failures of Silicon Valley Bank and Silvergate Capital was to sell any stocks that had a modicum of similar risk, so any banking franchises with high percentages of uninsured deposits or exposure to technology/venture capital saw significant price pressure. We did not have exposure to Silvergate Capital ("SI") or SVB Financial Group ("SIVB") in our portfolio, though suffered collateral damage in holdings Signature Bank (“SBNY”) and Western Alliance Bancorp (“WAL”). Our underweight to banks and financials helped mitigate the impact of these detractors. These banks were attractive investment opportunities because of their low-operating-cost business models that generated above-average returns with less credit risk. Their business models did not rely on significant branch networks with consumer deposits and instead were driven by larger banking relationships with commercial deposits.  The deposits

Management's Discussion of Fund Performance (Unaudited) (Continued)
from these relationships were sometimes large and well in excess of the Federal Deposit Insurance Corporation's insured deposit limit resulting in greater efficiencies for the bank. This model has been chased by other banking institutions for decades.  In hindsight, higher interest rates exposed a flaw in the business model in terms of liquidity risk that was not fully appreciated.  In periods of panic, large depositors can leave, and quickly.  As the bank run became apparent at SIVB, we rapidly addressed increased risk in the portfolio. We exited the positions in SBNY and WAL and initiated a position in a bank with a low uninsured deposit ratio, limited office exposure, and diversified deposit base that we felt was overly punished in the turmoil.
The portfolio benefitted from strong selection in the Health Care and Information Technology sectors, along with our positioning in Real Estate (underweight) and Communication Services (no exposure). Encompass Health Corporation (“EHC”), and Cencora, Inc. (“COR”) led portfolio returns in the Health Care sector while PTC Inc. (“PTC”) and Akamai Technologies Inc. (“AKAM”) were significant contributors in the Information Technology sector. EHC benefitted from improving demand for more typical healthcare and the easing of pressure from increased nursing wages. COR beat recent quarterly expectations and raised forward guidance, as the company has experienced steady growth and pricing trends on improved medical utilization. PTC also beat expectations and raised guidance on resilient bookings and solid execution. The software company has also benefitted from product leadership, an extended Industrial cycle, and right-sized expectations for 2023 set by management.  At Akamai, better demand for their security services platform propelled guidance higher.
Our largest relative overweight position continues to be in the Consumer Staples sector, while we remain underweight the Real Estate and Communication Services sectors. These exposures are driven by the opportunity set we see in each sector. Recent additions to the portfolio include an insurance company and a chemicals company, and we recently exited positions in Health Care, Insurance, and Information Technology in favor of better risk/reward elsewhere.
Outlook and Conclusion
The market exhibited familiar themes during the period – notably, its volatility and continued opacity – and it is unclear when these factors may abate. The U.S. Federal Reserve (“Fed”) continues to fight inflation and the prospect of another increase and higher-for-longer rates remains at the forefront of investor considerations. To date, the Fed has managed a delicate situation without significantly affecting the country’s employment rate. Credit concerns continue to percolate in the banking system while credit issuance has declined substantially since the March liquidity crisis.  U.S. consumers are facing higher energy prices and the resumption of student loan payments. Low-income consumers are stretched to the breaking point and high-income consumers are showing signs of spending restraint.  The United Auto Workers (UAW) strike and lower auto production will have knock-on effects across the global economy.  Industries continue to destock excess inventories built up during the supply chain mess of COVID, though some areas are starting to approach normal levels.  The coming wave of debt refinancing in the office real estate market has some investors worried about tangential effects through the financial system. China is faced with a slowing economy, a debt crisis fueled by real estate speculation, and the start of a demographic headwind, which could last decades. Europe continues to muddle through the effects of inflation and the war in Ukraine.  Lastly, while the threat of a government shutdown was averted in the near term, the ongoing discord in the House of Representatives threatens that stability just in time for the holidays.
Amid these market dynamics, we continue to hold fast and invest according to our process. Fundamentally, we are looking for quality stocks, trading at a discount, with good risk/reward. We look for companies with strong management teams, high barriers to entry, solid balance sheets, and we continue to rigorously examine downside scenarios for our positions.
We continue to find what we believe are attractively valued investment opportunities with favorable risk/reward profiles. While we do not believe in making short-term projections, we believe these investments will outperform the market longer term.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Value Fund - Class A* and the Russell Midcap® Value Index
Average Annual Total Returns**
Touchstone Mid Cap Value Fund	1 Year	5 Years	10 Years
Class A	1.53%	4.33%	6.72%
Class C	5.08%	4.63%	6.71%
Class Y	7.14%	5.68%	7.62%
Institutional Class	7.29%	5.82%	7.77%
Russell Midcap® Value Index	11.05%	5.18%	7.92%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Sands Capital International Growth Equity Fund
Sub-Advised by Sands Capital Management, LLC
Investment Philosophy
The Touchstone Sands Capital International Growth Equity Fund (formerly, Touchstone International ESG Equity Fund) (the “Fund”) seeks long-term capital appreciation.
Fund Performance
The Touchstone Sands Capital International Growth Equity Fund (Class A shares) outperformed its benchmark the MSCI All Country World Ex-USA Index for the 12-month period ended September 30, 2023. The Fund’s total return was 20.50 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 20.39 percent.
Market Environment
The past 12-month period has been especially volatile for international equities (as measured by the MSCI All Country World ex-USA Index). International equities rallied during the period rising 20%.
The bulk of the market recovery occurred during the fourth quarter of 2022 where international equities jumped nearly 14% on the back of improving economic conditions in Europe and optimism around China’s reopening. However, by the third quarter of 2023 markets began to sour once again. European value equities significantly outperformed European growth equities by nearly 11% since May, 2023 and the performance of Value compared to Growth has now risen to a 15-month high. Around the world, investors are becoming keenly aware of rising oil prices and bond yields. This has buoyed energy and financials stocks and weighed on luxury goods as global PMIs and other economic confidence indicators begin to roll over.
Within Asia, the economic outlook also remains challenged. Chinese property developers have continued their sell-off and their stocks have fallen to their lowest levels in 12 years. The instability in the housing sector led to sentiment deteriorating. Projections now show that the region may now grow at the slowest pace since the late 1960s excluding the major shocks of the pandemic, the Asian financial crisis, and the global oil shock of the 1970s.
Portfolio Review
Security selection drove results and weighed on the positive effects from sector allocation. From a regional perspective, U.S./Canada was the largest contributor to relative results, while Developed Asia was the largest detractor. From a sector perspective, Consumer Discretionary was the largest contributor and Industrials and Healthcare were the largest detractors.
The top individual absolute contributors for the period were Shopify Inc., ASML Holding N.V., Taiwan Semiconductor Manufacturing Company Limited (all Information Technology sector), MercadoLibre, Inc. (Consumer Discretionary sector), and VAT Group AG (Industrials sector).
Shopify Inc. reported strong second quarter 2023 results across the board beating both revenue and earnings expectations and guided for higher than expected free-cash-flow margins even while growth re-accelerates in 2023. Recall, investors were dubious of Shopify Inc.’s free-cash-flow margin profile before the sale of Shopify Inc’s fulfillment network in June. However, we believe the business’ second quarter 2023 results should assuage any lingering fears of significant margin compression, with Shopify Inc. now guiding for free-cash-flow margins to expand 7-10% in 2023. Furthermore, the company reported no significant uptick in merchant churn, despite the company implementing its first price increase in 12 years. We believe this is a strong indication of the focal role that Shopify Inc. plays for businesses of all sizes. We expect Shopify Inc.’s ecosystem of products including point of sale, buy-now-pay-later, and, markets, to name a few, to further ingrain Shopify Inc. as a key solution of customers around the world.
ASML Holding N.V. traded higher with semiconductor businesses more generally on the heels of artificial intelligence (AI) enthusiasm. The business remains the world’s sole provider of extreme ultraviolet (EUV) lithography systems; a critical manufacturing component for the world’s most advanced chips. Demand for AI chips - which require EUV to manufacture—is inflecting, with Taiwan Semiconductor significantly increasing its capacity for leading-edge AI chip production. It is possible that this inflection coincides with the recovery in PCs and smartphones. Longer term, increasing manufacturing complexity will likely drive more demand for ASML Holding N.V.’s products, including the high-volume ramp of the gate-all-around transistor architecture, which we expect in the next few years. We model a tripling in EUV sales over the next five years—attributable to a combination of unit and pricing growth—as more leading-edge use cases drives demand for chips requiring more of ASML Holding N.V.’s exclusive technology.
Shares of MercadoLibre, Inc. traded higher during the period. The business released strong second quarter 2023 results highlighted by accelerating gross merchandise value growth (GMV). GMV during the second quarter 2023 quarter grew 47 percent year-over-

Management's Discussion of Fund Performance (Unaudited) (Continued)
year and in our view, underscores that customers continue to flock to MercadoLibre, Inc. for its vast catalog and fast and reliable shipping times. 56% of orders during the period  were delivered same-day or next day, the highest level in the company’s history. Quarterly, credit originations within MercadoLibre Inc.’s financial technology offering grew too, largely driven by a scaling consumer credit book in Mexico. User growth and engagement also remained healthy at 45 million users. Importantly, MercadoLibre Inc. continues to grow efficiently,  earnings before interest and taxes margins beat expectations growing by 6% year-over-year driven by stronger ecommerce take rates and lower credit provisioning. Looking ahead, we continue to remain confident in MercadoLibre Inc., as the business scales into newer markets such as Mexico where we believe recently removed import taxes on cross-border ecommerce should create additional tailwinds for growth.
The top individual absolute detractors for the period were Adyen N.V. (Financials sector), Nihon M&A Center Holdings Inc. (Industrials sector), M3 Inc. (Health Care sector), Atlassian Corporation (Information Technology sector), and MonotaRO Co. Ltd. (Industrials sector).
Adyen N.V. shares fell after the business reported first-half 2023 results. The business reported an unexpectedly sharp deceleration in volumes—largely driven by heightened competitive intensity in the U.S.—and margin compression driven by the company’s sizeable hiring cycle. The market reaction was excessive, in our view. For one, U.S. domestic ecommerce is a relatively small part of Adyen N.V.’s business, and we expect it to be the slowest-growing and smallest segment by 2028. Importantly, reported metrics, market structure, availability of competitive alternatives, and merchant feedback all suggest that the competitive intensity from the period is isolated to the online-only, domestic-only U.S. channel, and is not broad-based.We also do not believe that profitability is impaired. The hiring investments Adyen N.V. is making are discretionary, time-bound, and inherently fixed in nature. We have previously been concerned that Adyen N.V. would not invest or hire enough to capitalize on its opportunity. We support the company’s offensive posture during a period of broader industry layoffs, given its strong financial position. Looking beyond the headlines, Adyen N.V.’s business fundamentals remain healthy, with 21% year-over-year revenue growth,  earnings before interest, taxes, depreciation and amortization and free cash flow margins in excess of 40%, and over $2 billion of unrestricted cash on hand. Adyen N.V. is executing well on its product roadmap (platforms, Omni channel, embedded financial services) and commercial efforts (new customer wins, including Shopify Inc. partnership announced in June).
Although shares of Atlassian Corporation fell during the period, we remain confident in the business. We view the most recent period’s results as evidence that the pullback in enterprise hiring/spending is starting to stabilize and believe Atlassian Corporation has idiosyncratic tailwinds that remain broadly underappreciated. Atlassian Corporation delivered better-than-expected revenue growth and profitability with adjusted earnings before interest and taxes exceeding consensus estimates by 31%. Displaying progress on recent efforts to add higher-value customers, the business disclosed 52% year-over-year growth in customer relationships of $1 million or more, relative to 30% growth in 2022. In-line with recent trends, both seat expansion and conversions from the free to paid tier were weaker relative to historical averages, but showed signs of stabilization. Recent results confirm, in our view, that Atlassian Corporation remains on track to sustain above-average earnings growth. In the coming quarters, we see several tailwinds for the business emerging, including a slowdown in layoffs and resumed headcount growth across the customer base, improving conversions from the free tier, continued pricing power enabled partly by artificial intelligence capabilities, and cloud migrations driving further revenue uplift from existing customers. Combining these dynamics with slowing growth in operating expenses, we are confident that over the next five years the business can achieve our 25 to 30% long-term growth estimate, with free cash flow margins approaching 35%.
M3 Inc. continues to deal with short-term headwinds related to the roll-off of COVID-related revenue streams. However, we continue to see the business’ long-term fundamentals and growth outlook as favorable as the business benefits from digital transformation in the medical industry. Importantly, M3 Inc. continues to maintain its strength within its medical platform segment. M3 Inc.’s medical platform MR-kun maintains a near monopoly in Japan with over 90% market share and serving over 300,000 doctors. We expect this segment to continue to grow as Japan faces rising labor costs, driving demand for increased efficiencies and digital transformation. Additionally, M3 Inc. continues to both launch new businesses and acquire new ones, with success driving new revenue streams. Its DigiKar medical record-keeping business is now Japan’s top cloud-based digital medical record business, with over 4,500 installations. Lastly, despite expanding headcount and the business’ COVID-related headwinds, M3 Inc. has remained profitable. We expect the business to grow earnings nearly 20% percent annually over the next five years.
Portfolio turnover during the period was modest, which we believe reflects the conviction in the portfolio we have constructed. The most material change we made was our exit from China, which comprised approximately eight percent of the portfolio one year ago.
During the period, we purchased WEG S.A., Formula One, Dino Polska S.A., CTS Eventim AG & Co., Ferrari N.V., Lasertec Corporation, Stevanato Group, Addtech AB, and Constellation Software Inc. We sold Pag Seguro, Tencent, Wuxi Biologics, Anta, AIA, Welcia, CSL, Entain, and Nihon M&A.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook and Conclusion
The rapid change in global interest rates and expectations during the period demonstrates the unpredictability of short-term market movements. While these changes may have spooked investors and pressured equity valuations, they had little impact on our companies' fundamentals. We believe the secular drivers underpinning our companies' addressable markets remain largely intact, as do our companies' competitive advantages, leadership positions, and financial footing. These characteristics, we believe, are what will lead our companies to execute on their opportunities and ultimately drive years of elevated earnings expansion.
The Fund tends to invest in businesses with robust cash balances, strong unit economics, and less debt than the average MSCI ACWI ex-U.S. constituent. Financial strength could become a competitive advantage should the economic environment worsen. We have begun to see evidence of select businesses strengthening their competitive position as they self-fund growth initiatives, while weaker competitors pull back on spending. It is our conviction in the resilience of our businesses that allows us to maintain a long-term perspective as other investors de-risk and shorten their time horizons.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital International Growth Equity Fund - Class A* and the MSCI All Country World Ex-USA Index
Average Annual Total Returns**
Touchstone Sands Capital International Growth Equity Fund	1 Year	5 Years	10 Years
Class A	14.55%	1.14%	4.12%
Class C	18.50%	1.43%	4.12%
Class Y	20.86%	2.49%	5.02%
Institutional Class*	20.79%	2.50%	5.03%
Class R6*	20.79%	2.50%	5.03%
MSCI All Country World Ex-USA Index	20.39%	2.58%	3.35%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class and Class R6 shares was August 23, 2019 and August 31, 2023, respectively. Institutional Class shares’ and Class R6 shares' performance was calculated using the historical performance of Class Y shares and Institutional Class shares, respectively, for the periods prior to August 23, 2019 and August 31, 2023, respectively. The returns of Institutional Class shares and Class R6 shares are not annualized.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Notes to Chart
MSCI All Country World Ex-USA Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the USA.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Sands Capital Select Growth Fund
Sub-Advised by Sands Capital Management, LLC
Investment Philosophy
The Touchstone Sands Capital Select Growth Fund (the "Fund") seeks long-term capital appreciation by primarily investing in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund typically invests in 25 to 35 companies and generally seeks stocks with sustainable above-average earnings growth and capital appreciation potential. In addition, the Fund seeks to invest in companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and are valued rationally in relation to comparable companies, the market and the business prospects for that particular company.
Fund Performance
The Touchstone Sands Capital Select Growth Fund (Class A shares) underperformed its benchmark the Russell 1000® Growth Index for the 12-month period ended September 30, 2023. The Fund’s total return was 25.18 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 27.72 percent.
Market Environment
U.S. growth equities (as measured by the Russell 1000 Growth Index) produced strong gains for the period. After a volatile 2022, equities began a steady ascent higher in the new year. The primary catalyst for improving sentiment was signs of cooling inflation and expectations that the cycle of monetary tightening would end in 2023 without triggering a recession. The emergence of generative artificial intelligence and better-than-feared corporate profitability also supported market gains. Over the period, growth equities outperformed value equities (as measured by the Russell 1000 Value Index) led by strong returns in mega-cap technology stocks, often viewed as the key beneficiaries of artificial intelligence.
Portfolio Review
Over the trailing 12-month period both sector allocation and security selection modestly weighed on relative results. Selection detracted from results in three of the Fund’s sectors with the largest drag on relative results coming from the Communications Services and Financials sectors. Businesses held within both the Consumer Discretionary and Industrials sectors contributed to results. An underweight to the Information Technology sector and overweight to Real Estate both modestly weighed on results.
The top five individual absolute contributors for the period were NVIDIA Corporation, Shopify Inc., ServiceNow, Inc. (all Information Technology sector), Visa Inc. (Financials sector), and Netflix, Inc. (Communication Services sector). The top five detractors were Atlassian Corporation (Information Technology sector), Sea Limited, Match Group Inc. (both Communication Services sector), Snowflake Inc. (Information Technology sector), and Ultragenyx Pharmaceuticals Inc. (Health Care sector).
Outlook and Conclusion
After strong year-to-date gains, many investors are questioning the path forward for equities. The advance for domestic stocks has largely been driven by multiple expansion, fueled by enthusiasm surrounding artificial intelligence and growing evidence the U.S. Federal Reserve has approached the end of monetary tightening without causing a near-term slowdown in economic activity.
Now, equity valuations sit at historically elevated levels at a time where many are noting increasing vulnerability in the economy and financial system. More specifically, the yield curve is extremely inverted relative to its history, a typical harbinger of a recession. Meanwhile, consumer excess savings are dwindling, and the lagged impacts of tighter monetary policy continue to work through the system, with increasing stresses on the banking system.
With this as a backdrop, we are often asked our views on the prospects for a recession. Our belief is that the stringent application of our investment criteria often serves as an advantage in periods of an economic downturn. Businesses with financial strength, leading market positions, and secular growth drivers are typically well positioned to survive an economic slowdown. Furthermore, we see evidence of select businesses strengthening their competitive position as they self-fund growth initiatives, while weaker competitors pullback on spending.
It is our conviction in the resilience of our businesses that allows us to maintain a long-term perspective as many other investors de-risk and shorten their time horizons. Recently, several growth industries have withstood cyclical downturns. We have used the near-term headwinds in the semiconductor, cloud infrastructure, and genomics industries as opportunities to rotate capital to businesses where share price weakness has conflicted with our long-term expectations for earnings growth.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Meanwhile, contrary to the broader market, earnings growth has been the primary driver of the Fund’s year-to-date performance. In fact, earnings have accounted for the portfolio’s entire year-to-date advance through September 2023, compared to the Russell 1000 Growth Index, which has seen earnings expand 13 percent, relative to its 25 percent year-to-date return. As a result, the portfolio’s valuation relative to the broader market has become increasingly attractive.
Looking forward, we believe the portfolio is exposed to the leaders and emerging leaders well positioned to benefit from a diverse set of secular growth drivers. Growth for these businesses is underappreciated over our horizon, in our view, with fundamentals that in many cases are likely to accelerate as near-term industry specific headwinds recede. With a relative valuation that looks attractive versus its history, we believe the Fund is set to benefit from its exposure to businesses we estimate can deliver sustainable above-average earnings growth.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Select Growth Fund - Class A* and the Russell 1000® Growth Index
Average Annual Total Returns**
Touchstone Sands Capital Select Growth Fund	1 Year	5 Years	10 Years
Class A	18.88%	2.09%	7.36%
Class C	23.48%	2.41%	7.34%
Class Y	25.46%	3.40%	8.27%
Class Z	25.15%	3.12%	7.99%
Institutional Class*	25.64%	3.36%	8.12%
Class R6*	25.76%	3.39%	8.14%
Russell 1000® Growth Index	27.72%	12.42%	14.48%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares and Class R6 shares was September 1, 2020. Institutional Class shares' and Class R6 shares' performance was calculated using the historical performance of Class Z shares for the periods prior to September 1, 2020. The returns have been restated for sales loads and fees applicable to Institutional Class and Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Management's Discussion of Fund Performance (Unaudited) (Continued)
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Small Cap Fund
Sub-Advised by The London Company
Investment Philosophy
The Touchstone Small Cap Fund (the “Fund”) seeks capital appreciation by investing primarily in common stocks of U.S. companies with small market capitalizations. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield.  Its goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective private market values.
Fund Performance
The Touchstone Small Cap Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Index, for the 12-month period ended September 30, 2023. The Fund’s total return was 18.65 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 8.93 percent.
Market Environment
For the 12-month period ending September 30, 2023, the major U.S. stock indices posted strong returns. The Russell 3000 Index returned 20.5% during the period. Large companies led the way as the Russell 1000 Large Cap Index returned 21.2% vs. an 8.9% gain in the Russell 2000 Small Cap Index. Better than expected economic news and hope of gains from Artificial Intelligence (AI) led to significant outperformance of the Growth Indexes (the Russell 3000 Growth Index rose 26.6% vs. a 14.1% increase in the Russell 3000 Value Index). In calendar year 2023, the market has been remarkably concentrated in the Large Cap Core Indices where the returns have been driven by significant gains in seven stocks (76.6% and 84.4% of the total returns of the Russell 1000 and S&P 500 Indices, respectively).
Turning to factor analysis, companies exposed to higher Volatility (higher beta) and Growth factors posted the strongest results during the period. Exposure to Value, Yield, and Momentum factors presented headwinds. Quality factors delivered mixed results.
The strongest sectors for the market in the period were Energy and Industrials while Healthcare and Utilities lagged the broader market.
U.S. economic activity continued to expand at a solid pace during the period as a strong labor market and rising wages led to growth in consumer spending. While economic data has been better than expected for much of the year, there were signs of a slowdown in spending in September, 2023. Potential headwinds to future spending include tighter bank lending standards, higher energy prices, and the resumption of student loan payments.
Inflation measures have continued to moderate throughout the year. In the latest monthly readings, total inflation (both consumer price index and personal consumption expenditures price index) pointed to annual increases in the 3-4% range, while annual growth in core inflation remains in the 4% range. Importantly, the three month annualized change in core personal consumption expenditure ("PCE") fell to 2.4%. Inflation is still a bit higher than the Federal Reserve’s (Fed) target, but the numbers are clearly moving in the right direction.
Housing data, while showing some signs of stabilization, trended lower during recent months reflecting affordability issues due to higher interest rates. Higher interest rates relative to recent years is discouraging many homeowners with a mortgage from moving, leading to both weaker sales and lower inventory levels of existing homes. The lower supply of existing homes has helped establish a floor for prices, while pushing many buyers to purchase new homes.
The labor market remains quite strong and the U.S. economy added over 700 thousand net new jobs during the third quarter, 2023. In recent months, the U3 unemployment rate moved slightly higher to 3.8%, while the labor force participation rate held steady at roughly 62.8%. Average hourly earnings rose 4.2% vs. the prior year. With rising interest rates over the last couple of years, many economists expected a reduction in job creation and a higher unemployment rate. That has not happened yet, and the U.S. labor market has consistently posted stronger than expected results, which supports the higher for longer narrative on interest rates.
Survey results from the broader Institute for Supply Management ("ISM")   data was mixed, as demand for services was stronger than demand for goods. In the latest monthly reading, the ISM manufacturing index improved a bit to 49.0, but remained below 50 reflecting the impact of higher interest rates on demand for goods. Meanwhile, the ISM services index declined a bit to 53.6, but

Management's Discussion of Fund Performance (Unaudited) (Continued)
remained above 50, posting its ninth consecutive month in expansion territory. For both surveys, a reading below 50 suggests economic contraction while any score over 50 suggests expansion.
With regard to monetary policy, a strong labor market combined with higher than desired inflation resulted in a shift toward tighter monetary policy from the Federal Reserve in early 2022. Throughout 2022, the Fed raised the fed funds rate 425bps. As inflation readings moderated over time, the Fed reduced the level of rate increases from 75bps to 25bps.  Separately, the Fed began reducing the size of its balance sheet via Quantitative Tightening in June of 2022.
The Fed continued its tighter monetary policy in 2023 and raised the Fed Funds rate another four times (25bps each time) earlier this year. The Federal Open Market Committee met during September and did not change the federal funds rate, which remained at 5.25% - 5.50%.
Longer-term yields moved higher in recent months (10 year Treasuries ended the quarter at roughly 4.6%), but the yield curve remains inverted. Lower long-term relative to short-term yields suggest either weaker economic growth or lower inflation in the future, while higher short-term rates reflect the Fed’s attempts to curb the rate of inflation and balance the tight labor market.
Portfolio Review
During the period, both sector allocation and stock selection benefited relative performance, but stock selection was the predominant driver. At the sector level, an underweight position in Healthcare and an overweight position in the Consumer Discretionary sector had a positive impact on relative performance, partially offset by underweight positions in the Energy and Information Technology sectors.
In terms of stock selection, the best performing stocks based on relative performance vs. the benchmark during the period were Tempur Sealy International Inc. (Consumer Discretionary sector), Vontier Corporation (Information Technology sector), Evoqua Water Technologies ("Evoqua") (Industrials sector), NewMarket Corporation (Materials sector), and Matson Inc. (Industrials sector).
Tempur Sealy International Inc. shares rebounded in 2023 after underperforming last year. The company’s results have generally been better than expected as it continues to take price and gain market share despite declining demand for bedding products. Management has taken advantage of its strong financial position to invest in various growth initiatives and return significant capital to shareholders through repurchases. Valuation remains compelling and our investment thesis is supported by robust free cash flow generation, strong brand equity, and solid management execution.
Vontier Corporation outperformed during the period as the company continued to show progress on its portfolio transformation efforts while driving efficiencies in the core business. Quarterly results demonstrated strong demand for retail fueling products and carwash technology, while supply constraints began to ease. Management also announced encouraging 2023 guidance, as they appear to be moving beyond the notable electric vehicle headwinds that have weighed on sentiment. We believe Vontier Corporation’s portfolio of highly profitable and resilient franchises remain well positioned to serve its large customer base with a variety of value-added solutions and to capitalize on emerging trends within the mobility market.
Evoqua was up early in the period due to strong results and then in the March 2023, Xylem Inc. ("Xylem") announced it was acquiring Evoqua in an all-stock transaction. This transaction closed in second quarter 2023 and we exited Xylem.
NewMarket Corporation outperformed after a strong earnings report that showed some recovery in pricing and margins after a long period of higher base oil and chemical prices. The stock flattened out later in the year as oil prices rose.  NewMarket Corporation also used stronger cash flow to repay debt and repurchase company shares, both of which the market seemed to appreciate.
Shares of Matson Inc. rallied during the second half of the period as the company’s ocean freight services benefited from stabilizing market conditions and freight rates. Transpacific trade dynamics may improve as retailers continue to work through inventory, while the return of tourism should help support demand in its Jones Act markets. The company’s success since the onset of the pandemic has enabled permanent volume additions in the China trade-lane, a transformed balance sheet, and significant share count reduction. Matson Inc. remains strategically positioned as a US Jones Act shipping operator and its expedited freight service continues to offer an attractive value proposition for its customers.
The more challenged positions based on relative performance were Ingevity Corporation (Materials sector), Hanover Insurance Group, Inc. (Financials sector), Cable One, Inc.  (Communication Services sector), Casella Waste Systems, Inc. (Industrials sector), and Armstrong World Industries, Inc. (Industrials sector).
Ingevity Corporation underperformed the market  as a softer than expected demand environment and persistent raw material cost inflation forced management to lower guidance in two consecutive quarters. We believe the business is improving, as Ingevity Corporation is investing in alternative fatty acid production capacity, which will enable the business to enter new markets, support a cost advantage, and will enable feedstock selection. We believe this will provide better products for customers and enable the

Management's Discussion of Fund Performance (Unaudited) (Continued)
business to mitigate CTO (Ingevity Corporation’s current key raw material) cost inflation.  Ingevity Corporation’s current valuation is attractive (roughly 6.5x Enterprise Value/Earnings Before Interest, Taxes, Depreciation & Amortization), and the company’s diverse product mix, growing pavement technology business, and monopoly position on activated carbon for automobiles provide ample downside protection.
Hanover Insurance Group, Inc. has underperformed the broader market during the period reflecting concerns related to the company’s exposure to commercial real estate (CRE). The company has exposure to CRE through ownership of commercial mortgage backed securities. Additionally, Hanover Insurance Group, Inc. results were negatively impacted by catastrophic weather in some of their core regions. Investment portfolio aside, we continue to have confidence in the company’s discipline and strategy in navigating the challenging underwriting environment.
Shares of Cable One, Inc.  continue to be pressured by muted subscriber growth reflecting lower move activity and fixed wireless competition. However, customer churn remains at record lows while higher data consumption and speed upgrades are driving ARPU growth and margin expansion. The company is well positioned as an advantaged provider of high-speed internet in rural markets, while its lower penetration and merger and acquisition prowess should provide a long runway for subscriber growth.
Casella Waste Systems, Inc. underperformed the broader market since its addition to the portfolio earlier in the year reflecting concerns about lower volumes in a weakening macro environment, and execution risk following recent acquisitions. Casella Waste Systems, Inc.  recent equity issuance also was a headwind to shares. Casella Waste Systems, Inc.’s management team has streamlined its integration playbook and has been successful with its tuck in acquisition strategy. Management is delivering on its higher-quality earnings plan while free cash flow is growing at a double-digit rate. We remain attracted to Casella Waste Systems, Inc.’s landfill assets, pricing power, and ability to improve unit economics.
Armstrong World Industries, Inc. early in the period after reporting weaker than expected results, reflecting project delays and macro-related uncertainty. Management lowered guidance to reflect these challenges, which added to the underperformance of the stock.  As long-term investors, we see value in Armstrong World Industries, Inc.’s outsized exposure to non-residential construction (~95% of revenue) and repair/remodel (~70% of revenue). The portfolio effect driven by their diverse end markets offers stability in downturns, and repair/remodel demand has remained stable in 8 of the last 9 downturns. Further, in prior recessions, average volume unit (price/mix component of sales growth) was flat at worst. Armstrong World Industries, Inc.’s balance sheet remains strong at 2x net debt/EBITDA.
Outlook and Conclusion
Looking ahead, while we have been pleased with the better than expected economic data and improving inflation readings this year, we note that core inflation remains higher than the Fed’s long-term target of 2% and the labor market remains tight with U3 unemployment below 4%. With that backdrop, it has become more apparent to investors that interest rates may stay higher for longer than previously expected.
The Fed is now forecasting stronger economic growth in 2023 and 2024.  Stronger growth, a tight labor market, along with inflation in the 3-4% range led to a forecast of higher interest rates for a longer period. Dot plots from the Fed now assume the possibility of one more 25bps interest rate increase this year, with fewer rate cuts than previously expected over the next couple of years. We believe that the Fed may not need to raise the funds rate again, as decelerating inflation and some signs of cooling in the labor market may be enough to limit additional increases. However, rates may remain at elevated levels over the next couple of years.
Predicting the future direction of the economy is always challenging.  Potential positives include a strong labor market, rising wages, and lower inflation. Potential negatives include higher interest rates, elevated energy prices, tighter bank lending standards, and the drawdown of savings accumulated by consumers during the pandemic. While the odds of a recession over the next 12-18 months remain elevated, there are signs that suggest a soft landing may be possible. Longer term, we remain positive on the U.S. economy and expect real gross domestic product ("GDP") growth in the 2-3% range driven by growth in the labor force and improving productivity.
In terms of the equity market, we recognize the difficulty in determining what investors have priced into stocks at a specific point in the economic cycle. Valuations based on near term earnings are somewhat elevated in the context of higher interest rates and a possible recession. Going forward, we believe that equity returns in the near term may be muted, with shareholder yield (dividends, share repurchase, debt reduction) comprising a significant percentage of the total return from equities. We continue to expect greater volatility in share prices in the months ahead.
Longer term, we believe that quality attributes and solid company fundamentals will lead to strong risk adjusted returns. Historically, the companies in the Fund generate sustainably high returns on capital, with low leverage ratios, at reasonable valuations relative to the broader market. We believe the quality of the portfolio positions it well for the next few years, even if the market trades modestly higher. The Fund’s portfolio may struggle to keep up in an environment of double-digit returns. In an environment of possibly lower expected returns and greater volatility, we believe the portfolio offers an attractive option for equity

Management's Discussion of Fund Performance (Unaudited) (Continued)
investors. Our goal remains to outperform the broader market over full market cycles with less volatility.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Fund - Class A* and the Russell 2000® Index
Average Annual Total Returns**
Touchstone Small Cap Fund	1 Year	5 Years	10 Years
Class A	12.72%	4.96%	5.04%
Class C	16.78%	5.26%	5.05%
Class Y	18.99%	6.30%	5.93%
Institutional Class	19.08%	6.40%	6.02%
Russell 2000® Index	8.93%	2.40%	6.65%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Small Cap Value Fund
Sub-Advised by Leeward Investments, LLC
Investment Philosophy
The Touchstone Small Cap Value Fund (the “Fund”) seeks long-term capital growth by investing primarily in common stocks of small capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.
Fund Performance
The Touchstone Small Cap Value Fund (Class A Shares) outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period ended September 30, 2023. The Fund’s total return was 9.36 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 7.84 percent.
Market Environment
Style factors created a modestly negative backdrop for the Fund for the trailing 12 months ending September 30, 2023. Within the benchmark, beta was the dominant factor: the highest beta quintile outpaced the lowest beta quintile. Results by other factors, like size, cheapness, or yield, were all mixed.
In our benchmark, the Russell 2000 Value Index, the Energy, Industrials, Consumer Discretionary, Materials, and Information Technology sectors materially outperformed the overall index. The most significant underperformers within the benchmark were the Health Care, Utilities and Financials sectors.
Portfolio Review
Despite the ongoing outperformance of higher beta stocks vs. lower beta stocks, our overall portfolio positioning and stock selection in certain sectors drove relative returns. Strong selection and our overweight to the sector drove outperformance in Industrials.  Circor International Inc. (“CIR”), Huron Consulting Group Inc. (“HURN”) and EMCOR Group, Inc. (“EME”) were the sector’s largest individual contributors. Shares of CIR climbed on strong earnings reports and the announcement of management’s decision to put the business up for sale, which attracted multiple competing bids. HURN continues to benefit from renewed demand within their hospital and university verticals.  EME, a construction services provider, has seen strong demand across several of their end markets. The company continues to gain share and management has committed to increased share repurchases. Regal Rexnord Corporation (“RRX”) struggled, comparatively; the stock declined in late 2022 on news of a sizeable acquisition, as investors were concerned about increased leverage ahead of a potential market downturn.
Returns in the Health Care sector exposure were boosted by our portfolio’s avoidance of biotechnology companies, which were down in the period. Encompass Health Corporation (“EHC”) was also a significant contributor as the company benefitted from improving demand for more typical healthcare and the easing of pressure from increased nursing wages.
The Fund relatively outperformed in the Consumer Staples sector as well where strength in Ingredion Incorporated (“INGR”) and Performance Food Group Company (“PFGC”) outweighed weakness in  The Hain Celestial Group, Inc.  (“HAIN”). HAIN has experienced volume weakness driven by non-dairy milk in the EU along with the loss of a sizeable customer.  The company’s core brands are performing better though growth has not been smooth. HAIN’s new management team laid out long-term plans for increased brand spending supported by continued operation restructuring and simplification.
The Fund’s underweight to the Communication Services sector helped relative returns, as the sector in aggregate underperformed, and relative returns in the Utilities and Real Estate sectors were flat. Our underweight to the Consumer Discretionary sector along with weaker stock selection weighed on returns. TopGolf Calloway Brands Corp. (“MODG”) was the largest individual detractor. Reduced traffic in the company’s Top Golf venues has caused investors to question how the business might perform in a downturn. No exposure to the household durables industry, which was up nearly 62% in the period, also added to the relative shortfall.
Bank weakness, particularly in regional banks, was responsible for the shortfall in the Fund’s Financials sector exposure. The market’s reaction to the failures of Silicon Valley Bank and Silvergate Capital was to sell any stocks that had a modicum of similar risk, so any banking franchises with high percentages of uninsured deposits or exposure to technology/venture capital saw significant price pressure. We did not have exposure to Silvergate Capital ("SI") or SVB Financial Group ("SIVB") in the Small Cap Value Fund, though suffered collateral damage in holdings First Interstate BancSystem Inc. (“FIBK”), Western Alliance Bancorp (“WAL”), PacWest Bancorp (“PACW”), and BankUnited Inc. (“BKU”).  Our underweight to banks and financials helped mitigate the impact of these detractors. While each company had its own idiosyncrasies, these banks were attractive investment opportunities because of their low-operating-cost business models that generated above average returns with less credit risk. Their business models did not rely on significant branch networks with consumer deposits and instead were driven by larger banking

Management's Discussion of Fund Performance (Unaudited) (Continued)
relationships with commercial deposits. The deposits from these relationships were sometimes large and well in excess of the Federal Deposit Insurance Corporation's insured deposit limit resulting in greater efficiencies for the bank. Other banking institutions for decades have chased this model.  In hindsight, higher interest rates exposed a flaw in the business model in terms of liquidity risk that was not fully appreciated. In periods of panic, large depositors can leave, and quickly. As the bank run became apparent at SIVB, we rapidly addressed increased risk in the portfolio. We exited the positions in PACW and WAL on the day of the SIVB failure and exited BKU prior to the end of first quarter 2023. We also initiated positions in a handful of banks with low uninsured deposit ratios, limited office exposure, and diversified deposit bases that we felt were overly punished in the turmoil.
While our Energy sector holdings by and large did well in the period, our underweight to the sector, which was up over 40%, caused our portfolio to lag. In materials and information technology, weaker selection in both areas weighed on returns. Much of Livent Corporation’s (“LTHM”) underperformance was concentrated in fourth quarter of 2022 as several issues beset the lithium producer. Economic weakness in China has undermined electric vehicle (“EV”) production and demand, and changes in government EV incentives at year-end created industry volatility. Ingevity Corporation (“NGVT”) underperformed as weak Chinese auto production and rising raw material costs drove a reduction in earnings guidance. Lastly, no exposure to metals/mining (up over 50%) also cost us on a relative basis.
A trio of communications equipment stocks depressed relative returns in the Fund’s Information Technology sector: Viavi Solutions Inc. (“VIAV”), Lumentum Holdings Inc. (“LITE”) and Harmonic Inc. (“HLIT”). VIAV saw reduced demand for their network testing equipment and quarterly results that fell short of expectations; we continue to wait for the network testing cycle to improve. LITE reduced its fiscal year guidance as data center inventory corrections from Apple Inc. and Amazon Web Services have affected demand for their optical products. HLIT, a hardware provider for cable industry infrastructure, moved lower as customers have managed inventory levels ahead of a transition to new cable technology.
We have not made material changes to the Fund’s portfolio positioning in the 12 months ending September 30, 2023. At the end of the period, our largest relative overweight positions are in the Industrials and Consumer Staples sectors. We are notably underweight in the Financials, Real Estate, and Energy sectors. These exposures are driven by the opportunity set we see in each sector. During the quarter, we initiated positions in Globus Medical, Inc. (Health Care sector), Permian Resources Corporation (Energy sector) and Silicon Laboratories Inc. (Information Technology sector). We exited our positions in MACOM Technology Solutions Holdings Inc. (Information Technology sector), NuVasive (Health Care sector), and PDC Energy (Energy sector).
Outlook and Conclusion
The market exhibited familiar themes at the end of the period – notably, its volatility and continued opacity – and its unclear when these factors may abate. The U.S. Federal Reserve (Fed) continues to fight inflation and the prospect of another increase and higher-for-longer rates remains at the forefront of investor considerations. To date, the Fed has managed a delicate situation without significantly affecting the country’s employment rate. Credit concerns continue to percolate in the banking system while credit issuance has declined substantially since the March 2023 liquidity crisis. U.S. consumers are facing higher energy prices and the resumption of student loan payments. Low-income consumers are stretched to the breaking point and high-income consumers are showing signs of spending restraint. The United Auto Workers ("UAW") strike and lower auto production will have knock-on effects across the global economy. Industries continue to destock excess inventories built up during the supply chain mess of COVID-19, though some areas are starting to approach normal levels. The coming wave of debt refinancing in the office real estate market has some investors worried about tangential effects through the financial system. China is faced with a slowing economy, a debt crisis fueled by real estate speculation, and the start of a demographic headwind, which could last decades. Europe continues to muddle through the effects of inflation and the war in Ukraine.  Lastly, while the threat of a government shutdown was averted in the near term, the ongoing discord in the House of Representatives threatens that stability just in time for the holidays.
Amid these market dynamics, we continue to hold fast and invest according to our process. Fundamentally, we are looking for quality stocks, trading at a discount, with good risk/reward. We look for companies with strong management teams, high barriers to entry, solid balance sheets, and we continue to rigorously examine downside scenarios for our positions.
We continue to find attractively valued investment opportunities with favorable risk/reward profiles. While we do not believe in making short-term projections, we believe these investments will outperform the market longer term.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Value Fund - Class A* and the Russell 2000® Value Index
Average Annual Total Returns**
Touchstone Small Cap Value Fund	1 Year	5 Years	10 Years
Class A	3.88%	3.10%	4.75%
Class C	7.58%	3.40%	4.75%
Class Y	9.66%	4.43%	5.64%
Institutional Class	9.81%	4.61%	5.81%
Russell 2000® Value Index	7.84%	2.59%	6.19%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Ultra Short Duration Fixed Income Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Ultra Short Duration Fixed Income Fund  (the “Fund”) seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S. Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities ("MBS"), commercial mortgage-backed securities ("CMBS"), asset-backed securities ("ABS"), municipal bonds collateralized loan obligations ("CLO") and cash equivalent securities including repurchase agreements variable rate demand notes and commercial paper. While the Fund may invest in securities of any maturity or duration, interest rate risk is managed by seeking to maintain an effective duration of one year or less under normal market conditions.
Fund Performance
The Touchstone Ultra Short Duration Fixed Income Fund (Class A Shares) outperformed its primary benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, and outperformed its secondary benchmark, the ICE BofA 1-Year U.S. Treasury Note Index, for the 12-month period ended September 30, 2023. The Fund’s total return was 4.51 percent (calculated excluding the maximum sales charge) while the total returns of its benchmarks were 4.47 percent and 3.68 percent, respectively.
Market Environment
The trailing 12-month period ending September 30, 2023 provided markets with plenty to digest. Markets entered the fourth quarter of 2022 with the Fed funds rate set at 3.00-3.25% and the U.S. Federal Reserve (Fed) facing inflation at 4 times its target rate. The yield curve, while inverted from 2-year U.S. Treasury note to 10-year U.S. Treasury note, retained a positive slope inside of 2 years. The Fed was grooming markets with hawkish rhetoric and actions to follow suit. Markets believed the Fed would engineer a recession in its effort to curb inflation, but also feared that the Fed might go too far.
Markets began the calendar year 2023 cautiously sanguine about growth, inflation, and Fed hikes, but this was upended by painfully strong inflation and jobs data early in the year—driving rates higher as markets braced for punitively hawkish Fed action. The forced merger of Credit Suisse and UBS Group AG, combined with regional bank failures in the U.S. drove spreads wider during first quarter 2023, as markets worried about the possibility of a negative feedback loop escalating pain for the broader economy. The Treasury, Fed, and Federal Deposit Insurance Corporation issued a joint statement and policies to limit immediate systemic risk around the bank failures; however, credit tightening was inevitable and drove recession risk higher. Even so, consumer spending and labor market data remained strong, and the Fed continued to follow through on its hawkish guidance with further rate hikes.
During the second and third quarters of 2023, the Fed made considerable progress against inflation, while consumer and labor data also remained surprisingly robust. Market consensus shifted from Recession to Soft Landing, with markets adjusting to the possibility of a terminal rate of 5.50% or higher. Corporate spreads recovered from their first quarter 2023 wides (from the regional bank failures) to around median levels by the end of third quarter 2023, while spreads in securitized products remain more attractive, at around the 75 percentile.
All-in, the trailing 12-month period ending September 30, 2023 brought 225 basis points of Fed hikes, driving the front end of the Treasury curve up and leaving the 10-year as the lowest point of the curve at just above 4.50%. The 10-year to 30-year part of the Treasury curve rose by 75 to 90 basis points year over year. Recession risk remains elevated heading into year-end 2023, although consensus expectation is for GDP to trough at a marginally positive level mid-2024. Inflation has come down from its peak of 9.0% in mid-2022, to 3.7% at the end of third quarter 2023—significant progress, but still meaningfully above the Fed’s target of 2% and disappointingly up off the low point of 3.0% at mid-year.
Spread movements across short duration sectors were volatile and, at times, divergent over the 12-month period ending September 30, 2023. Corporate spreads reached their wides during first quarter 2023 as regional bank failures in the U.S. drove Financials sharply wider. They recovered to near year to date tights by mid-summer, before softening slightly into year-end and ending nearly unchanged versus 12 months prior. Short duration securitized product spreads were also volatile for the 12-month period ending September 30, 2023. In CMBS, spreads began the 12 months at their tights for the period, widened meaningfully on the heels of the regional bank failures in first quarter 2023, and then lingered near historic wides through September 30, 2023 as markets continue to work through dislocation in the underlying commercial real estate. Movement in short duration MBS spreads fluctuated with rate moves and rate expectations, generally trending softer through the end of the 12-month period ending September 30, 2023. Lastly, ABS spreads loosely tracked Corporates, hitting their wides year to date for 2023 in first quarter, slowly recovering through mid-summer, and then widening slightly through third quarter 2023.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Portfolio Review
Interest rates in the 0-1yr part of the curve rose by 150 to 235 basis points during the 12-month period, providing a headwind for fixed income total returns. Spreads were also volatile, with most subsectors hitting their wides for the period in first quarter 2023 on the heels of the U.S. regional bank failures, before recovering toward mid-summer and then ending the Fund’s fiscal year on a softer tone. The Fund’s short duration and high-cash flowing nature mitigated the negative impact of these variables, allowing the significant carry (yield) in the portfolio to be the predominant driver of returns over the period. The Fund began the trailing 12-month period with a portfolio yield to worst of 5.42%, and ended the period at 7.23%.
The Fund also benefited from significant floating rate exposure, as coupons reset higher in conjunction with rising rates over the period. This contributed to the two strongest-performing sectors of CLOs and CMBS, which returned 7.85% and 5.47% respectively for the 12-month period. Corporates also provided strong performance of 5.22% for the period. The weakest-performing sectors were residential mortgage backed securities at 1.53%, Agency Debentures 4.71%, and ABS 4.79% -- notably all positive returns.
The Fund’s exposure to Cash and Equivalents increased meaningfully year over year from 7% to 15%. This was in part driven by Fund management’s conservative approach toward potential elevated liquidity needs in the Fund, but also a function of the Fund’s ability to generate a strong yield to worst and total return profile even with a higher exposure to “dry powder” (i.e., cash and cash equivalents). Cash Equivalents generating over 5% make the dry powder exposure considerably less painful than during lower interest rate environments of years past, allowing Management to be more patient for reinvestment opportunities.
The increase in Cash and Equivalents came at the expense of ABS, CMBS, and Corporates, each of which decreased by a couple of percentage points.
The Fund’s duration positioning is toward the short end of the range at 0.57 years. With rates continuously rising over the course of the year ending September 30, 2023, this provided a headwind versus the 3-month T-Bill Index, but a tailwind versus the 1-Year Treasury Note Index.
The front end of the yield curve rose by more than 200 basis points during the 12-month period ending September 30, 2023. While rising rates are a mathematical headwind for fixed income total return, the Fund’s significant exposure to floating rate (primarily in CLO and CMBS) and cash-equivalent securities, combined with its short duration and high-cash flowing nature mitigated the impact of the move in the yield curve. This positioning allowed the Fund’s meaningful carry (yield) to provide a strong positive total return over the period.
Outlook and Conclusion
Currently, Fund management sees strong fundamental value in short, high quality securitized products, which are offering attractive spread/yield (approximately 75 percentile vs historical spreads) relative to corporate credit (approximately 50 percentile vs historical spreads). While some pockets of securitized markets, e.g. CMBS, reflect a degree of dislocation, there remain many segments which benefit from strong fundamental performance, strong structural protections, and highly attractive spread for a given credit quality. In the near-term, we intend to capitalize on this by continuing to overweight the securitized products sectors over corporate credit.
The ultra short duration markets currently offer an appealing profile of historically high yield for very short duration, high quality securities. The Fund is able to generate a meaningful amount of carry without increasing credit risk or extending duration. That said, the Fund has benefited strongly from the impact of rising rates on its floating rate securities over the past 12 month period, and the challenge will be to lock in attractive yields for as long as possible, managing the reinvestment risk that will come when the Fed eventually begins to cut rates. The Fund’s strong track record has not historically been predicated on predicting the future timing and direction of interest rate moves, however, it is critical to properly manage the risk of duration positioning and rate exposure in the current environment and going forward.
While market consensus reflects an expectation that the Fed might successfully engineer a “soft landing,” the possibility of downside recession risk continues to loom large, and Fund Management expects that rate and spread volatility could remain elevated going forward. That said, the Fund’s yield to worst as of September 30, 2023 of 7.23% provides a significant amount of carry given the short duration of 0.57 years and the strong credit quality of AA-. The sub-adviser believes that the Fund is well positioned to generate attractive returns for investors in any number of possible scenarios going forward, and that the portfolio should help buffer the elevated volatility we expect to continue in the near-term.
Based on our outlook, the Fund is positioned with a strong weighting to securitized products (2/3 of the Fund), a short (but extending) duration of 0.57 years, and a bias toward high-quality securities, with an overall credit quality of AA-.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ultra Short Duration Fixed Income Fund - Class A*, the ICE BofA 3-Month U.S. Treasury Bill Index and the ICE BofA 1-Year U.S. Treasury Note Index
Average Annual Total Returns**
Touchstone Ultra Short Duration Fixed Income Fund	1 Year	5 Years	10 Years
Class A	2.46%	1.30%	1.19%
Class C	2.99%	1.23%	0.99%
Class S*	4.28%	1.48%	1.15%
Class Y	4.88%	1.99%	1.66%
Class Z	4.51%	1.72%	1.39%
Institutional Class	4.94%	2.04%	1.70%
ICE BofA 3-Month U.S. Treasury Bill Index	4.47%	1.72%	1.11%
ICE BofA 1-Year U.S. Treasury Note Index	3.68%	1.46%	1.00%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class S shares, Class Y shares, Institutional Class shares and Class Z shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class S shares was October 27, 2017. Class S shares' performance was calculated using the historical performance of Class Z shares for the periods prior to October 27, 2017. The returns have been restated for sales loads and fees applicable to Class S shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class S shares, Class Y shares, Class Z shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.
ICE BofA 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding two-year Treasury Note Bill that matures closest to, but, not beyond one year from the rebalancing date.

Tabular Presentation of Portfolios of Investments (Unaudited)
September 30, 2023
The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Active Bond Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	40.6%
AA/Aa	6.8
A/A	12.8
BBB/Baa	26.5
BB/Ba	2.2
B/B	1.5
CCC	0.4
CC	0.2
Not Rated	6.8
Cash Equivalents	2.2
Total	100.0%
Touchstone Ares Credit Opportunities Fund

Credit Quality*(% of Fixed Income Securities)
BBB/Baa	7.7%
BB/Ba	39.6
B/B	29.2
CCC	15.0
CC	0.6
Not Rated	5.7
Cash Equivalents	2.2
Total	100.0%
Sector Allocation**(% of Net Assets)
Long Positions
Corporate Bonds
Energy	14.0%
Consumer Discretionary	11.5
Communication Services	10.8
Industrials	8.5
Financials	7.3
Consumer Staples	6.6
Materials	6.4
Real Estate	3.8
Health Care	3.4
Information Technology	3.4
Utilities	2.6
Asset-Backed Securities	8.2
Bank Loans	7.9
Common Stocks
Energy	0.9
Health Care	0.4
Information Technology	0.2
Industrials	0.0
Exchange-Traded Fund	0.4
Purchased Call Options	0.1
Purchased Put Options	0.0
Short-Term Investment Funds	5.3
Other Assets/Liabilities (Net)	(1.5)
100.2%
Short Positions
Corporate Bonds	(0.2)
Written Put Options	(0.0)
Written Call Options	(0.0)
Total	100.0%

* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Dividend Equity Fund

Sector Allocation*(% of Net Assets)
Information Technology	22.5%
Financials	14.8
Health Care	13.6
Industrials	10.2
Consumer Staples	8.1
Consumer Discretionary	7.3
Communication Services	6.7
Energy	6.2
Utilities	3.8
Materials	3.8
Real Estate	2.8
Short-Term Investment Fund	0.3
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone High Yield Fund

Credit Quality**(% of Fixed Income Securities)
AAA/Aaa	1.9%
A/A	0.4
BBB/Baa	12.3
BB/Ba	57.7
B/B	22.4
CCC	4.3
Cash Equivalents	1.0
Total	100.0%
Touchstone Impact Bond Fund

Credit Quality**(% of Fixed Income Securities)
AAA/Aaa	63.9%
AA/Aa	14.7
A/A	13.5
BBB/Baa	5.9
BB/Ba	0.3
Not Rated	1.4
Cash Equivalents	0.3
Total	100.0%
Touchstone Mid Cap Fund

Sector Allocation*(% of Net Assets)
Industrials	30.1%
Consumer Staples	13.0
Materials	11.8
Financials	10.9
Consumer Discretionary	10.6
Information Technology	10.5
Health Care	7.8
Real Estate	2.5
Short-Term Investment Fund	2.8
Other Assets/Liabilities (Net)	(0.0)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).
** Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Mid Cap Value Fund

Sector Allocation*(% of Net Assets)
Industrials	19.4%
Financials	16.3
Consumer Staples	11.3
Health Care	9.7
Utilities	8.7
Consumer Discretionary	8.3
Information Technology	7.1
Energy	6.7
Materials	6.2
Real Estate	4.4
Exchange-Traded Fund	0.6
Short-Term Investment Fund	1.4
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Sands Capital International Growth Equity Fund

Geographic Allocation(% of Net Assets)
Common Stocks
Japan	15.0%
Netherlands	10.1
United States	9.7
Switzerland	9.7
Brazil	9.0
India	8.2
Canada	6.5
Italy	6.3
Sweden	5.8
Germany	4.8
Denmark	3.2
Taiwan	3.2
France	2.6
Poland	2.5
Singapore	1.5
Short-Term Investment Fund	1.9
Other Assets/Liabilities (Net)	0.0
Total	100.0%
Touchstone Sands Capital Select Growth Fund

Sector Allocation*(% of Net Assets)
Information Technology	45.9%
Consumer Discretionary	13.8
Communication Services	11.5
Health Care	10.4
Financials	9.0
Real Estate	3.8
Industrials	3.7
Short-Term Investment Fund	2.0
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Small Cap Fund

Sector Allocation*(% of Net Assets)
Industrials	22.8%
Consumer Discretionary	17.8
Financials	15.4
Information Technology	12.8
Materials	6.8
Health Care	6.5
Real Estate	6.2
Consumer Staples	4.9
Communication Services	3.0
Energy	1.1
Short-Term Investment Fund	2.8
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Small Cap Value Fund

Sector Allocation*(% of Net Assets)
Industrials	24.2%
Financials	18.4
Consumer Discretionary	10.2
Health Care	8.8
Consumer Staples	6.9
Materials	6.7
Energy	6.3
Information Technology	6.3
Real Estate	4.6
Utilities	4.1
Communication Services	0.5
Short-Term Investment Fund	3.8
Other Assets/Liabilities (Net)	(0.8)
Total	100.0%
Touchstone Ultra Short Duration Fixed Income Fund

Credit Quality**(% of Fixed Income Securities)
AAA/Aaa	54.1%
AA/Aa	6.8
A/A	16.6
BBB/Baa	8.6
Not Rated	0.4
Cash Equivalents	13.5
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).
** Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Portfolio of Investments
Touchstone Active Bond Fund – September 30, 2023
Principal Amount		Market Value
	Corporate Bonds — 38.4%
	Financials — 10.3%
$ 1,123,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 2.450%, 10/29/26	$ 1,006,140
1,107,000	American Express Co., 5.282%, 7/27/29	1,079,412
1,101,000	American Tower Corp. REIT, 5.900%, 11/15/33	1,076,349
905,000	Ares Capital Corp., 3.250%, 7/15/25	847,803
897,000	Bank of America Corp., 2.687%, 4/22/32	705,571
647,000	Bank of America Corp., 3.705%, 4/24/28	595,931
775,000	Bank of Montreal (Canada), 3.803%, 12/15/32	677,096
862,000	Bank of New York Mellon Corp. (The), 5.834%, 10/25/33	847,412
1,395,000	Bank of Nova Scotia (The) (Canada), 3.625%, 10/27/81	995,554
1,282,000	Barclays PLC (United Kingdom), 2.894%, 11/24/32	965,062
522,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	427,293
565,000	Citigroup, Inc., 3.200%, 10/21/26	521,660
550,000	Citigroup, Inc., 6.174%, 5/25/34	526,248
883,000	Citizens Bank NA, 4.575%, 8/9/28	806,544
888,000	Cooperatieve Rabobank UA (Netherlands), 144a, 1.106%, 2/24/27	788,685
1,172,000	Corestates Capital III, 144a, (TSFR3M + 0.832%), 6.196%, 2/15/27(A)	1,118,046
1,031,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	805,422
454,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	418,460
982,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	775,704
1,083,000	JPMorgan Chase & Co., 2.956%, 5/13/31	890,007
831,000	JPMorgan Chase & Co., 3.509%, 1/23/29	753,873
1,055,000	Mastercard, Inc., 2.000%, 11/18/31	828,151
813,000	Morgan Stanley, 3.950%, 4/23/27	755,522
705,000	Morgan Stanley, 5.297%, 4/20/37	629,224
802,000	New York Life Global Funding, 144a, 4.550%, 1/28/33	735,503
835,000	Northern Trust Corp., 6.125%, 11/2/32	824,749
1,022,292	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	723,855
1,457,000	PNC Capital Trust, (TSFR3M + 0.832%), 6.241%, 6/1/28(A)	1,369,786
350,000	Prudential Financial, Inc., 5.125%, 3/1/52	301,295
940,000	Royal Bank of Canada (Canada), MTN, 5.200%, 8/1/28	914,886
1,625,000	Truist Bank, Ser A, (TSFR3M + 0.932%), 6.300%, 5/15/27(A)	1,509,712
684,000	US Bancorp, 4.967%, 7/22/33	597,272
		25,818,227
	Consumer Discretionary — 4.0%
1,050,000	7-Eleven, Inc., 144a, 1.800%, 2/10/31	797,166
936,000	BAT Capital Corp. (United Kingdom), 3.557%, 8/15/27	856,421
717,000	Brunswick Corp., 4.400%, 9/15/32	583,518
300,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC (United Arab Emirates), 7.125%, 7/31/26	290,921
1,550,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	1,202,863
383,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	371,498
200,000	GENM Capital Labuan Ltd. (Malaysia), 144a, 3.882%, 4/19/31	156,531
481,000	Home Depot, Inc. (The), 5.950%, 4/1/41	491,760
637,000	Imperial Brands Finance PLC (United Kingdom), 144a, 6.125%, 7/27/27	635,368
953,000	Lowe's Cos., Inc., 4.500%, 4/15/30	889,439
478,000	Mattel, Inc., 5.450%, 11/1/41	394,428
992,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	865,310
1,142,000	Toyota Motor Corp. (Japan), 5.118%, 7/13/28	1,136,103
593,000	Warnermedia Holdings, Inc., 4.279%, 3/15/32	503,430
1,081,000	Warnermedia Holdings, Inc., 5.141%, 3/15/52	801,767
		9,976,523
Principal Amount		Market Value

	Industrials — 3.7%
$ 200,000	Adani Ports & Special Economic Zone Ltd. (India), 3.375%, 7/24/24	$ 193,803
1,057,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	853,535
559,000	Boeing Co. (The), 5.805%, 5/1/50	509,509
853,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	846,251
200,000	Canpack SA / Canpack US LLC (Poland), 144a, 3.125%, 11/1/25	184,496
547,000	Carrier Global Corp., 3.577%, 4/5/50	368,752
200,000	Cemex SAB de CV (Mexico), 144a, 9.125%(B)	208,204
320,000	DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/28	282,106
771,000	FedEx Corp., 5.100%, 1/15/44	665,937
200,000	IHS Holding Ltd. (Nigeria), 5.625%, 11/29/26	164,564
842,000	John Deere Capital Corp., MTN, 2.450%, 1/9/30	715,549
692,000	Norfolk Southern Corp., 4.837%, 10/1/41	599,120
594,000	Roper Technologies, Inc., 2.950%, 9/15/29	514,946
1,110,000	Waste Management, Inc., 4.875%, 2/15/34	1,050,837
1,574,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	1,414,608
570,000	WestRock MWV LLC, 8.200%, 1/15/30	627,477
		9,199,694
	Utilities — 3.6%
1,297,000	CMS Energy Corp., 4.750%, 6/1/50	1,106,419
616,000	Duke Energy Progress LLC, 4.150%, 12/1/44	471,845
614,000	Edison International, 4.125%, 3/15/28	565,638
806,000	Electricite de France SA (France), 144a, 4.875%, 9/21/38	655,483
200,000	Eskom Holdings SOC Ltd. (South Africa), 144a, 6.350%, 8/10/28	181,746
200,000	Eskom Holdings SOC Ltd. (South Africa), 144a, 7.125%, 2/11/25	194,933
1,075,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	940,596
200,000	Lamar Funding Ltd. (Oman), 3.958%, 5/7/25	190,400
250,000	Minejesa Capital BV (Indonesia), 4.625%, 8/10/30	222,125
250,000	Mong Duong Finance Holdings BV (Vietnam), 5.125%, 5/7/29	225,878
1,071,000	NextEra Energy Capital Holdings, Inc., (TSFR3M + 2.329%), 7.724%, 10/1/66(A)	961,543
200,000	NPC Ukrenergo (Ukraine), 144a, 6.875%, 11/9/28*	54,000
959,000	Ohio Power Co., Ser R, 2.900%, 10/1/51	567,907
1,054,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	627,394
738,000	PacifiCorp., 5.750%, 4/1/37	698,359
200,000	Perusahaan Listrik Negara PT (Indonesia), 144a, 4.875%, 7/17/49	148,312
1,453,000	WEC Energy Group, Inc., (TSFR3M + 2.374%), 7.739%, 5/15/67(A)	1,300,456
		9,113,034
	Energy — 3.6%
660,000	Aker BP ASA (Norway), 144a, 6.000%, 6/13/33	638,053
234,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	209,538
1,138,000	Cheniere Energy, Inc., 4.625%, 10/15/28	1,049,648
564,000	Continental Resources, Inc., 144a, 5.750%, 1/15/31	529,926
200,000	Continuum Energy Aura Pte Ltd. (India), 144a, 9.500%, 2/24/27	199,060
759,000	DCP Midstream Operating LP, 144a, 6.750%, 9/15/37	770,490
320,000	Ecopetrol SA (Colombia), 6.875%, 4/29/30	292,207
200,000	Empresa Nacional del Petroleo (Chile), 144a, 6.150%, 5/10/33	191,829
200,000	Energo-Pro AS (Czechia), 8.500%, 2/4/27	195,108
200,000	FS Luxembourg Sarl (Brazil), 144a, 10.000%, 12/15/25	204,954
150,000	Heritage Petroleum Co. Ltd. (Trinidad and Tobago), 144a, 9.000%, 8/12/29	155,475

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 38.4% (Continued)
	Energy — (Continued)
$ 580,717	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	$ 445,346
988,000	Midwest Connector Capital Co. LLC, 144a, 4.625%, 4/1/29	903,165
689,000	MPLX LP, 4.950%, 3/14/52	539,247
834,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	858,103
369,000	Occidental Petroleum Corp., 7.950%, 6/15/39	400,009
200,000	OQ SAOC (Oman), 5.125%, 5/6/28	190,812
100,000	Petroleos del Peru SA (Peru), 144a, 4.750%, 6/19/32	70,451
100,000	Petroleos del Peru SA (Peru), 144a, 5.625%, 6/19/47	60,095
375,000	Petroleos Mexicanos (Mexico), 6.625%, 6/15/35	251,201
403,000	Petroleos Mexicanos (Mexico), 6.700%, 2/16/32	299,079
401,000	Petroleos Mexicanos (Mexico), 7.690%, 1/23/50	257,556
350,000	YPF, SA (Argentina), 144a, 6.950%, 7/21/27	280,788
		8,992,140
	Health Care — 3.4%
692,000	AbbVie, Inc., 4.450%, 5/14/46	565,103
777,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	550,114
910,000	Amgen, Inc., 5.150%, 3/2/28	895,095
654,000	Becton Dickinson & Co., 4.685%, 12/15/44	552,025
723,000	CommonSpirit Health, 4.187%, 10/1/49	538,892
661,000	CVS Health Corp., 5.125%, 7/20/45	559,257
884,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	663,271
795,000	Elevance Health, Inc., 4.750%, 2/15/33	740,177
700,000	Eli Lilly & Co., 4.875%, 2/27/53	642,093
899,000	HCA, Inc., 5.375%, 9/1/26	882,333
708,000	Thermo Fisher Scientific, Inc., 5.404%, 8/10/43	676,074
911,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	700,917
922,000	Viatris, Inc., 2.700%, 6/22/30	720,853
		8,686,204
	Information Technology — 2.3%
543,000	Apple, Inc., 4.650%, 2/23/46	484,983
1,188,000	Broadcom, Inc., 4.150%, 11/15/30	1,053,252
1,098,000	Marvell Technology, Inc., 2.950%, 4/15/31	888,595
1,011,000	Microchip Technology, Inc., 0.983%, 9/1/24	965,085
566,000	Micron Technology, Inc., 2.703%, 4/15/32	432,328
236,000	Micron Technology, Inc., 6.750%, 11/1/29	239,606
1,482,000	Microsoft Corp., 2.525%, 6/1/50	903,209
332,000	Oracle Corp., 3.600%, 4/1/40	239,825
266,000	Oracle Corp., 4.300%, 7/8/34	228,861
540,000	Visa, Inc., 4.150%, 12/14/35	488,672
		5,924,416
	Consumer Staples — 2.3%
617,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	543,641
842,000	Ashtead Capital, Inc. (United Kingdom), 144a, 4.000%, 5/1/28	765,643
200,000	Coruripe Netherlands BV (Brazil), 144a, 10.000%, 2/10/27	146,500
1,239,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 2.500%, 1/15/27	1,094,434
393,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 4.375%, 2/2/52	261,224
536,000	Kroger Co. (The), 5.000%, 4/15/42	452,174
795,000	Mars, Inc., 144a, 3.875%, 4/1/39	630,891
1,149,000	Philip Morris International, Inc., 5.375%, 2/15/33	1,089,411
568,000	Starbucks Corp., 3.350%, 3/12/50	372,910
Principal Amount		Market Value

	Consumer Staples — (Continued)
$ 139,285	TransJamaican Highway Ltd. (Jamaica), 5.750%, 10/10/36	$ 114,675
400,000	Ulker Biskuvi Sanayi AS (Turkey), 144a, 6.950%, 10/30/25	374,760
		5,846,263
	Real Estate — 2.1%
837,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	768,443
931,000	Host Hotels & Resorts LP REIT, Ser F, 4.500%, 2/1/26	892,853
1,017,000	Invitation Homes Operating Partnership LP REIT, 4.150%, 4/15/32	875,199
140,000	Kawasan Industri Jababeka Tbk PT (Indonesia), 144a, 7.000%, 12/15/27(A)(C)	96,530
424,000	Kilroy Realty LP REIT, 2.650%, 11/15/33	286,488
460,000	Kilroy Realty LP REIT, 3.050%, 2/15/30	361,473
200,000	Logan Group Co. Ltd. (China), 5.250%, 2/23/23	10,000
595,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	569,505
585,000	SBA Tower Trust REIT, 144a, 6.599%, 1/15/28	586,646
374,000	STORE Capital Corp. REIT, 2.700%, 12/1/31	255,440
116,000	STORE Capital Corp. REIT, 2.750%, 11/18/30	83,094
635,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	543,250
		5,328,921
	Communication Services — 1.9%
536,000	AT&T, Inc., 4.500%, 5/15/35	459,202
1,002,000	British Telecommunications PLC (United Kingdom), 144a, 3.250%, 11/8/29	865,115
602,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	525,617
673,000	Comcast Corp., 4.000%, 3/1/48	504,126
664,000	Paramount Global, 4.200%, 5/19/32†	528,018
991,000	T-Mobile USA, Inc., 3.875%, 4/15/30	878,514
472,000	T-Mobile USA, Inc., 5.750%, 1/15/54	435,082
932,000	Verizon Communications, Inc., 2.987%, 10/30/56	516,788
		4,712,462
	Materials — 1.2%
100,000	Braskem America Finance Co. (Brazil), 144a, 7.125%, 7/22/41	87,250
200,000	Braskem Idesa SAPI (Mexico), 144a, 6.990%, 2/20/32	120,249
788,000	Braskem Netherlands Finance BV (Brazil), 144a, 4.500%, 1/31/30	642,296
321,000	Braskem Netherlands Finance BV (Brazil), 144a, 5.875%, 1/31/50	231,276
907,000	Celanese US Holdings LLC, 6.165%, 7/15/27	894,469
200,000	Metinvest BV (Ukraine), 144a, 7.750%, 10/17/29	120,500
683,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	545,726
200,000	Stillwater Mining Co. (South Africa), 144a, 4.500%, 11/16/29	153,808
200,000	WE Soda Investments Holding PLC (Turkey), 144a, 9.500%, 10/6/28	201,500
		2,997,074
	Total Corporate Bonds	$96,594,958
	U.S. Treasury Obligations — 23.4%
560,000	U.S. Treasury Bond, 1.750%, 8/15/41	348,469
2,180,000	U.S. Treasury Bond, 2.250%, 2/15/52	1,335,676
3,535,000	U.S. Treasury Bond, 2.375%, 2/15/42	2,441,497
1,730,000	U.S. Treasury Bond, 2.875%, 5/15/52	1,225,124
900,000	U.S. Treasury Bond, 3.625%, 5/15/53	744,328
6,645,000	U.S. Treasury Bond, 4.000%, 11/15/42	5,894,063
1,180,000	U.S. Treasury Bond, 4.000%, 11/15/52	1,044,761

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	U.S. Treasury Obligations — 23.4% (Continued)
$ 6,522,314	U.S. Treasury Inflation Indexed Note, 1.375%, 7/15/33	$ 6,030,466
4,982,501	U.S. Treasury Inflation Indexed Note, 1.500%, 2/15/53	4,106,963
4,155,000	U.S. Treasury Note, 0.750%, 5/31/26	3,731,709
15,465,000	U.S. Treasury Note, 3.375%, 5/15/33	14,032,071
4,665,000	U.S. Treasury Note, 3.500%, 2/15/33	4,280,866
5,295,000	U.S. Treasury Note, 3.625%, 5/31/28	5,076,168
8,730,000	U.S. Treasury Note, 4.000%, 2/29/28	8,505,953
	Total U.S. Treasury Obligations	$58,798,114
	Commercial Mortgage-Backed Securities — 7.9%
1,000,000	Austin Fairmont Hotel Trust, Ser 2019-FAIR, Class C, 144a, (TSFR1M + 1.497%), 6.830%, 9/15/32(A)	991,983
500,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	453,983
970,000	BANK, Ser 2020-BN26, Class A4, 2.403%, 3/15/63	782,374
1,230,000	BANK, Ser 2022-BNK39, Class A4, 2.928%, 2/15/55(A)(C)	988,491
930,000	BBCMS Mortgage Trust, Ser 2021-C11, Class A5, 2.322%, 9/15/54	718,863
2,745,000	BBCMS Mortgage Trust, Ser 2021-C12, Class A5, 2.689%, 11/15/54	2,177,307
720,000	BBCMS Mortgage Trust, Ser 2022-C14, Class A5, 2.946%, 2/15/55(A)(C)	580,154
1,000,000	BPR Trust, Ser 2021-KEN, Class B, 144a, (TSFR1M + 2.064%), 7.396%, 2/15/29(A)	987,612
830,000	Citigroup Commercial Mortgage Trust, Ser 2020-GC46, Class A5, 2.717%, 2/15/53	683,765
1,600,000	CSMC, Ser 2021-B33, Class A1, 144a, 3.052%, 10/10/43	1,310,168
550,000	Eleven Madison Trust Mortgage Trust, Ser 2015-11MD, Class C, 144a, 3.673%, 9/10/35(A)(C)	422,639
592,030	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class B, 144a, 3.772%, 10/10/32	579,732
750,000	GS Mortgage Securities Corp. Trust, Ser 2020-UPTN, Class E, 144a, 3.354%, 2/10/37(A)(C)	653,802
1,750,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.659%, 1/10/43(A)(C)	1,404,353
1,325,000	GS Mortgage Securities Trust, Ser 2020-GC47, Class A5, 2.377%, 5/12/53	1,064,045
765,000	HONO Mortgage Trust, Ser 2021-LULU, Class B, 144a, (TSFR1M + 1.564%), 6.897%, 10/15/36(A)	719,798
528,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-NINE, Class B, 144a, 2.949%, 9/6/38(A)(C)	443,794
755,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2017-JP7, Class A5, 3.454%, 9/15/50	678,089
1,200,000	JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (TSFR1M + 1.317%), 6.649%, 11/15/35(A)	1,150,764
1,210,000	Morgan Stanley Capital I Trust, Ser 2018-H3, Class A5, 4.177%, 7/15/51	1,118,541
2,380,000	Wells Fargo Commercial Mortgage Trust, Ser 2019-C53, Class A4, 3.040%, 10/15/52	2,011,698
	Total Commercial Mortgage-Backed Securities	$19,921,955
	U.S. Government Mortgage-Backed Obligations — 7.0%
46,318	FHLMC, Pool #1Q0339, (RFUCCT1Y + 1.889%), 4.775%, 4/1/37(A)	45,609
6,214	FHLMC, Pool #A12886, 5.000%, 8/1/33	6,087
43,715	FHLMC, Pool #A13842, 6.000%, 9/1/33	43,279
4,108	FHLMC, Pool #A21415, 5.000%, 5/1/34	4,033
9,161	FHLMC, Pool #A35682, 5.000%, 7/1/35	8,924
3,916	FHLMC, Pool #A36523, 5.000%, 8/1/35	3,780
Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 7.0% (Continued)
$ 18,036	FHLMC, Pool #A46590, 5.000%, 8/1/35	$ 17,288
2,229	FHLMC, Pool #A64971, 5.500%, 8/1/37	2,229
1,384,569	FHLMC, Pool #A89148, 4.000%, 10/1/39	1,270,980
36,546	FHLMC, Pool #A96485, 4.500%, 1/1/41	34,544
247,439	FHLMC, Pool #A97897, 4.500%, 4/1/41	234,202
10,591	FHLMC, Pool #C62740, 7.000%, 1/1/32	10,625
7,535	FHLMC, Pool #C72254, 6.500%, 7/1/32	7,642
9,443	FHLMC, Pool #C90986, 7.000%, 6/1/26	9,382
6,955	FHLMC, Pool #G02184, 5.000%, 4/1/36	6,827
1,234,853	FHLMC, Pool #G05624, 4.500%, 9/1/39	1,168,806
110,989	FHLMC, Pool #G05733, 5.000%, 11/1/39	108,818
17,257	FHLMC, Pool #J13584, 3.500%, 11/1/25	16,905
827,729	FHLMC REMIC, Pool #SD1436, 4.500%, 8/1/52	761,202
780,210	FHLMC REMIC, Pool #SD1620, 5.000%, 9/1/52	736,826
6,091	FNMA, Pool #255628, 5.500%, 2/1/25	6,060
2,488	FNMA, Pool #426830, 8.000%, 11/1/24	2,481
2,972	FNMA, Pool #540040, 7.500%, 6/1/28	2,962
6,658	FNMA, Pool #561741, 7.500%, 1/1/31	6,754
12,333	FNMA, Pool #640291, 7.000%, 8/1/32	12,208
11,774	FNMA, Pool #670402, 6.500%, 6/1/32	12,021
71,869	FNMA, Pool #745257, 6.000%, 1/1/36	73,112
46,246	FNMA, Pool #748895, 6.000%, 12/1/33	45,675
10,730	FNMA, Pool #758564, 6.000%, 9/1/24	10,608
31,082	FNMA, Pool #810049, 5.500%, 3/1/35	30,153
22,478	FNMA, Pool #819297, 6.000%, 9/1/35	22,575
462,858	FNMA, Pool #881279, 5.000%, 11/1/36	450,774
15,446	FNMA, Pool #889060, 6.000%, 1/1/38	16,110
34,016	FNMA, Pool #889061, 6.000%, 1/1/38	34,605
1,625	FNMA, Pool #895657, 6.500%, 8/1/36	1,626
57,009	FNMA, Pool #905049, 5.500%, 11/1/36	55,266
157,138	FNMA, Pool #928553, 5.500%, 8/1/37	153,598
109,866	FNMA, Pool #931535, 5.500%, 7/1/39	108,086
84,268	FNMA, Pool #AA3467, 4.500%, 4/1/39	79,650
136,761	FNMA, Pool #AA4584, 4.500%, 4/1/39	129,265
31,872	FNMA, Pool #AB1800, 4.000%, 11/1/40	29,217
32,194	FNMA, Pool #AB2452, 4.000%, 3/1/26	31,102
6,476	FNMA, Pool #AD3775, 4.500%, 3/1/25	6,268
23,263	FNMA, Pool #AD6193, 5.000%, 6/1/40	22,374
46,263	FNMA, Pool #AE1568, 4.000%, 9/1/40	42,410
240,470	FNMA, Pool #AE2497, 4.500%, 9/1/40	227,291
28,853	FNMA, Pool #AE5441, 5.000%, 10/1/40	28,038
74,744	FNMA, Pool #AH1135, 5.000%, 1/1/41	73,088
19,454	FNMA, Pool #AH3671, 4.000%, 2/1/26	18,788
249,101	FNMA, Pool #AH6622, 4.000%, 3/1/41	228,812
238,704	FNMA, Pool #AL0150, 4.000%, 2/1/41	218,821
39,383	FNMA, Pool #AL0211, 5.000%, 4/1/41	38,430
280,349	FNMA, Pool #AS0779, 4.000%, 10/1/43	256,979
1,977,638	FNMA, Pool #BT7156, 2.000%, 8/1/51	1,511,489
1,375,299	FNMA, Pool #FM4660, 2.000%, 10/1/35	1,190,023
1,326,851	FNMA, Pool #FM4702, 2.500%, 10/1/50	1,062,587
2,031,792	FNMA, Pool #FM5085, 2.000%, 12/1/50	1,555,693
979,477	FNMA, Pool #FM8360, 2.500%, 8/1/51	782,668
977,767	FNMA, Pool #FM8361, 2.500%, 8/1/51	779,847
1,114,313	FNMA, Pool #FM9905, 2.500%, 12/1/51	886,586
1,021,065	FNMA, Pool #FM9907, 2.500%, 12/1/51	812,931
805,956	FNMA, Pool #FS2906, 5.000%, 9/1/52	761,638
851,578	FNMA, Pool #MA4128, 2.000%, 9/1/40	692,057
592,434	GNMA, Pool #4424, 5.000%, 4/20/39	581,909
	Total U.S. Government Mortgage-Backed Obligations	$17,590,623

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Non-Agency Collateralized Mortgage Obligations — 6.3%
$ 1,154	Adjustable Rate Mortgage Trust, Ser 2004-4, Class 3A1, 4.739%, 3/25/35(A)(C)	$ 1,124
1,060,662	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.645%, 10/25/45(A)(C)	957,061
1,652,980	Agate Bay Mortgage Trust, Ser 2015-7, Class B2, 144a, 3.645%, 10/25/45(A)(C)	1,488,774
379,464	CSMC Trust, Ser 2013-7, Class B3, 144a, 3.542%, 8/25/43(A)(C)	336,587
449,210	CSMC Trust, Ser 2014-OAK1, Class B4, 144a, 3.641%, 11/25/44(A)(C)	417,394
790,624	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.902%, 1/25/45(A)(C)	725,442
837,882	CSMC Trust, Ser 2015-2, Class B4, 144a, 3.876%, 2/25/45(A)(C)	752,521
711,151	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.769%, 12/25/44(A)(C)	655,760
1,124,744	Deephaven Residential Mortgage Trust, Ser 2022-2, Class A1, 144a, 4.300%, 3/25/67(A)(C)	1,030,505
1,175,296	EverBank Mortgage Loan Trust, Ser 2018-1, Class B2, 144a, 3.575%, 2/25/48(A)(C)	975,353
26,334	Galton Funding Mortgage Trust, Ser 2019-1, Class A22, 144a, 4.000%, 2/25/59(A)(C)	24,067
289,987	GS Mortgage-Backed Securities Corp. Trust, Ser 2020-PJ3, Class A14, 144a, 3.000%, 10/25/50(A)(C)	229,849
15,573	JP Morgan Mortgage Trust, Ser 2005-A1, Class 2A1, 4.398%, 2/25/35(A)(C)	14,783
5,740	JP Morgan Mortgage Trust, Ser 2005-A2, Class 7CB1, 4.177%, 4/25/35(A)(C)	5,731
16,388	JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 4.331%, 6/25/36(A)(C)	11,920
368,422	JP Morgan Mortgage Trust, Ser 2015-IVR2, Class B3, 144a, 6.783%, 1/25/45(A)(C)	360,488
1,513,225	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.449%, 1/25/47(A)(C)	1,278,043
233,811	JP Morgan Mortgage Trust, Ser 2019-INV1, Class A15, 144a, 4.000%, 10/25/49(A)(C)	212,228
1,199,659	JP Morgan Mortgage Trust, Ser 2021-11, Class A3, 144a, 2.500%, 1/25/52(A)(C)	906,118
15,761	MASTR Alternative Loan Trust, Ser 2004-7, Class 10A1, 6.000%, 6/25/34	13,879
1,100,000	Mill City Mortgage Loan Trust, Ser 2016-1, Class B2, 144a, 3.858%, 4/25/57(A)(C)	968,143
947,979	Mill City Mortgage Loan Trust, Ser 2018-3, Class M3, 144a, 3.250%, 8/25/58(A)(C)	771,438
135,441	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	56,830
109,299	Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a, 3.531%, 8/25/43(A)(C)	101,828
109,275	Sequoia Mortgage Trust, Ser 2013-5, Class B1, 144a, 3.493%, 5/25/43(A)(C)	101,460
571,042	Sequoia Mortgage Trust, Ser 2017-2, Class A1, 144a, 3.500%, 2/25/47(A)(C)	487,706
1,000,000	Towd Point Mortgage Trust, Ser 2017-1, Class B1, 144a, 3.840%, 10/25/56(A)(C)	844,957
800,000	Towd Point Mortgage Trust, Ser 2017-4, Class B1, 144a, 3.579%, 6/25/57(A)(C)	622,068
800,000	Towd Point Mortgage Trust, Ser 2019-4, Class A2, 144a, 3.250%, 10/25/59(A)(C)	661,352
Principal Amount		Market Value
	Non-Agency Collateralized Mortgage Obligations — 6.3% (Continued)
$ 929,033	Verus Securitization Trust, Ser 2022-3, Class A1, 144a, 4.130%, 2/25/67(A)(C)	$ 840,383
42,666	Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	35,586
	Total Non-Agency Collateralized Mortgage Obligations	$15,889,378
	Agency Collateralized Mortgage Obligations — 5.6%
2,085,000	FHLMC REMIC, Ser 4991, Class HB, 2.000%, 7/25/50	1,385,941
2,850,000	FHLMC REMIC, Ser 5178, Class CV, 2.000%, 11/25/40	1,959,461
86,934	FNMA REMIC, Ser 2003-32, Class BZ, 6.000%, 11/25/32	86,805
9,180	FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	8,386
325,023	FNMA REMIC, Ser 2017-90, Class KA, 3.000%, 11/25/47	290,575
1,800,000	FNMA REMIC, Ser 2019-35, Class KB, 3.000%, 7/25/49	1,326,202
2,500,000	FNMA REMIC, Ser 2022-16, Class KB, 2.500%, 11/25/49	1,729,144
2,550,000	FNMA REMIC, Ser 2022-17, Class UV, 3.000%, 7/25/42	1,943,922
37,711	FNMA Trust, Ser 2004-W15, Class 2AF, (SOFR30A + 0.364%), 5.679%, 8/25/44(A)	37,317
684,386	GNMA, Ser 2010-169, Class AW, 4.500%, 12/20/40	661,117
3,827,405	GNMA, Ser 2012-147, Class IO, 0.548%, 4/16/54(A)(C)(D)	46,268
1,437,473	GNMA, Ser 2016-113, Class IO, 1.182%, 2/16/58(A)(C)(D)	74,814
8,368,703	GNMA, Ser 2016-140, Class IO, 0.743%, 5/16/58(A)(C)(D)	280,865
1,650,000	GNMA, Ser 2016-83, Class PB, 3.000%, 6/20/46	1,207,357
2,500,000	GNMA, Ser 2018-112, Class YC, 3.500%, 8/20/48	1,879,108
1,700,000	GNMA, Ser 2022-50, Class KV, 3.000%, 6/20/42	1,256,818
	Total Agency Collateralized Mortgage Obligations	$14,174,100
	Asset-Backed Securities — 5.4%
1,100,000	AB BSL CLO 2 Ltd. (Cayman Islands), Ser 2021-2A, Class B1, 144a, (TSFR3M + 1.912%), 7.220%, 4/15/34(A)	1,082,575
1,000,000	Aimco CLO 11 Ltd. (Cayman Islands), Ser 2020-11A, Class AR, 144a, (TSFR3M + 1.392%), 6.700%, 10/17/34(A)	993,879
944,425	CF Hippolyta Issuer LLC, Ser 2020-1, Class A1, 144a, 1.690%, 7/15/60	857,936
1,110	CIT Home Equity Loan Trust, Ser 2002-1, Class AF5, 7.210%, 2/25/33(A)(C)	1,089
1,312,500	Coinstar Funding LLC, Ser 2017-1A, Class A2, 144a, 5.216%, 4/25/47	1,084,870
1,252,688	Driven Brands Funding LLC, Ser 2021-1A, Class A2, 144a, 2.791%, 10/20/51	1,025,262
94,948	FHLMC Structured Pass Through Securities, Ser T-20, Class A5, 8.370%, 12/25/29(A)(C)	96,893
4,075	FNMA REMIC Trust, Ser 2001-W2, Class AF6, 6.089%, 10/25/31(A)(C)	4,058
1,115,500	Jack in the Box Funding LLC, Ser 2022-1A, Class A2I, 144a, 3.445%, 2/26/52	997,994
962,725	Jersey Mike's Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	883,426
1,425,000	Madison Park Funding XLIX Ltd. (Cayman Islands), Ser 2021-49A, Class B1, 144a, (TSFR3M + 1.962%), 7.282%, 10/19/34(A)	1,411,094

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Asset-Backed Securities — 5.4% (Continued)
$ 398,401	Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	$ 392,875
1,173,000	Neighborly Issuer LLC, Ser 2021-1A, Class A2, 144a, 3.584%, 4/30/51	977,821
28,731	Orange Lake Timeshare Trust, Ser 2016-A, Class A, 144a, 2.610%, 3/8/29	27,770
1,108,125	Planet Fitness Master Issuer LLC, Ser 2022-1A, Class A2I, 144a, 3.251%, 12/5/51	990,384
890,500	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	782,422
950,000	Trimaran Cavu Ltd. (Cayman Islands), Ser 2019-1A, Class C2, 144a, 5.539%, 7/20/32	875,437
1,564,000	Wendy's Funding LLC, Ser 2021-1A, Class A2II, 144a, 2.775%, 6/15/51	1,228,449
	Total Asset-Backed Securities	$13,714,234
	Sovereign Government Obligations — 3.6%
200,000	Angolan Government International Bond, 144a, 8.750%, 4/14/32	160,472
275,000	Angolan Government International Bond, 144a, 8.250%, 5/9/28	237,753
12,043	Argentine Republic Government International Bond, 1.000%, 7/9/29	3,336
242,500	Argentine Republic Government International Bond, 3.625%, 7/9/35(A)(C)	59,734
382,000	Bahamas Government International Bond, 144a, 6.000%, 11/21/28	314,285
100,000	Bahamas Government International Bond, 144a, 8.950%, 10/15/32	85,750
200,000	Bahamas Government International Bond, 144a, 9.000%, 6/16/29	178,700
50,000	Banque Centrale de Tunisie International Bond, 8.250%, 9/19/27	31,785
697,000	Chile Government International Bond, 3.100%, 1/22/61	398,407
375,000	Colombia Government International Bond, 3.250%, 4/22/32	270,294
200,000	Colombia Government International Bond, 4.125%, 5/15/51	111,933
200,000	Colombia Government International Bond, 5.200%, 5/15/49	131,906
200,000	Dominican Republic International Bond, 144a, 5.500%, 2/22/29	182,653
200,000	Dominican Republic International Bond, 144a, 4.875%, 9/23/32	162,347
150,000	Dominican Republic International Bond, 144a, 5.950%, 1/25/27	144,832
100,000	Dominican Republic International Bond, 144a, 6.850%, 1/27/45	84,916
27,500	Ecuador Government International Bond, 7/31/30#	8,138
77,150	Ecuador Government International Bond, 144a, 2.500%, 7/31/40(A)(C)	25,137
91,885	Ecuador Government International Bond, 144a, 3.500%, 7/31/35(A)(C)	33,987
531,050	Ecuador Government International Bond, 144a, 6.000%, 7/31/30(A)(C)	269,986
200,000	Egypt Government International Bond, 144a, 7.625%, 5/29/32	115,000
400,000	Egypt Government International Bond, 144a, 5.800%, 9/30/27	262,411
200,000	Egypt Government International Bond, 144a, 8.150%, 11/20/59	103,040
100,000	El Salvador Government International Bond, 144a, 6.375%, 1/18/27	81,266
Principal Amount		Market Value
	Sovereign Government Obligations — 3.6% (Continued)
$ 100,000	El Salvador Government International Bond, 144a, 7.650%, 6/15/35	$ 70,434
75,000	El Salvador Government International Bond, 144a, 8.625%, 2/28/29	61,161
585,000	Ghana Government International Bond, 144a, 7.625%, 5/16/29	258,184
200,000	Ghana Government International Bond, 144a, 8.950%, 3/26/51	84,714
200,000	Guatemala Government Bond, 144a, 5.250%, 8/10/29	184,108
200,000	Guatemala Government Bond, 144a, 6.125%, 6/1/50	171,886
200,000	Hungary Government International Bond, 144a, 5.500%, 6/16/34	182,200
300,000	Hungary Government International Bond, 144a, 3.125%, 9/21/51	165,390
200,000	Jordan Government International Bond, 144a, 7.500%, 1/13/29	195,074
200,000	Lebanese Republic Government International Bond, MTN, 6.650%, 2/26/30	15,918
878,000	Mexico Government International Bond, 3.771%, 5/24/61	513,795
200,000	Mexico Government International Bond, 6.338%, 5/4/53	182,176
200,000	Mexico Government International Bond, 6.350%, 2/9/35	195,553
200,000	Morocco Government International Bond, 144a, 5.500%, 12/11/42	161,708
200,000	Nigeria Government International Bond, 8.250%, 9/28/51	138,128
200,000	Oman Government International Bond, 144a, 6.500%, 3/8/47	178,300
200,000	Oman Government International Bond, 144a, 5.375%, 3/8/27	194,660
300,000	Pakistan Government International Bond, 144a, 7.875%, 3/31/36	140,550
200,000	Panama Government International Bond, 6.875%, 1/31/36	200,527
200,000	Papua New Guinea Government International Bond, 8.375%, 10/4/28	184,521
100,000	Paraguay Government International Bond, 5.400%, 3/30/50	78,830
200,000	Paraguay Government International Bond, 144a, 5.850%, 8/21/33	189,030
216,000	Paraguay Government International Bond, 144a, 2.739%, 1/29/33	164,163
200,000	Peruvian Government International Bond, 2.780%, 12/1/60	106,509
200,000	Republic of South Africa Government International Bond, 5.750%, 9/30/49	132,010
300,000	Romanian Government International Bond, 3.000%, 2/27/27	272,380
200,000	Romanian Government International Bond, 6.000%, 5/25/34	187,970
100,000	Romanian Government International Bond, 6.125%, 1/22/44	89,218
200,000	Romanian Government International Bond, 7.125%, 1/17/33	204,486
250,000	Serbia International Bond, 144a, 6.250%, 5/26/28	245,000
200,000	Sri Lanka Government International Bond, 144a, 6.125%, 6/3/25	96,038
200,000	Ukraine Government International Bond, 7.750%, 9/1/28*	57,345

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Sovereign Government Obligations — 3.6% (Continued)
$ 200,000	Ukraine Government International Bond, 144a, 7.375%, 9/25/34*	$ 52,552
200,000	Vietnam Government International Bond, 4.800%, 11/19/24	196,100
	Total Sovereign Government Obligations	$9,008,686
Shares
	Short-Term Investment Funds — 1.6%
3,408,789	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	3,408,789
543,965	Invesco Government & Agency Portfolio, Institutional Class, 5.26%∞Ω**	543,965
	Total Short-Term Investment Funds	$3,952,754
	Total Investment Securities—99.2% (Cost $283,212,065)	$249,644,802
	Other Assets in Excess of Liabilities — 0.8%	1,955,496
	Net Assets — 100.0%	$251,600,298
(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2023.
(B)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2023 was $522,738.
#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
ICE – Intercontinental Exchange, Inc.
IO – Interest Only
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
RFUCCT1Y – Refinitiv USD LIBOR Consumer Cash Fallbacks Term One year
SOC – State-Owned Company
SOFR30A – Secured Overnight Financing Rate 30 Day Average
TSFR1M – One Month Term Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, these securities were valued at $62,689,521 or 24.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$96,594,958	$—	$96,594,958
U.S. Treasury Obligations	—	58,798,114	—	58,798,114
Commercial Mortgage-Backed Securities	—	19,921,955	—	19,921,955
U.S. Government Mortgage-Backed Obligations	—	17,590,623	—	17,590,623
Non-Agency Collateralized Mortgage Obligations	—	15,889,378	—	15,889,378
Agency Collateralized Mortgage Obligations	—	14,174,100	—	14,174,100
Asset-Backed Securities	—	13,714,234	—	13,714,234
Sovereign Government Obligations	—	9,008,686	—	9,008,686
Short-Term Investment Funds	3,952,754	—	—	3,952,754
Other Financial Instruments
Futures
Interest rate contracts	196,127	—	—	196,127
Total Assets	$4,148,881	$245,692,048	$—	$249,840,929
Liabilities:
Other Financial Instruments
Swap Agreements
Credit contracts	$—	$(31,774)	$—	$(31,774)
Futures
Interest rate contracts	(90,288)	—	—	(90,288)
Total Liabilities	$(90,288)	$(31,774)	$—	$(122,062)
Total	$4,058,593	$245,660,274	$—	$249,718,867

Touchstone Active Bond Fund (Continued)
Futures Contracts
At September 30, 2023, $76,525 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at September 30, 2023:
Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ Depreciation
Short Futures:
30-Year U.S. Ultra Treasury Bond	12/19/2023	31	$3,679,313	$196,127
Long Futures:
5-Year U.S. Treasury Note	12/29/2023	149	15,698,548	(90,288)
				$105,839
 Centrally Cleared Credit Default Swaps on Credit Indices(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums Paid/ (Received)	Unrealized Depreciation
Buy Protection:
Wells Fargo	6/20/28	$10,215,000	5.000%	ICE	Markit CDX North America High Yield Series 40 5Y Index	$(160,108)	$(128,334)	$(31,774)
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Ares Credit Opportunities Fund – September 30, 2023
Principal Amount		Market Value
	Corporate Bonds — 78.3%
	Energy — 14.0%
$ 1,002,000	Antero Resources Corp., 144a, 5.375%, 3/1/30	$ 922,605
2,218,000	Apache Corp., 5.100%, 9/1/40(A)	1,759,869
2,138,000	Archrock Partners LP / Archrock Partners Finance Corp., 144a, 6.250%, 4/1/28	1,990,530
111,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 5.875%, 6/30/29	99,816
2,226,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 7.000%, 11/1/26	2,174,069
187,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 8.250%, 12/31/28	185,054
2,849,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 7.625%, 12/15/25	2,859,627
1,372,000	Callon Petroleum Co., 144a, 7.500%, 6/15/30†	1,330,259
250,000	Callon Petroleum Co., 144a, 8.000%, 8/1/28	250,360
2,560,000	Cheniere Energy Partners LP, 3.250%, 1/31/32	2,038,258
239,000	Cheniere Energy Partners LP, 4.000%, 3/1/31	204,346
382,000	Cheniere Energy Partners LP, 4.500%, 10/1/29	346,211
2,216,000	CITGO Petroleum Corp., 144a, 6.375%, 6/15/26	2,188,474
680,000	Cullinan Holdco Scsp (Luxembourg), 144a, 4.625%, 10/15/26	525,969
928,000	EnLink Midstream LLC, 5.375%, 6/1/29	858,360
3,683,000	Enviva Partners LP / Enviva Partners Finance Corp., 144a, 6.500%, 1/15/26	3,001,682
3,277,000	EQM Midstream Partners LP, 6.500%, 7/15/48	2,881,907
3,314,000	ITT Holdings LLC, 144a, 6.500%, 8/1/29	2,809,025
2,691,000	Moss Creek Resources Holdings, Inc., 144a, 7.500%, 1/15/26	2,606,319
36,000	Moss Creek Resources Holdings, Inc., 144a, 10.500%, 5/15/27	36,150
3,017,000	New Fortress Energy, Inc., 144a, 6.500%, 9/30/26	2,777,778
1,482,000	NGL Energy Partners LP / NGL Energy Finance Corp., 6.125%, 3/1/25	1,454,928
2,468,426	Rockcliff Energy II LLC, 144a, 5.500%, 10/15/29	2,221,524
2,169,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 4/15/25	2,028,015
1,779,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 6.000%, 12/31/30	1,570,341
1,045,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 6.000%, 9/1/31	910,105
2,582,000	TerraForm Power Operating LLC, 144a, 5.000%, 1/31/28	2,343,165
3,621,000	Transocean, Inc., 6.800%, 3/15/38	2,784,730
914,000	Transocean, Inc., 144a, 7.250%, 11/1/25	898,011
667,000	Transocean, Inc., 144a, 11.500%, 1/30/27	699,516
2,050,000	Western Midstream Operating LP, 5.250%, 2/1/50	1,596,935
		48,353,938
	Consumer Discretionary — 11.5%
2,500,000	Allegiant Travel Co., 144a, 7.250%, 8/15/27	2,353,125
480,000	Asbury Automotive Group, Inc., 4.500%, 3/1/28	430,412
2,340,000	Asbury Automotive Group, Inc., 144a, 4.625%, 11/15/29	2,009,349
804,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 144a, 4.625%, 8/1/29	678,467
1,025,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 144a, 6.625%, 1/15/28	967,007
1,750,000	Bath & Body Works, Inc., 6.750%, 7/1/36	1,533,175
1,711,000	Bath & Body Works, Inc., 6.875%, 11/1/35	1,528,074
92,000	Bath & Body Works, Inc., 7.500%, 6/15/29	90,882
1,882,000	Caesars Entertainment, Inc., 144a, 4.625%, 10/15/29	1,594,141
780,000	Caesars Entertainment, Inc., 144a, 7.000%, 2/15/30	758,950
957,000	Caesars Entertainment, Inc., 144a, 8.125%, 7/1/27	961,614
141,000	Carvana Co., 144a, 5.500%, 4/15/27	110,730
212,000	Carvana Co., 144a, 13.000%, 6/1/30(B)	164,879
Principal Amount		Market Value

	Consumer Discretionary — (Continued)
$ 252,000	Carvana Co., 144a, 14.000%, 6/1/31(B)	$ 197,240
125,000	Clarios Global LP, 144a, 6.750%, 5/15/25	124,041
837,000	Clarios Global LP / Clarios US Finance Co., 144a, 8.500%, 5/15/27	834,599
1,227,000	Clarios Global LP / Clarios US Finance Co., 144a, 6.250%, 5/15/26	1,202,762
2,830,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 144a, 6.750%, 1/15/30	2,306,734
1,000,000	Ford Motor Co., 4.750%, 1/15/43	729,952
11,000	Ford Motor Credit Co. LLC, 3.810%, 1/9/24	10,872
610,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	543,133
2,077,000	Ford Motor Credit Co. LLC, 4.063%, 11/1/24	2,010,911
462,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27(A)	420,008
55,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/25	53,224
1,286,231	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 144a, 5.750%, 1/20/26	1,157,433
2,326,000	Hilton Domestic Operating Co., Inc., 144a, 3.750%, 5/1/29	2,012,376
129,000	Lithia Motors, Inc., 144a, 3.875%, 6/1/29	108,721
1,222,000	Lithia Motors, Inc., 144a, 4.375%, 1/15/31	1,010,902
934,000	Live Nation Entertainment, Inc., 144a, 4.750%, 10/15/27(A)	855,194
1,418,000	Lottomatica SpA/Roma (Italy), 144a, 7.125%, 6/1/28	1,529,164
1,949,000	MGM Resorts International, 4.750%, 10/15/28	1,716,669
1,610,000	Nissan Motor Co. Ltd. (Japan), 144a, 4.345%, 9/17/27	1,469,797
1,937,000	Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 144a, 8.000%, 9/20/25	1,935,950
294,000	Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 144a, 8.000%, 9/20/25	293,832
1,086,000	SRS Distribution, Inc., 144a, 6.000%, 12/1/29	912,240
512,000	United Airlines, Inc., 144a, 4.375%, 4/15/26(A)	473,448
208,000	United Airlines, Inc., 144a, 4.625%, 4/15/29	179,433
1,383,000	Victoria's Secret & Co., 144a, 4.625%, 7/15/29	1,002,576
2,373,000	Viking Cruises Ltd., 144a, 5.875%, 9/15/27	2,165,837
434,000	Viking Cruises Ltd., 144a, 9.125%, 7/15/31	434,945
1,075,000	VistaJet Malta Finance PLC / Vista Management Holding, Inc. (Switzerland), 144a, 9.500%, 6/1/28	943,647
		39,816,445
	Communication Services — 10.8%
1,547,000	Altice Financing SA (Luxembourg), 144a, 5.000%, 1/15/28	1,322,467
3,271,000	Altice France Holding SA (Luxembourg), 144a, 10.500%, 5/15/27	2,040,939
3,430,000	ANGI Group LLC, 144a, 3.875%, 8/15/28	2,684,093
72,000	Belo Corp., 7.250%, 9/15/27	70,103
675,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	537,303
199,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.000%, 2/1/28	180,720
2,085,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.500%, 8/15/30(A)	1,711,436
460,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.125%, 5/1/27	428,618
1,280,000	CommScope, Inc., 144a, 8.250%, 3/1/27	836,512
310,000	CommScope, Inc., 144a, 6.000%, 3/1/26(A)	289,058
205,000	CSC Holdings LLC, 144a, 3.375%, 2/15/31	139,690
76,000	CSC Holdings LLC, 144a, 4.500%, 11/15/31	53,878
315,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	167,476
4,333,000	CSC Holdings LLC, 144a, 5.750%, 1/15/30	2,427,672
2,891,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 144a, 5.375%, 8/15/26	57,820

Touchstone Ares Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 78.3% (Continued)
	Communication Services — (Continued)
$ 1,000,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 144a, 6.625%, 8/15/27	$ 20,000
1,085,000	DISH DBS Corp., 5.125%, 6/1/29	601,502
496,000	DISH DBS Corp., 7.750%, 7/1/26	372,000
415,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc., 144a, 3.500%, 3/1/29	349,300
428,000	Gray Escrow II, Inc., 144a, 5.375%, 11/15/31	280,101
1,162,000	Gray Television, Inc., 144a, 4.750%, 10/15/30	769,793
600,000	Level 3 Financing, Inc., 144a, 3.625%, 1/15/29	336,000
273,000	Level 3 Financing, Inc., 144a, 4.250%, 7/1/28	170,028
3,330,000	Level 3 Financing, Inc., 144a, 4.625%, 9/15/27(A)	2,358,484
2,731,000	Nexstar Media, Inc., 144a, 4.750%, 11/1/28	2,260,348
3,267,000	Scripps Escrow II, Inc., 144a, 3.875%, 1/15/29	2,456,907
1,000,000	Sirius XM Radio, Inc., 144a, 3.125%, 9/1/26	891,250
749,000	Sirius XM Radio, Inc., 144a, 4.125%, 7/1/30	599,200
526,000	Sirius XM Radio, Inc., 144a, 5.000%, 8/1/27	480,448
240,000	Sirius XM Radio, Inc., 144a, 5.500%, 7/1/29	212,284
750,000	Summer BC Holdco B SARL (Luxembourg), 144a, 5.750%, 10/31/26	726,529
1,033,108	Summer BidCo BV (Netherlands), 144a, 9.000%, 11/15/25(B)	1,056,179
2,742,000	TEGNA, Inc., 4.625%, 3/15/28	2,371,830
350,000	Tele Columbus AG (Germany), 144a, 3.875%, 5/2/25	212,772
1,200,000	Telenet Finance Luxembourg Notes Sarl (Belgium), 144a, 5.500%, 3/1/28	1,080,000
3,545,000	Telesat Canada / Telesat LLC (Canada), 144a, 5.625%, 12/6/26	2,437,188
338,000	Virgin Media Finance PLC (United Kingdom), 144a, 5.000%, 7/15/30	265,703
131,000	Virgin Media Secured Finance PLC (United Kingdom), 144a, 4.500%, 8/15/30	108,176
1,090,000	Virgin Media Vendor Financing Notes IV DAC (United Kingdom), 144a, 5.000%, 7/15/28	940,406
400,000	Vmed O2 UK Financing I PLC (United Kingdom), 144a, 4.250%, 1/31/31	318,844
725,000	VZ Secured Financing BV (Netherlands), 144a, 5.000%, 1/15/32	569,515
2,275,000	Zayo Group Holdings, Inc., 144a, 4.000%, 3/1/27	1,687,790
507,000	Ziggo Bond Co. BV (Netherlands), 144a, 6.000%, 1/15/27	464,144
		37,344,506
	Industrials — 8.5%
464,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 144a, 5.250%, 8/15/27	387,234
2,567,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 144a, 5.250%, 8/15/27	2,142,305
412,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 144a, 5.250%, 4/30/25	401,611
1,000,000	BCP V Modular Services Finance II PLC (United Kingdom), 144a, 4.750%, 11/30/28	884,104
2,043,000	Chart Industries, Inc., 144a, 9.500%, 1/1/31	2,171,476
2,634,676	CP Atlas Buyer, Inc., 144a, 7.000%, 12/1/28	2,065,954
1,511,000	Emerald Debt Merger Sub LLC, 144a, 6.375%, 12/15/30	1,591,658
1,513,000	Emerald Debt Merger Sub LLC, 144a, 6.625%, 12/15/30	1,457,730
958,000	GFL Environmental, Inc. (Canada), 144a, 3.500%, 9/1/28	824,688
142,000	GFL Environmental, Inc. (Canada), 144a, 3.750%, 8/1/25	134,605
1,713,271	GFL Environmental, Inc. (Canada), 144a, 4.375%, 8/15/29	1,488,095
2,434,000	H&E Equipment Services, Inc., 144a, 3.875%, 12/15/28	2,078,618
650,000	Madison IAQ LLC, 144a, 5.875%, 6/30/29	523,386
2,818,000	OI European Group BV, 144a, 4.750%, 2/15/30	2,451,128
Principal Amount		Market Value

	Industrials — (Continued)
$ 51,000	Owens-Brockway Glass Container, Inc., 144a, 6.625%, 5/13/27	$ 49,713
1,275,000	SPX FLOW, Inc., 144a, 8.750%, 4/1/30	1,178,865
3,793,000	Standard Industries, Inc., 144a, 4.375%, 7/15/30	3,146,165
602,000	Summit Materials LLC / Summit Materials Finance Corp., 144a, 5.250%, 1/15/29	546,612
160,000	TransDigm, Inc., 144a, 6.750%, 8/15/28	157,526
2,378,000	Trident TPI Holdings, Inc., 144a, 12.750%, 12/31/28	2,485,010
3,412,000	Tutor Perini Corp., 144a, 6.875%, 5/1/25†	3,121,486
		29,287,969
	Financials — 7.3%
321,000	Acrisure LLC / Acrisure Finance, Inc., 144a, 4.250%, 2/15/29	269,728
1,766,000	Acrisure LLC / Acrisure Finance, Inc., 144a, 10.125%, 8/1/26	1,810,629
1,334,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144a, 6.750%, 10/15/27	1,240,639
2,729,000	Blackstone Private Credit Fund, 2.625%, 12/15/26	2,349,357
752,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. REIT, 144a, 5.250%, 10/1/25	723,938
1,229,000	LPL Holdings, Inc., 144a, 4.375%, 5/15/31	1,051,666
1,601,000	LPL Holdings, Inc., 144a, 4.625%, 11/15/27	1,479,165
657,441	Midcap Financial Issuer Trust, 144a, 5.625%, 1/15/30	509,872
2,515,000	Midcap Financial Issuer Trust, 144a, 6.500%, 5/1/28	2,170,944
3,006,000	Nationstar Mortgage Holdings, Inc., 144a, 5.500%, 8/15/28	2,651,501
2,550,000	NFP Corp., 144a, 6.875%, 8/15/28	2,189,726
599,000	OneMain Finance Corp., 3.500%, 1/15/27	512,894
392,000	OneMain Finance Corp., 3.875%, 9/15/28	314,636
1,184,000	OneMain Finance Corp., 4.000%, 9/15/30	886,166
441,000	OneMain Finance Corp., 9.000%, 1/15/29	439,575
1,666,000	Owl Rock Capital Corp., 3.400%, 7/15/26	1,494,373
2,242,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 144a, 3.625%, 3/1/29	1,854,280
373,000	United Wholesale Mortgage LLC, 144a, 5.500%, 11/15/25	354,295
137,000	United Wholesale Mortgage LLC, 144a, 5.500%, 4/15/29	115,765
1,581,000	United Wholesale Mortgage LLC, 144a, 5.750%, 6/15/27	1,430,963
1,901,000	VistaJet Malta Finance PLC / XO Management Holding, Inc. (Switzerland), 144a, 6.375%, 2/1/30	1,468,376
		25,318,488
	Consumer Staples — 6.6%
405,000	Bath & Body Works, Inc., 144a, 6.625%, 10/1/30	379,705
2,323,000	eG Global Finance PLC (United Kingdom), 144a, 6.750%, 2/7/25	2,282,348
356,455	eG Global Finance PLC (United Kingdom), 144a, 8.500%, 10/30/25	351,999
578,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 5.500%, 1/15/30	539,649
2,695,000	Korn Ferry, 144a, 4.625%, 12/15/27	2,479,400
3,076,000	Lamb Weston Holdings, Inc., 144a, 4.125%, 1/31/30	2,630,212
3,704,000	LBM Acquisition LLC, 144a, 6.250%, 1/15/29	3,037,280
2,469,000	LCM Investments Holdings II LLC, 144a, 4.875%, 5/1/29	2,099,142
185,000	Legacy LifePoint Health LLC, 144a, 4.375%, 2/15/27	159,563
2,960,000	Specialty Building Products Holdings LLC / SBP Finance Corp., 144a, 6.375%, 9/30/26	2,768,027
1,256,000	SRS Distribution, Inc., 144a, 6.125%, 7/1/29	1,069,678

Touchstone Ares Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 78.3% (Continued)
	Consumer Staples — (Continued)
$ 2,761,000	Team Health Holdings, Inc., 144a, 6.375%, 2/1/25	$ 2,134,652
3,734,000	Wolverine World Wide, Inc., 144a, 4.000%, 8/15/29	2,765,960
		22,697,615
	Materials — 6.4%
954,636	ASP Unifrax Holdings, Inc., 144a, 5.250%, 9/30/28	679,865
3,913,000	Ball Corp., 2.875%, 8/15/30	3,100,561
3,262,000	CF Industries, Inc., 5.150%, 3/15/34	2,998,704
229,000	Chemours Co. (The), 144a, 4.625%, 11/15/29	184,277
1,677,000	Chemours Co. (The), 144a, 5.750%, 11/15/28	1,454,971
3,066,000	Compass Minerals International, Inc., 144a, 6.750%, 12/1/27	2,904,790
175,000	First Quantum Minerals Ltd. (Zambia), 144a, 6.875%, 10/15/27	167,897
2,223,000	First Quantum Minerals Ltd. (Zambia), 144a, 8.625%, 6/1/31	2,217,247
417,000	Freeport-McMoRan, Inc., 4.625%, 8/1/30	375,698
374,000	Freeport-McMoRan, Inc., 5.400%, 11/14/34(A)	342,386
1,913,000	Freeport-McMoRan, Inc., 5.450%, 3/15/43(A)	1,631,759
249,000	SCIH Salt Holdings, Inc., 144a, 4.875%, 5/1/28	219,622
2,723,000	SCIH Salt Holdings, Inc., 144a, 6.625%, 5/1/29	2,333,080
1,933,000	Tronox, Inc., 144a, 4.625%, 3/15/29	1,559,147
2,207,000	WR Grace Holdings LLC, 144a, 5.625%, 8/15/29	1,784,911
		21,954,915
	Real Estate — 3.8%
3,038,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144a, 4.500%, 4/1/27	2,531,748
40,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144a, 5.750%, 5/15/26	36,699
834,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 3.375%, 6/15/26	741,287
512,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 3.750%, 9/15/30	391,818
1,136,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 6.000%, 4/15/25	1,105,377
250,000	Iron Mountain UK PLC REIT, 144a, 3.875%, 11/15/25	287,488
700,000	Iron Mountain, Inc. REIT, 144a, 4.500%, 2/15/31	577,481
1,820,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/29(A)	1,594,971
1,105,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	965,618
1,906,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. REIT, 144a, 4.250%, 2/1/27	1,666,981
1,810,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 3.750%, 2/15/27	1,642,582
1,801,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 4.125%, 8/15/30	1,531,534
46,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 4.625%, 12/1/29	40,804
		13,114,388
	Health Care — 3.4%
1,000,000	Acadia Healthcare Co., Inc., 144a, 5.000%, 4/15/29	899,090
4,477,000	Air Methods Corp., 144a, 8.000%, 5/15/25	22,385
1,000,000	AMN Healthcare, Inc., 144a, 4.625%, 10/1/27	903,751
1,442,000	Grifols Escrow Issuer SA (Spain), 144a, 4.750%, 10/15/28	1,234,871
1,500,000	HCA, Inc., 3.500%, 9/1/30	1,271,545
1,000,000	IQVIA, Inc., 144a, 2.875%, 6/15/28	940,373
1,385,000	LifePoint Health, Inc., 144a, 5.375%, 1/15/29	971,270
1,336,000	Medline Borrower LP, 144a, 3.875%, 4/1/29	1,129,561
1,386,000	Medline Borrower LP, 144a, 5.250%, 10/1/29	1,197,994
Principal Amount		Market Value

	Health Care — (Continued)
$ 2,506,000	Molina Healthcare, Inc., 144a, 4.375%, 6/15/28	$ 2,245,491
1,236,000	Option Care Health, Inc., 144a, 4.375%, 10/31/29	1,067,595
		11,883,926
	Information Technology — 3.4%
2,852,000	Ahead DB Holdings LLC, 144a, 6.625%, 5/1/28	2,409,025
2,057,000	Elastic NV, 144a, 4.125%, 7/15/29	1,751,819
1,250,000	Entegris Escrow Corp., 144a, 4.750%, 4/15/29	1,123,669
500,000	Entegris, Inc., 144a, 3.625%, 5/1/29†	424,610
1,217,000	II-VI, Inc., 144a, 5.000%, 12/15/29	1,055,188
2,425,000	Open Text Holdings, Inc. (Canada), 144a, 4.125%, 2/15/30	2,028,676
440,000	Seagate HDD Cayman, 3.125%, 7/15/29	335,731
398,000	Seagate HDD Cayman, 3.375%, 7/15/31	277,287
2,902,000	Synaptics, Inc., 144a, 4.000%, 6/15/29	2,394,150
		11,800,155
	Utilities — 2.6%
731,000	Calpine Corp., 144a, 4.625%, 2/1/29	612,143
2,200,000	Calpine Corp., 144a, 4.500%, 2/15/28	1,982,701
1,492,000	NRG Energy, Inc., 144a, 3.625%, 2/15/31(A)	1,132,000
160,000	NRG Energy, Inc., 144a, 3.875%, 2/15/32	120,135
375,000	NRG Energy, Inc., 6.625%, 1/15/27	367,318
645,000	NRG Energy, Inc., 144a, 7.000%, 3/15/33	623,168
1,736,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144a, 4.500%, 8/15/28	1,508,139
1,000,000	Vistra Operations Co. LLC, 144a, 5.000%, 7/31/27	919,370
1,350,000	Vistra Operations Co. LLC, 144a, 5.625%, 2/15/27	1,280,358
466,000	Vistra Operations Co. LLC, 144a, 4.300%, 7/15/29(A)	407,529
		8,952,861
	Total Corporate Bonds	$270,525,206
	Asset-Backed Securities — 8.2%
1,000,000	Aimco CLO 11 Ltd. (Cayman Islands), Ser 2020-11A, Class ER, 144a, (TSFR3M + 6.462%), 11.770%, 10/17/34(C)	970,565
575,000	Aimco CLO 16 Ltd. (Cayman Islands), Ser 2021-16A, Class SUB, 144a, 1/17/35(C)(D)	450,762
325,000	Atrium XIII (Cayman Islands), Ser 13A, Class E, 144a, (TSFR3M + 6.312%), 11.657%, 11/21/30(C)	304,592
340,000	Atrium XV (Cayman Islands), Ser 15A, Class SUB, 144a, 1/23/31(C)(D)	177,047
1,250,000	Bain Capital Credit CLO Ltd. (Cayman Islands), Ser 2019-2A, Class ER, 144a, (3M LIBOR +6.320%), 11.890%, 10/17/32(C)	1,132,605
620,000	Bain Capital Credit CLO Ltd. (Cayman Islands), Ser 2021-2A, Class SUB, 144a, 7/16/34(C)(D)	346,181
850,000	Bain Capital Credit CLO Ltd. (Cayman Islands), Ser 2022-1A, Class SUB, 144a, 4/18/35(C)(D)	494,819
1,000,000	Carlyle US CLO Ltd. (Cayman Islands), Ser 2021-10A, Class E, 144a, (TSFR3M + 6.762%), 12.088%, 10/20/34(C)	919,334
1,000,000	Carlyle US CLO Ltd. (Cayman Islands), Ser 2021-11A, Class E, 144a, (TSFR3M + 6.662%), 12.013%, 1/25/33(C)	923,775
750,000	Carlyle US CLO Ltd. (Cayman Islands), Ser 2021-5A, Class SUB, 144a, 7/20/34(C)(D)	502,746
500,000	Cedar Funding IV CLO Ltd. (Cayman Islands), Ser 2014-4A, Class ERR, 144a, (TSFR3M + 6.872%), 12.217%, 7/23/34(C)	444,400
714,286	Cedar Funding XIV CLO Ltd. (Cayman Islands), Ser 2021-14A, Class E, 144a, (TSFR3M + 6.602%), 11.910%, 7/15/33(C)	626,970

Touchstone Ares Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Asset-Backed Securities — 8.2% (Continued)
$ 1,500,000	CIFC Funding Ltd. (Cayman Islands), Ser 2015-4A, Class SUB, 144a, 4/20/34(C)(D)	$ 562,774
1,000,000	CIFC Funding Ltd. (Cayman Islands), Ser 2019-4A, Class DR, 144a, (TSFR3M + 6.862%), 12.170%, 10/15/34(C)	951,317
500,000	CIFC Funding Ltd. (Cayman Islands), Ser 2020-3A, Class SUB, 144a, 10/20/34(C)(D)	411,658
1,046,139	CIFC Funding Ltd. (Cayman Islands), Ser 2021-7A, Class E, 144a, (TSFR3M + 6.612%), 11.957%, 1/23/35(C)	997,419
500,000	Dryden 106 CLO Ltd. (Cayman Islands), Ser 2022-106A, Class E, 144a, (TSFR3M + 8.870%), 14.178%, 10/15/35(C)	507,498
250,000	Dryden 45 Senior Loan Fund (Cayman Islands), Ser 2016-45A, Class ER, 144a, (TSFR3M + 6.112%), 11.420%, 10/15/30(C)	214,973
250,000	Dryden 57 CLO Ltd. (Cayman Islands), Ser 2018-57A, Class E, 144a, (TSFR3M + 5.462%), 10.826%, 5/15/31(C)	210,781
1,000,000	Dryden 76 CLO Ltd. (Cayman Islands), Ser 2019-76A, Class ER, 144a, (TSFR3M + 6.762%), 12.088%, 10/20/34(C)	902,176
250,000	Dryden 78 CLO Ltd. (Cayman Islands), Ser 2020-78A, Class SUB, 144a, 4/17/33(C)(D)	154,644
650,000	Dryden 98 CLO Ltd. (Cayman Islands), Ser 2022-98X, Class SUB, 4/20/35(C)(D)	446,001
250,000	Elmwood CLO 22 Ltd. (Cayman Islands), Ser 2023-1A, Class E, 144a, (TSFR3M + 7.650%), 12.428%, 4/17/36(C)	252,584
250,000	Elmwood CLO 23 Ltd. (Cayman Islands), Ser 2023-2A, Class E, 144a, (TSFR3M + 8.000%), 13.057%, 4/16/36(C)	253,433
250,000	Elmwood CLO VIII Ltd. (Cayman Islands), Ser 2021-1A, Class F1, 144a, (TSFR3M + 8.262%), 13.588%, 1/20/34(C)	218,707
588,235	Elmwood CLO VIII Ltd. (Cayman Islands), Ser 2021-1A, Class SUB, 144a, 1/20/34(C)(D)	476,223
1,000,000	Fillmore Park CLO Ltd. (Cayman Islands), Ser 2018-1A, Class E, 144a, (TSFR3M + 5.662%), 10.970%, 7/15/30(C)	920,656
1,000,000	ICG US CLO Ltd. (Cayman Islands), Ser 2021-1A, Class SUB, 144a, 4/17/34(C)(D)	498,960
750,000	Invesco CLO Ltd. (Cayman Islands), Ser 2021-3A, Class SUB, 144a, 10/22/34(C)(D)	458,272
75,000	Invesco CLO Ltd. (Cayman Islands), Ser 2021-3A, Class Y, 144a, 10/22/34(C)(D)	20,951
250,000	Invesco US CLO Ltd. (Jersey), Ser 2023-2A, Class E, 144a, (TSFR3M + 7.83%), 12.686%, 4/21/36(C)	253,219
625,000	Madison Park Funding LIII Ltd. (Cayman Islands), Ser 2022-53A, Class SUB, 144a, 4/21/35(C)(D)	520,284
1,000,000	Madison Park Funding LIX Ltd. (Cayman Islands), Ser 2021-59X, Class SUB, 1/18/34(C)(D)	763,446
300,000	Madison Park Funding XII Ltd. (Cayman Islands), Ser 2014-12A, Class SUB, 144a, 7/20/26(C)(D)	222
500,000	Madison Park Funding XXII Ltd. (Cayman Islands), Ser 2016-22A, Class ER, 144a, (TSFR3M + 6.962%), 12.270%, 1/15/33(C)	469,966
1,000,000	Madison Park Funding XXII Ltd. (Cayman Islands), Ser 2016-22A, Class SUB, 144a, 1/15/33(C)(D)	603,738
500,000	Madison Park Funding XXVIII Ltd. (Cayman Islands), Ser 2018-28A, Class SUB, 144a, 7/15/30(C)(D)	271,448
250,000	Madison Park Funding XXXI Ltd. (Cayman Islands), Ser 2018-31A, Class SUB, 144a, 1/23/48(C)(D)	149,655
Principal Amount		Market Value
	Asset-Backed Securities — 8.2% (Continued)
$ 540,000	Madison Park Funding XXXVII Ltd. (Cayman Islands), Ser 2019-37A, Class SUB, 144a, 7/15/49(C)(D)	$ 379,723
500,000	Madison Park Funding XXXVIII Ltd. (Cayman Islands), Ser 2021-38A, Class SUB, 144a, 7/17/34(C)(D)	408,381
1,000,000	Magnetite XXIII Ltd. (Cayman Islands), Ser 2019-23A, Class ER, 144a, (TSFR3M + 6.562%), 11.913%, 1/25/35(C)	971,181
250,000	Niagara Park CLO Ltd. (Cayman Islands), Ser 2019-1A, Class ER, 144a, (TSFR3M + 6.212%), 11.520%, 7/17/32(C)	241,776
250,000	Oaktree CLO Ltd. (Cayman Islands), Ser 2019-2A, Class D, 144a, (TSFR3M + 7.032%), 12.340%, 4/15/31(C)	215,544
250,000	Oaktree CLO Ltd. (Cayman Islands), Ser 2022-2A, Class E, 144a, (TSFR3M + 8.340%), 13.648%, 7/15/33(C)	235,167
250,000	Octagon Loan Funding Ltd. (Cayman Islands), Ser 2014-1A, Class DRR, 144a, (TSFR3M + 3.162%), 8.541%, 11/18/31(C)	237,628
825,000	OHA Credit Funding 4 Ltd. (Cayman Islands), Ser 2019-4A, Class ER, 144a, (TSFR3M + 6.662%), 12.007%, 10/22/36(C)	813,063
350,000	OHA Loan Funding Ltd. (Cayman Islands), Ser 2016-1A, Class SUB, 144a, 1/20/33(C)(D)	216,456
1,000,000	REESE PARK CLO Ltd. (Cayman Islands), Ser 2020-1A, Class M2, 144a, 10/15/34(C)(D)	34,862
1,000,000	REESE PARK CLO Ltd. (Cayman Islands), Ser 2020-1A, Class SUB, 144a, 10/15/34(C)(D)	545,715
750,000	Rockland Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class M1, 144a, 4/20/34(C)(D)	5,378
750,000	Rockland Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class M2, 144a, 4/20/34(C)(D)	12,548
750,000	Rockland Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class SUB, 144a, 4/20/34(C)(D)	493,326
500,000	RR 6 Ltd. (Cayman Islands), Ser 2019-6A, Class SUB, 144a, 4/15/36(C)(D)	394,705
500,000	Steele Creek CLO Ltd. (Cayman Islands), Ser 2019-2A, Class E, 144a, (TSFR3M + 7.962%), 13.270%, 7/15/32(C)	453,029
250,000	TCI-Flatiron CLO Ltd. (Cayman Islands), Ser 2017-1A, Class D, 144a, (TSFR3M + 3.012%), 8.388%, 11/18/30(C)	245,517
500,000	Thompson Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class E, 144a, (TSFR3M + 6.572%), 11.880%, 4/15/34(C)	480,334
525,000	Thompson Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class SUB, 144a, 4/15/34(C)(D)	433,308
300,000	TICP CLO XII Ltd. (Cayman Islands), Ser 2018-12A, Class ER, 144a, (TSFR3M + 6.512%), 11.820%, 7/15/34(C)	280,064
250,000	Voya CLO Ltd. (Cayman Islands), Ser 2019-4X, Class ER, (TSFR3M + 6.972%), 12.280%, 1/15/35(C)	224,872
1,000,000	Voya CLO Ltd. (Cayman Islands), Ser 2020-3A, Class ER, 144a, (TSFR3M + 6.662%), 11.988%, 10/20/34(C)	902,462
850,000	Voya CLO Ltd. (Cayman Islands), Ser 2021-1A, Class E, 144a, (TSFR3M + 6.612%), 11.920%, 7/15/34(C)	775,536
250,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2018-3A, Class D, 144a, (TSFR3M + 6.512%), 11.838%, 1/20/32(C)	198,149
250,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2018-3A, Class SUB, 144a, 1/20/32(C)(D)	47,063

Touchstone Ares Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Asset-Backed Securities — 8.2% (Continued)
$ 250,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2019-1A, Class D, 144a, (TSFR3M + 7.162%), 12.488%, 7/20/32(C)	$ 195,612
280,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2020-1A, Class SUB, 144a, 4/15/33(C)(D)	147,276
	Total Asset-Backed Securities	$28,373,476
	Bank Loans — 7.9%(E)
	Communication Services — 1.6%
2,940,138	NEP Group Inc., First Lien Initial Dollar Term Loan, (1M LIBOR + 3.250%), 6.365%, 10/20/25	2,835,410
370,000	Telenet Financing USD LLC, Term Loan AR Facility, (1M LIBOR + 2.000%), 4.818%, 4/28/28	359,710
1,923,440	Univision Communications Inc, 2021 Replacement Term Loan, (1M LIBOR + 3.250%), 7.885%, 3/15/26	1,917,189
480,000	Virgin Media Bristol LLC, Facility Q Advance, (1M LIBOR + 3.250%), 6.068%, 1/31/29	467,669
		5,579,978
	Information Technology — 1.6%
1,213,849	Avaya Inc., Exit Term Loan, 7.000%, 8/01/28(F)	1,068,187
319,169	Commscope Inc., Initial Term Loan, 8.695%, 4/06/26	290,603
1,010,000	GTCR W Merger Sub LLC, (Usd) Term Loan B, 8.332%, 9/20/30	1,009,263
1,216,880	NETSMART Inc., First Lien Initial Term Loan, 9.319%, 10/01/27	1,219,244
554,308	Open Text Corporation, Term Loan B, (1M SOFR + 2.750%), 8.162%, 1/31/30	554,058
657,085	Quest Software, Inc., Second Lien Initial Term Loan, (3M SOFR + 7.650%), 10.227%, 2/01/30	446,818
946,435	Tempo Acquisition LLC, Fifth Incremental Term, (1M SOFR + 3.000%), 8.082%, 8/31/28	946,435
		5,534,608
	Health Care — 1.4%
1,873,572	AlixPartners LLP, Initial Dollar Term Loan, (1M LIBOR + 2.750%), 5.865%, 2/04/28	1,870,761
628,875	Froneri US Inc., Facility B2, (1M LIBOR + 2.250%), 5.365%, 1/29/27	623,655
676,472	Gainwell Acquisition Corp, Term B Loan, (3M LIBOR + 4.000%), 7.674%, 10/01/27	658,925
647,818	Organon & Co, Senior Secured Dollar Term Loan, (3M LIBOR + 3.000%), 6.188%, 6/02/28	645,875
965,250	Sunshine Luxembourg VII SARL, Term Loan B3 (USD), (3M LIBOR + 3.750%), 7.424%, 10/01/26	963,107
		4,762,323
	Consumer Discretionary — 1.2%
1,839,131	ClubCorp Holdings Inc., First Lien Term B Loan , (3M LIBOR + 2.750%), 6.424%, 9/18/24	1,806,946
1,391,641	Station Casinos LLC, Term B-1 Facility Loan, (1M LIBOR + 2.250%), 5.370%, 2/08/27	1,387,536
764,380	United AirLines, Inc., Class B Term Loan, (3M LIBOR + 3.750%), 6.533%, 4/21/28	764,556
		3,959,038
	Industrials — 0.7%
831,505	ASP Unifrax Holdings Inc., First Lien Usd Term Loan, 9.160%, 12/12/25	773,732
1,557,376	Pretium PKG Holdings Inc., First Lien Initial Term Loan, (3M LIBOR + 4.000%), 9.219%, 10/02/28	940,422
837,421	Transdigm Inc, Tranche I Term Loan, (1M SOFR + 3.250%), 7.825%, 8/24/28	837,287
		2,551,441
Principal Amount		Market Value

	Energy — 0.6%
$ 1,997,180	Gulf Finance, LLC, Term Loan, (1M LIBOR + 6.750%), 9.870%, 8/25/26	$ 1,998,957
858,419	PES Holdings LLC, Tranche C Loan Non-PIK, 6.990%, 12/29/23(F)	21,461
		2,020,418
	Financials — 0.4%
1,449,891	Freeport LNG Investments, LLP, Tla Term Loan, (3M LIBOR + 3.000%), 7.808%, 11/16/26	1,420,893
	Materials — 0.4%
1,295,000	Chemours Company (The), Tanche B-3 Us$ Term Loans, (1M SOFR + 3.500%), 8.831%, 8/18/28	1,278,813
	Total Bank Loans	$27,107,512
Shares
	Common Stocks — 1.5%
	Energy — 0.9%
14,309	AFG Holdings, Inc.*	143
55,000	Antero Resources Corp.*	1,395,900
187,384	Ascent Resources Marcellus Holdings, LLC(G)*	0
12,000	Chesapeake Energy Corp.	1,034,760
45,000	Summit Midstream Partners LP*	623,025
		3,053,828
	Health Care — 0.4%
162,858	Bausch Health Cos., Inc.*†	1,338,693
	Information Technology — 0.2%
6,269	Avaya Holdings Corp.*	52,503
78,977	Avaya Holdings Corp.*	661,432
		713,935
	Industrials — 0.0%
28,087	Tutor Perini Corp.*	219,921
	Total Common Stocks	$5,326,377
	Exchange-Traded Fund — 0.4%
32,000	Alerian MLP ETF	1,350,400
Number of Contracts		Notional Amount
	Purchased Options — 0.1%
	Purchased Call Options — 0.1%
698	New Fortress Energy, Inc., Strike @35.00, Exp 12/23	$69,800	136,110
200	VIX US 10/18/23 C30, Strike @30.00, Exp 10/23	20,000	5,600
	Total Purchased Call Options		141,710
	Purchased Put Options — 0.0%
100	iShares iBoxx High Yield Corporate Bond ETF, Strike @73.00, Exp 10/23	10,000	3,800
	Total Purchased Options		$145,510
Shares
	Short-Term Investment Funds — 5.3%
13,661,969	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	13,661,969
4,796,676	Invesco Government & Agency Portfolio, Institutional Class, 5.26%∞Ω**	4,796,676
	Total Short-Term Investment Funds	$18,458,645
	Total Long Positions—101.7% (Cost $377,842,890)	$351,287,126

Touchstone Ares Credit Opportunities Fund (Continued)
Securities Sold Short — (0.2)%
Principal Amount		Market Value
	Corporate Bonds — (0.2)%
	Energy — (0.2)%
$ (675,000)	Chesapeake Energy Corp., 6.750%, 4/15/29	$ (660,014)
	Total Securities Sold Short (Proceeds $679,774)	$(660,014)
Number of Contracts		Notional Amount
	Written Options — (0.0)%
	Written Call Options — (0.0)%
200	VIX US 10/18/23 C40, Strike @40.00, Exp 10/23	$20,000	(2,800)
	Written Put Options — (0.0)%
100	iShares iBoxx High Yield Corporate Bond ETF, Strike @70.00, Exp 10/23	10,000	(400)
	Total Written Options (Premiums received $4,800)		$(3,200)
	Total Investment Securities—101.5%		$350,623,912
	Liabilities in Excess of Other Assets — (1.5%)		(5,027,204)
	Net Assets — 100.0%		$345,596,708
(A)	All or a portion of these securities are pledged as collateral for securities sold short. The total value of the securities pledged as collateral as of September 30, 2023 was $4,194,825.
(B)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amounts.
(C)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2023.
(D)	Security has no stated coupon and is considered an equity position in the collateralized loan obligation (“CLO”). CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses.
(E)	Bank loans pay interest at rates which adjust periodically unless otherwise indicated. The interest rates shown are the current interest rates as of September 30, 2023.
(F)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(G)	Level 3- For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2023 was $4,591,941.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
EUR – Euro
GBP – Great Britain Pound
ICE – Intercontinental Exchange, Inc.
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LLLP – Limited Liability Limited Partnership
LP – Limited Partnership
MLP – Master Limited Partnership
PIK – Payment In Kind
PLC – Public Limited Company
REIT – Real Estate Investment Trust
SOFR – Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
USD – United States Dollar
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, these securities were valued at $251,790,418 or 72.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$270,525,206	$—	$270,525,206
Asset-Backed Securities	—	28,373,476	—	28,373,476
Bank Loans	—	27,107,512	—	27,107,512
Common Stocks	4,612,299	714,078	—	5,326,377
Exchange-Traded Fund	1,350,400	—	—	1,350,400
Purchased Call Options
Equity contracts	141,710	—	—	141,710
Purchased Put Options
Equity contracts	3,800	—	—	3,800
Short-Term Investment Funds	18,458,645	—	—	18,458,645
Other Financial Instruments
Swap Agreements
Credit contracts	—	7,937	—	7,937
Foreign currency exchange contracts	—	133,405	—	133,405
Total Assets	$24,566,854	$326,861,614	$—	$351,428,468
Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(660,014)	$—	$(660,014)
Other Financial Instruments
Written Put Options
Equity contracts	(400)	—	—	(400)
Written Call Options
Equity contracts	(2,800)	—	—	(2,800)
Total Liabilities	$(3,200)	$(660,014)	$—	$(663,214)
Total	$24,563,654	$326,201,600	$—	$350,765,254

Touchstone Ares Credit Opportunities Fund (Continued)
 Centrally Cleared Credit Default Swaps on Credit Indices(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums Paid/ (Received)	Unrealized Appreciation
Buy Protection:
Wells Fargo	12/20/25	$562,795	5.000%	ICE	Markit CDX North America High Yield Series 35 5Y Index	$(18,275)	$(26,212)	$7,937
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Forward Foreign Currency Contracts
		Contract to
Counterparty	Expiration Date	Receive		Deliver		Unrealized Appreciation
Wells Fargo	10/16/2023	USD	7,910,529	EUR	7,357,443	$126,319
Wells Fargo	10/16/2023	USD	303,814	GBP	243,174	7,086
						$133,405
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Dividend Equity Fund – September 30, 2023
Shares		Market Value
	Common Stocks — 99.8%
	Information Technology — 22.5%
67,702	Accenture PLC - Class A	$ 20,791,961
68,816	Analog Devices, Inc.	12,048,994
306,776	Apple, Inc.	52,523,119
58,196	Broadcom, Inc.	48,336,434
877,292	Cisco Systems, Inc.	47,163,218
876,851	Intel Corp.	31,172,053
312,554	International Business Machines Corp.	43,851,326
80,449	KLA Corp.	36,898,738
313,532	Micron Technology, Inc.	21,329,582
336,103	Microsoft Corp.	106,124,522
436,103	Oracle Corp.	46,192,030
400,360	QUALCOMM, Inc.	44,463,982
190,723	Texas Instruments, Inc.	30,326,864
		541,222,823
	Financials — 14.8%
110,555	Arthur J Gallagher & Co.	25,198,801
1,161,443	Bank of America Corp.	31,800,309
66,090	BlackRock, Inc.	42,726,524
216,677	Charles Schwab Corp. (The)	11,895,567
113,742	Goldman Sachs Group, Inc. (The)	36,803,499
86,080	JPMorgan Chase & Co.	12,483,322
261,902	Principal Financial Group, Inc.	18,875,277
268,951	Prudential Financial, Inc.	25,520,760
136,847	T Rowe Price Group, Inc.	14,351,145
954,721	Truist Financial Corp.	27,314,568
1,108,163	US Bancorp	36,635,869
169,188	Visa, Inc. - Class A	38,914,932
835,461	Wells Fargo & Co.	34,136,937
		356,657,510
	Health Care — 13.6%
160,873	AbbVie, Inc.	23,979,729
340,035	Bristol-Myers Squibb Co.	19,735,631
144,160	Cencora, Inc.	25,944,475
508,605	CVS Health Corp.	35,510,801
198,968	Gilead Sciences, Inc.	14,910,662
305,616	Johnson & Johnson	47,599,692
595,878	Medtronic PLC	46,693,000
341,090	Merck & Co., Inc.	35,115,216
1,087,103	Pfizer, Inc.	36,059,207
82,006	UnitedHealth Group, Inc.	41,346,605
		326,895,018
	Industrials — 10.2%
212,062	3M Co.	19,853,245
81,188	Automatic Data Processing, Inc.	19,532,209
122,484	Caterpillar, Inc.	33,438,132
463,244	Fortune Brands Innovations, Inc.	28,795,247
57,282	Lockheed Martin Corp.	23,426,047
169,544	Paychex, Inc.	19,553,510
407,492	RTX Corp.	29,327,199
803,806	Southwest Airlines Co.	21,759,028
592,004	Stanley Black & Decker, Inc.	49,479,694
		245,164,311
	Consumer Staples — 8.1%
216,635	Coca-Cola Co. (The)	12,127,227
112,634	Constellation Brands, Inc. - Class A	28,308,303
146,835	Dollar General Corp.	15,535,143
207,476	PepsiCo, Inc.	35,154,733
446,456	Philip Morris International, Inc.	41,332,897
415,325	Sysco Corp.	27,432,216
Shares		Market Value

	Consumer Staples — (Continued)
183,536	Target Corp.	$ 20,293,576
85,215	Walmart, Inc.	13,628,435
		193,812,530
	Consumer Discretionary — 7.3%
140,656	Home Depot, Inc. (The)	42,500,617
107,864	McDonald's Corp.	28,415,692
438,457	Starbucks Corp.	40,017,970
555,468	VF Corp.	9,815,120
105,078	Whirlpool Corp.	14,048,929
331,142	Yum! Brands, Inc.	41,372,881
		176,171,209
	Communication Services — 6.7%
1,875,936	AT&T, Inc.	28,176,559
1,009,568	Comcast Corp. - Class A	44,764,245
609,158	Fox Corp. - Class A	19,005,730
599,746	Interpublic Group of Cos., Inc. (The)	17,188,720
249,797	Omnicom Group, Inc.	18,604,880
1,052,254	Verizon Communications, Inc.	34,103,552
		161,843,686
	Energy — 6.2%
226,803	Chevron Corp.	38,243,522
397,867	Exxon Mobil Corp.	46,781,202
287,799	Phillips 66	34,579,050
211,144	Valero Energy Corp.	29,921,216
		149,524,990
	Utilities — 3.8%
397,508	Duke Energy Corp.	35,084,056
333,753	Entergy Corp.	30,872,152
443,033	NextEra Energy, Inc.	25,381,361
		91,337,569
	Materials — 3.8%
96,227	Air Products & Chemicals, Inc.	27,270,732
474,456	DuPont de Nemours, Inc.	35,389,673
406,606	International Flavors & Fragrances, Inc.	27,718,331
		90,378,736
	Real Estate — 2.8%
248,850	Alexandria Real Estate Equities, Inc. REIT	24,909,885
179,568	American Tower Corp. REIT	29,529,958
122,772	Simon Property Group, Inc. REIT	13,263,059
		67,702,902
	Total Common Stocks	$2,400,711,284
	Short-Term Investment Fund — 0.3%
8,043,471	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	8,043,471
	Total Investment Securities—100.1% (Cost $2,520,302,544)	$2,408,754,755
	Liabilities in Excess of Other Assets — (0.1%)	(2,478,636)
	Net Assets — 100.0%	$2,406,276,119
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust

Touchstone Dividend Equity Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,400,711,284	$—	$—	$2,400,711,284
Short-Term Investment Fund	8,043,471	—	—	8,043,471
Total	$2,408,754,755	$—	$—	$2,408,754,755
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone High Yield Fund – September 30, 2023
Principal Amount		Market Value
	Corporate Bonds — 95.6%
	Consumer Discretionary — 17.0%
$ 829,000	Carnival Corp., 144a, 6.000%, 5/1/29	$ 705,407
232,000	Carnival Corp., 144a, 7.625%, 3/1/26	225,647
532,000	Carnival Corp., 144a, 9.875%, 8/1/27	555,309
1,239,000	Carriage Services, Inc., 144a, 4.250%, 5/15/29	1,060,062
678,000	Dana, Inc., 4.250%, 9/1/30	544,163
523,000	Dana, Inc., 5.625%, 6/15/28	478,718
764,000	Ford Motor Co., 4.750%, 1/15/43	557,683
1,318,000	Ford Motor Credit Co. LLC, 2.900%, 2/10/29	1,081,897
1,111,000	Ford Motor Credit Co. LLC, 3.375%, 11/13/25	1,032,575
455,000	Ford Motor Credit Co. LLC, 3.664%, 9/8/24	440,248
664,000	Ford Motor Credit Co. LLC, 7.350%, 11/4/27	674,612
1,142,000	Forestar Group, Inc., 144a, 3.850%, 5/15/26	1,036,585
623,000	Gap, Inc. (The), 144a, 3.625%, 10/1/29	460,966
1,098,000	Hanesbrands, Inc., 144a, 4.875%, 5/15/26	1,006,813
692,000	JB Poindexter & Co., Inc., 144a, 7.125%, 4/15/26	673,047
1,000,000	MGM China Holdings Ltd. (Macao), 144a, 5.375%, 5/15/24	985,840
467,000	Michaels Cos., Inc. (The), 144a, 5.250%, 5/1/28	372,713
177,000	Michaels Cos., Inc. (The), 144a, 7.875%, 5/1/29	115,492
298,000	Royal Caribbean Cruises Ltd., 144a, 5.375%, 7/15/27	275,796
16,000	Royal Caribbean Cruises Ltd., 144a, 7.250%, 1/15/30	15,857
172,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/27	171,794
133,000	Royal Caribbean Cruises Ltd., 144a, 8.250%, 1/15/29	137,972
970,000	Royal Caribbean Cruises Ltd., 144a, 11.625%, 8/15/27	1,052,561
773,000	Sands China Ltd. (Macao), 5.375%, 8/8/25	748,779
500,000	Sands China Ltd. (Macao), 5.650%, 8/8/28	470,606
733,000	Speedway Motorsports LLC / Speedway Funding II, Inc., 144a, 4.875%, 11/1/27	665,197
1,610,000	Wynn Macau Ltd. (Macao), 144a, 4.875%, 10/1/24	1,567,929
		17,114,268
	Energy — 14.8%
950,000	Baytex Energy Corp. (Canada), 144a, 8.500%, 4/30/30	961,052
1,026,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 6.625%, 7/15/26	1,002,688
213,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 7.625%, 12/15/25	213,795
830,000	Civitas Resources, Inc., 144a, 5.000%, 10/15/26	778,573
477,000	Civitas Resources, Inc., 144a, 8.375%, 7/1/28	485,347
1,957,000	CQP Holdco LP / BIP-V Chinook Holdco LLC, 144a, 5.500%, 6/15/31	1,734,539
627,000	Crescent Energy Finance LLC, 144a, 9.250%, 2/15/28	640,136
625,000	Earthstone Energy Holdings LLC, 144a, 8.000%, 4/15/27	639,700
1,143,000	EQM Midstream Partners LP, 144a, 4.500%, 1/15/29	1,017,957
586,000	Genesis Energy LP / Genesis Energy Finance Corp., 6.250%, 5/15/26	561,869
445,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.875%, 4/15/30	434,480
414,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 5.750%, 2/1/29	373,849
201,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 6.000%, 4/15/30	180,823
534,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 6.250%, 11/1/28	500,846
1,042,000	Nabors Industries Ltd., 144a, 7.250%, 1/15/26	1,006,832
489,000	NuStar Logistics LP, 5.625%, 4/28/27	465,885
531,000	NuStar Logistics LP, 6.000%, 6/1/26	515,108
923,000	Parkland Corp. (Canada), 144a, 4.500%, 10/1/29	790,594
1,111,000	Precision Drilling Corp. (Canada), 144a, 6.875%, 1/15/29	1,050,702
1,148,000	Sunnova Energy Corp., 144a, 5.875%, 9/1/26†	981,540
544,000	Vermilion Energy, Inc. (Canada), 144a, 6.875%, 5/1/30	514,562
		14,850,877
Principal Amount		Market Value

	Communication Services — 13.9%
$ 666,000	Altice Financing SA (Luxembourg), 144a, 5.750%, 8/15/29	$ 546,101
483,000	Altice Financing SA (Luxembourg), 144a, 5.000%, 1/15/28	412,897
540,000	Altice France Holding SA (Luxembourg), 144a, 10.500%, 5/15/27	336,933
514,000	Altice France SA (France), 144a, 5.125%, 7/15/29	364,482
446,000	Altice France SA (France), 144a, 5.500%, 10/15/29	320,878
1,117,000	Belo Corp., 7.250%, 9/15/27	1,087,577
1,239,000	Block Communications, Inc., 144a, 4.875%, 3/1/28	1,025,273
749,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	596,207
641,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 6.375%, 9/1/29	597,851
315,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 7.375%, 3/1/31	304,302
1,149,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.125%, 5/1/27	1,070,612
360,000	CSC Holdings LLC, 144a, 3.375%, 2/15/31	245,309
1,268,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	674,158
1,073,000	CSC Holdings LLC, 144a, 5.750%, 1/15/30	601,175
607,000	DISH DBS Corp., 144a, 5.250%, 12/1/26	513,824
191,000	DISH Network Corp., 144a, 11.750%, 11/15/27	192,441
1,176,000	Gray Television, Inc., 144a, 7.000%, 5/15/27	1,011,360
310,500	Shutterfly Finance LLC, 144a, 8.500%, 10/1/27(A)	205,807
37,643	Shutterfly Finance LLC, 144a, 9.750%, 10/1/27	37,604
1,217,000	Sirius XM Radio, Inc., 144a, 4.000%, 7/15/28	1,038,763
408,000	Sprint Capital Corp., 6.875%, 11/15/28	421,400
570,000	Sprint Corp., 7.625%, 2/15/25	578,552
1,643,000	Stagwell Global, 144a, 5.625%, 8/15/29	1,326,722
612,000	Station Casinos LLC, 144a, 4.625%, 12/1/31	489,581
		13,999,809
	Financials — 11.7%
1,070,000	Aviation Capital Group LLC, 144a, 6.375%, 7/15/30	1,036,356
1,097,000	Credit Acceptance Corp., 144a, 5.125%, 12/31/24	1,068,451
440,000	FirstCash, Inc., 144a, 4.625%, 9/1/28	389,925
328,000	FirstCash, Inc., 144a, 5.625%, 1/1/30	295,085
886,000	goeasy Ltd. (Canada), 144a, 5.375%, 12/1/24	868,751
1,337,000	GTCR W-2 Merger Sub LLC, 144a, 7.500%, 1/15/31	1,342,014
1,043,000	Jane Street Group / JSG Finance, Inc., 144a, 4.500%, 11/15/29	896,273
420,000	National Rural Utilities Cooperative Finance Corp., (TSFR3M + 3.172%), 8.541%, 4/30/43(B)	412,653
707,000	Navient Corp., 5.000%, 3/15/27	635,494
692,000	Navient Corp., 5.875%, 10/25/24	681,080
315,000	OneMain Finance Corp., 3.875%, 9/15/28	252,833
228,000	OneMain Finance Corp., 4.000%, 9/15/30	170,647
399,000	OneMain Finance Corp., 6.625%, 1/15/28	368,145
145,000	PennyMac Financial Services, Inc., 144a, 4.250%, 2/15/29	117,312
273,000	PennyMac Financial Services, Inc., 144a, 5.375%, 10/15/25	259,533
414,000	PennyMac Financial Services, Inc., 144a, 5.750%, 9/15/31	338,635
1,000,000	PRA Group, Inc., 144a, 7.375%, 9/1/25	973,756
1,035,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 5.750%, 4/15/26	1,004,166
718,000	Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc., 144a, 2.875%, 10/15/26	630,045
		11,741,154

Touchstone High Yield Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 95.6% (Continued)
	Industrials — 11.1%
$ 627,000	Air Canada (Canada), 144a, 3.875%, 8/15/26	$ 569,075
1,132,000	BWX Technologies, Inc., 144a, 4.125%, 6/30/28	1,000,807
578,000	Canpack SA / Canpack US LLC (Poland), 144a, 3.125%, 11/1/25	533,195
697,000	Canpack SA / Canpack US LLC (Poland), 144a, 3.875%, 11/15/29	569,440
1,382,000	Cimpress PLC (Ireland), 7.000%, 6/15/26	1,293,428
616,000	Emerald Debt Merger Sub LLC, 144a, 6.625%, 12/15/30	593,497
1,000,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.500%, 10/1/25	982,810
937,000	H&E Equipment Services, Inc., 144a, 3.875%, 12/15/28	800,191
1,165,000	Imola Merger Corp., 144a, 4.750%, 5/15/29	1,021,092
799,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC, 144a, 4.000%, 10/15/27	709,112
782,000	Stericycle, Inc., 144a, 3.875%, 1/15/29	674,358
1,110,000	TK Elevator US Newco, Inc. (Germany), 144a, 5.250%, 7/15/27	1,021,595
1,000,000	TransDigm, Inc., 4.625%, 1/15/29	875,000
570,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	561,727
		11,205,327
	Health Care — 7.0%
592,000	AdaptHealth LLC, 144a, 4.625%, 8/1/29	454,367
293,000	AdaptHealth LLC, 144a, 5.125%, 3/1/30	226,886
330,000	AdaptHealth LLC, 144a, 6.125%, 8/1/28	284,765
300,000	Herbalife Nutrition Ltd. / HLF Financing, Inc., 144a, 7.875%, 9/1/25	285,960
265,000	HLF Financing Sarl LLC / Herbalife International, Inc., 144a, 4.875%, 6/1/29	188,150
777,000	Medline Borrower LP, 144a, 3.875%, 4/1/29	656,938
412,000	Medline Borrower LP, 144a, 5.250%, 10/1/29	356,114
1,123,000	MEDNAX, Inc., 144a, 5.375%, 2/15/30†	989,037
557,000	ModivCare, Inc., 144a, 5.875%, 11/15/25	529,462
1,224,000	Molina Healthcare, Inc., 144a, 3.875%, 5/15/32	981,653
1,084,000	Tenet Healthcare Corp., 6.125%, 10/1/28	1,017,605
729,000	Teva Pharmaceutical Finance Netherlands III BV (Israel), 3.150%, 10/1/26	649,575
452,000	Teva Pharmaceutical Finance Netherlands III BV (Israel), 4.750%, 5/9/27	413,182
		7,033,694
	Information Technology — 4.4%
1,037,000	Amkor Technology, Inc., 144a, 6.625%, 9/15/27	1,022,845
1,133,000	Consensus Cloud Solutions, Inc., 144a, 6.000%, 10/15/26	1,042,868
448,000	Open Text Corp. (Canada), 144a, 3.875%, 12/1/29	368,264
560,000	Open Text Corp. (Canada), 144a, 3.875%, 2/15/28	489,079
738,000	Seagate HDD Cayman, 144a, 8.250%, 12/15/29	757,762
873,000	Ziff Davis, Inc., 144a, 4.625%, 10/15/30	738,900
		4,419,718
	Real Estate — 4.4%
1,202,000	CTR Partnership LP / CareTrust Capital Corp. REIT, 144a, 3.875%, 6/30/28	1,027,781
1,039,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 6.000%, 4/15/25	1,010,992
132,000	Iron Mountain, Inc. REIT, 144a, 4.500%, 2/15/31	108,897
674,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/29	590,665
112,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 3/15/28	103,551
660,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	576,749
1,078,000	RHP Hotel Properties LP / RHP Finance Corp. REIT, 4.750%, 10/15/27	980,980
		4,399,615
Principal Amount		Market Value

	Materials — 4.2%
$ 998,000	Celanese US Holdings LLC, 6.379%, 7/15/32	$ 961,528
938,000	Clearwater Paper Corp., 144a, 4.750%, 8/15/28	801,746
1,041,000	INEOS Finance PLC (Luxembourg), 144a, 6.750%, 5/15/28	974,097
443,000	Kaiser Aluminum Corp., 144a, 4.500%, 6/1/31	350,903
243,000	Kaiser Aluminum Corp., 144a, 4.625%, 3/1/28	212,132
976,000	Mineral Resources Ltd. (Australia), 144a, 8.000%, 11/1/27	957,700
		4,258,106
	Consumer Staples — 4.0%
1,229,000	AHP Health Partners, Inc., 144a, 5.750%, 7/15/29	1,032,360
699,000	Gap, Inc. (The), 144a, 3.875%, 10/1/31	491,114
1,166,000	Primo Water Holdings, Inc. (Canada), 144a, 4.375%, 4/30/29	996,930
684,000	QVC, Inc., 4.375%, 9/1/28	359,634
448,000	QVC, Inc., 4.750%, 2/15/27	275,710
955,000	Turning Point Brands, Inc., 144a, 5.625%, 2/15/26	888,055
		4,043,803
	Utilities — 3.1%
1,033,000	Edison International, Ser B, 5.000%(C)	882,856
1,283,000	South Jersey Industries, Inc., 5.020%, 4/15/31	971,150
1,253,000	Talen Energy Supply LLC, 144a, 8.625%, 6/1/30	1,284,452
		3,138,458
	Total Corporate Bonds	$96,204,829
	U.S. Treasury Obligations — 1.9%
1,000,000	U.S. Treasury Note, 3.500%, 2/15/33	917,656
1,000,000	U.S. Treasury Note, 4.000%, 2/29/28	974,336
	Total U.S. Treasury Obligations	$1,891,992
	Asset-Backed Securities — 0.9%
1,000,000	OHA Credit Partners XII Ltd., Ser 2015-12A, Class DR, 144a, (TSFR3M + 3.162%), 8.507%, 7/23/30(B)	965,411
Shares
	Short-Term Investment Funds — 3.6%
2,339,216	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	2,339,216
1,262,665	Invesco Government & Agency Portfolio, Institutional Class, 5.26%∞Ω**	1,262,665
	Total Short-Term Investment Funds	$3,601,881
	Total Investment Securities—102.0% (Cost $110,652,883)	$102,664,113
	Liabilities in Excess of Other Assets — (2.0%)	(1,990,235)
	Net Assets — 100.0%	$100,673,878
(A)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amounts.
(B)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2023.
(C)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2023 was $1,226,467.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.

Touchstone High Yield Fund (Continued)
Portfolio Abbreviations:
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, these securities were valued at $75,702,794 or 75.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$96,204,829	$—	$96,204,829
U.S. Treasury Obligations	—	1,891,992	—	1,891,992
Asset-Backed Securities	—	965,411	—	965,411
Short-Term Investment Funds	3,601,881	—	—	3,601,881
Total	$3,601,881	$99,062,232	$—	$102,664,113
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Impact Bond Fund – September 30, 2023
Principal Amount		Market Value
	Corporate Bonds — 30.4%
	Financials — 9.8%
$ 3,000,000	American Express Co., 4.050%, 5/3/29	$ 2,795,996
3,000,000	Bank of America Corp., 6.204%, 11/10/28	3,014,001
1,222,415	Fishers Lane Associates LLC, 144a, 3.666%, 8/5/30	1,145,289
710,000	Fishers Lane Associates LLC, 144a, 5.477%, 8/5/40	658,715
2,599,000	Globe Life, Inc., 4.550%, 9/15/28	2,463,746
2,400,000	KeyBank NA, 4.150%, 8/8/25	2,259,991
1,509,000	KeyCorp, 2.550%, 10/1/29	1,177,596
1,500,000	Metropolitan Life Global Funding I, 144a, 3.050%, 6/17/29	1,312,092
2,000,000	Metropolitan Life Global Funding I, 144a, 4.300%, 8/25/29	1,870,637
2,386,000	National Rural Utilities Cooperative Finance Corp., 3.400%, 11/15/23	2,379,781
1,500,000	Nationwide Mutual Insurance Co., 144a, 4.350%, 4/30/50	1,070,260
1,819,000	Nationwide Mutual Insurance Co., 144a, 9.375%, 8/15/39	2,197,979
1,300,000	New York Life Global Funding, 144a, 1.450%, 1/14/25	1,231,925
1,000,000	Northwestern Mutual Global Funding, 144a, 0.600%, 3/25/24	976,286
2,350,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.625%, 9/30/59	1,496,706
3,605,000	Pacific Life Global Funding II, 144a, 1.375%, 4/14/26	3,227,573
3,500,000	PNC Bank NA, 2.700%, 10/22/29	2,848,671
1,500,000	Progressive Corp. (The), 4.200%, 3/15/48	1,181,794
1,104,000	Protective Life Corp., 8.450%, 10/15/39	1,258,401
3,500,000	Protective Life Global Funding, 144a, 1.170%, 7/15/25	3,207,434
670,000	Reliance Standard Life Global Funding II, 144a, 5.243%, 2/2/26	651,713
2,610,000	Reliance Standard Life Global Funding II, 144a, 2.750%, 1/21/27	2,304,901
1,700,000	SBA Tower Trust REIT, 144a, 1.884%, 1/15/26	1,537,226
1,500,000	SBA Tower Trust REIT, 144a, 2.836%, 1/15/25	1,435,801
2,802,000	Teachers Insurance & Annuity Association of America, 144a, 4.900%, 9/15/44	2,356,662
1,100,000	Unum Group, 7.190%, 2/1/28	1,119,019
844,000	Unum Group, 7.250%, 3/15/28	867,954
1,405,000	US Bancorp, 5.727%, 10/21/26	1,393,426
2,000,000	USB Capital IX, (TSFR3M + 1.282%), 6.590%(A)(B)	1,478,224
		50,919,799
	Utilities — 8.4%
3,600,000	American Water Capital Corp., 2.950%, 9/1/27	3,290,225
3,000,000	Atmos Energy Kansas Securitization I LLC, 5.155%, 3/1/33	2,896,068
3,250,000	Avista Corp., 4.350%, 6/1/48	2,488,168
1,500,000	Brazos Securitization LLC, 144a, 5.243%, 9/1/40	1,424,637
1,623,000	California Water Service Co., 5.500%, 12/1/40	1,488,734
3,270,000	Cleco Securitization I LLC, Ser A-2, 4.646%, 9/1/42	2,882,481
2,008,000	Commonwealth Edison Co., 5.900%, 3/15/36	2,009,310
2,163,000	Dominion Energy South Carolina, Inc., 4.600%, 6/15/43	1,800,613
1,900,000	Duke Energy Florida Project Finance LLC, Ser 2032, 2.858%, 3/1/33	1,554,484
2,328,000	Duke Energy Progress LLC, 6.300%, 4/1/38	2,357,413
2,532,000	Entergy Louisiana LLC, 4.440%, 1/15/26	2,479,798
3,000,000	Essential Utilities, Inc., 4.276%, 5/1/49	2,198,140
1,642,000	Georgia Power Co., 4.750%, 9/1/40	1,394,024
3,828,000	Idaho Power Co., MTN, 5.500%, 3/15/53	3,536,012
3,415,000	Kentucky Utilities Co., 5.125%, 11/1/40	3,030,008
2,000,000	NextEra Energy Capital Holdings, Inc., (TSFR3M + 2.329%), 7.724%, 10/1/66(B)	1,795,599
Principal Amount		Market Value

	Utilities — (Continued)
$ 2,080,000	PG&E Wildfire Recovery Funding LLC, Ser A-5, 5.099%, 6/1/52	$ 1,861,684
3,490,000	SCE Recovery Funding LLC, Ser A-2, 2.943%, 11/15/42	2,624,693
1,110,000	Sierra Pacific Power Co., 2.600%, 5/1/26	1,032,545
1,815,747	Southaven Combined Cycle Generation LLC, 3.846%, 8/15/33	1,627,467
		43,772,103
	Industrials — 4.4%
678,122	BNSF Railway Co. Pass-Through Trust, 144a, 3.442%, 6/16/28	628,176
2,355,000	Burlington Northern Santa Fe LLC, 6.700%, 8/1/28	2,496,418
1,625,000	Canadian Pacific Railway Co. (Canada), 3.125%, 6/1/26	1,525,576
1,500,000	CSX Corp., 6.150%, 5/1/37	1,539,696
2,000,000	FedEx Corp., 4.250%, 5/15/30	1,848,169
2,044,383	FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 2/20/34	1,649,242
1,075,000	GATX Corp., 1.900%, 6/1/31	793,142
2,823,000	GATX Corp., 3.250%, 3/30/25	2,701,883
2,750,000	Republic Services, Inc., 2.300%, 3/1/30	2,262,104
576,000	TOTE Maritime Alaska LLC, 6.365%, 4/15/28	576,843
2,258,000	Tote Shipholdings LLC, 3.400%, 10/16/40	1,992,777
1,960,000	Union Pacific Corp., 2.891%, 4/6/36	1,484,850
413,363	Union Pacific Railroad Co. 2006 Pass Through Trust, 5.866%, 7/2/30	411,060
1,152,282	Union Pacific Railroad Co. 2014-1 Pass Through Trust, 3.227%, 5/14/26	1,088,115
2,225,000	Waste Management, Inc., 3.900%, 3/1/35	1,889,105
		22,887,156
	Consumer Discretionary — 2.5%
3,486,460	American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 10/15/28	3,120,009
533,415	Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 10/29/24	520,663
5,000,000	Delta Air Lines 2019-1 Class AA Pass Through Trust, 3.204%, 4/25/24	4,917,818
1,785,000	PulteGroup, Inc., 7.875%, 6/15/32	1,975,727
2,570,000	Smithsonian Institution, 2.645%, 9/1/39	1,786,525
556,059	United Airlines, Inc. Pass-Through Trust, 2.875%, 10/7/28	490,035
		12,810,777
	Health Care — 2.3%
3,500,000	Banner Health, 2.480%, 1/1/32	2,766,993
1,129,584	CVS Pass Through Trust Series 2013, 144a, 4.704%, 1/10/36	1,014,226
1,954,804	CVS Pass-Through Trust, 6.036%, 12/10/28	1,934,406
3,405,000	HCA, Inc., 5.250%, 4/15/25	3,363,118
3,955,000	Piedmont Healthcare, Inc., 2.044%, 1/1/32	3,020,845
		12,099,588
	Real Estate — 0.9%
2,500,000	American Tower Corp. REIT, 3.125%, 1/15/27	2,286,346
2,000,000	Crown Castle International Corp. REIT, 4.300%, 2/15/29	1,847,111
805,000	SBA Tower Trust REIT, 144a, 1.631%, 11/15/26	696,340
		4,829,797
	Communication Services — 0.8%
1,500,000	AT&T, Inc., 4.850%, 7/15/45	1,198,688
1,000,000	AT&T, Inc., 6.250%, 3/29/41	951,689
1,200,000	Verizon Communications, Inc., 2.100%, 3/22/28	1,030,982
1,185,000	Verizon Communications, Inc., 4.862%, 8/21/46	985,330
		4,166,689

Touchstone Impact Bond Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 30.4% (Continued)
	Consumer Staples — 0.7%
$ 1,000,000	Kroger Co. (The), 4.500%, 1/15/29	$ 950,278
1,265,000	Kroger Co. (The), Ser B, 7.700%, 6/1/29	1,386,668
1,600,000	United Rentals North America, Inc., 4.875%, 1/15/28	1,497,916
		3,834,862
	Information Technology — 0.3%
1,900,000	Lam Research Corp., 1.900%, 6/15/30	1,526,280
	Energy — 0.3%
1,405,000	Texas Eastern Transmission LP, 7.000%, 7/15/32	1,504,033
	Total Corporate Bonds	$158,351,084
	U.S. Government Agency Obligations — 19.5%
1,956,000	Canal Barge Co., Inc., 4.500%, 11/12/34	1,851,549
302,335	Export-Import Bank of the United States, 1.581%, 11/16/24	294,381
275,000	Petroleos Mexicanos (Mexico), 2.290%, 2/15/24	270,899
1,251,842	Reliance Industries Ltd. (India), 1.870%, 1/15/26	1,179,442
794,044	SBA Small Business Investment Cos, Ser 2017-10A, Class 1, 2.845%, 3/10/27	736,538
1,414,990	SBA Small Business Investment Cos, Ser 2017-10B, Class 1, 2.518%, 9/10/27	1,293,249
8,088	Small Business Administration Participation Certificates, Ser 2004-20D, Class 1, 4.770%, 4/1/24	8,030
22,517	Small Business Administration Participation Certificates, Ser 2004-20K, Class 1, 4.880%, 11/1/24	22,188
22,646	Small Business Administration Participation Certificates, Ser 2005-20H, Class 1, 5.110%, 8/1/25	22,264
122,407	Small Business Administration Participation Certificates, Ser 2006-20H, Class 1, 5.700%, 8/1/26	120,421
60,779	Small Business Administration Participation Certificates, Ser 2006-20K, Class 1, 5.360%, 11/1/26	59,724
103,141	Small Business Administration Participation Certificates, Ser 2006-20L, Class 1, 5.120%, 12/1/26	101,317
97,451	Small Business Administration Participation Certificates, Ser 2007-20A, Class 1, 5.320%, 1/1/27	95,621
168,962	Small Business Administration Participation Certificates, Ser 2007-20E, Class 1, 5.310%, 5/1/27	164,685
310,430	Small Business Administration Participation Certificates, Ser 2007-20F, Class 1, 5.710%, 6/1/27	306,969
321,512	Small Business Administration Participation Certificates, Ser 2007-20L, Class 1, 5.290%, 12/1/27	314,845
120,397	Small Business Administration Participation Certificates, Ser 2008-20A, Class 1, 5.170%, 1/1/28	117,070
148,363	Small Business Administration Participation Certificates, Ser 2008-20K, Class 1, 6.770%, 11/1/28	149,154
286,864	Small Business Administration Participation Certificates, Ser 2009-20C, Class 1, 4.660%, 3/1/29	278,229
163,491	Small Business Administration Participation Certificates, Ser 2009-20D, Class 1, 4.310%, 4/1/29	158,238
355,928	Small Business Administration Participation Certificates, Ser 2009-20E, Class 1, 4.430%, 5/1/29	341,306
155,669	Small Business Administration Participation Certificates, Ser 2009-20F, Class 1, 4.950%, 6/1/29	151,788
408,637	Small Business Administration Participation Certificates, Ser 2009-20J, Class 1, 3.920%, 10/1/29	389,940
639,727	Small Business Administration Participation Certificates, Ser 2010-20F, Class 1, 3.880%, 6/1/30	613,641
Principal Amount		Market Value
	U.S. Government Agency Obligations — 19.5% (Continued)
$ 1,282,641	Small Business Administration Participation Certificates, Ser 2010-20I, Class 1, 3.210%, 9/1/30	$ 1,198,811
3,133,630	Small Business Administration Participation Certificates, Ser 2013-20C, Class 1, 2.220%, 3/1/33	2,769,270
2,417,173	Small Business Administration Participation Certificates, Ser 2013-20E, Class 1, 2.070%, 5/1/33	2,139,803
1,230,483	Small Business Administration Participation Certificates, Ser 2013-20G, Class 1, 3.150%, 7/1/33	1,131,542
1,712,037	Small Business Administration Participation Certificates, Ser 2014-20H, Class 1, 2.880%, 8/1/34	1,542,435
2,543,082	Small Business Administration Participation Certificates, Ser 2014-20I, Class 1, 2.920%, 9/1/34	2,293,055
2,301,033	Small Business Administration Participation Certificates, Ser 2014-20K, Class 1, 2.800%, 11/1/34	2,074,676
1,523,908	Small Business Administration Participation Certificates, Ser 2015-20I, Class 1, 2.820%, 9/1/35	1,359,301
1,802,213	Small Business Administration Participation Certificates, Ser 2016-20A, Class 1, 2.780%, 1/1/36	1,610,908
2,327,583	Small Business Administration Participation Certificates, Ser 2016-20B, Class 1, 2.270%, 2/1/36	2,052,475
2,866,620	Small Business Administration Participation Certificates, Ser 2016-20F, Class 1, 2.180%, 6/1/36	2,484,574
3,261,752	Small Business Administration Participation Certificates, Ser 2017-20E, Class 1, 2.880%, 5/1/37	2,899,098
2,845,286	Small Business Administration Participation Certificates, Ser 2017-20F, Class 1, 2.810%, 6/1/37	2,516,352
3,570,659	Small Business Administration Participation Certificates, Ser 2017-20K, Class 1, 2.790%, 11/1/37	3,150,667
1,732,657	Small Business Administration Participation Certificates, Ser 2017-20L, Class 1, 2.780%, 12/1/37	1,531,631
3,933,330	Small Business Administration Participation Certificates, Ser 2018-20A, Class 1, 2.920%, 1/1/38	3,479,506
3,863,163	Small Business Administration Participation Certificates, Ser 2018-20C, Class 1, 3.200%, 3/1/38	3,468,972
2,958,874	Small Business Administration Participation Certificates, Ser 2018-20K, Class 1, 3.870%, 11/1/38	2,704,087
1,726,141	Small Business Administration Participation Certificates, Ser 2018-25D, Class 1, 3.890%, 10/1/43	1,563,741
1,881,078	Small Business Administration Participation Certificates, Ser 2019-25B, Class 1, 3.450%, 2/1/44	1,649,578
2,327,307	Small Business Administration Participation Certificates, Ser 2019-25E, Class 1, 3.070%, 5/1/44	2,014,068
3,499,821	Small Business Administration Participation Certificates, Ser 2020-25I, Class 1, 1.150%, 9/1/45	2,640,779
3,268,972	Small Business Administration Participation Certificates, Ser 2022-25C, Class 1, 2.750%, 3/1/47	2,683,443
2,154,903	Small Business Administration Participation Certificates, Ser 2022-25D, Class 1, 3.500%, 4/1/47	1,890,341
2,881,206	Small Business Administration Participation Certificates, Ser 2022-25G, Class 1, 3.930%, 7/1/47	2,597,894
3,871,315	Small Business Administration Participation Certificates, Ser 2022-25H, Class 1, 3.800%, 8/1/47	3,453,430
9,388,258	Small Business Administration Participation Certificates, Ser 2022-25I, Class 1, 4.260%, 9/1/47	8,620,404
4,952,552	Small Business Administration Participation Certificates, Ser 2023-10A, Class 1, 5.168%, 3/10/33	4,839,190
1,970,854	Small Business Administration Participation Certificates, Ser 2023-25C, Class 1, 4.930%, 3/1/48	1,892,729

Touchstone Impact Bond Fund (Continued)
Principal Amount		Market Value
	U.S. Government Agency Obligations — 19.5% (Continued)
$ 6,000,000	Small Business Administration Participation Certificates, Ser 2023-25F, Class 1, 4.930%, 6/1/48	$ 5,734,301
2,482,000	Tennessee Valley Auth., 4.650%, 6/15/35	2,382,688
2,263,987	United States International Development Finance Corp., 1.870%, 11/20/37	1,749,542
5,180,024	United States of America Executive Branch, Ser 2021-25L, Class 1, 1.850%, 12/1/46	4,058,816
1,680,669	United States Small Business Administration, Ser 2019-20A, Class 1, 3.370%, 1/1/39	1,504,415
2,884,000	Vessel Management Services, Inc., 5.125%, 4/16/35	2,804,718
	Total U.S. Government Agency Obligations	$101,528,728
	U.S. Government Mortgage-Backed Obligations — 13.0%
1,167,752	FHLMC, Pool #SD8186, 3.500%, 11/1/51	1,008,497
5,708,820	FHLMC, Pool #SD8257, 4.500%, 10/1/52	5,246,891
501,267	FHLMC, Pool #W30008, 7.645%, 5/1/25	500,904
3,358,000	FHLMC, Pool #WN2314, 4.650%, 1/1/33	3,060,406
536,421	FNMA, Pool #888829, 5.888%, 6/1/37(B)(C)	534,301
455,321	FNMA, Pool #AH8854, 4.500%, 4/1/41	429,766
4,000,000	FNMA, Pool #AM9682, 3.810%, 8/1/45	3,191,485
2,826,260	FNMA, Pool #AN0897, 3.440%, 2/1/32	2,508,186
1,546,387	FNMA, Pool #AN6828, 3.060%, 9/1/32	1,412,207
3,000,000	FNMA, Pool #AN8089, 3.330%, 1/1/38	2,240,612
1,361,588	FNMA, Pool #AS8650, 3.000%, 1/1/47	1,150,813
164,181	FNMA, Pool #AT0924, 2.000%, 3/1/28	147,114
482,293	FNMA, Pool #BC0153, 4.000%, 1/1/46	439,120
3,860,363	FNMA, Pool #BL3622, 2.600%, 8/1/26	3,550,868
3,450,876	FNMA, Pool #BS5630, 3.790%, 11/1/32	3,098,608
3,178,509	FNMA, Pool #CB0455, 2.500%, 5/1/51	2,535,954
1,477,265	FNMA, Pool #FM3442, 3.000%, 6/1/50	1,233,689
7,495,532	FNMA, Pool #FS1887, 3.000%, 5/1/47	6,254,802
3,911,136	FNMA, Pool #MA4269, 2.500%, 2/1/41	3,256,612
1,402,018	FNMA, Pool #MA4416, 3.500%, 9/1/51	1,210,255
4,698,297	FNMA, Pool #MA4654, 3.500%, 7/1/52	4,050,990
4,911,016	FNMA, Pool #MA4709, 5.000%, 7/1/52	4,639,144
6,004,680	FNMA, Pool #MA4783, 4.000%, 10/1/52	5,355,818
5,882,333	FNMA, Pool #MA4784, 4.500%, 10/1/52	5,406,517
5,343,560	FNMA, Pool #MA5073, 6.000%, 7/1/53	5,278,142
	Total U.S. Government Mortgage-Backed Obligations	$67,741,701
	Agency Collateralized Mortgage Obligations — 9.8%
2,296,578	Fannie Mae-Aces, Ser 2017-M15, Class ATS2, 3.205%, 11/25/27(B)(C)	2,121,907
3,325,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1511, Class A3, 3.542%, 3/25/34	2,857,249
2,732,000	FHLMC Multifamily Structured Pass Through Certificates, Ser KSG1, Class A2, 1.503%, 9/25/30	2,152,390
1,650,000	FHLMC Multifamily Structured Pass Through Certificates, Ser KSG2, Class A2, 2.091%, 11/25/31(B)(C)	1,305,745
2,150,834	FHLMC Multifamily Structured Pass Through Certificates, Ser KW03, Class A1, 2.617%, 12/25/26	2,089,057
3,060,000	FHLMC Multifamily Structured Pass-Through Certificates, Ser K-1513, Class A3, 2.797%, 8/25/34	2,419,528
1,930,000	FREMF Mortgage Trust, Ser 2014-K38, Class B, 144a, 4.375%, 6/25/47(B)(C)	1,901,045
2,515,000	FREMF Mortgage Trust, Ser 2014-K40, Class B, 144a, 4.188%, 11/25/47(B)(C)	2,454,976
2,000,000	FREMF Mortgage Trust, Ser 2014-K41, Class B, 144a, 3.965%, 11/25/47(B)(C)	1,943,311
2,600,000	FREMF Mortgage Trust, Ser 2015-K49, Class B, 144a, 3.849%, 10/25/48(B)(C)	2,484,510
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 9.8% (Continued)
$ 2,450,000	FREMF Mortgage Trust, Ser 2017-K61, Class B, 144a, 3.821%, 12/25/49(B)(C)	$ 2,279,079
750,000	FREMF Mortgage Trust, Ser 2018-K74, Class B, 144a, 4.230%, 2/25/51(B)(C)	692,035
727,358	FRESB Mortgage Trust, Ser 2015-SB9, Class A5, (SOFR30A + 0.814%), 6.126%, 11/25/35(B)	723,685
122,753	FRESB Mortgage Trust, Ser 2016-SB17, Class A5H, (SOFR30A + 0.814%), 6.126%, 5/25/36(B)	122,176
406,460	FRESB Mortgage Trust, Ser 2017-SB27, Class A10F, 3.090%, 1/25/27(B)(C)	387,457
1,491,152	FRESB Mortgage Trust, Ser 2018-SB46, Class A10F, 3.300%, 12/25/27(B)(C)	1,381,817
2,249,843	FRESB Mortgage Trust, Ser 2018-SB54, Class A10F, 3.520%, 5/25/28(B)(C)	2,094,749
2,796,351	FRESB Mortgage Trust, Ser 2018-SB55, Class A10F, 3.770%, 9/25/28(B)(C)	2,587,400
1,272,140	GNMA, Pool #785631, 4.637%, 5/20/67(B)(C)	1,244,816
470,412	GNMA, Ser 2012-46, Class C, 3.176%, 5/16/50(B)(C)	454,819
862,439	GNMA, Ser 2013-121, Class AB, 2.950%, 8/16/44(B)(C)	778,808
167,728	GNMA, Ser 2013-40, Class AC, 1.584%, 1/16/46	158,963
18,945	GNMA, Ser 2013-59, Class A, 1.750%, 7/16/45	17,186
2,540,000	GNMA, Ser 2015-32, Class HG, 3.000%, 9/16/49(B)(C)	1,921,457
391,462	GNMA, Ser 2015-37, Class AD, 2.600%, 11/16/55	358,751
1,507,377	GNMA, Ser 2015-73, Class B, 2.700%, 10/16/55(B)(C)	1,314,953
855,638	GNMA, Ser 2017-46, Class AB, 2.600%, 1/16/52	699,710
942,434	GNMA, Ser 2017-H11, Class FV, (TSFR1M + 0.614%), 5.932%, 5/20/67(B)	936,183
989,079	GNMA, Ser 2019-H15, Class GA, 2.250%, 8/20/69	934,292
3,817,250	GNMA, Ser 2020-113, Class AF, 2.000%, 10/1/62	2,562,368
4,830,095	GNMA, Ser 2020-118, Class AB, 2.250%, 4/16/62	3,726,202
2,220,983	GNMA, Ser 2021-21, Class AF, 1.750%, 6/16/63	1,470,369
3,615,724	GNMA, Ser 2021-22, Class AD, 1.350%, 10/16/62	2,562,490
	Total Agency Collateralized Mortgage Obligations	$51,139,483
	Municipal Bonds — 8.3%
	California — 3.8%
1,000,000	California Health Facilities Financing Authority, 2.704%, 6/1/30	856,515
2,000,000	California Health Facilities Financing Authority, 2.229%, 6/1/32	1,564,293
875,000	California Health Facilities Financing Authority, 4.140%, 6/1/34	779,252
1,565,000	California Municipal Finance Authority, Revenue, 2.519%, 10/1/35	1,064,537
1,465,000	City of San Francisco Public Utilities Commission Water Revenue, Build America Bonds, 6.950%, 11/1/50	1,663,296
2,345,000	East Bay Municipal Utility District Water System Revenue, Build America Bonds Sub, 5.874%, 6/1/40	2,394,754
2,270,000	Los Angeles Department of Water & Power Water System Revenue, Revenue, Build America Bonds, 6.008%, 7/1/39	2,315,458
3,500,000	Los Angeles Unified School District, Build America Bonds Ser RY, UTGO, 6.758%, 7/1/34	3,782,667
2,675,000	State of California, Build America Bonds, UTGO, 7.300%, 10/1/39	3,032,430
1,975,000	Tuolumne Wind Project Auth., Build America Bonds, Revenue, 6.918%, 1/1/34	2,121,113
		19,574,315
	Texas — 1.0%
1,770,000	Dallas Area Rapid Transit, Revenue, Build America Bonds, 5.999%, 12/1/44	1,821,890

Touchstone Impact Bond Fund (Continued)
Principal Amount		Market Value
	Municipal Bonds — 8.3% (Continued)
	Texas — (Continued)
$ 2,640,000	Texas State Transportation Commission Highway Authority, Build America Bonds, 5.178%, 4/1/30	$ 2,608,178
1,281,000	Travis County Housing Finance Corp, Revenue, 2.550%, 7/1/42	795,981
		5,226,049
	Indiana — 0.6%
2,750,000	Indianapolis Local Public Improvement Bond Bank, Build America Bonds, 6.116%, 1/15/40	2,816,982
	Oklahoma — 0.5%
3,000,000	Oklahoma Development Finance Auth., Revenue, 5.087%, 2/1/52	2,792,217
	Virginia — 0.5%
1,039,451	Virginia Housing Development Authority, 2.950%, 10/25/49	871,863
2,547,722	Virginia Housing Development Authority, 2.125%, 7/25/51	1,816,535
		2,688,398
	Minnesota — 0.5%
3,441,948	Minnesota Housing Finance Agency, Revenue, 1.580%, 2/1/51	2,649,033
	New York — 0.4%
1,135,000	Port Authority of New York & New Jersey, 4.960%, 8/1/46	1,004,195
1,400,000	Port Authority of New York and New Jersey, Cons One Hundred Sixty-Eight, 4.926%, 10/1/51	1,267,956
		2,272,151
	Nevada — 0.3%
1,830,912	Nevada Housing Division, Revenue, 1.900%, 11/1/44	1,609,743
	Washington — 0.3%
1,600,000	State of Washington, Build America Bonds, UTGO, 5.481%, 8/1/39	1,578,528
	Ohio — 0.3%
1,518,000	Ohio State HFA, Revenue, 2.650%, 11/1/41	1,239,410
	Louisiana — 0.1%
625,596	Louisiana Housing Corp., 2.875%, 11/1/38	543,030
	Total Municipal Bonds	$42,989,856
	Asset-Backed Securities — 7.9%
1,969,664	321 Henderson Receivables I LLC, Ser 2012-1A, Class A, 144a, 4.210%, 2/16/65	1,730,167
987,812	321 Henderson Receivables I LLC, Ser 2012-2A, Class A, 144a, 3.840%, 10/15/59	842,383
2,932,885	321 Henderson Receivables I LLC, Ser 2015-2A, Class A, 144a, 3.870%, 3/15/58	2,470,674
2,301,457	CF Hippolyta Issuer LLC, Ser 2021-1A, Class A1, 144a, 1.530%, 3/15/61	2,020,786
2,587,788	JG Wentworth XLII LLC, Ser 2018-2A, Class A, 144a, 3.960%, 10/15/75	2,187,072
1,570,894	JGWPT XXVII LLC, Ser 2012-3A, Class A, 144a, 3.220%, 9/15/65	1,319,281
1,395,257	JGWPT XXXI LLC, Ser 2014-1A, Class A, 144a, 3.960%, 3/15/63	1,198,132
1,129,626	JGWPT XXXIV LLC, Ser 2015-1A, Class A, 144a, 3.260%, 9/15/72	908,719
4,445,000	Louisiana Local Government Environmental Fac. & Community Development Auth, Ser 2022-ELL, Class A2, 4.145%, 2/1/33	4,169,546
925,819	Oklahoma Development Finance Authority, Ser 2022-ONG, Class A1, 3.877%, 5/1/37	871,582
Principal Amount		Market Value
	Asset-Backed Securities — 7.9% (Continued)
$ 3,974,271	Small Business Administration Participation Certificates, Ser 2021-10B, Class 1, 1.304%, 9/10/31	$ 3,181,077
4,957,390	Small Business Administration Participation Certificates, Ser 2021-25I, Class 1, 1.560%, 9/1/46	3,815,936
2,500,000	Small Business Administration Participation Certificates, Ser 2023-10B, Class 1, 5.688%, 9/10/33	2,502,458
2,500,000	Small Business Administration Participation Certificates, Ser 2023-25G, Class 1, 5.180%, 7/1/48	2,427,568
3,000,000	Small Business Administration Participation Certificates, Ser 2023-25H, Class 1, 5.150%, 8/1/48	2,912,099
3,172,000	Tesla Auto Lease Trust, Ser 2021-B, Class A3, 144a, 0.600%, 9/22/25	3,092,809
290,000	Tesla Auto Lease Trust, Ser 2021-B, Class A4, 144a, 0.630%, 9/22/25	280,234
2,550,000	Tesla Auto Lease Trust, Ser 2023-A, Class A2, 144a, 5.860%, 8/20/25	2,546,262
2,751,000	T-Mobile US Trust, Ser 2022-1A, Class A, 144a, 4.910%, 5/22/28	2,713,269
	Total Asset-Backed Securities	$41,190,054
	U.S. Treasury Obligations — 6.3%
5,200,000	U.S. Treasury Bond, 1.375%, 11/15/40	3,073,688
9,300,000	U.S. Treasury Bond, 1.875%, 2/15/51	5,202,551
16,639,900	U.S. Treasury Bond, 2.875%, 5/15/52	11,783,779
5,000,000	U.S. Treasury Note, 3.500%, 2/15/33	4,588,281
2,050,000	U.S. Treasury Note, 4.125%, 11/15/32	1,977,449
10,429,000	U.S. Treasury Strip, Principal, 5/15/43(D)	3,971,999
5,379,000	U.S. Treasury Strip, Principal, 5/15/45(D)	1,861,439
	Total U.S. Treasury Obligations	$32,459,186
	Commercial Mortgage-Backed Securities — 3.5%
19,015	CD Mortgage Trust, Ser 2006-CD3, Class AJ, 5.688%, 10/15/48	16,505
2,979,161	Citigroup Commercial Mortgage Trust, Ser 2020-555, Class A, 144a, 2.647%, 12/10/41	2,342,192
2,300,000	COMM Mortgage Trust, Ser 2020-SBX, Class A, 144a, 1.670%, 1/10/38	1,990,805
2,440,000	DOLP Trust, Ser 2021-NYC, Class A, 144a, 2.956%, 5/10/41	1,856,782
2,000,000	FREMF Mortgage Trust, Ser 2015-K45, Class B, 144a, 3.733%, 4/25/48(B)(C)	1,920,748
500,000	FREMF Mortgage Trust, Ser 2015-K48, Class B, 144a, 3.771%, 8/25/48(B)(C)	476,874
2,500,000	FREMF Mortgage Trust, Ser 2015-K50, Class B, 144a, 3.909%, 10/25/48(B)(C)	2,383,688
245,000	FREMF Mortgage Trust, Ser 2015-K51, Class B, 144a, 4.086%, 10/25/48(B)(C)	234,276
425,000	FREMF Mortgage Trust, Ser 2016-K52, Class B, 144a, 4.065%, 1/25/49(B)(C)	404,409
1,450,000	FREMF Mortgage Trust, Ser 2017-K65, Class B, 144a, 4.219%, 7/25/50(B)(C)	1,357,036
2,545,523	Logistics 1 MI TN VA Senior Notes CTL Pass-Through Trust, 144a, 2.654%, 10/10/42	1,925,796
2,550,000	MKT Mortgage Trust, Ser 2020-525M, Class A, 144a, 2.694%, 2/12/40	1,834,384
2,125,000	SLG Office Trust, Ser 2021-OVA, Class A, 144a, 2.585%, 7/15/41	1,657,699
	Total Commercial Mortgage-Backed Securities	$18,401,194
	Non-Agency Collateralized Mortgage Obligations — 0.1%
433,885	Virginia Housing Development Authority, Ser 2013-B, Class A, 2.750%, 4/25/42	365,011

Touchstone Impact Bond Fund (Continued)
Shares		MarketValue
	Short-Term Investment Fund — 0.3%
1,551,330	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	$ 1,551,330
	Total Investment Securities—99.1% (Cost $595,014,953)	$515,717,627
	Other Assets in Excess of Liabilities — 0.9%	4,554,620
	Net Assets — 100.0%	$520,272,247
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2023.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Strip Security- Separate trading of Registered Interest and Principal. Holders of a principal strip security are entitled to the portion of the payment representing principal only.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddie Mac Multifamily Securitization
FRESB – Freddie Mac Multifamily Securitization Small Balance Loan
GNMA – Government National Mortgage Association
HFA – Housing Finance Authority/Agency
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
REIT – Real Estate Investment Trust
SOFR30A – Secured Overnight Financing Rate 30 Day Average
TSFR1M – One Month Term Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
UTGO – Unlimited Tax General Obligation
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, these securities were valued at $81,894,011 or 15.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$158,351,084	$—	$158,351,084
U.S. Government Agency Obligations	—	101,528,728	—	101,528,728
U.S. Government Mortgage-Backed Obligations	—	67,741,701	—	67,741,701
Agency Collateralized Mortgage Obligations	—	51,139,483	—	51,139,483
Municipal Bonds	—	42,989,856	—	42,989,856
Asset-Backed Securities	—	41,190,054	—	41,190,054
U.S. Treasury Obligations	—	32,459,186	—	32,459,186
Commercial Mortgage-Backed Securities	—	18,401,194	—	18,401,194
Non-Agency Collateralized Mortgage Obligations	—	365,011	—	365,011
Short-Term Investment Fund	1,551,330	—	—	1,551,330
Total	$1,551,330	$514,166,297	$—	$515,717,627
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Mid Cap Fund – September 30, 2023
Shares		Market Value
	Common Stocks — 97.2%
	Industrials — 30.1%
3,027,079	AerCap Holdings N.V. (Ireland)*	$ 189,707,041
2,251,469	Allison Transmission Holdings, Inc.	132,971,759
1,757,422	Armstrong World Industries, Inc.	126,534,384
6,200,697	Copart, Inc. *	267,188,034
480,962	Lennox International, Inc.	180,091,411
495,616	Old Dominion Freight Line, Inc.	202,776,330
1,976,708	Otis Worldwide Corp.	158,749,419
682,456	UniFirst Corp.	111,247,153
		1,369,265,531
	Consumer Staples — 13.0%
2,081,379	BellRing Brands, Inc.*	85,815,256
1,282,740	Brown-Forman Corp. - Class B	74,001,271
1,178,070	Dollar Tree, Inc.*	125,405,551
1,761,086	Lamb Weston Holdings, Inc.	162,830,012
1,641,761	Post Holdings, Inc.*	140,764,588
		588,816,678
	Materials — 11.8%
976,055	AptarGroup, Inc.	122,045,917
1,662,172	Ball Corp.	82,742,922
291,694	NewMarket Corp.	132,732,438
996,466	Vulcan Materials Co.	201,306,062
		538,827,339
	Financials — 10.9%
962,971	Cincinnati Financial Corp.	98,502,303
2,575,425	Fidelity National Information Services, Inc.	142,343,740
1,046,185	M&T Bank Corp.	132,290,093
2,685,852	Moelis & Co. - Class A	121,212,501
		494,348,637
	Consumer Discretionary — 10.6%
1,401,542	CarMax, Inc.*	99,131,066
1,125,211	Churchill Downs, Inc.	130,569,484
1,807,664	Hasbro, Inc.	119,558,897
369,488	Pool Corp.	131,574,677
		480,834,124
	Information Technology — 10.5%
1,400,495	Amphenol Corp. - Class A	117,627,575
2,140,518	Entegris, Inc.	201,016,045
1,588,903	Skyworks Solutions, Inc.	156,649,947
		475,293,567
Shares		Market Value

	Health Care — 7.8%
2,107,546	Perrigo Co. PLC	$ 67,336,095
793,928	STERIS PLC	174,203,682
415,543	Waters Corp.*	113,946,046
		355,485,823
	Real Estate — 2.5%
1,558,548	CBRE Group, Inc. - Class A*	115,114,355
	Total Common Stocks	$4,417,986,054
	Short-Term Investment Fund — 2.8%
127,812,719	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	127,812,719
	Total Investment Securities—100.0% (Cost $3,766,788,104)	$4,545,798,773
	Liabilities in Excess of Other Assets — (0.0%)	(1,919,701)
	Net Assets — 100.0%	$4,543,879,072
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,417,986,054	$—	$—	$4,417,986,054
Short-Term Investment Fund	127,812,719	—	—	127,812,719
Total	$4,545,798,773	$—	$—	$4,545,798,773
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Mid Cap Value Fund – September 30, 2023
Shares		Market Value
	Common Stocks — 98.1%
	Industrials — 19.4%
188,137	AerCap Holdings N.V. (Ireland)*	$ 11,790,546
103,422	Clean Harbors, Inc. *	17,308,706
87,693	Dover Corp.	12,234,050
244,349	Genpact Ltd.	8,845,434
155,062	Hexcel Corp.	10,100,739
22,559	Huntington Ingalls Industries, Inc.	4,615,120
132,962	Leidos Holdings, Inc.	12,253,778
24,047	Parker-Hannifin Corp.	9,366,787
125,320	Regal Rexnord Corp.	17,905,722
50,955	Snap-on, Inc.	12,996,582
64,214	WESCO International, Inc.	9,235,258
82,383	Westinghouse Air Brake Technologies Corp.	8,754,841
		135,407,563
	Financials — 16.3%
242,585	American International Group, Inc.	14,700,651
38,407	Ameriprise Financial, Inc.	12,662,020
876,815	Chimera Investment Corp. REIT	4,787,410
614,063	First Horizon Corp.	6,766,974
119,982	Global Payments, Inc.	13,844,723
93,261	Pinnacle Financial Partners, Inc.	6,252,217
120,321	Progressive Corp. (The)	16,760,715
123,492	Reinsurance Group of America, Inc.	17,929,804
124,471	The Allstate Corp.	13,867,314
158,234	Webster Financial Corp.	6,378,413
		113,950,241
	Consumer Staples — 11.3%
25,702	Casey's General Stores, Inc.	6,978,607
39,360	Constellation Brands, Inc. - Class A	9,892,349
253,798	Darling Ingredients, Inc.*	13,248,256
66,005	Dollar Tree, Inc.*	7,026,232
93,606	Ingredion, Inc.	9,210,830
112,135	Lamb Weston Holdings, Inc.	10,368,002
244,782	TreeHouse Foods, Inc.*	10,667,600
228,046	Tyson Foods, Inc. - Class A	11,514,042
		78,905,918
	Health Care — 9.7%
77,052	Cencora, Inc.	13,867,049
167,373	Centene Corp.*	11,528,652
196,709	Encompass Health Corp.	13,210,976
231,247	Envista Holdings Corp.*	6,447,166
61,649	Laboratory Corp. of America Holdings	12,394,532
89,121	Zimmer Biomet Holdings, Inc.	10,001,159
		67,449,534
	Utilities — 8.7%
460,779	CenterPoint Energy, Inc.	12,371,916
108,501	DTE Energy Co.	10,771,979
104,844	Entergy Corp.	9,698,070
138,609	Evergy, Inc.	7,027,476
420,554	NiSource, Inc.	10,379,273
132,389	WEC Energy Group, Inc.	10,663,934
		60,912,648
	Consumer Discretionary — 8.3%
43,624	Advance Auto Parts, Inc.	2,439,890
255,508	BorgWarner, Inc.	10,314,858
69,855	Carter's, Inc.	4,830,473
114,715	Columbia Sportswear Co.	8,500,382
163,815	Hasbro, Inc.	10,834,724
Shares		Market Value

	Consumer Discretionary — (Continued)
255,508	LKQ Corp.	$ 12,650,201
258,644	Valvoline, Inc.	8,338,683
		57,909,211
	Information Technology — 7.1%
118,855	Akamai Technologies, Inc.*	12,662,812
70,464	F5 Networks, Inc.*	11,354,569
54,740	Keysight Technologies, Inc.*	7,242,649
69,855	PTC, Inc.*	9,897,057
86,190	Qorvo, Inc.*	8,228,559
		49,385,646
	Energy — 6.7%
348,026	ChampionX Corp.	12,396,686
392,153	Coterra Energy, Inc.	10,607,739
548,350	Permian Resources Corp.	7,654,966
46,852	Pioneer Natural Resources	10,754,876
36,583	Valero Energy Corp.	5,184,177
		46,598,444
	Materials — 6.2%
444,340	Axalta Coating Systems Ltd. *	11,952,746
139,055	Berry Global Group, Inc.	8,608,895
99,715	FMC Corp.	6,677,914
74,613	International Flavors & Fragrances, Inc.	5,086,368
437,284	Livent Corp.*	8,050,398
49,742	Scotts Miracle-Gro Co. (The)	2,570,667
		42,946,988
	Real Estate — 4.4%
87,531	Alexandria Real Estate Equities, Inc. REIT	8,761,853
87,289	Digital Realty Trust, Inc. REIT	10,563,715
33,411	Essex Property Trust, Inc. REIT	7,086,139
264,495	Host Hotels & Resorts, Inc. REIT	4,250,434
		30,662,141
	Total Common Stocks	$684,128,334
	Exchange-Traded Fund — 0.6%
39,792	iShares Russell Mid-Cap Value ETF	4,151,897
	Short-Term Investment Fund — 1.4%
9,581,843	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	9,581,843
	Total Investment Securities—100.1% (Cost $577,538,703)	$697,862,074
	Liabilities in Excess of Other Assets — (0.1%)	(493,936)
	Net Assets — 100.0%	$697,368,138
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
ETF – Exchange-Traded Fund
REIT – Real Estate Investment Trust

Touchstone Mid Cap Value Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$684,128,334	$—	$—	$684,128,334
Exchange-Traded Fund	4,151,897	—	—	4,151,897
Short-Term Investment Fund	9,581,843	—	—	9,581,843
Total	$697,862,074	$—	$—	$697,862,074
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Sands Capital International Growth Equity Fund – September 30, 2023
Shares		Market Value
	Common Stocks — 98.1%
	Japan — 15.0%
	Health Care — 2.0%
39,100	M3, Inc.	$ 709,225
	Industrials — 5.3%
58,800	MonotaRO Co. Ltd.	626,878
50,100	Nihon M&A Center Holdings, Inc.	240,778
33,400	Recruit Holdings Co. Ltd.	1,021,874
	Information Technology — 7.7%
4,500	Keyence Corp.	1,664,216
7,200	Lasertec Corp.	1,119,690
	Total Japan	5,382,661
	Netherlands — 10.1%
	Financials — 3.8%
1,825	Adyen NV, 144a*	1,353,117
	Information Technology — 6.3%
3,861	ASML Holding NV	2,272,816
	Total Netherlands	3,625,933
	United States — 9.7%
	Communication Services — 2.7%
15,500	Liberty Media Corp.-Liberty Formula One - Class C*	965,650
	Consumer Discretionary — 3.0%
11,109	Aptiv PLC*	1,095,236
	Information Technology — 4.0%
7,176	Atlassian Corp. - Class A*	1,446,036
	Total United States	3,506,922
	Switzerland — 9.7%
	Health Care — 2.7%
2,103	Lonza Group AG	972,737
	Industrials — 3.4%
3,434	VAT Group AG, 144a	1,225,400
	Materials — 3.6%
5,089	Sika AG	1,289,354
	Total Switzerland	3,487,491
	Brazil — 9.0%
	Consumer Discretionary — 6.0%
1,703	MercadoLibre, Inc.*	2,159,200
	Industrials — 3.0%
149,100	WEG SA	1,077,935
	Total Brazil	3,237,135
	India — 8.2%
	Financials — 8.2%
16,241	Bajaj Finance Ltd.	1,523,382
23,974	HDFC Bank Ltd. ADR	1,414,706
	Total India	2,938,088
	Canada — 6.5%
	Information Technology — 6.5%
570	Constellation Software, Inc.	1,176,750
21,223	Shopify, Inc. - Class A*	1,158,139
	Total Canada	2,334,889
	Italy — 6.3%
	Consumer Discretionary — 2.7%
3,289	Ferrari NV	972,031
Shares		Market Value

	Italy — (Continued)
	Health Care — 3.6%
43,499	Stevanato Group SpA	$ 1,292,790
	Total Italy	2,264,821
	Sweden — 5.8%
	Industrials — 2.8%
62,395	AddTech AB - Class B	995,779
	Information Technology — 3.0%
126,360	Hexagon AB - Class B	1,075,417
	Total Sweden	2,071,196
	Germany — 4.8%
	Communication Services — 3.2%
19,980	CTS Eventim AG & Co. KGaA	1,134,136
	Consumer Discretionary — 1.6%
25,926	Zalando SE, 144a*	576,033
	Total Germany	1,710,169
	Denmark — 3.2%
	Health Care — 3.2%
3,261	Genmab A/S*	1,154,559
	Taiwan — 3.2%
	Information Technology — 3.2%
13,073	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,136,044
	France — 2.6%
	Health Care — 2.6%
3,928	Sartorius Stedim Biotech	934,485
	Poland — 2.5%
	Consumer Staples — 2.5%
11,041	Dino Polska SA, 144a*	894,803
	Singapore — 1.5%
	Communication Services — 1.5%
12,745	Sea Ltd. ADR*	560,143
	Total Common Stocks	$35,239,339
	Short-Term Investment Fund — 1.9%
697,323	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	697,323
	Total Investment Securities — 100.0% (Cost $38,416,831)	$35,936,662
	Other Assets in Excess of Liabilities — 0.0%	180
	Net Assets — 100.0%	$35,936,842
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, these securities were valued at $4,049,353 or 11.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Sands Capital International Growth Equity Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$5,382,661	$—	$5,382,661
Netherlands	2,272,816	1,353,117	—	3,625,933
United States	3,506,922	—	—	3,506,922
Switzerland	—	3,487,491	—	3,487,491
Brazil	3,237,135	—	—	3,237,135
India	1,414,706	1,523,382	—	2,938,088
Canada	2,334,889	—	—	2,334,889
Italy	2,264,821	—	—	2,264,821
Sweden	—	2,071,196	—	2,071,196
Germany	—	1,710,169	—	1,710,169
Denmark	—	1,154,559	—	1,154,559
Taiwan	1,136,044	—	—	1,136,044
France	—	934,485	—	934,485
Poland	—	894,803	—	894,803
Singapore	560,143	—	—	560,143
Short-Term Investment Fund	697,323	—	—	697,323
Total	$17,424,799	$18,511,863	$—	$35,936,662
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Sands Capital Select Growth Fund – September 30, 2023
Shares		Market Value
	Common Stocks — 98.1%
	Information Technology — 45.9%
475,099	Atlassian Corp. - Class A*	$ 95,737,199
671,777	Cloudflare, Inc. - Class A*	42,348,822
772,365	Datadog, Inc. - Class A*	70,354,728
659,643	Entegris, Inc.	61,947,074
133,462	Lam Research Corp.	83,649,978
684,850	Microsoft Corp.	216,241,388
392,432	NVIDIA Corp.	170,703,996
323,050	ServiceNow, Inc.*	180,572,028
1,224,211	Shopify, Inc. (Canada) - Class A*	66,805,194
431,485	Snowflake, Inc. - Class A*	65,917,963
		1,054,278,370
	Consumer Discretionary — 13.8%
291,510	Airbnb, Inc. - Class A*	39,998,087
1,378,941	Amazon.com, Inc.*	175,290,980
764,957	DoorDash, Inc. - Class A*	60,791,133
466,464	Floor & Decor Holdings, Inc. - Class A*	42,214,992
		318,295,192
	Communication Services — 11.5%
1,047,289	Match Group, Inc.*	41,027,547
357,377	Meta Platforms, Inc. - Class A*	107,288,149
218,356	Netflix, Inc.*	82,451,226
769,714	Sea Ltd. (Singapore) ADR*	33,828,930
		264,595,852
	Health Care — 10.4%
772,895	10X Genomics, Inc. - Class A*	31,881,919
120,721	Align Technology, Inc.*	36,858,536
1,329,723	DexCom, Inc.*	124,063,156
409,338	Edwards Lifesciences Corp.*	28,358,936
494,717	Ultragenyx Pharmaceutical, Inc.*	17,636,661
		238,799,208
	Financials — 9.0%
1,536,141	Block, Inc.*	67,989,601
604,758	Visa, Inc. - Class A	139,100,387
		207,089,988
Shares		Market Value

	Real Estate — 3.8%
1,124,183	CoStar Group, Inc.*	$ 86,438,431
	Industrials — 3.7%
1,843,012	Uber Technologies, Inc.*	84,760,122
	Total Common Stocks	$2,254,257,163
	Short-Term Investment Fund — 2.0%
46,927,486	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	46,927,486
	Total Investment Securities—100.1% (Cost $1,848,471,946)	$2,301,184,649
	Liabilities in Excess of Other Assets — (0.1%)	(2,075,464)
	Net Assets — 100.0%	$2,299,109,185
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
ADR – American Depositary Receipt
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,254,257,163	$—	$—	$2,254,257,163
Short-Term Investment Fund	46,927,486	—	—	46,927,486
Total	$2,301,184,649	$—	$—	$2,301,184,649
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Cap Fund – September 30, 2023
Shares		Market Value
	Common Stocks — 97.3%
	Industrials — 22.8%
50,415	Armstrong World Industries, Inc.	$ 3,629,880
42,977	Casella Waste Systems, Inc. - Class A*	3,279,145
39,501	Landstar System, Inc.	6,989,307
123,712	Marten Transport Ltd.	2,438,364
63,990	Masonite International Corp. *	5,965,148
56,099	Matson, Inc.	4,977,103
14,741	UniFirst Corp.	2,402,930
		29,681,877
	Consumer Discretionary — 17.8%
75,719	Acushnet Holdings Corp.	4,016,136
4,449	Graham Holdings Co. - Class B	2,593,767
48,819	Malibu Boats, Inc. - Class A*	2,393,107
14,514	Murphy USA, Inc.	4,959,869
213,572	Tempur Sealy International, Inc.	9,256,211
		23,219,090
	Financials — 15.4%
130,437	Atlantic Union Bankshares Corp.	3,753,977
107,884	Cannae Holdings, Inc.*	2,010,958
27,149	Hanover Insurance Group, Inc. (The)	3,012,996
99,381	Moelis & Co. - Class A	4,485,064
4,506	White Mountains Insurance Group Ltd.	6,739,579
		20,002,574
	Information Technology — 12.8%
104,827	ACI Worldwide, Inc.*	2,364,897
99,981	CTS Corp.	4,173,207
35,516	Qualys, Inc.*	5,417,966
153,227	Vontier Corp.	4,737,779
		16,693,849
	Materials — 6.8%
64,624	Ingevity Corp.*	3,076,749
12,103	NewMarket Corp.	5,507,349
50,200	Tredegar Corp.	271,582
		8,855,680
	Health Care — 6.5%
68,994	Enovis Corp.*	3,638,053
29,946	Haemonetics Corp.*	2,682,563
39,807	LivaNova PLC*	2,104,994
		8,425,610
	Real Estate — 6.2%
146,298	Alexander & Baldwin, Inc. REIT	2,447,566
Shares		Market Value

	Real Estate — (Continued)
154,189	Essential Properties Realty Trust, Inc. REIT	$ 3,335,108
47,811	First Industrial Realty Trust, Inc. REIT	2,275,325
		8,057,999
	Consumer Staples — 4.9%
22,757	Lancaster Colony Corp.	3,755,588
35,007	PriceSmart, Inc.	2,605,571
		6,361,159
	Communication Services — 3.0%
6,397	Cable One, Inc.	3,938,249
	Energy — 1.1%
51,774	Dril-Quip, Inc. *	1,458,473
	Total Common Stocks	$126,694,560
	Short-Term Investment Fund — 2.8%
3,641,700	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	3,641,700
	Total Investment Securities—100.1% (Cost $111,033,792)	$130,336,260
	Liabilities in Excess of Other Assets — (0.1%)	(67,147)
	Net Assets — 100.0%	$130,269,113
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$126,694,560	$—	$—	$126,694,560
Short-Term Investment Fund	3,641,700	—	—	3,641,700
Total	$130,336,260	$—	$—	$130,336,260
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Cap Value Fund – September 30, 2023
Shares		Market Value
	Common Stocks — 97.0%
	Industrials — 24.2%
43,489	AZEK Co., Inc. (The)*	$ 1,293,363
24,594	BWX Technologies, Inc.	1,844,058
4,964	CACI International, Inc. - Class A*	1,558,348
18,920	CIRCOR International, Inc. *	1,054,790
11,927	Clean Harbors, Inc. *	1,996,103
10,575	EMCOR Group, Inc.	2,224,874
29,156	Enerpac Tool Group Corp.	770,593
12,921	EnPro Industries, Inc.	1,565,896
45,594	Enviri Corp.*	329,189
35,713	ExlService Holdings, Inc.*	1,001,393
70,929	Gates Industrial Corp. PLC*	823,486
15,458	Hexcel Corp.	1,006,934
27,459	Huron Consulting Group, Inc.*	2,860,129
20,574	ITT, Inc.	2,014,400
24,226	Korn/Ferry International	1,149,281
14,216	Masonite International Corp. *	1,325,216
8,895	Regal Rexnord Corp.	1,270,918
12,823	Standex International Corp.	1,868,183
5,242	Valmont Industries, Inc.	1,259,181
		27,216,335
	Financials — 18.4%
170,825	Chimera Investment Corp. REIT	932,705
8,625	City Holding Co.	779,269
90,347	Columbia Banking System, Inc.	1,834,044
22,474	First American Financial Corp.	1,269,556
63,799	First Interstate BancSystem, Inc. - Class A	1,591,147
10,936	Hanover Insurance Group, Inc. (The)	1,213,677
25,431	Independent Bank Corp.	1,248,408
67,708	MGIC Investment Corp.	1,130,047
16,534	National Bank Holdings Corp. - Class A	492,052
29,770	NMI Holdings, Inc. - Class A*	806,469
108,317	Old National Bancorp	1,574,929
23,276	Pinnacle Financial Partners, Inc.	1,560,423
11,345	Primerica, Inc.	2,201,043
39,321	Univest Financial Corp.	683,399
152,841	Valley National Bancorp	1,308,319
26,837	Wintrust Financial Corp.	2,026,194
		20,651,681
	Consumer Discretionary — 10.2%
47,625	American Eagle Outfitters, Inc.	791,051
6,025	Carter's, Inc.	416,629
22,359	Cheesecake Factory, Inc. (The)	677,478
13,576	Dorman Products, Inc.*	1,028,518
45,898	Goodyear Tire & Rubber Co. (The)*	570,512
8,087	Murphy USA, Inc.	2,763,570
5,984	Oxford Industries, Inc.	575,242
30,321	Steven Madden Ltd.	963,298
65,164	Topgolf Callaway Brands Corp.*	901,870
31,413	Urban Outfitters, Inc.*	1,026,891
35,186	Valvoline, Inc.	1,134,397
12,096	YETI Holdings, Inc.*	583,269
		11,432,725
	Health Care — 8.8%
15,614	Amedisys, Inc.*	1,458,348
31,321	Encompass Health Corp.	2,103,518
35,613	Envista Holdings Corp.*	992,890
14,875	Globus Medical, Inc. - Class A*	738,544
37,726	Integra LifeSciences Holdings Corp.*	1,440,756
Shares		Market Value

	Health Care — (Continued)
39,373	Prestige Consumer Healthcare, Inc.*	$ 2,251,742
12,182	QuidelOrtho Corp.*	889,773
		9,875,571
	Consumer Staples — 6.9%
40,265	Hain Celestial Group, Inc. (The)*	417,548
37,443	Hostess Brands, Inc.*	1,247,226
13,628	Ingredion, Inc.	1,340,995
5,042	Lancaster Colony Corp.	832,081
8,191	MGP Ingredients, Inc.	863,987
23,475	Performance Food Group Co.*	1,381,739
38,409	TreeHouse Foods, Inc.*	1,673,864
		7,757,440
	Materials — 6.7%
54,368	Axalta Coating Systems Ltd. *	1,462,499
11,383	Cabot Corp.	788,500
28,833	Ingevity Corp.*	1,372,739
6,814	Innospec, Inc.	696,391
71,910	Livent Corp.*	1,323,863
44,831	O-I Glass, Inc.*	750,023
26,872	Silgan Holdings, Inc.	1,158,452
		7,552,467
	Energy — 6.3%
27,709	Cactus, Inc. - Class A	1,391,269
48,411	ChampionX Corp.	1,724,400
23,249	Civitas Resources, Inc.	1,880,146
153,327	Permian Resources Corp.	2,140,445
		7,136,260
	Information Technology — 6.3%
12,084	Belden, Inc.	1,166,710
193,019	Harmonic, Inc.*	1,858,773
27,311	Lumentum Holdings, Inc.*	1,233,911
9,864	National Instruments Corp.	588,092
6,168	Silicon Laboratories, Inc.*	714,810
165,923	Viavi Solutions, Inc.*	1,516,536
		7,078,832
	Real Estate — 4.6%
45,159	COPT Defense Properties REIT	1,076,139
32,456	National Storage Affiliates Trust REIT	1,030,153
186,841	Newmark Group, Inc. - Class A	1,201,388
52,497	STAG Industrial, Inc. REIT	1,811,672
		5,119,352
	Utilities — 4.1%
16,506	Black Hills Corp.	835,038
13,286	IDACORP, Inc.	1,244,234
45,595	Portland General Electric Co.	1,845,686
12,000	Spire, Inc.	678,960
		4,603,918
	Communication Services — 0.5%
36,783	TEGNA, Inc.	535,928
	Total Common Stocks	$108,960,509

Touchstone Small Cap Value Fund (Continued)
Shares		Market Value
	Short-Term Investment Fund — 3.8%
4,240,772	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	$ 4,240,772
	Total Investment Securities—100.8% (Cost $106,002,424)	$113,201,281
	Liabilities in Excess of Other Assets — (0.8%)	(888,546)
	Net Assets — 100.0%	$112,312,735
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$108,960,509	$—	$—	$108,960,509
Short-Term Investment Fund	4,240,772	—	—	4,240,772
Total	$113,201,281	$—	$—	$113,201,281
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Ultra Short Duration Fixed Income Fund – September 30, 2023
Principal Amount		Market Value
	Asset-Backed Securities — 34.4%
$ 1,553,436	AFG ABS I LLC, Ser 2023-1, Class A1, 144a, 5.462%, 2/15/24	$ 1,552,912
6,284,091	AGL Static CLO 18 Ltd. (Jersey), Ser 2022-18A, Class A1, 144a, (TSFR3M + 1.320%), 6.654%, 4/21/31(A)	6,261,204
12,250,000	American Credit Acceptance Receivables Trust, Ser 2019-4, Class E, 144a, 3.850%, 12/12/25	12,217,406
7,500,000	AmeriCredit Automobile Receivables Trust, Ser 2023-2, Class A2, 6.190%, 4/19/27	7,501,558
6,826,092	Anchorage Capital CLO Ltd. (Cayman Islands), Ser 2013-1A, Class A1R, 144a, (TSFR3M + 1.512%), 6.813%, 10/13/30(A)	6,818,461
3,742,338	Ares XL CLO Ltd. (Cayman Islands), Ser 2016-40A, Class A1RR, 144a, (TSFR3M + 1.132%), 6.440%, 1/15/29(A)	3,739,621
3,455,166	Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC, Ser 2006-HE3, Class A5, (TSFR1M + 0.654%), 2.923%, 3/25/36(A)	3,289,123
6,902,456	AUF Funding LLC, Ser 2022-1A, Class A1LN, 144a, (TSFR3M + 2.500%), 7.826%, 1/20/31(A)	6,907,267
4,500,000	Barings Private Credit Corp. CLO Ltd. (Bermuda), Ser 2023-1A, Class A1, 144a, (TSFR3M + 2.400%), 7.807%, 7/15/31(A)	4,499,330
6,048,000	BDS Ltd. (Cayman Islands), Ser 2020-FL5, Class B, 144a, (TSFR1M + 1.914%), 7.245%, 2/16/37(A)	5,950,551
3,874,211	Black Diamond CLO Ltd. (Cayman Islands), Ser 2017-1A, Class A1AR, 144a, (TSFR3M + 1.312%), 6.657%, 4/24/29(A)	3,863,367
310,775	CarNow Auto Receivables Trust, Ser 2021-2A, Class B, 144a, 1.300%, 1/15/26	309,534
1,684,847	CPS Auto Receivables Trust, Ser 2020-B, Class D, 144a, 4.750%, 4/15/26	1,681,208
2,132,990	Dell Equipment Finance Trust, Ser 2021-2, Class A3, 144a, 0.530%, 12/22/26	2,104,951
4,050,000	Dell Equipment Finance Trust, Ser 2022-1, Class B, 144a, 2.720%, 8/23/27	3,918,547
4,989,740	Dewolf Park CLO Ltd., Ser 2017-1A, Class AR, 144a, (TSFR3M + 1.182%), 6.490%, 10/15/30(A)	4,960,834
3,400,000	DT Auto Owner Trust, Ser 2020-2A, Class E, 144a, 7.170%, 6/15/27	3,417,034
5,000,000	Exeter Automobile Receivables Trust, Ser 2019-4A, Class E, 144a, 3.560%, 10/15/26	4,889,678
217,622	Exeter Automobile Receivables Trust, Ser 2021-3A, Class B, 0.690%, 1/15/26	217,173
1,222,615	FCI Funding LLC, Ser 2021-1A, Class A, 144a, 1.130%, 4/15/33	1,186,484
204,071	Flagship Credit Auto Trust, Ser 2019-1, Class D, 144a, 4.080%, 2/18/25	203,141
2,063,892	FNA VI LLC, Ser 2021-1A, Class A, 144a, 1.350%, 1/10/32	1,881,811
123,324	FNMA REMIC Trust, Ser 2001-W4, Class AF5, 5.614%, 2/25/32(A)(B)	122,312
7,500,000	GLS Auto Receivables Issuer Trust, Ser 2020-3A, Class E, 144a, 4.310%, 7/15/27	7,287,320
568,333	GLS Auto Receivables Issuer Trust, Ser 2020-4A, Class C, 144a, 1.140%, 11/17/25	564,141
1,858,255	LAD Auto Receivables Trust, Ser 2021-1A, Class A, 144a, 1.300%, 8/17/26	1,825,436
3,195,283	Madison Park Funding XI Ltd. (Cayman Islands), Ser 2013-11A, Class AR2, 144a, (TSFR3M + 1.162%), 6.507%, 7/23/29(A)	3,176,505
3,725,585	MF1 Ltd. (Cayman Islands), Ser 2020-FL4, Class A, 144a, (TSFR1M + 1.814%), 7.147%, 11/15/35(A)	3,718,066
Principal Amount		Market Value
	Asset-Backed Securities — 34.4% (Continued)
$ 5,219,000	MF1 Ltd. (Cayman Islands), Ser 2020-FL4, Class C, 144a, (TSFR1M + 3.714%), 9.047%, 11/15/35(A)	$ 5,192,266
2,826,115	Monroe Capital Mml CLO Ltd. (Cayman Islands), Ser 2017-1A, Class AR, 144a, (TSFR3M + 1.562%), 6.907%, 4/22/29(A)	2,806,776
5,000,000	OneMain Financial Issuance Trust, Ser 2020-1A, Class C, 144a, 5.810%, 5/14/32	4,958,497
7,557,932	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-4A, Class A1, 144a, (TSFR3M + 1.062%), 6.370%, 10/15/29(A)	7,522,259
1,709,146	Peaks CLO 1 Ltd. (Cayman Islands), Ser 2014-1A, Class A2R, 144a, (TSFR3M + 1.672%), 7.023%, 7/25/30(A)	1,697,200
7,739,526	Prestige Auto Receivables Trust, Ser 2019-1A, Class D, 144a, 3.010%, 8/15/25	7,705,916
1,640,000	Prestige Auto Receivables Trust, Ser 2020-1A, Class D, 144a, 1.620%, 11/16/26	1,606,563
9,700,000	Progress Residential Trust, Ser 2019-SFR3, Class B, 144a, 2.571%, 9/17/36	9,339,595
3,144	RAMP Series Trust, Ser 2005-RS6, Class M4, (TSFR1M + 1.089%), 6.409%, 6/25/35(A)	3,137
1,010,000	SBA Tower Trust, Ser 2014-2A, Class C, 144a, 3.869%, 10/15/49(A)(B)	983,064
214,436	Sierra Timeshare Receivables Funding LLC, Ser 2019-1A, Class B, 144a, 3.420%, 1/20/36	208,998
6,804,048	Symphony Static CLO I Ltd. (Cayman Islands), Ser 2021-1A, Class A, 144a, (TSFR3M + 1.092%), 6.443%, 10/25/29(A)	6,760,169
864,998	TCI-Flatiron CLO Ltd. (Cayman Islands), Ser 2017-1A, Class AR, 144a, (TSFR3M + 1.222%), 6.598%, 11/18/30(A)	862,503
726,521	Towd Point Mortgage Trust, Ser 2017-1, Class A1, 144a, 2.750%, 10/25/56(A)(B)	718,426
3,040,874	Towd Point Mortgage Trust, Ser 2017-5, Class A1, 144a, (TSFR1M + 0.714%), 5.280%, 2/25/57(A)	3,053,051
2,022,393	Towd Point Mortgage Trust, Ser 2019-HY1, Class A1, 144a, (TSFR1M + 1.114%), 6.434%, 10/25/48(A)	2,025,357
361,442	Towd Point Mortgage Trust, Ser 2019-MH1, Class A1, 144a, 3.000%, 11/25/58(A)(B)	358,188
3,872,320	Tricon American Homes Trust, Ser 2017-SFR2, Class A, 144a, 2.928%, 1/17/36	3,829,719
3,800,000	Tricon American Homes Trust, Ser 2017-SFR2, Class D, 144a, 3.672%, 1/17/36	3,759,212
	Total Asset-Backed Securities	$167,455,871
	Commercial Mortgage-Backed Securities — 19.1%
5,367,881	AREIT Trust, Ser 2020-CRE4, Class C, 144a, (TSFR1M + 3.222%), 8.553%, 4/15/37(A)	5,172,052
4,800,000	Austin Fairmont Hotel Trust, Ser 2019-FAIR, Class C, 144a, (TSFR1M + 1.497%), 6.830%, 9/15/32(A)	4,761,518
7,700,000	BFLD Trust, Ser 2020-OBRK, Class A, 144a, (TSFR1M + 2.164%), 7.496%, 11/15/28(A)	7,686,208
8,145,000	BHMS, Ser 2018-ATLS, Class A, 144a, (TSFR1M + 1.547%), 6.879%, 7/15/35(A)	8,040,901
2,295,000	BPR Trust, Ser 2021-KEN, Class A, 144a, (TSFR1M + 1.364%), 6.696%, 2/15/29(A)	2,268,938
8,900,000	BPR Trust, Ser 2021-KEN, Class B, 144a, (TSFR1M + 2.064%), 7.396%, 2/15/29(A)	8,789,751
8,495,000	BXMT LTD (Cayman Islands), Ser 2020-FL2, Class AS, 144a, (TSFR1M + 1.264%), 6.597%, 2/15/38(A)	8,004,120
4,426,594	BXMT Ltd. (Cayman Islands), Ser 2020-FL2, Class A, 144a, (TSFR1M + 1.014%), 6.347%, 2/15/38(A)	4,282,103

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	Commercial Mortgage-Backed Securities — 19.1% (Continued)
$ 7,200,000	BXP Trust, Ser 2017-CQHP, Class A, 144a, (TSFR1M + 0.897%), 6.230%, 11/15/34(A)	$ 6,796,546
2,700,000	CAMB Commercial Mortgage Trust, Ser 2019-LIFE, Class C, 144a, (TSFR1M + 1.497%), 6.830%, 12/15/37(A)	2,671,063
554,028	Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Class A3, 3.753%, 3/11/47	552,727
579,064	Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Class A2, 3.063%, 11/10/48	548,032
56,000,000	Citigroup Commercial Mortgage Trust, Ser 2021-PRM2, Class XCP, 144a, 10/15/22(A)(B)(C)	56
7,142,168	COMM Mortgage Trust, Ser 2013-CR8, Class B, 144a, 3.741%, 6/10/46(A)(B)	6,606,505
33,156,937	COMM Mortgage Trust, Ser 2014-UBS3, Class XA, 1.205%, 6/10/47(A)(B)(C)	76,466
1,187,073	CSMC Trust, Ser 2017-CHOP, Class A, 144a, (Prime Rate -2.306%), 6.194%, 7/15/32(A)	1,137,433
6,080,000	CSMC Trust, Ser 2017-PFHP, Class A, 144a, (TSFR1M + 0.997%), 6.330%, 12/15/30(A)	5,790,925
5,451,508	DBGS Mortgage Trust, Ser 2018-BIOD, Class B, 144a, (TSFR1M + 1.184%), 6.516%, 5/15/35(A)	5,375,949
705,000	GS Mortgage Securities Corp. Trust, Ser 2017-GPTX, Class A, 144a, 2.856%, 5/10/34	482,925
2,963,863	GS Mortgage Securities Corp. Trust, Ser 2018-HART, Class A, 144a, (TSFR1M + 1.143%), 6.483%, 10/15/31(A)	2,939,531
752,135	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Class AS, 3.216%, 4/15/46	707,007
1,300,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2018-WPT, Class BFX, 144a, 4.549%, 7/5/33	1,092,000
713,716	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2019-MFP, Class C, 144a, (TSFR1M + 1.407%), 6.740%, 7/15/36(A)	695,556
5,661,653	Morgan Stanley Capital I Trust, Ser 2018-BOP, Class A, 144a, (TSFR1M + 0.897%), 6.230%, 8/15/33(A)	4,762,727
211,379	ReadyCap Commercial Mortgage Trust, Ser 2018-4, Class A, 144a, 3.390%, 2/27/51	201,244
3,442,841	Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Class A, 144a, (TSFR1M + 1.164%), 6.492%, 11/11/34(A)	3,409,085
	Total Commercial Mortgage-Backed Securities	$92,851,368
	Corporate Bonds — 17.8%
	Consumer Discretionary — 3.7%
7,500,000	Daimler Truck Finance North America LLC (Germany), 144a, 5.600%, 8/8/25	7,453,056
6,000,000	Hyundai Capital America, 144a, 0.800%, 1/8/24	5,915,890
5,000,000	Toyota Motor Corp. (Japan), 0.681%, 3/25/24	4,880,981
		18,249,927
	Financials — 3.7%
5,000,000	BNP Paribas SA (France), 144a, 3.800%, 1/10/24	4,967,471
5,500,000	John Hancock Life Insurance Co., 144a, 7.375%, 2/15/24	5,516,607
1,500,000	Metropolitan Life Insurance Co., 144a, 7.875%, 2/15/24	1,507,552
3,800,000	SBA Tower Trust REIT, 144a, 2.836%, 1/15/25	3,637,363
2,500,000	Synovus Financial Corp., 5.200%, 8/11/25	2,414,096
		18,043,089
Principal Amount		Market Value

	Utilities — 2.4%
$ 4,000,000	American Electric Power Co., Inc., 2.031%, 3/15/24	$ 3,925,102
2,000,000	Jersey Central Power & Light Co., 144a, 4.700%, 4/1/24	1,981,542
6,000,000	Metropolitan Edison Co., 144a, 4.000%, 4/15/25	5,751,719
		11,658,363
	Information Technology — 2.1%
4,000,000	Microchip Technology, Inc., 4.250%, 9/1/25	3,869,985
1,500,000	NXP BV / NXP Funding LLC (China), 4.875%, 3/1/24	1,492,546
5,000,000	SK Hynix, Inc. (South Korea), 144a, 1.000%, 1/19/24	4,920,523
		10,283,054
	Energy — 2.1%
1,000,000	ANR Pipeline Co., 7.375%, 2/15/24	997,109
5,000,000	Energy Transfer Partners LP / Regency Energy Finance Corp., 4.500%, 11/1/23	4,992,387
4,074,000	Midwest Connector Capital Co. LLC, 144a, 3.900%, 4/1/24	4,009,165
		9,998,661
	Industrials — 1.7%
4,250,000	L3Harris Technologies, Inc., 5.400%, 1/15/27	4,213,505
4,000,000	Timken Co. (The), 3.875%, 9/1/24	3,917,302
		8,130,807
	Consumer Staples — 1.1%
5,500,000	Nestle Holdings, Inc., 144a, 0.375%, 1/15/24	5,416,517
	Communication Services — 1.0%
4,692,000	Sprint LLC, 7.125%, 6/15/24	4,721,925
	Total Corporate Bonds	$86,502,343
	Commercial Paper — 13.5%
14,800,000	AutoZone, Inc., 5.479%, 10/3/23(D)	14,791,268
8,100,000	DTE Energy, 5.427%, 10/5/23(D)	8,092,671
5,650,000	Duke Energy Corp., 5.353%, 10/3/23(D)	5,646,594
11,200,000	Fidelity National Information Services, Inc., 5.452%, 10/2/23(D)	11,194,937
10,000,000	Humana Inc., 5.422%, 10/2/23(D)	9,995,326
10,150,000	Liberty Utilities Co., 5.503%, 10/2/23(D)	10,145,412
6,000,000	OGE Energy Corp., 5.573%, 10/13/23(D)	5,987,244
	Total Commercial Paper	$65,853,452
	Non-Agency Collateralized Mortgage Obligations — 12.3%
550,015	Bear Stearns ARM Trust, Ser 2003-1, Class 5A1, 4.834%, 4/25/33(A)(B)††	541,175
105,838	Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(A)(B)††	86,240
8,156,535	Cascade Funding Mortgage Trust, Ser 2021-HB6, Class A, 144a, 0.898%, 6/25/36(A)(B)	7,901,870
3,497,940	CFMT LLC, Ser 2021-EBO1, Class A, 144a, 0.985%, 11/25/50(A)(B)	3,195,610
4,030,685	CFMT LLC, Ser 2021-HB7, Class A, 144a, 1.151%, 10/27/31(A)(B)	3,845,118
1,011,037	CIM Trust, Ser 2018-R3, Class A1, 144a, 5.000%, 12/25/57(A)(B)	987,281
3,129	Community Program Loan Trust, Ser 1987-A, Class A5, 4.500%, 4/1/29	3,065
8,835,659	CSMC Trust, Ser 2018-RPL9, Class A1, 144a, 3.850%, 9/25/57(A)(B)	8,402,064
1,123,762	GSR Mortgage Loan Trust, Ser 2003-13, Class 1A1, 5.561%, 10/25/33(A)(B)	1,091,920
51,623	JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 4.331%, 6/25/36(A)(B)	37,548
2,372,952	JP Morgan Mortgage Trust, Ser 2019-HYB1, Class A5A, 144a, 3.000%, 10/25/49(A)(B)	2,170,418

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	Non-Agency Collateralized Mortgage Obligations — 12.3% (Continued)
$ 34,048	Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Class 1A, 4.922%, 12/25/34(A)(B)	$ 31,897
14,512	Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, (TSFR12M + 2.340%), 7.759%, 12/25/32(A)	13,689
505,256	Mill City Mortgage Loan Trust, Ser 2018-2, Class A1, 144a, 3.500%, 5/25/58(A)(B)	493,643
192,535	RFMSI Trust, Ser 2007-SA1, Class 1A1, 3.200%, 2/25/37(A)(B)	156,774
7,614,066	RMF Proprietary Issuance Trust, Ser 2019-1, Class A, 144a, 2.750%, 10/25/63(A)(B)	6,092,193
1,455,231	Sequoia Mortgage Trust, Ser 2013-7, Class B2, 3.507%, 6/25/43(A)(B)	1,349,325
1,148,630	Sequoia Mortgage Trust, Ser 2019-CH3, Class A13, 144a, 4.000%, 9/25/49(A)(B)	1,041,107
6,090,274	Starwood Mortgage Residential Trust, Ser 2020-3, Class A1, 144a, 1.486%, 4/25/65(A)(B)	5,614,042
2,944,788	Towd Point HE Trust, Ser 2021-HE1, Class A1, 144a, 0.918%, 2/25/63(A)(B)	2,750,994
2,533,803	Towd Point Mortgage Trust, Ser 2015-2, Class 1M2, 144a, 3.627%, 11/25/60(A)(B)	2,483,124
921,225	Towd Point Mortgage Trust, Ser 2015-5, Class M1, 144a, 3.500%, 5/25/55(A)(B)	915,213
6,503,344	Towd Point Mortgage Trust, Ser 2015-6, Class M1, 144a, 3.750%, 4/25/55(A)(B)	6,340,067
4,935,316	Towd Point Mortgage Trust, Ser 2021-SJ2, Class A1A, 144a, 2.250%, 12/25/61(A)(B)	4,557,934
	Total Non-Agency Collateralized Mortgage Obligations	$60,102,311
	Municipal Bonds — 1.2%
	Other Territory — 1.1%
840,000	Taxable Municipal Funding Trust, Rev., 144a, 5.600%, 5/15/56(A)(B)	840,000
2,149,000	Taxable Municipal Funding Trust, Rev., 144a, 5.600%, 12/15/25(A)(B)	2,149,000
2,400,000	Taxable Municipal Funding Trust, Txbl Floaters Ser 2020 11, (LOC - Barclays Bank PLC), 144a, 5.600%, 9/1/30(A)(B)	2,400,000
		5,389,000
	California — 0.1%
525,000	CA St Enterprise Dev Authority, Txbl Variable J Harris Indl Wt, (LOC - City National Bank), 144a, 5.780%, 9/1/41(A)(B)	525,000
	Total Municipal Bonds	$5,914,000
	U.S. Government Mortgage-Backed Obligations — 0.8%
92,925	FHLMC, Pool #1B7189, (RFUCCT1Y + 2.470%), 5.296%, 3/1/36(A)	92,007
74,846	FHLMC, Pool #1H1354, (1 Year CMT Rate +2.250%), 4.577%, 11/1/36(A)	75,426
28,678	FHLMC, Pool #1J1813, (RFUCCT1Y + 1.925%), 6.175%, 8/1/37(A)	28,620
80,017	FHLMC, Pool #1L0147, (1 Year CMT Rate +2.290%), 6.290%, 7/1/35(A)	78,927
33,248	FHLMC, Pool #1Q0080, (RFUCCT1Y + 1.661%), 5.221%, 1/1/36(A)	33,469
81,666	FHLMC, Pool #1Q0119, (RFUCCT1Y + 1.850%), 5.937%, 9/1/36(A)	83,312
61,330	FHLMC, Pool #1Q0187, (RFUCCT1Y + 1.789%), 4.038%, 12/1/36(A)	60,599
41,560	FHLMC, Pool #1Q0339, (RFUCCT1Y + 1.889%), 4.775%, 4/1/37(A)	40,924
Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 0.8% (Continued)
$ 56,080	FHLMC, Pool #1Q1303, (1 Year CMT Rate +2.250%), 4.665%, 11/1/36(A)	$ 56,540
108,837	FHLMC, Pool #781515, (1 Year CMT Rate +2.250%), 4.837%, 4/1/34(A)	109,661
38,653	FHLMC, Pool #782760, (1 Year CMT Rate +2.250%), 5.527%, 11/1/36(A)	39,304
58,718	FHLMC, Pool #847795, (1 Year CMT Rate +2.275%), 4.726%, 4/1/35(A)	57,627
133,513	FHLMC, Pool #848539, (1 Year CMT Rate +2.288%), 4.859%, 4/1/37(A)	133,791
289,261	FHLMC, Pool #848583, (1 Year CMT Rate +2.303%), 4.841%, 1/1/36(A)	292,678
3,772	FHLMC, Pool #A92646, 5.500%, 6/1/40	3,751
5,177	FHLMC, Pool #C03505, 5.500%, 6/1/40	5,161
14,220	FHLMC, Pool #G01840, 5.000%, 7/1/35	13,960
42,694	FNMA, Pool #254868, 5.000%, 9/1/33	41,833
9,488	FNMA, Pool #256272, 5.500%, 6/1/26	9,440
23,172	FNMA, Pool #256852, 6.000%, 8/1/27	22,893
5,894	FNMA, Pool #323832, 7.500%, 7/1/29	5,976
15,531	FNMA, Pool #665773, 7.500%, 6/1/31	15,477
47,725	FNMA, Pool #679742, (1 Year CMT Rate +2.480%), 4.948%, 1/1/40(A)	46,456
52,249	FNMA, Pool #725424, 5.500%, 4/1/34	52,017
193,874	FNMA, Pool #725490, (RFUCCT1Y + 1.597%), 4.738%, 4/1/34(A)	189,546
8,180	FNMA, Pool #735484, 5.000%, 5/1/35	8,019
39,346	FNMA, Pool #813170, (RFUCCT1Y + 1.575%), 4.039%, 1/1/35(A)	38,709
158,387	FNMA, Pool #815323, (RFUCCT6M + 1.529%), 6.912%, 1/1/35(A)	160,125
51,483	FNMA, Pool #820364, (RFUCCT1Y + 0.827%), 4.202%, 4/1/35(A)	50,142
56,184	FNMA, Pool #827787, (RFUCCT6M + 1.55%), 6.758%, 5/1/35(A)	56,990
30,893	FNMA, Pool #889060, 6.000%, 1/1/38	32,219
30,179	FNMA, Pool #889061, 6.000%, 1/1/38	30,702
1,954	FNMA, Pool #889382, 5.500%, 4/1/38	1,952
64,552	FNMA, Pool #922674, (RFUCCT1Y + 1.905%), 4.618%, 4/1/36(A)	65,626
19,191	FNMA, Pool #960376, 5.500%, 12/1/37	19,154
22	FNMA, Pool #995405, 5.500%, 10/1/23	22
3,259	FNMA, Pool #AD0941, 5.500%, 4/1/40	3,245
22,775	FNMA, Pool #AE0363, 5.000%, 7/1/37	22,327
28,853	FNMA, Pool #AE5441, 5.000%, 10/1/40	28,039
18,013	FNMA, Pool #AI6588, 4.000%, 7/1/26	17,401
31,789	FNMA, Pool #AI8506, 4.000%, 8/1/26	30,693
39,383	FNMA, Pool #AL0211, 5.000%, 4/1/41	38,430
18	FNMA, Pool #AL0302, 5.000%, 4/1/24	18
202,758	FNMA, Pool #AL0478, (RFUCCT1Y + 1.777%), 4.535%, 4/1/36(A)	206,120
87,805	FNMA, Pool #AL0543, 5.000%, 7/1/41	85,450
36,724	FNMA, Pool #AL1105, 4.500%, 12/1/40	34,713
9,577	FNMA, Pool #AL2591, 5.500%, 5/1/38	9,460
197,095	FNMA, Pool #AL5275, (RFUCCT6M + 1.505%), 4.546%, 9/1/37(A)	197,687
527,862	FNMA, Pool #AL7396, (RFUCCT6M + 1.532%), 6.569%, 2/1/37(A)	536,365
311	GNMA, Pool #345123, 8.000%, 12/15/23	310
136,471	GNMA, Pool #80826, (1 Year CMT Rate +1.500%), 3.625%, 2/20/34(A)	134,893
60,109	GNMA, Pool #80889, (1 Year CMT Rate +1.500%), 3.875%, 4/20/34(A)	58,766

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 0.8% (Continued)
$ 138,136	GNMA, Pool #81016, (1 Year CMT Rate +1.500%), 2.625%, 8/20/34(A)	$ 133,822
139,010	GNMA, Pool #82760, (1 Year CMT Rate +1.500%), 3.625%, 3/20/41(A)	138,125
21,520	GNMA, Pool #MA2392, (1 Year CMT Rate +1.500%), 2.750%, 11/20/44(A)	20,870
193,919	GNMA, Pool #MA2466, (1 Year CMT Rate +1.500%), 2.750%, 12/20/44(A)	188,025
	Total U.S. Government Mortgage-Backed Obligations	$3,937,814
	Agency Collateralized Mortgage Obligations — 0.3%
130,367,523	FHLMC Multifamily Structured Pass Through Certificates, Ser K038, Class X1, 1.229%, 3/25/24(A)(B)(C)	340,781
57,139,517	FHLMC Multifamily Structured Pass Through Certificates, Ser K040, Class X1, 0.787%, 9/25/24(A)(B)(C)	268,504
113,696	FHLMC REMIC, Ser 2770, Class FH, (SOFR30A + 0.514%), 5.828%, 3/15/34(A)	112,570
398,751	FHLMC REMIC, Ser 4238, Class TL, 1.250%, 8/15/27	372,093
22,114	FNMA REMIC, Ser 2003-33, Class AM, 4.250%, 5/25/33	20,903
11,783	FNMA REMIC, Ser 2003-42, Class CA, 4.000%, 5/25/33	11,405
81,651	FNMA REMIC, Ser 2003-81, Class FE, (SOFR30A + 0.614%), 5.929%, 9/25/33(A)	81,144
167,499	FNMA REMIC, Ser 2009-32, Class BH, 5.250%, 5/25/39	158,697
2	FNMA REMIC, Ser 2011-15, Class HC, 2.500%, 3/25/26	2
24,020	FNMA REMIC, Ser 2012-102, Class NA, 1.500%, 9/25/27	22,664
9,005	GNMA, Ser 2011-57, Class BA, 3.000%, 5/20/40	8,724
	Total Agency Collateralized Mortgage Obligations	$1,397,487
	U.S. Government Agency Obligations — 0.3%
32,700	Small Business Administration Pools, Pool #508374, (Prime Rate -2.500%), 5.750%, 4/25/28(A)	32,236
1,210,000	United States International Development Finance Corp., 5.540%, 5/15/26(A)(B)	1,210,000
	Total U.S. Government Agency Obligations	$1,242,236
Shares
	Short-Term Investment Fund — 0.0%
60,306	Dreyfus Government Cash Management, Institutional Shares, 5.22%∞Ω	60,306
	Total Investment Securities—99.7% (Cost $495,788,194)	$485,317,188
	Other Assets in Excess of Liabilities — 0.3%	1,422,420
	Net Assets — 100.0%	$486,739,608
(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2023.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(D)	Rate reflects yield at the time of purchase.
††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2023.
Portfolio Abbreviations:
ABS – Asset-Backed Security
ARM – Adjustable Rate Mortgage
CLO – Collateralized Loan Obligation
CMT – Constant Maturity Treasury
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
LLC – Limited Liability Company
LOC – Letter of Credit
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
RFUCCT1Y – Refinitiv USD LIBOR Consumer Cash Fallbacks Term One year
RFUCCT6M – Refinitiv USD LIBOR Consumer Cash Fallbacks Term Six months
SOFR30A – Secured Overnight Financing Rate 30 Day Average
TSFR12M – Twelve Month Term Secured Overnight Financing Rate
TSFR1M – One Month Term Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, these securities were valued at $361,071,787 or 74.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$167,455,871	$—	$167,455,871
Commercial Mortgage-Backed Securities	—	92,851,368	—	92,851,368
Corporate Bonds	—	86,502,343	—	86,502,343
Commercial Paper	—	65,853,452	—	65,853,452
Non-Agency Collateralized Mortgage Obligations	—	60,102,311	—	60,102,311
Municipal Bonds	—	5,914,000	—	5,914,000
U.S. Government Mortgage-Backed Obligations	—	3,937,814	—	3,937,814
Agency Collateralized Mortgage Obligations	—	1,397,487	—	1,397,487
U.S. Government Agency Obligations	—	1,242,236	—	1,242,236
Short-Term Investment Fund	60,306	—	—	60,306
Total	$60,306	$485,256,882	$—	$485,317,188
See accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities
September 30, 2023
	Touchstone Active Bond Fund	Touchstone Ares Credit Opportunities Fund	Touchstone Dividend Equity Fund	Touchstone High Yield Fund	Touchstone Impact Bond Fund	Touchstone Mid Cap Fund
Assets
Investments, at cost	$283,212,065	$377,842,890	$2,520,302,544	$110,652,883	$595,014,953	$3,766,788,104
Investments, at market value *	$249,644,802	$351,287,126	$2,408,754,755	$102,664,113	$515,717,627	$4,545,798,773
Cash	—	440,270	23	31	143	398,851
Cash deposits held at prime broker (A)	801,173	226,383	—	—	—	—
Foreign currency †	129	15,812	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	133,405	—	—	—	—
Dividends and interest receivable	2,314,511	5,402,216	2,975,044	1,735,219	4,256,841	1,930,002
Receivable for capital shares sold	374,491	2,071,185	257,603	1,013,024	4,659,055	18,897,881
Receivable for investments sold	795,788	3,412,880	—	—	—	—
Receivable for variation margin on futures contracts	11,655	—	—	—	—	—
Receivable for securities lending income	1,548	16,321	—	8,284	—	—
Tax reclaim receivable	5,950	—	107,039	—	—	—
Other assets	5,364	6,174	7,340	4,013	6,212	17,892
Total Assets	253,955,411	363,011,772	2,412,101,804	105,424,684	524,639,878	4,567,043,399

Liabilities
Due to custodian	807,521	—	—	—	—	—
Written options, at market value ‡	—	3,200	—	—	—	—
Dividends payable	35	205	611	—	—	—
Securities sold short**	—	660,014	—	—	—	—
Dividend and interest payable on securities sold short	—	20,993	—	—	—	—
Payable for return of collateral for securities on loan	543,965	4,796,676	—	1,262,665	—	—
Payable for capital shares redeemed	170,526	876,171	2,734,643	2,020,611	4,013,555	17,304,970
Payable for investments purchased	398,374	10,610,594	—	1,347,884	—	398,610
Payable to Investment Adviser	54,035	120,844	1,071,503	36,751	86,777	2,455,473
Payable to other affiliates	29,459	37,081	748,538	12,884	59,492	625,210
Payable to Trustees	12,824	12,824	12,824	12,824	12,824	12,824
Payable for professional services	35,347	54,456	67,261	29,738	37,147	102,925
Payable for reports to shareholders	4,854	6,912	64,583	917	4,448	112,696
Payable for transfer agent services	112,096	136,600	1,116,030	18,905	149,252	2,108,660
Payable for variation margin on swap agreements	160,108	18,275	—	—	—	—
Other accrued expenses and liabilities	25,969	60,219	9,692	7,627	4,136	42,959
Total Liabilities	2,355,113	17,415,064	5,825,685	4,750,806	4,367,631	23,164,327
Net Assets	$251,600,298	$345,596,708	$2,406,276,119	$100,673,878	$520,272,247	$4,543,879,072
Net assets consist of:
Par value	283,175	391,597	1,522,579	138,396	606,127	974,184
Paid-in capital	404,113,984	447,908,249	2,449,242,816	130,146,085	609,997,062	3,733,865,221
Distributable earnings (deficit)	(152,796,861)	(102,703,138)	(44,489,276)	(29,610,603)	(90,330,942)	809,039,667
Net Assets	$251,600,298	$345,596,708	$2,406,276,119	$100,673,878	$520,272,247	$4,543,879,072
*Includes market value of securities on loan of:	$522,738	$4,591,941	$—	$1,226,467	$—	$—
†Cost of foreign currency:	$141	$16,033	$—	$—	$—	$—
‡Premiums received from written options:	$—	$4,800	$—	$—	$—	$—
**Proceeds received for securities sold short:	$—	$679,774	$—	$—	$—	$—
(A)	Represents segregated cash for futures contracts, swap agreement, and/or securities sold short.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone Mid Cap Value Fund	Touchstone Sands Capital International Growth Equity Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Small Cap Fund	Touchstone Small Cap Value Fund	Touchstone Ultra Short Duration Fixed Income Fund

$577,538,703	$38,416,831	$1,848,471,946	$111,033,792	$106,002,424	$495,788,194
$697,862,074	$35,936,662	$2,301,184,649	$130,336,260	$113,201,281	$485,317,188
—	124	—	—	84	2,122
—	—	—	—	—	—
—	295	—	—	—	—
—	—	—	—	—	—
1,008,324	16,818	267,655	121,583	147,873	2,371,963
457,774	4,906	2,233,106	487,086	117,350	816,782
—	19,879	—	—	—	36,892
—	—	—	—	—	—
—	—	—	—	—	—
—	50,172	—	—	—	220
6,938	25,675	13,219	4,975	6,055	9,106
699,335,110	36,054,531	2,303,698,629	130,949,904	113,472,643	488,554,273

235	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	246,759
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
917,346	31,373	1,889,645	513,745	1,001,297	1,197,786
—	—	—	—	—	—
358,915	18,038	1,125,531	60,206	56,088	58,312
80,244	5,195	507,439	16,348	14,124	99,614
12,824	12,824	12,824	12,824	12,824	12,824
34,976	29,535	64,458	24,515	25,946	37,895
39,865	1,341	43,200	2,641	1,451	6,835
503,396	14,372	812,790	46,889	44,007	141,755
—	—	—	—	—	—
19,171	5,011	133,557	3,623	4,171	12,885
1,966,972	117,689	4,589,444	680,791	1,159,908	1,814,665
$697,368,138	$35,936,842	$2,299,109,185	$130,269,113	$112,312,735	$486,739,608

340,449	51,031	2,018,278	99,441	35,427	536,534
571,809,317	36,778,767	2,338,556,551	107,013,279	112,653,626	608,470,480
125,218,372	(892,956)	(41,465,644)	23,156,393	(376,318)	(122,267,406)
$697,368,138	$35,936,842	$2,299,109,185	$130,269,113	$112,312,735	$486,739,608
$—	$—	$—	$—	$—	$—
$—	$296	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

Statements of Assets and Liabilities  (Continued)
	Touchstone Active Bond Fund	Touchstone Ares Credit Opportunities Fund	Touchstone Dividend Equity Fund	Touchstone High Yield Fund	Touchstone Impact Bond Fund	Touchstone Mid Cap Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$120,436,632	$111,501,527	$1,388,830,130	$11,322,152	$10,948,712	$130,845,857
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	13,531,732	12,741,193	87,731,738	1,601,147	1,277,323	2,859,304
Net asset value price per share*	$8.90	$8.75	$15.83	$7.07	$8.57	$45.76
Maximum sales charge - Class A shares	3.25%	3.25%	5.00%	3.25%	3.25%	5.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$9.20	$9.04	$16.66	$7.31	$8.86	$48.17

Pricing of Class C Shares
Net assets applicable to Class C shares	$3,289,664	$17,579,921	$339,230,981	$593,449	$1,479,253	$70,076,104
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	406,344	2,085,652	21,601,641	84,248	172,676	1,678,037
Net asset value and offering price per share**	$8.10	$8.43	$15.70	$7.04	$8.57	$41.76

Pricing of Class S Shares
Net assets applicable to Class S shares	$—	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$—

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$48,930,806	$210,871,275	$675,228,653	$19,124,831	$233,838,719	$3,178,396,949
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	5,501,923	23,703,093	42,735,364	2,618,173	27,240,796	68,050,607
Net asset value, offering price and redemption price per share	$8.89	$8.90	$15.80	$7.30	$8.58	$46.71

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$—	$—	$—	$—	$40,256,750
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	—	—	886,387
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$45.42

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$78,943,196	$5,643,985	$2,012,686	$69,633,446	$250,603,869	$466,528,306
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	8,877,461	629,716	127,479	9,536,058	29,195,126	9,944,594
Net asset value, offering price and redemption price per share	$8.89	$8.96	$15.79	$7.30	$8.58	$46.91

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$973,669	$—	$23,401,694	$657,775,106
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	61,645	—	2,726,805	13,999,469
Net asset value, offering price and redemption price per share	$—	$—	$15.79	$—	$8.58	$46.99
*	There is no sales load on subscriptions of $1 million or more for all funds except for Active Bond Fund, Ares Credit Opportunities Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund. There is no sales load on subscriptions of $500,000 or more for Active Bond Fund, Ares Credit Opportunities Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund. Redemptions that were part of a $500,000 or $1million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
^	The Shares of beneficial interest outstanding and Net asset value and offering price per share were updated to reflect the effect of a 1 for 0.796098 reverse stock split for Class C shares on October 14, 2022 (See Note 10 in the Notes to Financial Statements).
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone Mid Cap Value Fund	Touchstone Sands Capital International Growth Equity Fund	Touchstone Sands Capital Select Growth Fund^	Touchstone Small Cap Fund	Touchstone Small Cap Value Fund	Touchstone Ultra Short Duration Fixed Income Fund

$14,595,606	$7,176,513	$344,358,746	$7,223,138	$22,213,847	$75,539,936
720,681	1,020,462	33,130,713	562,606	705,346	8,328,112
$20.25	$7.03	$10.39	$12.84	$31.49	$9.07
5.00%	5.00%	5.00%	5.00%	5.00%	2.00%
$21.32	$7.40	$10.94	$13.52	$33.15	$9.26

$2,963,115	$397,943	$18,269,319	$273,423	$322,423	$3,291,764
153,531	55,940	1,769,457	24,301	10,846	362,600
$19.30	$7.11	$10.32	$11.25	$29.73	$9.08

$—	$—	$—	$—	$—	$35,599,173
—	—	—	—	—	3,922,858
$—	$—	$—	$—	$—	$9.07

$326,423,861	$13,869,599	$600,613,690	$88,745,077	$35,327,787	$193,680,121
15,987,369	1,967,494	51,182,822	6,757,597	1,114,263	21,340,643
$20.42	$7.05	$11.73	$13.13	$31.71	$9.08

$—	$—	$200,700,303	$—	$—	$41,800,443
—	—	19,289,125	—	—	4,606,954
$—	$—	$10.40	$—	$—	$9.07

$353,385,556	$2,998	$783,666,288	$34,027,475	$54,448,678	$136,828,171
17,183,301	426	66,610,756	2,599,591	1,712,284	15,092,256
$20.57	$7.04	$11.76	$13.09	$31.80	$9.07

$—	$14,489,789	$351,500,839	$—	$—	$—
—	2,058,781	29,844,961	—	—	—
$—	$7.04	$11.78	$—	$—	$—

Statements of Operations For the Year Ended September 30, 2023
	Touchstone Active Bond Fund	Touchstone Ares Credit Opportunities Fund	Touchstone Dividend Equity Fund	Touchstone High Yield Fund
Investment Income
Dividends*	$192,342	$—	$78,023,085	$215,376
Interest**	11,322,879	24,774,374	—	6,642,248
Income from securities loaned	5,020	122,631	468	42,114
Total Investment Income	11,520,241	24,897,005	78,023,553	6,899,738
Expenses
Investment advisory fees	929,658	1,725,226	14,140,425	568,862
Administration fees	355,038	397,827	3,775,676	143,614
Compliance fees and expenses	3,705	3,705	3,705	3,705
Custody fees	44,337	67,940	40,897	38,578
Professional fees	38,270	79,856	66,472	29,716
Transfer Agent fees, Class A	137,926	107,039	1,283,579	15,332
Transfer Agent fees, Class C	3,710	14,827	396,862	698
Transfer Agent fees, Class S	—	—	—	—
Transfer Agent fees, Class Y	44,090	122,024	577,091	23,022
Transfer Agent fees, Class Z	—	—	—	—
Transfer Agent fees, Institutional Class	12,995	1,517	585	568
Transfer Agent fees, Class R6	—	—	41	—
Registration fees, Class A	23,686	24,171	48,132	14,972
Registration fees, Class C	15,729	16,471	26,881	7,362
Registration fees, Class S	—	—	—	—
Registration fees, Class Y	19,562	45,684	30,440	13,347
Registration fees, Class Z	—	—	—	—
Registration fees, Institutional Class	14,907	7,587	4,379	15,209
Registration fees, Class R6	—	—	7,782	—
Interest expense on securities sold short	—	102,359	—	—
Reports to Shareholders, Class A	14,245	15,121	93,800	3,268
Reports to Shareholders, Class C	2,324	3,376	36,877	2,008
Reports to Shareholders, Class S	—	—	—	—
Reports to Shareholders, Class Y	4,368	15,752	44,404	2,555
Reports to Shareholders, Class Z	—	—	—	—
Reports to Shareholders, Institutional Class	2,682	2,152	2,053	2,107
Reports to Shareholders, Class R6	—	—	2,020	—
Shareholder servicing fees, Class Z	—	—	—	—
Distribution and shareholder servicing expenses, Class A	328,862	285,963	3,767,691	30,243
Distribution and shareholder servicing expenses, Class C	38,838	178,833	4,385,012	6,968
Distribution expenses, Class S	—	—	—	—
Trustee fees	25,835	25,835	25,835	25,835
Other expenses	112,103	106,444	436,008	40,278
Total Expenses	2,172,870	3,349,709	29,196,647	988,247
Fees waived and/or reimbursed by the Adviser and/or Affiliates(A)	(372,221)	(527,992)	(816,205)	(175,654)
Net Expenses	1,800,649	2,821,717	28,380,442	812,593
Net Investment Income (Loss)	9,719,592	22,075,288	49,643,111	6,087,145
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(B)	(11,673,591)	(12,138,743)	65,622,199	(5,774,897)
Net realized gains on securities sold short	—	491,418	—	—
Net realized gains on written options	—	30,402	—	—
Net realized gains on futures contracts	126,217	—	—	—
Net realized gains (losses) on swap agreements	(208,312)	141,596	—	—
Net realized losses on forward foreign currency contracts	—	(472,311)	—	—
Net realized gains on foreign currency transactions	—	60,641	—	—
Net change in unrealized appreciation (depreciation) on investments	8,084,129	14,571,155	251,252,978	10,478,906
Net change in unrealized appreciation (depreciation) on securities sold short	—	(178,132)	—	—
Net change in unrealized appreciation (depreciation) on written options	—	1,600	—	—
Net change in unrealized appreciation (depreciation) on futures contracts	96,795	—	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	(31,774)	(32,840)	—	—
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	266,872	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(5)	102,583	—	—
Net Realized and Unrealized Gains (Losses) on Investments	(3,606,541)	2,844,241	316,875,177	4,704,009
Change in Net Assets Resulting from Operations	$6,113,051	$24,919,529	$366,518,288	$10,791,154
*Net of foreign tax withholding of:	$—	$—	$—	$—
**Net of foreign tax withholding of:	$4,684	$4,777	$—	$—
(A)	See Note 4 in Notes to Financial Statements.
(B)	Net realized gains (losses) on investments includes the realized gains of $(3,435,015), $98,261,144, $22,426,356, $166,911,438, $663,829 and $3,648,195 for the Dividend Equity Fund, the Mid Cap Fund, the Mid Cap Value Fund, the Sands Capital Select Growth Fund, the Small Cap Fund and the Small Cap Value Fund, respectively, for redemption-in-kind activity, which will not be recognized by the Fund for tax purposes.
See accompanying Notes to Financial Statements.

Statements of Operations (Continued)
Touchstone Impact Bond Fund	Touchstone Mid Cap Fund	Touchstone Mid Cap Value Fund	Touchstone Sands Capital International Growth Equity Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Small Cap Fund	Touchstone Small Cap Value Fund	Touchstone Ultra Short Duration Fixed Income Fund

$—	$56,388,961	$14,695,679	$875,242	$7,997,148	$1,536,674	$1,999,713	$80,571
18,372,933	32,714	—	—	1,253	—	—	25,059,172
—	3,265	1,044	6,977	28	628	553	—
18,372,933	56,424,940	14,696,723	882,219	7,998,429	1,537,302	2,000,266	25,139,743

1,305,464	29,188,138	5,807,801	185,336	15,254,859	983,938	1,007,005	1,447,085
710,602	6,154,399	1,071,731	39,468	3,271,465	160,116	163,868	816,925
3,705	3,705	3,705	3,705	3,705	3,705	3,705	3,705
17,646	74,859	18,169	16,235	32,495	6,881	9,972	153,089
40,071	104,538	36,079	37,839	68,202	24,658	27,101	38,206
12,793	172,551	22,051	7,906	361,850	6,127	19,762	48,861
1,376	59,220	3,470	700	22,869	461	411	2,032
—	—	—	—	—	—	—	19,530
169,781	3,455,729	906,366	16,088	477,622	75,904	32,149	152,510
—	57,158	—	—	323,573	—	—	34,905
122,901	269,148	113,025	26	321,114	8,259	26,959	45,094
39	1,909	—	8	168	—	—	—
15,847	20,809	17,003	17,134	25,979	14,861	17,135	23,383
9,728	18,415	12,190	9,934	16,276	8,099	7,122	12,002
—	—	—	—	—	—	—	14,672
32,915	121,660	30,958	22,186	42,046	24,853	23,707	36,542
—	17,230	—	—	16,704	—	—	16,431
23,071	27,024	34,099	1,332	41,124	14,370	25,704	21,365
3,654	55,200	—	3,970	36,654	—	—	—
—	—	—	—	—	—	—	—
4,500	8,619	13,130	2,828	37,277	3,280	5,749	5,568
2,057	7,087	2,280	2,102	5,420	2,005	2,033	2,112
—	—	—	—	—	—	—	4,747
11,180	271,716	73,169	3,704	38,516	9,396	4,582	11,845
—	4,867	—	—	19,849	—	—	4,950
4,208	12,795	35,297	1,971	20,022	2,148	9,324	2,712
1,974	31,954	—	412	4,371	—	—	—
—	100,875	—	—	514,773	—	—	112,670
28,522	309,436	39,008	19,201	867,135	11,832	57,873	244,953
15,795	693,568	39,842	8,834	201,021	2,393	3,096	28,715
—	—	—	—	—	—	—	191,346
25,835	25,835	25,835	25,835	25,835	25,835	25,835	25,835
50,017	796,919	186,457	27,383	1,049,555	28,389	62,078	82,505
2,613,681	42,065,363	8,491,665	454,137	23,100,479	1,417,510	1,535,170	3,604,295
(222,959)	(199,785)	(1,269,687)	(166,941)	(1,219,570)	(281,600)	(196,363)	(535,510)
2,390,722	41,865,578	7,221,978	287,196	21,880,909	1,135,910	1,338,807	3,068,785
15,982,211	14,559,362	7,474,745	595,023	(13,882,480)	401,392	661,459	22,070,958

(2,239,646)	190,084,208	36,760,330	2,389,107	258,369,602	5,144,859	3,803,428	(1,029,657)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	(25,106)	—	—	—	—
(14,080,472)	570,163,404	10,293,772	2,274,059	282,396,129	12,004,467	(736,616)	5,421,829
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(1)	—	—	4,134	—	—	—	—
(16,320,119)	760,247,612	47,054,102	4,642,194	540,765,731	17,149,326	3,066,812	4,392,172
$(337,908)	$774,806,974	$54,528,847	$5,237,217	$526,883,251	$17,550,718	$3,728,271	$26,463,130
$—	$—	$—	$114,217	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—	$—

Statements of Changes in Net Assets
	Touchstone Active Bond Fund		Touchstone Ares Credit Opportunities Fund		Touchstone Dividend Equity Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Operations
Net investment income	$9,719,592	$7,877,820	$22,075,288	$14,650,196	$49,643,111	$53,646,220
Net realized gains (losses) on investments, securities sold short, written options, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	(11,755,686)	(15,153,603)	(11,886,997)	(6,369,406)	65,622,199	129,178,514
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	8,149,145	(50,644,803)	14,731,238	(42,262,705)	251,252,978	(443,882,482)
Change in Net Assets from Operations	6,113,051	(57,920,586)	24,919,529	(33,981,915)	366,518,288	(261,057,748)

Distributions to Shareholders:
Distributed earnings, Class A	(4,845,457)	(4,486,138)	(8,742,821)	(10,184,185)	(78,944,932)	(60,517,485)
Distributed earnings, Class C	(128,800)	(155,959)	(1,355,946)	(1,894,704)	(21,219,539)	(20,012,156)
Distributed earnings, Class Y	(2,051,260)	(2,209,120)	(11,913,987)	(10,225,969)	(43,345,420)	(39,811,139)
Distributed earnings, Class Z	—	—	—	—	—	—
Distributed earnings, Institutional Class	(2,817,303)	(2,857,397)	(266,808)	(296,585)	(156,753)	(26,606)
Distributed earnings, Class R6	—	—	—	—	(86,001)	(18,155)
Return of capital, Class A	—	—	—	(208,087)	—	—
Return of capital, Class C	—	—	—	(38,713)	—	—
Return of capital, Class Y	—	—	—	(208,942)	—	—
Return of capital, Institutional Class	—	—	—	(6,060)	—	—
Total Distributions	(9,842,820)	(9,708,614)	(22,279,562)	(23,063,245)	(143,752,645)	(120,385,541)
Change in Net Assets from Share Transactions(A)	(8,739,032)	(56,833,680)	71,867,177	50,868,017	(461,203,004)	(680,140,322)

Total Increase (Decrease) in Net Assets	(12,468,801)	(124,462,880)	74,507,144	(6,177,143)	(238,437,361)	(1,061,583,611)

Net Assets
Beginning of period	264,069,099	388,531,979	271,089,564	277,266,707	2,644,713,480	3,706,297,091
End of period	$251,600,298	$264,069,099	$345,596,708	$271,089,564	$2,406,276,119	$2,644,713,480
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone High Yield Fund		Touchstone Impact Bond Fund		Touchstone Mid Cap Fund		Touchstone Mid Cap Value Fund
For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022

$6,087,145	$5,441,675	$15,982,211	$9,442,187	$14,559,362	$7,967,043	$7,474,745	$8,047,452
(5,774,897)	(2,307,010)	(2,239,646)	(1,804,552)	190,084,208	210,920,205	36,760,330	46,743,638
10,478,906	(21,160,954)	(14,080,473)	(78,265,538)	570,163,404	(859,804,305)	10,293,772	(127,460,280)
10,791,154	(18,026,289)	(337,908)	(70,627,903)	774,806,974	(640,917,057)	54,528,847	(72,669,190)

(697,795)	(635,363)	(342,282)	(308,245)	(1,555,315)	(4,115,987)	(815,662)	(1,024,882)
(35,389)	(35,370)	(35,048)	(19,672)	(876,818)	(2,578,283)	(235,497)	(262,128)
(1,321,672)	(1,361,171)	(7,568,779)	(4,857,585)	(41,788,857)	(94,122,984)	(21,489,426)	(29,429,809)
—	—	—	—	(529,661)	(1,548,497)	—	—
(4,081,431)	(3,489,266)	(8,476,076)	(5,592,885)	(6,240,039)	(17,280,598)	(20,979,995)	(34,105,495)
—	—	(511,889)	(54)	(9,120,342)	(18,048,845)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(6,136,287)	(5,521,170)	(16,934,074)	(10,778,441)	(60,111,032)	(137,695,194)	(43,520,580)	(64,822,314)
(6,575,222)	(13,278,170)	54,991,481	128,133,121	(178,108,351)	(44,043,632)	(75,544,620)	24,201,005

(1,920,355)	(36,825,629)	37,719,499	46,726,777	536,587,591	(822,655,883)	(64,536,353)	(113,290,499)

102,594,233	139,419,862	482,552,748	435,825,971	4,007,291,481	4,829,947,364	761,904,491	875,194,990
$100,673,878	$102,594,233	$520,272,247	$482,552,748	$4,543,879,072	$4,007,291,481	$697,368,138	$761,904,491

Statements of Changes in Net Assets (Continued)
	Touchstone Sands Capital International Growth Equity Fund		Touchstone Sands Capital Select Growth Fund		Touchstone Small Cap Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Operations
Net investment income (loss)	$595,023	$744,534	$(13,882,480)	$(32,342,865)	$401,392	$202,298
Net realized gains (losses) on investments and foreign currency transactions	2,364,001	(1,296,139)	258,369,602	(272,720,741)	5,144,859	4,588,403
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,278,193	(11,946,812)	282,396,129	(2,963,008,595)	12,004,467	(15,184,808)
Change in Net Assets from Operations	5,237,217	(12,498,417)	526,883,251	(3,268,072,201)	17,550,718	(10,394,107)

Distributions to Shareholders:
Distributed earnings, Class A	(165,048)	(698,433)	—	(87,728,652)	(78,224)	(678,527)
Distributed earnings, Class C	—	(136,481)	—	(8,735,300)	(3,981)	(28,748)
Distributed earnings, Class S	—	—	—	—	—	—
Distributed earnings, Class Y	(393,842)	(1,412,733)	—	(165,283,847)	(1,085,775)	(6,589,242)
Distributed earnings, Class Z	—	—	—	(59,112,671)	—	—
Distributed earnings, Institutional Class	(163,206)	(251)	—	(241,831,240)	(672,297)	(4,725,275)
Distributed earnings, Class R6	—	—	—	(49,261,002)	—	—
Return of capital, Class A	—	—	—	—	—	—
Return of capital, Class C	—	—	—	—	—	—
Return of capital, Class Y	—	—	—	—	—	—
Return of capital, Institutional Class	—	—	—	—	—	—
Total Distributions	(722,096)	(2,247,898)	—	(611,952,712)	(1,840,277)	(12,021,792)
Change in Net Assets from Share Transactions(A)	3,266,955	9,517,569	(494,947,926)	(204,998,792)	24,055,950	17,957,994

Total Increase (Decrease) in Net Assets	7,782,076	(5,228,746)	31,935,325	(4,085,023,705)	39,766,391	(4,457,905)

Net Assets
Beginning of period	28,154,766	33,383,512	2,267,173,860	6,352,197,565	90,502,722	94,960,627
End of period	$35,936,842	$28,154,766	$2,299,109,185	$2,267,173,860	$130,269,113	$90,502,722
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Small Cap Value Fund		Touchstone Ultra Short Duration Fixed Income Fund
For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022

$661,459	$123,824	$22,070,958	$9,015,200
3,803,428	6,334,093	(1,029,657)	(566,755)
(736,616)	(14,047,386)	5,421,829	(14,699,448)
3,728,271	(7,589,469)	26,463,130	(6,251,003)

(4,121)	(40,652)	(3,631,172)	(1,908,884)
—	(365)	(123,431)	(34,489)
—	—	(1,338,680)	(521,248)
(30,685)	(93,549)	(9,003,755)	(4,538,648)
—	—	(1,688,907)	(887,969)
(70,904)	(25,873)	(7,141,156)	(5,753,399)
—	—	—	—
—	(53,341)	—	—
—	(480)	—	—
—	(122,749)	—	—
—	(33,949)	—	—
(105,710)	(370,958)	(22,927,101)	(13,644,637)
45,839,186	(5,338,603)	(220,467,463)	(349,436,215)

49,461,747	(13,299,030)	(216,931,434)	(369,331,855)

62,850,988	76,150,018	703,671,042	1,073,002,897
$112,312,735	$62,850,988	$486,739,608	$703,671,042

Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Active Bond Fund				Touchstone Ares Credit Opportunities Fund
	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	701,985	$6,482,853	957,583	$9,919,979	1,048,381	$9,244,118	2,639,584	$25,845,071
Reinvestment of distributions	477,923	4,391,995	395,728	4,046,156	870,945	7,647,604	921,673	8,914,419
Cost of Shares redeemed	(2,599,418)	(23,908,984)	(3,202,683)	(32,795,091)	(2,538,254)	(22,362,163)	(3,723,221)	(35,720,836)
Change from Class A Share Transactions	(1,419,510)	(13,034,136)	(1,849,372)	(18,828,956)	(618,928)	(5,470,441)	(161,964)	(961,346)
Class C
Proceeds from Shares issued	33,062	279,528	79,703	743,810	613,812	5,232,276	401,575	3,728,162
Reinvestment of distributions	15,191	127,251	16,301	153,510	154,389	1,307,591	195,986	1,843,314
Cost of Shares redeemed	(208,075)	(1,755,105)	(436,459)	(4,114,643)	(787,372)	(6,697,572)	(1,613,128)	(14,997,904)
Change from Class C Share Transactions	(159,822)	(1,348,326)	(340,455)	(3,217,323)	(19,171)	(157,705)	(1,015,567)	(9,426,428)
Class Y
Proceeds from Shares issued	1,110,746	10,282,846	855,970	8,911,215	14,458,165	129,795,693	13,774,144	135,923,029
Reinvestment of distributions	211,257	1,939,470	190,004	1,942,507	1,326,671	11,841,076	1,067,587	10,399,285
Cost of Shares redeemed	(2,026,891)	(18,739,214)	(3,198,427)	(33,186,132)	(7,565,345)	(67,640,669)	(8,938,113)	(85,234,791)
Change from Class Y Share Transactions	(704,888)	(6,516,898)	(2,152,453)	(22,332,410)	8,219,491	73,996,100	5,903,618	61,087,523
Institutional Class
Proceeds from Shares issued	3,674,786	34,110,952	2,468,132	25,699,815	551,587	4,977,060	262,123	2,736,235
Reinvestment of distributions	284,519	2,610,512	244,595	2,496,364	29,674	266,705	30,343	302,575
Cost of Shares redeemed	(2,663,425)	(24,561,136)	(4,095,927)	(40,651,170)	(193,647)	(1,744,542)	(296,440)	(2,870,542)
Change from Institutional Class Share Transactions	1,295,880	12,160,328	(1,383,200)	(12,454,991)	387,614	3,499,223	(3,974)	168,268
Class R6
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—	—	—
Change from Share Transactions	(988,340)	$(8,739,032)	(5,725,480)	$(56,833,680)	7,969,006	$71,867,177	4,722,113	$50,868,017
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Dividend Equity Fund				Touchstone High Yield Fund
For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

9,133,770	$149,424,859	11,750,580	$203,025,882	960,683	$6,804,663	1,703,585	$13,262,426
3,968,436	64,495,430	2,841,172	48,934,804	88,296	626,553	72,853	555,192
(20,596,595)	(337,257,289)	(22,337,515)	(384,510,078)	(1,193,530)	(8,470,386)	(1,841,082)	(14,290,976)
(7,494,389)	(123,337,000)	(7,745,763)	(132,549,392)	(144,551)	(1,039,170)	(64,644)	(473,358)

375,934	6,095,130	537,535	9,218,520	20,211	142,797	81,683	676,334
1,258,395	20,312,459	1,099,871	18,952,270	2,946	20,841	2,706	20,722
(12,394,261)	(200,934,264)	(17,454,612)	(298,835,024)	(42,680)	(303,663)	(81,164)	(647,943)
(10,759,932)	(174,526,675)	(15,817,206)	(270,664,234)	(19,523)	(140,025)	3,225	49,113

3,630,133	59,307,296	4,261,170	73,385,940	1,325,741	9,704,717	286,693	2,317,767
2,108,464	34,206,319	1,816,271	31,267,102	179,191	1,311,911	171,525	1,351,066
(15,747,586)	(257,199,586)	(22,291,593)	(384,019,103)	(2,178,857)	(15,989,945)	(1,414,473)	(11,332,097)
(10,008,989)	(163,685,971)	(16,214,152)	(279,366,061)	(673,925)	(4,973,317)	(956,255)	(7,663,264)

3,205,037	52,232,159	74,586	1,304,989	205,109	1,515,683	1,854,683	14,764,264
4,606	74,646	1,580	26,607	554,680	4,060,544	441,962	3,460,147
(3,142,588)	(51,282,405)	(34,338)	(595,734)	(831,624)	(5,998,937)	(2,839,482)	(23,415,072)
67,055	1,024,400	41,828	735,862	(71,835)	(422,710)	(542,837)	(5,190,661)

10,123	165,596	109,749	1,818,544	—	—	—	—
5,282	85,743	1,165	18,155	—	—	—	—
(56,828)	(929,097)	(7,991)	(133,196)	—	—	—	—
(41,423)	(677,758)	102,923	1,703,503	—	—	—	—
(28,237,678)	$(461,203,004)	(39,632,370)	$(680,140,322)	(909,834)	$(6,575,222)	(1,560,511)	$(13,278,170)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Impact Bond Fund				Touchstone Mid Cap Fund
	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022(A)		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	210,089	$1,872,361	377,375	$3,620,779	649,060	$28,826,970	806,631	$36,571,813
Reinvestment of distributions	27,227	241,722	18,750	184,581	32,166	1,324,422	71,397	3,424,450
Cost of Shares redeemed	(290,960)	(2,585,064)	(767,068)	(7,359,721)	(648,211)	(28,358,687)	(1,010,446)	(44,572,673)
Change from Class A Share Transactions	(53,644)	(470,981)	(370,943)	(3,554,361)	33,015	1,792,705	(132,418)	(4,576,410)
Class C
Proceeds from Shares issued	27,502	246,250	44,867	420,512	262,542	10,711,065	231,373	9,571,863
Reinvestment of distributions	3,612	32,028	1,705	16,769	21,600	818,513	54,254	2,397,489
Cost of Shares redeemed	(18,498)	(163,584)	(41,260)	(395,172)	(452,817)	(18,059,531)	(540,733)	(22,486,612)
Change from Class C Share Transactions	12,616	114,694	5,312	42,109	(168,675)	(6,529,953)	(255,106)	(10,517,260)
Class Y
Proceeds from Shares issued	8,716,760	78,032,049	12,496,494	119,881,821	18,711,876	837,891,526	22,336,268	1,015,673,212
Reinvestment of distributions	825,222	7,335,072	473,335	4,616,308	924,879	38,740,907	1,751,887	85,423,942
Cost of Shares redeemed	(7,744,580)	(69,165,993)	(6,343,321)	(61,579,622)	(22,184,645)	(986,903,115)	(22,546,804)	(1,030,111,093)
Change from Class Y Share Transactions	1,797,402	16,201,128	6,626,508	62,918,507	(2,547,890)	(110,270,682)	1,541,351	70,986,061
Class Z
Proceeds from Shares issued	—	—	—	—	121,238	5,343,875	130,091	5,766,393
Reinvestment of distributions	—	—	—	—	12,847	525,007	32,503	1,546,815
Cost of Shares redeemed	—	—	—	—	(220,182)	(9,632,951)	(368,822)	(16,442,723)
Change from Class Z Share Transactions	—	—	—	—	(86,097)	(3,764,069)	(206,228)	(9,129,515)
Institutional Class
Proceeds from Shares issued	9,007,849	80,101,204	12,052,534	116,919,483	10,157,506	452,106,954	11,899,790	549,099,520
Reinvestment of distributions	720,494	6,403,344	478,417	4,684,703	131,954	5,549,935	284,657	13,929,716
Cost of Shares redeemed	(8,060,077)	(71,717,690)	(5,487,283)	(52,879,874)	(10,610,262)	(468,696,627)	(16,217,258)	(752,215,758)
Change from Institutional Class Share Transactions	1,668,266	14,786,858	7,043,668	68,724,312	(320,802)	(11,039,738)	(4,032,811)	(189,186,522)
Class R6
Proceeds from Shares issued	2,968,049	26,523,017	237	2,500	3,316,011	149,069,605	4,712,206	214,624,639
Reinvestment of distributions	15,496	137,717	6	54	30,863	1,299,019	44,138	2,160,530
Cost of Shares redeemed	(256,983)	(2,300,952)	—	—	(4,416,974)	(198,665,238)	(2,621,084)	(118,405,155)
Change from Class R6 Share Transactions	2,726,562	24,359,782	243	2,554	(1,070,100)	(48,296,614)	2,135,260	98,380,014
Change from Share Transactions	6,151,202	$54,991,481	13,304,788	$128,133,121	(4,160,549)	$(178,108,351)	(949,952)	$(44,043,632)
(A)	Represents the period from commencement of operations (November 22, 2021) through September 30, 2022 for Class R6 shares.
(B)	Represents the period from commencement of operations (August 31, 2023) through September 30, 2023 for Class R6 shares.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Mid Cap Value Fund				Touchstone Sands Capital International Growth Equity Fund
For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2023(B)		For the Year Ended September 30, 2022
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

237,934	$5,073,860	178,116	$4,123,820	110,039	$812,323	116,562	$954,882
34,260	711,225	37,968	887,520	22,885	154,471	73,968	649,137
(198,019)	(4,164,561)	(145,632)	(3,318,663)	(216,669)	(1,569,311)	(209,255)	(1,607,984)
74,175	1,620,524	70,452	1,692,677	(83,745)	(602,517)	(18,725)	(3,965)

28,244	572,306	67,979	1,494,741	3,174	20,838	8,247	68,824
11,712	232,769	11,605	260,768	—	—	15,724	136,482
(94,968)	(1,917,691)	(54,422)	(1,197,286)	(129,830)	(969,135)	(144,085)	(1,170,984)
(55,012)	(1,112,616)	25,162	558,223	(126,656)	(948,297)	(120,114)	(965,678)

3,528,173	74,591,975	3,289,801	76,964,313	255,485	1,846,988	882,406	6,984,426
1,019,703	21,305,963	1,239,623	29,116,578	57,249	386,433	157,788	1,385,068
(5,919,866)	(123,438,369)	(4,051,666)	(93,632,765)	(775,331)	(5,466,599)	(856,963)	(6,436,665)
(1,371,990)	(27,540,431)	477,758	12,448,126	(462,597)	(3,233,178)	183,231	1,932,829

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

6,143,322	130,109,089	4,801,311	112,469,588	697,797	5,086,978	1,100,440	9,428,318
815,809	17,149,947	1,156,963	27,326,336	24,215	163,206	29	251
(9,273,811)	(195,771,133)	(5,581,086)	(130,293,945)	(1,710,896)	(12,784,237)	(111,545)	(874,186)
(2,314,680)	(48,512,097)	377,188	9,501,979	(988,884)	(7,534,053)	988,924	8,554,383

—	—	—	—	2,058,781	15,585,000	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	2,058,781	15,585,000	—	—
(3,667,507)	$(75,544,620)	950,560	$24,201,005	396,899	$3,266,955	1,033,316	$9,517,569

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Sands Capital Select Growth Fund^				Touchstone Small Cap Fund
	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,817,428	$17,756,652	3,523,376	$53,585,937	282,898	$3,741,430	29,607	$398,907
Reinvestment of distributions	—	—	4,519,112	78,722,927	5,950	71,156	47,532	622,960
Cost of Shares redeemed	(7,233,428)	(69,188,926)	(10,318,484)	(133,480,712)	(91,363)	(1,150,402)	(86,799)	(1,094,775)
Change from Class A Share Transactions	(5,416,000)	(51,432,274)	(2,275,996)	(1,171,848)	197,485	2,662,184	(9,660)	(72,908)
Class C
Proceeds from Shares issued	133,400	1,305,737	251,663	3,430,566	11,810	130,998	9,171	104,830
Reinvestment of distributions	—	—	490,793	8,587,815	378	3,981	2,469	28,748
Cost of Shares redeemed	(849,812)	(8,113,817)	(1,782,102)	(25,452,609)	(4,468)	(50,099)	(10,560)	(116,965)
Change from Class C Share Transactions	(716,412)	(6,808,080)	(1,039,646)	(13,434,228)	7,720	84,880	1,080	16,613
Class S
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class S Share Transactions	—	—	—	—	—	—	—	—
Class Y
Proceeds from Shares issued	10,684,298	113,318,127	22,865,882	333,989,648	2,942,642	38,124,552	1,316,326	16,731,539
Reinvestment of distributions	—	—	7,425,758	145,396,335	88,365	1,078,094	488,405	6,524,237
Cost of Shares redeemed	(25,072,578)	(268,598,210)	(42,774,802)	(610,441,703)	(1,030,250)	(13,477,272)	(537,971)	(6,903,222)
Change from Class Y Share Transactions	(14,388,280)	(155,280,083)	(12,483,162)	(131,055,720)	2,000,757	25,725,374	1,266,760	16,352,554
Class Z
Proceeds from Shares issued	453,854	4,430,287	1,962,538	26,430,355	—	—	—	—
Reinvestment of distributions	—	—	3,380,155	58,949,906	—	—	—	—
Cost of Shares redeemed	(5,668,122)	(53,642,802)	(8,475,809)	(107,741,495)	—	—	—	—
Change from Class Z Share Transactions	(5,214,268)	(49,212,515)	(3,133,116)	(22,361,234)	—	—	—	—
Institutional Class
Proceeds from Shares issued	48,862,372	525,452,758	91,188,349	1,146,837,317	318,407	3,953,747	674,179	8,378,000
Reinvestment of distributions	—	—	11,423,614	223,902,843	55,124	670,169	355,283	4,724,892
Cost of Shares redeemed	(71,925,180)	(767,936,700)	(125,778,987)	(1,548,133,917)	(705,382)	(9,040,404)	(885,718)	(11,441,157)
Change from Institutional Class Share Transactions	(23,062,808)	(242,483,942)	(23,167,024)	(177,393,757)	(331,851)	(4,416,488)	143,744	1,661,735
Class R6
Proceeds from Shares issued	8,081,234	89,264,784	19,742,464	266,770,160	—	—	—	—
Reinvestment of distributions	—	—	2,425,351	47,536,886	—	—	—	—
Cost of Shares redeemed	(7,100,239)	(78,995,816)	(15,112,322)	(173,889,051)	—	—	—	—
Change from Class R6 Share Transactions	980,995	10,268,968	7,055,493	140,417,995	—	—	—	—
Change from Share Transactions	(47,816,773)	$(494,947,926)	(35,043,451)	$(204,998,792)	1,874,111	$24,055,950	1,401,924	$17,957,994
^	The September 30, 2023 and September 30, 2022 Class C share amounts relating to Proceeds from Shares issued, Reinvestment of distributions, Cost of Shares redeemed, and Change from Class C Share Transactions as well as Change from Share transactions were updated to reflect the effect of a 1 for 0.796098 reverse stock split for Class C shares on October 14, 2022 (See Note 10 in the Notes to Financial Statements).
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Small Cap Value Fund				Touchstone Ultra Short Duration Fixed Income Fund
For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

14,025	$456,553	24,852	$818,331	2,255,294	$20,324,438	4,600,658	$41,866,137
129	4,019	2,627	91,456	382,000	3,445,484	200,685	1,821,816
(39,115)	(1,258,663)	(54,906)	(1,801,263)	(8,198,132)	(73,903,505)	(6,573,211)	(59,713,757)
(24,961)	(798,091)	(27,427)	(891,476)	(5,560,838)	(50,133,583)	(1,771,868)	(16,025,804)

3,244	98,563	981	30,476	173,382	1,563,481	443,252	4,024,638
—	—	25	845	10,468	94,530	2,359	21,374
(2,335)	(71,329)	(9,147)	(285,716)	(377,159)	(3,399,049)	(350,793)	(3,188,945)
909	27,234	(8,141)	(254,395)	(193,309)	(1,741,038)	94,818	857,067

—	—	—	—	15,966	143,784	14,097	128,000
—	—	—	—	143,348	1,294,155	55,818	506,788
—	—	—	—	(975,095)	(8,791,629)	(1,026,930)	(9,373,454)
—	—	—	—	(815,781)	(7,353,690)	(957,015)	(8,738,666)

119,524	3,902,207	211,395	6,709,161	15,457,511	139,351,355	23,384,051	213,007,246
970	30,495	6,268	214,254	887,509	8,012,776	398,408	3,620,579
(186,446)	(6,060,333)	(318,952)	(10,279,221)	(22,793,855)	(205,592,385)	(28,167,532)	(256,261,950)
(65,952)	(2,127,631)	(101,289)	(3,355,806)	(6,448,835)	(58,228,254)	(4,385,073)	(39,634,125)

—	—	—	—	311,298	2,810,054	1,547,953	14,110,958
—	—	—	—	185,731	1,676,437	97,336	884,392
—	—	—	—	(1,461,843)	(13,182,828)	(4,224,808)	(38,428,153)
—	—	—	—	(964,814)	(8,696,337)	(2,579,519)	(23,432,803)

2,744,901	91,191,122	38,296	1,271,519	5,200,345	46,884,763	12,899,131	118,098,349
2,085	65,643	700	23,622	669,285	6,034,088	575,348	5,232,249
(1,289,599)	(42,519,091)	(64,963)	(2,132,067)	(16,341,527)	(147,233,412)	(42,326,295)	(385,792,482)
1,457,387	48,737,674	(25,967)	(836,926)	(10,471,897)	(94,314,561)	(28,851,816)	(262,461,884)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
1,367,383	$45,839,186	(162,824)	$(5,338,603)	(24,455,474)	$(220,467,463)	(38,450,473)	$(349,436,215)

Financial Highlights
Touchstone Active Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/19	$10.01	$0.27	$0.68	$0.95	$(0.28)	$ —	$(0.28)	$10.68	9.68%	$127,502	0.90%	1.00%	2.68%	235%
09/30/20	10.68	0.28(2)	0.55	0.83	(0.28)	—	(0.28)	11.23	7.91	128,086	0.90	0.95	2.54	261
09/30/21	11.23	0.22(2)	(0.10)	0.12	(0.23)	—	(0.23)	11.12	1.10	186,813	0.90	0.93	1.99	144(3)
09/30/22	11.12	0.23(2)	(2.04)	(1.81)	(0.25)	(0.03)	(0.28)	9.03	(16.52)	135,000	0.85	0.93	2.20	159
09/30/23	9.03	0.34(2)	(0.13)	0.21	(0.34)	—	(0.34)	8.90	2.29	120,437	0.83	0.97	3.66	146
Class C
09/30/19	$9.23	$0.12	$0.68	$0.80	$(0.21)	$ —	$(0.21)	$9.82	8.83%	$11,743	1.65%	1.85%	1.93%	235%
09/30/20	9.82	0.18(2)	0.51	0.69	(0.21)	—	(0.21)	10.30	7.11	5,618	1.65	1.93	1.79	261
09/30/21	10.30	0.13(2)	(0.09)	0.04	(0.16)	—	(0.16)	10.18	0.39	9,229	1.64	1.93	1.25	144(3)
09/30/22	10.18	0.14(2)	(1.87)	(1.73)	(0.18)	(0.03)	(0.21)	8.24	(17.17)	4,667	1.58	1.89	1.46	159
09/30/23	8.24	0.25(2)	(0.11)	0.14	(0.28)	—	(0.28)	8.10	1.65	3,290	1.56	2.15	2.93	146
Class Y
09/30/19	$10.00	$0.31	$0.67	$0.98	$(0.31)	$ —	$(0.31)	$10.67	9.96%	$90,336	0.65%	0.73%	2.93%	235%
09/30/20	10.67	0.30(2)	0.56	0.86	(0.31)	—	(0.31)	11.22	8.18	90,235	0.65	0.73	2.79	261
09/30/21	11.22	0.25(2)	(0.10)	0.15	(0.26)	—	(0.26)	11.11	1.35	92,882	0.65	0.70	2.24	144(3)
09/30/22	11.11	0.25(2)	(2.03)	(1.78)	(0.28)	(0.03)	(0.31)	9.02	(16.32)	56,003	0.60	0.68	2.44	159
09/30/23	9.02	0.36(2)	(0.13)	0.23	(0.36)	—	(0.36)	8.89	2.55	48,931	0.58	0.72	3.91	146
Institutional Class
09/30/19	$10.00	$0.30	$0.69	$0.99	$(0.32)	$ —	$(0.32)	$10.67	10.06%	$96,477	0.57%	0.66%	3.01%	235%
09/30/20	10.67	0.31(2)	0.56	0.87	(0.32)	—	(0.32)	11.22	8.23	134,659	0.57	0.63	2.87	261
09/30/21	11.22	0.26(2)	(0.10)	0.16	(0.27)	—	(0.27)	11.11	1.43	99,607	0.57	0.61	2.32	144(3)
09/30/22	11.11	0.26(2)	(2.04)	(1.78)	(0.28)	(0.03)	(0.31)	9.02	(16.26)	68,399	0.52	0.59	2.53	159
09/30/23	9.02	0.37(2)	(0.13)	0.24	(0.37)	—	(0.37)	8.89	2.63	78,943	0.50	0.63	3.99	146
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The net investment income per share was based on average shares outstanding for the period.
(3)	Portfolio turnover excludes the purchases and sales of securities of the AIG U.S. Government Securities Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Ares Credit Opportunities Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Return of capital	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
06/30/19	$9.96	$0.52	$0.12	$0.64	$(0.54)	$ (0.11)	$—	$(0.65)	$9.95	6.69%	$226	1.55%	7.56%	5.46%	94%
09/30/19(4)	9.95	0.20	0.04	0.24	(0.12)	(0.04)	—	(0.16)	10.03	1.40(5)	7,239	1.18(6)	2.55(6)	5.43(6)	28(5)(7)
09/30/20	10.03	0.57	(0.61)	(0.04)	(0.54)	—	—	(0.54)	9.45	(0.29)	5,597	1.18	1.61	5.90	115
09/30/21	9.45	0.47(8)	1.07	1.54	(0.53)	—	—	(0.53)	10.46	16.67	141,422	1.09	1.32	4.45	135(9)
09/30/22	10.46	0.47(8)	(1.53)	(1.06)	(0.43)	(0.32)	(0.01)	(0.76)	8.64	(10.60)	115,483	1.07	1.26	4.87	72
09/30/23	8.64	0.67(8)	0.12	0.79	(0.68)	—	—	(0.68)	8.75	9.31	111,502	1.07	1.26	7.59	54
Class C
06/30/19	$10.00	$0.43	$0.14	$0.57	$(0.48)	$ (0.11)	$—	$(0.59)	$9.98	5.97%	$127	2.26%	11.81%	4.75%	94%
09/30/19(4)	9.98	0.19	(0.27)	(0.08)	(0.11)	(0.04)	—	(0.15)	9.75	1.15(5)	4,538	1.93(6)	3.62(6)	4.68(6)	28(5)(7)
09/30/20	9.75	0.52	(0.62)	(0.10)	(0.47)	—	—	(0.47)	9.18	(0.98)	2,246	1.93	2.61	5.15	115
09/30/21	9.18	0.40(8)	1.02	1.42	(0.47)	—	—	(0.47)	10.13	15.79	31,605	1.56	2.17	3.98	135(9)
09/30/22	10.13	0.42(8)	(1.47)	(1.05)	(0.40)	(0.32)	(0.01)	(0.73)	8.35	(11.01)	17,575	1.47	2.05	4.47	72
09/30/23	8.35	0.61(8)	0.11	0.72	(0.64)	—	—	(0.64)	8.43	8.91	17,580	1.47	2.07	7.19	54
Class Y
06/30/19	$9.96	$0.60	$0.06	$0.66	$(0.56)	$ (0.11)	$—	$(0.67)	$9.95	7.05%	$11,356	1.09%	1.71%	5.93%	94%
09/30/19(4)	9.95	0.17	0.21	0.38	(0.13)	(0.04)	—	(0.17)	10.16	1.54(5)	47,483	0.93(6)	1.60(6)	5.68(6)	28(5)(7)
09/30/20	10.16	0.59	(0.62)	(0.03)	(0.56)	—	—	(0.56)	9.57	(0.13)	36,558	0.93	1.20	6.15	115
09/30/21	9.57	0.48(8)	1.11	1.59	(0.55)	—	—	(0.55)	10.61	16.98	101,613	0.88	1.07	4.66	135(9)
09/30/22	10.61	0.49(8)	(1.54)	(1.05)	(0.45)	(0.32)	(0.01)	(0.78)	8.78	(10.47)	135,892	0.87	1.02	5.07	72
09/30/23	8.78	0.70(8)	0.12	0.82	(0.70)	—	—	(0.70)	8.90	9.55	210,871	0.87	1.00	7.79	54
Institutional Class
06/30/19	$9.96	$0.58	$0.09	$0.67	$(0.57)	$ (0.11)	$—	$(0.68)	$9.95	7.04%	$47,531	1.24%	1.50%	5.78%	94%
09/30/19(4)	9.95	0.15	0.29	0.44	(0.13)	(0.04)	—	(0.17)	10.22	1.57(5)	48,158	0.83(6)	1.36(6)	5.78(6)	28(5)(7)
09/30/20	10.22	0.61	(0.63)	(0.02)	(0.57)	—	—	(0.57)	9.63	(0.02)	42,982	0.83	1.06	6.25	115
09/30/21	9.63	0.49(8)	1.12	1.61	(0.56)	—	—	(0.56)	10.68	17.07	2,627	0.78	0.97	4.76	135(9)
09/30/22	10.68	0.51(8)	(1.56)	(1.05)	(0.46)	(0.32)	(0.01)	(0.79)	8.84	(10.39)	2,139	0.77	1.15	5.17	72
09/30/23	8.84	0.71(8)	0.11	0.82	(0.70)	—	—	(0.70)	8.96	9.59	5,644	0.77	1.21	7.89	54
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.03%, 1.03%, 1.04%, 1.08%, 1.08% and 1.45%, for Class C was 1.43%, 1.43%, 1.51%, 1.83%, 1.83% and 2.16%, for Class Y was 0.83%, 0.83%, 0.83%, 0.83%, 0.83% and 0.99%, and for Institutional Class was 0.73% 0.73%, 0.73%, 0.73%, 0.73% and 1.14% for the years ended September 30, 2023, 2022, 2021, 2020, for the period ended September 30, 2019, and the year ended June 30, 2019, respectively.
(3)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A was 1.22%, 1.22%, 1.27%, 1.51%, 2.45% and 7.46%, for Class C was 2.03%, 2.01%, 2.12%, 2.51%, 3.52% and 11.71%, for Class Y was 0.96%, 0.98%, 1.02%, 1.10%, 1.50% and 1.61%, and for Institutional Class was 1.17%, 1.11%, 0.92%, 0.96%, 1.26% and 1.40% for the years ended September 30, 2023, 2022, 2021, 2020, for the period ended September 30, 2019, and the year ended June 30, 2019, respectively.
(4)	The Fund changed its fiscal year end from June 30 to September 30.
(5)	Not annualized.
(6)	Annualized.
(7)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Ares Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.
(8)	The net investment income per share was based on average shares outstanding for the period.
(9)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Dynamic Diversified Income Fund and the AIG Senior Floating Rate Fund acquired on June 25, 2021 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Dividend Equity Fund
Period ended	Net asset value at beginning of period	Net investment income(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
10/31/18	$18.81	$0.47	$0.15	$0.62	$(0.44)	$ (1.44)	$(1.88)	$17.55	3.03%	$3,570,189	1.04%	1.04%	2.57%	38%
10/31/19	17.55	0.50	0.39	0.89	(0.49)	(0.78)	(1.27)	17.17	5.42	2,381,987	1.05	1.05	2.90	37
10/31/20	17.17	0.55	(2.42)	(1.87)	(0.60)	(0.58)	(1.18)	14.12	(11.33)	1,666,379	1.09	1.09	3.60	68
09/30/21(3)	14.12	0.29	2.83	3.12	(0.36)	—	(0.36)	16.88	22.13(4)	1,737,804	1.09(5)	1.09(5)	1.91(5)	83(4)(6)
09/30/22	16.88	0.28	(1.87)	(1.59)	(0.30)	(0.31)	(0.61)	14.68	(9.90)	1,398,059	0.99	1.00	1.64	12
09/30/23	14.68	0.31	1.70	2.01	(0.27)	(0.59)	(0.86)	15.83	13.59	1,388,830	0.99	1.02	1.87	13(7)
Class C
10/31/18	$18.65	$0.35	$0.14	$0.49	$(0.32)	$ (1.44)	$(1.76)	$17.38	2.31%	$3,142,587	1.69%	1.69%	1.92%	38%
10/31/19	17.38	0.38	0.39	0.77	(0.37)	(0.78)	(1.15)	17.00	4.78	2,421,728	1.70	1.70	2.27	37
10/31/20	17.00	0.47	(2.40)	(1.93)	(0.50)	(0.58)	(1.08)	13.99	(11.89)	1,117,141	1.74	1.74	2.99	68
09/30/21(3)	13.99	0.19	2.80	2.99	(0.24)	—	(0.24)	16.74	21.38(4)	806,336	1.75(5)	1.77(5)	1.27(5)	83(4)(6)
09/30/22	16.74	0.16	(1.86)	(1.70)	(0.17)	(0.31)	(0.48)	14.56	(10.54)	471,273	1.69	1.76	0.94	12
09/30/23	14.56	0.19	1.69	1.88	(0.15)	(0.59)	(0.74)	15.70	12.79	339,231	1.69	1.78	1.17	13(7)
Class Y
10/31/18	$18.79	$0.51	$0.15	$0.66	$(0.49)	$ (1.44)	$(1.93)	$17.52	3.21%	$5,289,972	0.84%	0.84%	2.77%	38%
10/31/19	17.52	0.53	0.39	0.92	(0.52)	(0.78)	(1.30)	17.14	5.66	4,094,116	0.85	0.85	3.13	37
10/31/20	17.14	0.61	(2.44)	(1.83)	(0.63)	(0.58)	(1.21)	14.10	(11.11)	1,691,794	0.88	0.88	3.83	68
09/30/21(3)(8)	14.10	0.33	2.81	3.14	(0.39)	—	(0.39)	16.85	22.33(4)	1,161,841	0.88(5)	0.88(5)	2.14(5)	83(4)(6)
09/30/22	16.85	0.32	(1.86)	(1.54)	(0.34)	(0.31)	(0.65)	14.66	(9.69)	772,987	0.74	0.74	1.89	12
09/30/23	14.66	0.34	1.70	2.04	(0.31)	(0.59)	(0.90)	15.80	13.89	675,229	0.76	0.76	2.10	13(7)
Institutional Class
09/30/21(3)(9)	$17.02	$0.07	$(0.17)	$(0.10)	$(0.08)	$ —	$(0.08)	$16.84	(0.61)%(4)	$313	0.67%(5)	3.37%(5)	2.01%(5)	83%(4)(6)
09/30/22	16.84	0.33	(1.85)	(1.52)	(0.36)	(0.31)	(0.67)	14.65	(9.62)	885	0.67	1.80	1.97	12
09/30/23	14.65	0.35	1.70	2.05	(0.32)	(0.59)	(0.91)	15.79	13.91	2,013	0.67	0.96	2.19	13(7)
Class R6
09/30/21(3)(10)	$17.34	$0.06	$(0.48)	$(0.42)	$(0.08)	$ —	$(0.08)	$16.84	(2.44)%(4)	$2	0.65%(5)	359.78%(5)	2.26%(5)	83%(4)(6)
09/30/22	16.84	0.32	(1.84)	(1.52)	(0.36)	(0.31)	(0.67)	14.65	(9.56)	1,510	0.65	1.76	1.99	12
09/30/23	14.65	0.36	1.70	2.06	(0.33)	(0.59)	(0.92)	15.79	13.94	974	0.65	1.39	2.20	13(7)
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(3)	The Fund changed its fiscal year end from October 31 to September 30.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover excludes the purchases and sales of securities by the AIG Select Dividend Growth Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(7)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(8)	Effective July 16, 2021, Class W shares of the AIG Focused Dividend Strategy Fund were reorganized into Class Y shares of the Fund.
(9)	Represents the period from commencement of operations (July 19, 2021) through September 30, 2021.
(10)	Represents the period from commencement of operations (August 2, 2021) through September 30, 2021.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone High Yield Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/19	$8.12	$0.40	$0.16	$0.56	$(0.41)	$(0.41)	$8.27	7.08%	$14,642	1.05%	1.28%	4.95%	63%
09/30/20	8.27	0.39	(0.41)	(0.02)	(0.39)	(0.39)	7.86	(0.13)	14,578	1.05	1.25	4.84	89
09/30/21	7.86	0.36	0.48	0.84	(0.37)	(0.37)	8.33	10.84	15,081	1.05	1.21	4.35	96
09/30/22	8.33	0.33	(1.54)	(1.21)	(0.35)	(0.35)	6.77	(14.88)	11,824	1.05	1.26	4.33	57
09/30/23	6.77	0.40(2)	0.31	0.71	(0.41)	(0.41)	7.07	10.69	11,322	1.05	1.35	5.60	70
Class C
09/30/19	$8.10	$0.34	$0.16	$0.50	$(0.35)	$(0.35)	$8.25	6.31%	$4,582	1.80%	2.10%	4.20%	63%
09/30/20	8.25	0.29	(0.37)	(0.08)	(0.33)	(0.33)	7.84	(0.89)	1,250	1.80	2.35	4.09	89
09/30/21	7.84	0.26	0.52	0.78	(0.31)	(0.31)	8.31	10.07	835	1.80	2.83	3.60	96
09/30/22	8.31	0.28	(1.54)	(1.26)	(0.30)	(0.30)	6.75	(15.55)	700	1.80	2.82	3.58	57
09/30/23	6.75	0.34(2)	0.31	0.65	(0.36)	(0.36)	7.04	9.74	593	1.80	3.26	4.85	70
Class Y
09/30/19	$8.35	$0.47	$0.14	$0.61	$(0.44)	$(0.44)	$8.52	7.52%	$44,030	0.80%	0.91%	5.20%	63%
09/30/20	8.52	0.44	(0.45)	(0.01)	(0.42)	(0.42)	8.09	0.02	33,694	0.80	0.89	5.09	89
09/30/21	8.09	0.39	0.50	0.89	(0.40)	(0.40)	8.58	11.18	36,447	0.80	0.89	4.60	96
09/30/22	8.58	0.39	(1.62)	(1.23)	(0.37)	(0.37)	6.98	(14.70)	22,994	0.80	0.96	4.58	57
09/30/23	6.98	0.43(2)	0.32	0.75	(0.43)	(0.43)	7.30	10.92	19,125	0.80	0.99	5.85	70
Institutional Class
09/30/19	$8.35	$0.44	$0.16	$0.60	$(0.44)	$(0.44)	$8.51	7.47%	$135,328	0.72%	0.77%	5.28%	63%
09/30/20	8.51	0.43	(0.42)	0.01	(0.43)	(0.43)	8.09	0.21	135,974	0.72	0.75	5.17	89
09/30/21	8.09	0.40	0.50	0.90	(0.41)	(0.41)	8.58	11.27	87,056	0.72	0.75	4.68	96
09/30/22	8.58	0.37	(1.59)	(1.22)	(0.38)	(0.38)	6.98	(14.63)	67,076	0.72	0.82	4.66	57
09/30/23	6.98	0.43(2)	0.33	0.76	(0.44)	(0.44)	7.30	11.01	69,633	0.72	0.85	5.93	70
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The net investment income per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Impact Bond Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/19	$9.77	$0.23	$0.69	$0.92	$(0.25)	$(0.25)	$10.44	9.59%	$10,083	0.85%	1.19%	2.28%	22%
09/30/20	10.44	0.19	0.37	0.56	(0.20)	(0.20)	10.80	5.46	16,509	0.85	1.03	1.83	21
09/30/21	10.80	0.15	(0.21)	(0.06)	(0.17)	(0.17)	10.57	(0.57)	17,997	0.84	0.93	1.43	24
09/30/22	10.57	0.18	(1.70)	(1.52)	(0.20)	(0.20)	8.85	(14.52)	11,777	0.76	0.93	1.79	19
09/30/23	8.85	0.26	(0.27)	(0.01)	(0.27)	(0.27)	8.57	(0.20)	10,949	0.76	0.96	2.82	15
Class C
09/30/19	$9.75	$0.16	$0.70	$0.86	$(0.18)	$(0.18)	$10.43	8.89%	$1,475	1.60%	2.94%	1.53%	22%
09/30/20	10.43	0.12	0.37	0.49	(0.13)	(0.13)	10.79	4.69	1,737	1.60	2.55	1.08	21
09/30/21	10.79	0.07	(0.21)	(0.14)	(0.09)	(0.09)	10.56	(1.32)	1,635	1.59	2.37	0.68	24
09/30/22	10.56	0.10	(1.69)	(1.59)	(0.13)	(0.13)	8.84	(15.18)	1,415	1.51	2.25	1.04	19
09/30/23	8.84	0.18	(0.25)	(0.07)	(0.20)	(0.20)	8.57	(0.87)	1,479	1.51	2.25	2.07	15
Class Y
09/30/19	$9.78	$0.26	$0.69	$0.95	$(0.28)	$(0.28)	$10.45	9.84%	$95,218	0.60%	0.68%	2.53%	22%
09/30/20	10.45	0.22	0.38	0.60	(0.23)	(0.23)	10.82	5.81	145,821	0.60	0.64	2.08	21
09/30/21	10.82	0.19	(0.22)	(0.03)	(0.20)	(0.20)	10.59	(0.32)	199,280	0.59	0.60	1.68	24
09/30/22	10.59	0.20	(1.70)	(1.50)	(0.23)	(0.23)	8.86	(14.37)	225,457	0.51	0.52	2.04	19
09/30/23	8.86	0.27	(0.26)	0.01	(0.29)	(0.29)	8.58	0.05	233,839	0.51	0.51	3.07	15
Institutional Class
09/30/19	$9.78	$0.27	$0.69	$0.96	$(0.29)	$(0.29)	$10.45	9.95%	$207,462	0.50%	0.60%	2.63%	22%
09/30/20	10.45	0.23	0.38	0.61	(0.24)	(0.24)	10.82	5.92	227,734	0.50	0.59	2.18	21
09/30/21	10.82	0.19	(0.21)	(0.02)	(0.21)	(0.21)	10.59	(0.22)	216,914	0.49	0.57	1.78	24
09/30/22	10.59	0.21	(1.70)	(1.49)	(0.24)	(0.24)	8.86	(14.29)	243,902	0.41	0.49	2.14	19
09/30/23	8.86	0.28	(0.26)	0.02	(0.30)	(0.30)	8.58	0.15	250,604	0.41	0.48	3.17	15
Class R6
09/30/22(2)	$10.51	$0.19	$(1.61)	$(1.42)	$(0.23)	$(0.23)	$8.86	(13.72)%(3)	$2	0.37%(4)	238.46%(4)	2.18%(4)	19%
09/30/23	8.86	0.26	(0.24)	0.02	(0.30)	(0.30)	8.58	0.18	23,402	0.37	0.46	3.21	15
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	Represents the period from commencement of operations (November 22, 2021) through September 30, 2022.
(3)	Not annualized.
(4)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/19	$34.99	$0.05	$5.00	$5.05	$(0.02)	$ (1.15)	$(1.17)	$38.87	15.34%	$61,772	1.23%	1.36%	0.19%	25%
09/30/20	38.87	0.03(4)	1.27	1.30	(0.24)	(0.89)	(1.13)	39.04	3.32	103,964	1.21	1.29	0.08	18
09/30/21	39.04	(0.07)(4)	8.33	8.26	(0.13)	(0.70)	(0.83)	46.47	21.34	137,477	1.22	1.23	(0.15)	21(5)
09/30/22	46.47	(0.05)(4)	(6.26)	(6.31)	(0.15)	(1.21)	(1.36)	38.80	(14.13)	109,653	1.23	1.23	(0.11)	15(5)
09/30/23	38.80	0.02(4)	7.50	7.52	(0.12)	(0.44)	(0.56)	45.76	19.55	130,846	1.22	1.23	0.04	18(5)
Class C
09/30/19	$33.01	$(0.17)	$4.65	$4.48	$—	$ (1.15)	$(1.15)	$36.34	14.48%	$66,855	1.98%	2.07%	(0.56)%	25%
09/30/20	36.34	(0.23)(4)	1.16	0.93	—	(0.89)	(0.89)	36.38	2.54	78,959	1.96	2.00	(0.67)	18
09/30/21	36.38	(0.36)(4)	7.74	7.38	(0.06)	(0.70)	(0.76)	43.00	20.47	90,388	1.93	1.93	(0.86)	21(5)
09/30/22	43.00	(0.34)(4)	(5.74)	(6.08)	(0.07)	(1.21)	(1.28)	35.64	(14.71)	65,812	1.93	1.93	(0.81)	15(5)
09/30/23	35.64	(0.27)(4)	6.88	6.61	(0.05)	(0.44)	(0.49)	41.76	18.70	70,076	1.94	1.94	(0.67)	18(5)
Class Y
09/30/19	$35.33	$0.14	$5.05	$5.19	$(0.04)	$ (1.15)	$(1.19)	$39.33	15.62%	$1,194,001	0.98%	1.07%	0.44%	25%
09/30/20	39.33	0.12(4)	1.28	1.40	(0.29)	(0.89)	(1.18)	39.55	3.57	2,443,232	0.96	1.00	0.33	18
09/30/21	39.55	0.05(4)	8.44	8.49	(0.16)	(0.70)	(0.86)	47.18	21.64	3,258,367	0.97(6)	0.93	0.10	21(5)
09/30/22	47.18	0.08(4)	(6.36)	(6.28)	(0.18)	(1.21)	(1.39)	39.51	(13.87)	2,789,008	0.94(6)	0.95	0.17	15(5)
09/30/23	39.51	0.15(4)	7.64	7.79	(0.15)	(0.44)	(0.59)	46.71	19.90	3,178,397	0.94	0.94	0.33	18(5)
Class Z
09/30/19	$34.78	$0.05	$4.96	$5.01	$(0.02)	$ (1.15)	$(1.17)	$38.62	15.32%	$61,657	1.22%	1.37%	0.19%	25%
09/30/20	38.62	0.03(4)	1.25	1.28	(0.26)	(0.89)	(1.15)	38.75	3.30	77,184	1.21	1.30	0.08	18
09/30/21	38.75	(—)(4)	8.20	8.20	(0.13)	(0.70)	(0.83)	46.12	21.33	54,368	1.22	1.25	(0.15)	21(5)
09/30/22	46.12	(0.05)(4)	(6.21)	(6.26)	(0.14)	(1.21)	(1.35)	38.51	(14.12)	37,449	1.23	1.26	(0.11)	15(5)
09/30/23	38.51	0.02(4)	7.45	7.47	(0.12)	(0.44)	(0.56)	45.42	19.56	40,257	1.22	1.26	0.04	18(5)
Institutional Class
09/30/19	$35.38	$0.15	$5.08	$5.23	$(0.05)	$ (1.15)	$(1.20)	$39.41	15.71%	$245,418	0.91%	0.97%	0.51%	25%
09/30/20	39.41	0.15(4)	1.29	1.44	(0.32)	(0.89)	(1.21)	39.64	3.64	1,142,677	0.89(6)	0.89	0.40	18
09/30/21	39.64	0.10(4)	8.46	8.56	(0.16)	(0.70)	(0.86)	47.34	21.80	676,846	0.85(6)	0.84	0.22	21(5)
09/30/22	47.34	0.11(4)	(6.39)	(6.28)	(0.19)	(1.21)	(1.40)	39.66	(13.82)	407,132	0.87	0.87	0.25	15(5)
09/30/23	39.66	0.17(4)	7.67	7.84	(0.15)	(0.44)	(0.59)	46.91	19.96	466,528	0.88	0.88	0.38	18(5)
Class R6
09/30/21(7)	$45.92	$0.07(4)	$1.36	$1.43	$—	$ —	$—	$47.35	3.11%(8)	$612,500	0.80%(9)	0.82%(9)	0.27%(9)	21%(5)
09/30/22	47.35	0.14(4)	(6.39)	(6.25)	(0.19)	(1.21)	(1.40)	39.70	(13.76)	598,238	0.81	0.82	0.31	15(5)
09/30/23	39.70	0.21(4)	7.68	7.89	(0.16)	(0.44)	(0.60)	46.99	20.07	657,775	0.80	0.83	0.46	18(5)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.21%, 1.21% and 1.21%, for Class C was 1.93%, 1.91% and 1.92, for Class Y was 0.93%, 0.92% and 0.96%, for Class Z was 1.21%, 1.21% and 1.21%, for Institutional Class was 0.87%, 0.85% and 0.84% and for Class R6 was 0.79%, 0.79% and 0.79% for the years ended September 30, 2023, 2022 and 2021.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.22%, 1.21% and 1.22% for Class C was 1.93%, 1.91% and 1.92%, for Class Y was 0.93% 0.93% and 0.92%, for Class Z was 1.25%, 1.24% and 1.24%, for Institutional Class was and 0.87%, 0.85% and 0.83% and for Class R6 was 0.82%, 0.80% and 0.81% for the years ended September 30, 2023, 2022 and 2021.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(6)	Net expenses include amounts recouped by the Adviser.
(7)	Represents the period from commencement of operations (February 22, 2021) through September 30, 2021.
(8)	Not annualized.
(9)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Value Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/19	$18.71	$0.12	$(0.06)	$0.06	$(0.10)	$ (0.76)	$(0.86)	$17.91	0.81%	$10,866	1.22%	1.53%	0.59%	34%
09/30/20	17.91	0.09	(1.20)	(1.11)	(0.09)	—	(0.09)	16.71	(6.20)	9,864	1.22	1.59	0.50	37
09/30/21	16.71	0.01(4)	6.93	6.94	(0.03)	—	(0.03)	23.62	41.59	13,605	1.23	1.55	0.06	33(5)
09/30/22	23.62	0.14(4)	(2.05)	(1.91)	(0.19)	(1.49)	(1.68)	20.03	(9.04)	12,950	1.22	1.44	0.59	27
09/30/23	20.03	0.14(4)	1.26	1.40	(0.06)	(1.12)	(1.18)	20.25	6.86	14,596	1.24	1.51	0.66	21(5)
Class C
09/30/19	$18.20	$(0.12)	$0.05	$(0.07)	$—	$ (0.76)	$(0.76)	$17.37	0.06%	$5,378	1.97%	2.40%	(0.17)%	34%
09/30/20	17.37	(0.24)	(0.96)	(1.20)	—	—	—	16.17	(6.91)	3,296	1.97	2.57	(0.25)	37
09/30/21	16.17	(0.15)(4)	6.71	6.56	—	—	—	22.73	40.57	4,167	1.98	2.36	(0.69)	33(5)
09/30/22	22.73	(0.03)(4)	(1.97)	(2.00)	—	(1.49)	(1.49)	19.24	(9.73)	4,013	1.97	2.26	(0.16)	27
09/30/23	19.24	(0.02)(4)	1.22	1.20	(0.02)	(1.12)	(1.14)	19.30	6.08	2,963	1.99	2.38	(0.09)	21(5)
Class Y
09/30/19	$18.79	$0.14	$(0.04)	$0.10	$(0.14)	$ (0.76)	$(0.90)	$17.99	1.08%	$286,407	0.97%	1.19%	0.84%	34%
09/30/20	17.99	0.12	(1.20)	(1.08)	(0.13)	—	(0.13)	16.78	(5.97)	299,596	0.97	1.22	0.75	37
09/30/21	16.78	0.07(4)	6.96	7.03	(0.06)	—	(0.06)	23.75	41.97	400,865	0.98	1.16	0.31	33(5)
09/30/22	23.75	0.20(4)	(2.06)	(1.86)	(0.25)	(1.49)	(1.74)	20.15	(8.81)	349,756	0.97	1.16	0.84	27
09/30/23	20.15	0.19(4)	1.27	1.46	(0.07)	(1.12)	(1.19)	20.42	7.14	326,424	0.99	1.20	0.91	21(5)
Institutional Class
09/30/19	$18.89	$0.17	$(0.04)	$0.13	$(0.17)	$ (0.76)	$(0.93)	$18.09	1.20%	$453,198	0.84%	0.97%	0.97%	34%
09/30/20	18.09	0.15	(1.22)	(1.07)	(0.15)	—	(0.15)	16.87	(5.86)	370,247	0.84	0.98	0.88	37
09/30/21	16.87	0.10(4)	7.00	7.10	(0.09)	—	(0.09)	23.88	42.16	456,557	0.85	0.97	0.44	33(5)
09/30/22	23.88	0.23(4)	(2.07)	(1.84)	(0.28)	(1.49)	(1.77)	20.27	(8.68)	395,187	0.84	0.95	0.97	27
09/30/23	20.27	0.22(4)	1.28	1.50	(0.08)	(1.12)	(1.20)	20.57	7.29	353,386	0.86	0.97	1.04	21(5)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.22% and 1.22%, for Class C was 1.97% and 1.97%, for Class Y was 0.97% and 0.97% and for Institutional Class was 0.84% and 0.84% for the years ended September 30, 2023 and 2021, respectively.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.49% and 1.54%, for Class C was 2.36% and 2.35%, for Class Y was 1.18% and 1.15% and for Institutional Class was 0.95% and 0.96% for the years ended September 30, 2023 and 2021, respectively.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital International Growth Equity Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/19	$9.58	$0.15	$(0.29)	$(0.14)	$(0.17)	$ (0.77)	$(0.94)	$8.50	(0.81)%	$10,333	1.20%	1.52%	1.71%	123%
09/30/20	8.50	0.03	0.62	0.65	(0.02)	(1.69)	(1.71)	7.44	7.93	11,719	1.17	1.81	0.68	80
09/30/21	7.44	0.12	1.57	1.69	(0.03)	—	(0.03)	9.10	22.73	10,218	1.17	1.64	1.06	52
09/30/22	9.10	0.15	(2.66)	(2.51)	(0.12)	(0.50)	(0.62)	5.97	(29.67)	6,595	1.17	1.59	1.94	32
09/30/23	5.97	0.14(2)	1.08	1.22	(0.16)	—	(0.16)	7.03	20.50	7,177	1.17	1.79	1.93	171
Class C
09/30/19	$9.57	$0.09	$(0.30)	$(0.21)	$(0.11)	$ (0.77)	$(0.88)	$8.48	(1.61)%	$10,691	1.95%	2.16%	1.05%	123%
09/30/20	8.48	(0.03)	0.64	0.61	(—)(3)	(1.69)	(1.69)	7.40	7.35	4,066	1.95	2.56	(0.10)	80
09/30/21	7.40	—	1.61	1.61	—	—	—	9.01	21.76	2,727	1.95	2.56	0.28	52
09/30/22	9.01	0.08	(2.64)	(2.56)	—	(0.50)	(0.50)	5.95	(30.16)	1,086	1.95	2.72	1.16	32
09/30/23	5.95	0.08(2)	1.08	1.16	—	—	—	7.11	19.50	398	1.95	3.62	1.15	171
Class Y
09/30/19	$9.55	$0.18	$(0.30)	$(0.12)	$(0.19)	$ (0.77)	$(0.96)	$8.47	(0.57)%	$16,554	0.95%	1.09%	2.17%	123%
09/30/20	8.47	0.07	0.61	0.68	(0.03)	(1.69)	(1.72)	7.43	8.32	11,550	0.90	1.49	0.95	80
09/30/21	7.43	0.10	1.61	1.71	(0.05)	—	(0.05)	9.09	23.07	20,434	0.90	1.34	1.33	52
09/30/22	9.09	0.18	(2.66)	(2.48)	(0.12)	(0.50)	(0.62)	5.99	(29.43)	14,560	0.90	1.30	2.21	32
09/30/23	5.99	0.16(2)	1.08	1.24	(0.18)	—	(0.18)	7.05	20.86	13,870	0.90	1.46	2.20	171
Institutional Class
09/30/19(4)	$8.05(5)	$(0.01)	$0.45	$0.44	$(0.01)	$ —	$(0.01)	$8.48	5.46%(6)	$3	0.89%(7)	2,643.52%(7)	(0.97)%(7)	123%
09/30/20	8.48	0.07	0.60	0.67	(0.03)	(1.69)	(1.72)	7.43	8.30	3	0.89	314.41	0.96	80
09/30/21	7.43	0.12	1.60	1.72	(0.05)	—	(0.05)	9.10	23.21	4	0.89	255.65	1.34	52
09/30/22	9.10	0.22	(2.70)	(2.48)	(0.14)	(0.50)	(0.64)	5.98	(29.41)	5,913	0.89	1.18	2.22	32
09/30/23	5.98	0.16(2)	1.08	1.24	(0.18)	—	(0.18)	7.04	20.79	3	0.89	1.27	2.17	171
Class R6
09/30/23(8)	$7.66(9)	$0.01(2)	$(0.63)	$(0.62)	$—	$ —	$—	$7.04	(8.09)%(6)	$14,490	0.82%(7)	1.56%(7)	2.27%(7)	171%
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The net investment income per share was based on average shares outstanding for the period.
(3)	Less than $0.005 per share.
(4)	Represents the period from commencement of operations (August 23, 2019) through September 30, 2019.
(5)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on August 23, 2019.
(6)	Not annualized.
(7)	Annualized.
(8)	Represents the period from commencement of operations (August 31, 2023) through September 30, 2023.
(9)	Net asset value at the beginning of period is based on the net asset value of Class I shares on August 31, 2023.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital Select Growth Fund
Period ended	Net asset value at beginning of period	Net investment loss	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/19	$17.73	$(0.06)	$(0.72)	$(0.78)	$ (3.83)	$(3.83)	$13.12	(1.75)%	$89,299	1.44%	1.44%	(1.23)%	25%(4)
09/30/20	13.12	(0.11)(5)	6.58	6.47	(2.37)	(2.37)	17.22	58.43	163,697	1.25(6)	1.24	(0.85)	41(4)
09/30/21	17.22	(0.19)(5)	5.43	5.24	(1.85)	(1.85)	20.61	32.30	841,243	1.06(6)	1.06	(0.96)	35(4)(7)
09/30/22	20.61	(0.13)(5)	(10.02)	(10.15)	(2.16)	(2.16)	8.30	(54.73)	319,960	1.13	1.13	(0.98)	45(4)
09/30/23	8.30	(0.08)(5)	2.17	2.09	—	—	10.39	25.18	344,359	1.16	1.20	(0.83)	27(4)
Class C
09/30/19^	$20.35	$(0.64)	$(0.43)	$(1.07)	$ (4.81)	$(4.81)	$14.47	(2.44)%	$50,079	2.19%	2.21%	(1.98)%	25%(4)
09/30/20^	14.47	(0.23)(5)	7.03	6.80	(2.98)	(2.98)	18.29	57.27	36,065	2.01	2.04	(1.56)	41(4)
09/30/21^	18.29	(0.35)(5)	5.67	5.32	(2.32)	(2.32)	21.29	31.14	75,082	1.86	1.87	(1.75)	35(4)(7)
09/30/22^	21.29	(0.23)(5)	(10.05)	(10.28)	(2.71)	(2.71)	8.30	(55.02)	20,623	1.78	1.94	(1.63)	45(4)
09/30/23^	8.30	(0.14)(5)	2.16	2.02	—	—	10.32	24.48	18,269	1.77	2.05	(1.44)	27(4)
Class Y
09/30/19	$18.73	$(0.14)	$(0.62)	$(0.76)	$ (3.83)	$(3.83)	$14.14	(1.45)%	$1,089,979	1.19%(6)	1.18%	(0.98)%	25%(4)
09/30/20	14.14	(0.09)(5)	7.21	7.12	(2.37)	(2.37)	18.89	58.86	1,565,333	1.00(6)	0.99	(0.58)	41(4)
09/30/21	18.89	(0.16)(5)	5.98	5.82	(1.85)	(1.85)	22.86	32.53	1,784,643	0.85	0.85	(0.74)	35(4)(7)
09/30/22	22.86	(0.11)(5)	(11.24)	(11.35)	(2.16)	(2.16)	9.35	(54.59)	613,010	0.88	0.88	(0.72)	45(4)
09/30/23	9.35	(0.06)(5)	2.44	2.38	—	—	11.73	25.46	600,614	0.92	0.92	(0.58)	27(4)
Class Z
09/30/19	$17.75	$(0.17)	$(0.61)	$(0.78)	$ (3.83)	$(3.83)	$13.14	(1.69)%	$458,996	1.43%	1.49%	(1.22)%	25%(4)
09/30/20	13.14	(0.11)(5)	6.59	6.48	(2.37)	(2.37)	17.25	58.42	491,741	1.24	1.31	(0.82)	41(4)
09/30/21	17.25	(0.20)(5)	5.43	5.23	(1.85)	(1.85)	20.63	32.17	570,206	1.16(6)	1.16	(1.05)	35(4)(7)
09/30/22	20.63	(0.14)(5)	(10.02)	(10.16)	(2.16)	(2.16)	8.31	(54.73)	203,620	1.18	1.19	(1.03)	45(4)
09/30/23	8.31	(0.08)(5)	2.17	2.09	—	—	10.40	25.15	200,700	1.17	1.25	(0.84)	27(4)
Institutional Class
09/30/20(8)	$19.81(9)	$(0.01)(5)	$(0.91)	$(0.92)	$ —	$—	$18.89	(4.64)%(10)	$2	0.81%(11)	1,344.66%(11)	(0.81)%(11)	41%(4)
09/30/21	18.89	(0.15)(5)	5.99	5.84	(1.85)	(1.85)	22.88	32.65	2,582,030	0.79(6)	0.79	(0.69)	35(4)(7)
09/30/22	22.88	(0.10)(5)	(11.26)	(11.36)	(2.16)	(2.16)	9.36	(54.58)	839,599	0.82	0.83	(0.67)	45(4)
09/30/23	9.36	(0.05)(5)	2.45	2.40	—	—	11.76	25.64	783,666	0.81	0.88	(0.48)	27(4)
Class R6
09/30/20(8)	$19.81(9)	$(0.01)(5)	$(0.91)	$(0.92)	$ —	$—	$18.89	(4.64)%(10)	$2	0.75%(11)	3.55%(11)	(0.73)%(11)	41%(4)
09/30/21	18.89	(0.14)(5)	5.98	5.84	(1.85)	(1.85)	22.88	32.65	498,994	0.74	0.75	(0.65)	35(4)(7)
09/30/22	22.88	(0.09)(5)	(11.26)	(11.35)	(2.16)	(2.16)	9.37	(54.58)	270,361	0.76	0.79	(0.61)	45(4)
09/30/23	9.37	(0.05)(5)	2.46	2.41	—	—	11.78	25.76	351,501	0.75	0.84	(0.42)	27(4)
^	Updated to reflect the effect of a 1 for 0.796098 reverse stock split for Class C shares on October 14, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.13%, 1.09%, 1.04%, 1.22% and 1.40%, for Class C was 1.74%, 1.74%, 1.84%, 1.98% and 2.15%, for Class Y was 0.89%, 0.84%, 0.83%, 0.97% and 1.15% and for Class Z was 1.14%, 1.14%, 1.14%, 1.21% and 1.39% for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively. The ratio of net expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.78%, 0.78%, 0.77% and 0.78% and for Class R6 was 0.72%, 0.72%, 0.72% and 0.72% for the years ended September 30, 2023, 2022, 2021 and 2020, respectively.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.17%, 1.09%, 1.04%, 1.21% and 1.40%, for Class C was 2.02%, 1.90%, 1.85%, 2.01% and 2.17%, for Class Y was 0.89%, 0.84%, 0.83%, 0.96% and 1.14% and for Class Z was 1.22%, 1.15%, 1.14%, 1.28% and 1.45% for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively. The ratio of gross expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.85%, 0.79%, 0.77% and 1,344.63% and for Class R6 was 0.81%, 0.75%, 0.73% and 3.52% for the years ended September 30, 2023, 2022, 2021 and 2020, respectively.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(5)	The net investment income per share was based on average shares outstanding for the period.
(6)	Net expenses include amounts recouped by the Adviser.
(7)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Sands Capital Institutional Growth Fund and the AIG Focused Growth Fund acquired on December 11, 2020 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.
(8)	Represents the period from commencement of operations (September 1, 2020) through September 30, 2020.
(9)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on September 1, 2020.
(10)	Not annualized.
(11)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Cap Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/19	$16.24	$—(4)	$(0.49)	$(0.49)	$—	$ (3.40)	$(3.40)	$12.35	0.22%	$3,750	1.39%	2.01%	0.02%	17%(5)
09/30/20	12.35	0.01(6)	(0.98)	(0.97)	—	(1.09)	(1.09)	10.29	(8.92)	4,313	1.27	2.09	0.08	22(5)
09/30/21	10.29	0.05(6)	3.91	3.96	—	(0.20)	(0.20)	14.05	38.68	5,266	1.27	1.78	0.39	33(5)
09/30/22	14.05	(0.01)(6)	(1.21)	(1.22)	(0.03)	(1.78)	(1.81)	11.02	(10.75)	4,022	1.25	1.77	(0.05)	18(5)
09/30/23	11.02	0.01(6)	2.03	2.04	(0.01)	(0.21)	(0.22)	12.84	18.65	7,223	1.24	1.82	0.08	14(5)
Class C
09/30/19	$15.40	$(0.10)	$(0.49)	$(0.59)	$—	$ (3.40)	$(3.40)	$11.41	(0.58)%	$3,356	2.14%	2.64%	(0.73)%	17%(5)
09/30/20	11.41	(0.07)(6)	(0.87)	(0.94)	—	(1.09)	(1.09)	9.38	(9.43)	295	2.02	3.10	(0.68)	22(5)
09/30/21	9.38	(0.04)(6)	3.55	3.51	—	(0.20)	(0.20)	12.69	37.62	197	2.02	4.51	(0.36)	33(5)
09/30/22	12.69	(0.09)(6)	(1.07)	(1.16)	(0.01)	(1.78)	(1.79)	9.74	(11.45)	162	2.00	6.81	(0.80)	18(5)
09/30/23	9.74	(0.07)(6)	1.79	1.72	—	(0.21)	(0.21)	11.25	17.78	273	1.99	6.48	(0.67)	14(5)
Class Y
09/30/19	$16.45	$0.04	$(0.50)	$(0.46)	$—	$ (3.40)	$(3.40)	$12.59	0.44%	$34,709	1.14%	1.31%	0.27%	17%(5)
09/30/20	12.59	0.04(6)	(1.00)	(0.96)	(0.02)	(1.09)	(1.11)	10.52	(8.65)	35,573	1.02	1.32	0.33	22(5)
09/30/21	10.52	0.09(6)	3.98	4.07	(0.11)	(0.20)	(0.31)	14.28	39.02	49,842	1.02	1.25	0.64	33(5)
09/30/22	14.28	0.02(6)	(1.24)	(1.22)	(0.04)	(1.78)	(1.82)	11.24	(10.58)	53,485	1.00	1.23	0.20	18(5)
09/30/23	11.24	0.04(6)	2.08	2.12	(0.02)	(0.21)	(0.23)	13.13	18.99	88,745	0.99	1.21	0.33	14(5)
Institutional Class
09/30/19	$16.40	$0.06	$(0.51)	$(0.45)	$—	$ (3.40)	$(3.40)	$12.55	0.54%	$36,691	1.06%	1.20%	0.35%	17%(5)
09/30/20	12.55	0.04(6)	(0.97)	(0.93)	(0.04)	(1.09)	(1.13)	10.49	(8.57)	33,201	0.94	1.21	0.41	22(5)
09/30/21	10.49	0.10(6)	3.97	4.07	(0.13)	(0.20)	(0.33)	14.23	39.13	39,656	0.94	1.16	0.72	33(5)
09/30/22	14.23	0.04(6)	(1.25)	(1.21)	(0.04)	(1.78)	(1.82)	11.20	(10.52)	32,834	0.92	1.14	0.28	18(5)
09/30/23	11.20	0.05(6)	2.07	2.12	(0.02)	(0.21)	(0.23)	13.09	19.08	34,027	0.91	1.13	0.41	14(5)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.24%, 1.24%, 1.24% and 1.34%, for Class C was 1.99%, 1.99%, 1.99% and 2.09%, for Class Y was 0.99%, 0.99%, 0.99% and 1.09% and for Institutional Class was 0.91%, 0.91%, 0.91% and 1.01% for the years ended September 30, 2022, 2021, 2020 and 2019, respectively.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.76%, 1.75%, 2.06% and 1.96%, for Class C was 6.80%, 4.48%, 3.07% and 2.59%, for Class Y was 1.22%, 1.22%, 1.29% and 1.26% and for Institutional Class was 1.13%, 1.13%, 1.18% and 1.15% for the years ended September 30, 2022, 2021, 2020 and 2019, respectively.
(4)	Less than $0.005 per share.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(6)	The net investment income per share was based on average shares outstanding for the period.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Cap Value Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Return of capital	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/19	$27.91	$0.11	$(2.29)	$(2.18)	$(0.03)	$ (1.70)	$—	$(1.73)	$24.00	(7.37)%	$24,389	1.38%	1.68%	0.19%	28%
09/30/20	24.00	0.03(4)	(3.34)	(3.31)	(0.04)	—	(0.02)	(0.06)	20.63	(13.83)	16,552	1.38	1.58	0.12	41
09/30/21	20.63	(—)(4)	11.98	11.98	(0.08)	—	(0.04)	(0.12)	32.49	57.95	24,620	1.38	1.55	(0.02)	29
09/30/22	32.49	(0.01)(4)	(3.55)	(3.56)	(0.06)	—	(0.07)	(0.13)	28.80	(11.04)	21,034	1.38	1.57	(0.02)	35
09/30/23	28.80	0.09(4)	2.61	2.70	(0.01)	—	—	(0.01)	31.49	9.36	22,214	1.40	1.53	0.29	31(5)
Class C
09/30/19	$27.22	$(0.41)	$(1.90)	$(2.31)	$—	$ (1.70)	$—	$(1.70)	$23.21	(8.07)%	$788	2.13%	3.57%	(0.56)%	28%
09/30/20	23.21	(0.13)(4)	(3.22)	(3.35)	(0.02)	—	—(6)	(0.02)	19.84	(14.46)	453	2.13	4.50	(0.63)	41
09/30/21	19.84	(0.22)(4)	11.50	11.28	(0.04)	—	(0.02)	(0.06)	31.06	56.81	562	2.13	3.71	(0.77)	29
09/30/22	31.06	(0.24)(4)	(3.38)	(3.62)	(0.03)	—	(0.03)	(0.06)	27.38	(11.73)	272	2.13	4.21	(0.77)	35
09/30/23	27.38	(0.14)(4)	2.49	2.35	—	—	—	—	29.73	8.58	322	2.15	5.19	(0.46)	31(5)
Class Y
09/30/19	$27.96	$0.10	$(2.23)	$(2.13)	$(0.08)	$ (1.70)	$—	$(1.78)	$24.05	(7.16)%	$24,921	1.13%	1.30%	0.44%	28%
09/30/20	24.05	0.08(4)	(3.34)	(3.26)	(0.09)	—	(0.03)	(0.12)	20.67	(13.60)	28,435	1.13	1.31	0.37	41
09/30/21	20.67	0.07(4)	12.01	12.08	(0.09)	—	(0.05)	(0.14)	32.61	58.32	41,793	1.13	1.26	0.23	29
09/30/22	32.61	0.08(4)	(3.58)	(3.50)	(0.07)	—	(0.10)	(0.17)	28.94	(10.81)	34,156	1.13	1.27	0.23	35
09/30/23	28.94	0.17(4)	2.63	2.80	(0.03)	—	—	(0.03)	31.71	9.66	35,328	1.15	1.26	0.54	31(5)
Institutional Class
09/30/19	$27.94	$0.18	$(2.27)	$(2.09)	$(0.11)	$ (1.70)	$—	$(1.81)	$24.04	(6.98)%	$40,104	0.98%	1.17%	0.59%	28%
09/30/20	24.04	0.12(4)	(3.33)	(3.21)	(0.11)	—	(0.04)	(0.15)	20.68	(13.42)	7,825	0.98	1.19	0.52	41
09/30/21	20.68	0.11(4)	12.03	12.14	(0.10)	—	(0.05)	(0.15)	32.67	58.59	9,176	0.98	1.25	0.38	29
09/30/22	32.67	0.13(4)	(3.59)	(3.46)	(0.10)	—	(0.12)	(0.22)	28.99	(10.67)	7,389	0.98	1.26	0.38	35
09/30/23	28.99	0.22(4)	2.62	2.84	(0.03)	—	—	(0.03)	31.80	9.81	54,449	1.00	1.20	0.69	31(5)
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.38%, for Class C was 2.13%, for Class Y was 1.13% and for Institutional Class was 0.98% for the year ended September 30, 2023.
(3)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.51%, for Class C was 5.17%, for Class Y was 1.24% and for Institutional Class was 1.18% for the year ended September 30, 2023.
(4)	The net investment income per share was based on average shares outstanding for the period.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(6)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Ultra Short Duration Fixed Income Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
09/30/19	$9.25	$0.23	$0.04	$0.27	$(0.23)	$(0.23)	$9.29	2.95%	$71,684	0.69%	0.80%	2.43%	91%
09/30/20	9.29	0.18	(0.06)	0.12	(0.18)	(0.18)	9.23	1.32	124,233	0.69	0.80	1.84	72
09/30/21	9.23	0.04	0.02	0.06	(0.08)	(0.08)	9.21	0.67	144,172	0.69	0.74	0.40	113
09/30/22	9.21	0.08	(0.15)	(0.07)	(0.13)	(0.13)	9.01	(0.80)	125,115	0.69	0.74	0.81	52
09/30/23	9.01	0.33	0.07	0.40	(0.34)	(0.34)	9.07	4.51	75,540	0.69	0.76	3.57	29
Class C
09/30/19	$9.25	$0.18	$0.04	$0.22	$(0.18)	$(0.18)	$9.29	2.45%	$4,225	1.19%	1.71%	1.93%	91%
09/30/20	9.29	0.12	(0.04)	0.08	(0.13)	(0.13)	9.24	0.93	5,276	1.19	1.60	1.33	72
09/30/21	9.24	(0.01)	0.02	0.01	(0.04)	(0.04)	9.21	0.07	4,249	1.19	1.47	(0.10)	113
09/30/22	9.21	0.03	(0.14)	(0.11)	(0.08)	(0.08)	9.02	(1.18)	5,013	1.19	1.48	0.31	52
09/30/23	9.02	0.28	0.07	0.35	(0.29)	(0.29)	9.08	3.99	3,292	1.19	1.61	3.07	29
Class S
09/30/19	$9.25	$0.21	$0.03	$0.24	$(0.21)	$(0.21)	$9.28	2.59%	$135,565	0.94%	0.99%	2.18%	91%
09/30/20	9.28	0.12	(0.01)	0.11	(0.16)	(0.16)	9.23	1.18	61,464	0.94	0.99	1.58	72
09/30/21	9.23	0.01	0.03	0.04	(0.06)	(0.06)	9.21	0.42	52,456	0.94	0.99	0.15	113
09/30/22	9.21	0.05	(0.15)	(0.10)	(0.10)	(0.10)	9.01	(1.05)	42,709	0.94	0.99	0.56	52
09/30/23	9.01	0.30	0.08	0.38	(0.32)	(0.32)	9.07	4.28	35,599	0.94	1.04	3.32	29
Class Y
09/30/19	$9.25	$0.25	$0.04	$0.29	$(0.25)	$(0.25)	$9.29	3.21%	$305,997	0.44%	0.51%	2.68%	91%
09/30/20	9.29	0.19	(0.05)	0.14	(0.20)	(0.20)	9.23	1.57	292,708	0.44	0.51	2.09	72
09/30/21	9.23	0.06	0.03	0.09	(0.11)	(0.11)	9.21	0.92	296,363	0.44	0.50	0.65	113
09/30/22	9.21	0.10	(0.15)	(0.05)	(0.15)	(0.15)	9.01	(0.55)	250,473	0.44	0.50	1.06	52
09/30/23	9.01	0.35	0.08	0.43	(0.36)	(0.36)	9.08	4.88	193,680	0.44	0.52	3.82	29
Class Z
09/30/19	$9.25	$0.23	$0.04	$0.27	$(0.23)	$(0.23)	$9.29	2.95%	$128,199	0.69%	0.77%	2.43%	91%
09/30/20	9.29	0.17	(0.05)	0.12	(0.18)	(0.18)	9.23	1.32	86,018	0.69	0.79	1.83	72
09/30/21	9.23	0.03	0.03	0.06	(0.08)	(0.08)	9.21	0.68	75,058	0.69	0.78	0.40	113
09/30/22	9.21	0.10	(0.17)	(0.07)	(0.13)	(0.13)	9.01	(0.80)	50,209	0.69	0.79	0.81	52
09/30/23	9.01	0.32	0.08	0.40	(0.34)	(0.34)	9.07	4.51	41,800	0.69	0.81	3.57	29
Institutional Class
09/30/19	$9.25	$0.26	$0.03	$0.29	$(0.26)	$(0.26)	$9.28	3.17%	$362,921	0.39%	0.46%	2.73%	91%
09/30/20	9.28	0.20	(0.05)	0.15	(0.21)	(0.21)	9.22	1.63	417,011	0.39	0.46	2.13	72
09/30/21	9.22	0.07	0.02	0.09	(0.11)	(0.11)	9.20	0.98	500,705	0.39	0.45	0.70	113
09/30/22	9.20	0.13	(0.18)	(0.05)	(0.15)	(0.15)	9.00	(0.50)	230,153	0.39	0.46	1.11	52
09/30/23	9.00	0.36	0.08	0.44	(0.37)	(0.37)	9.07	4.94	136,828	0.39	0.47	3.87	29
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
September 30, 2023
1. Organization
The Touchstone Funds Group Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated October 25, 1993. The Trust consists of the following twelve funds (individually, a “Fund,” and collectively, the “Funds”):
Touchstone Active Bond Fund ("Active Bond Fund”)
Touchstone Ares Credit Opportunities Fund ("Ares Credit Opportunities Fund”)
Touchstone Dividend Equity Fund ("Dividend Equity Fund”)
Touchstone High Yield Fund ("High Yield Fund”)
Touchstone Impact Bond Fund ("Impact Bond Fund”)
Touchstone Mid Cap Fund ("Mid Cap Fund”)
Touchstone Mid Cap Value Fund ("Mid Cap Value Fund”)
Touchstone Sands Capital International Growth Equity Fund (formerly Touchstone International ESG Equity Fund) ("Sands Capital International Growth Equity Fund”)
Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund”)
Touchstone Small Cap Fund ("Small Cap Fund”)
Touchstone Small Cap Value Fund ("Small Cap Value Fund”)
Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fixed Income Fund”)
Each Fund is diversified, with the exception of the Sands Capital Select Growth Fund which is non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6
Active Bond Fund	X	X		X		X
Ares Credit Opportunities Fund	X	X		X		X
Dividend Equity Fund	X	X		X		X	X
High Yield Fund	X	X		X		X
Impact Bond Fund	X	X		X		X	X
Mid Cap Fund	X	X		X	X	X	X
Mid Cap Value Fund	X	X		X		X
Sands Capital International Growth Equity Fund	X	X		X		X	X
Sands Capital Select Growth Fund	X	X		X	X	X	X
Small Cap Fund	X	X		X		X
Small Cap Value Fund	X	X		X		X
Ultra Short Duration Fixed Income Fund	X	X	X	X	X	X
The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements (Continued)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of September 30, 2023, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, credit quality and/or sector allocation. The Ares Credit Opportunities Fund held a Level 3 categorized security during the year ended September 30, 2023.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds' valuation policies and procedures established by Touchstone Advisors, Inc. (the “Adviser”) and adopted by the Funds' Board of Trustees (the “Board”), and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE.  Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and are categorized in Level 2.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by the Adviser and adopted by the Funds' Board and are generally categorized in Level 3.
Bank Loans – The Active Bond Fund, Ares Credit Opportunities Fund and Ultra Short Duration Fixed Income Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan

Notes to Financial Statements (Continued)
Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London Interbank Offered Rate (“LIBOR”).
The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents fair value of the unfunded portion of the Fund’s bank loans.
As of September 30, 2023, the Ares Credit Opportunities Fund had no unfunded loan commitment.
Collateralized Loan Obligations — The Active Bond Fund, Ares Credit Opportunities Fund and Ultra Short Duration Fixed Income Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Securities sold short — The Funds may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of September 30, 2023, the Ares Credit Opportunities Fund had securities sold short as shown on the Portfolio of Investments.
Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as

Notes to Financial Statements (Continued)
writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited. As of September 30, 2023, the Ares Credit Opportunities Fund had purchased options and written options as shown in the Portfolio of Investments.
Warrants — The Funds may invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the holder the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds have no obligation to exercise the warrant and buy the stock.
Futures Contracts — The Active Bond Fund and Ares Credit Opportunities Fund may buy and sell futures contracts and related options to manage their exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under a contract with a futures commission merchant.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of September 30, 2023, the Active Bond Fund held futures contracts as shown on the Portfolio of Investments and the Ares Credit Opportunities Fund did not hold any futures contracts.
Swap Contracts — The Active Bond Fund and Ares Credit Opportunities Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, bilateral swap agreements and OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, central clearing of swap agreements is currently required for certain market participants trading certain

Notes to Financial Statements (Continued)
instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency or clearing member, are posted at a clearing broker in accordance with CFTC or the applicable regulator's regulations. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will only enter into a swap agreement subject to the regulatory limitations set forth in Rule 18f-4 under the 1940 Act (the "Derivatives Rule").
As of September 30, 2023, the Active Bond Fund and Ares Credit Opportunities Fund held swap agreements as shown on the
Portfolio of Investments.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Forward foreign currency contracts — The Active Bond Fund and the Ares Credit Opportunities Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Fund’s total return, and the potential for losses in excess of a Fund’s initial investment.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.
During the year ended September 30, 2023, the Ares Credit Opportunities Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and/or adjust exposure to foreign currencies.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Master Limited Partnership — The Funds may invest in Master Limited Partnership (“MLP”) common units that represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have

Notes to Financial Statements (Continued)
arrearage rights. Distributions received from MLPs generally are comprised of income and return of capital. Investment income and return of capital are recorded based on estimates made at the time distributions are received. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.
Pay-In-Kind (“PIK”) Bonds — PIK bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. PIK bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.
Derivative instruments and hedging activities — The Active Bond Fund and the Ares Credit Opportunities Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and variation margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA  Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of September 30, 2023, the Funds' assets and liabilities that were subject to a MNA on a gross basis were as follows:
	Assets	Liabilities
Ares Credit Opportunities Fund
Forwards - Foreign Currency Contracts	$133,405	$—
Total	$133,405	$—

Notes to Financial Statements (Continued)
The following table presents the Ares Credit Opportunities Fund's assets and liabilities net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of September 30, 2023:
Counterparty	Derivative Type	Gross Amount of Recognized Assets	Gross Amount Available for Offset in Statement of Assets and Liabilities	Non-Cash Collateral Received	Cash Collateral Received	Net Amount(A)
Wells Fargo	Forward-Foreign Currency Contracts	$133,405	$—	$—	$—	$133,405
(A)	Net amount represents the net amount receivable from the counterparty in the event of default.
The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of September 30, 2023:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Active Bond Fund	Swap Agreements - Credit Contracts*	$—	$31,774
	Futures Contracts - Interest Rate Contracts**	196,127	90,288
Ares Credit Opportunities Fund	Purchased Options - Equity Contracts***	145,510	—
	Written Options - Equity Contracts****	—	3,200
	Forwards - Foreign Currency Contracts*****	133,405	—
	Swap Agreements - Credit Contracts*	7,937	—
*	Statements of Assets and Liabilities Location: Payable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).
**	Statements of Assets and Liabilities Location: Receivable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.
***	Statements of Assets and Liabilities Location: Investments, at market value.
****	Statements of Assets and Liabilities Location: Written options, at market value.
*****	Statements of Assets and Liabilities Location: Unrealized appreciation (depreciation) on forward foreign currency contracts.
The following table sets forth the effect of the Funds' derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended September 30, 2023:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Active Bond Fund	Futures - Interest Rate Contracts*	$126,217	$96,795
	Swap Agreements - Credit Contracts**	(208,312)	(31,774)
Ares Credit Opportunities Fund	Purchased Options - Equity Contracts***	(69,528)	—
	Written Options - Equity Contracts****	30,402	1,600
	Forwards - Foreign Currency Exchange Contracts*****	(472,311)	266,872
	Swap Agreements - Credit Contracts**	141,596	(32,840)
*	Statements of Operations Location: Net realized gains on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.
**	Statements of Operations Location: Net realized gains (losses) on swap agreements and Net change in unrealized appreciation (depreciation) on swap agreements, respectively.
***	Statements of Operations Location: Net realized gains (losses) on investments and Net change in unrealized appreciation (depreciation) on investments, respectively.
****	Statements of Operations Location: Net realized gains on written options and net change in unrealized appreciation (depreciation) on written options, respectively.
*****	Statements of Operations Location: Net realized losses on forward foreign currency contracts and Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, respectively.

Notes to Financial Statements (Continued)
For the year ended September 30, 2023, the average quarterly balances of outstanding derivative financial instruments for the Active Bond Fund and Ares Credit Opportunities Fund were as follows:
	Active Bond Fund	Ares Credit Opportunities Fund
Equity Contracts:
Purchased Options - Cost	$—	$28,335
Written Options - Premiums received	—	4,480
Credit Contracts:
Credit Default Swaps (buy protection) - Notional value	6,129,000	766,241
Credit Default Swaps (sell protection) - Notional value	—	350,000
Forward currency exchange contracts:
U.S. dollar amount received	—	6,951,324
Interest Rate Contracts:
Futures Contracts (long) - Notional Value	35,917,260	—
Futures Contracts (short) - Notional Value	6,290,602	—
Portfolio securities loaned — The Funds may lend their portfolio securities, with the exception of the Ultra Short Duration Fixed Income Fund. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of September 30, 2023, the following Funds loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Active Bond Fund	Corporate Bonds	$522,738	$543,965	$21,227
Ares Credit Opportunities Fund	Common Stocks	167,688	173,400	5,712
	Corporate Bonds	4,424,253	4,623,276	199,023
Total Ares Credit Opportunities Fund		4,591,941	4,796,676	204,735
High Yield Fund	Corporate Bonds	1,226,467	1,262,665	36,198
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (received from) the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. When-issued or delayed delivery transactions physically settling within 35-days are deemed not to involve a senior security. When-issued or delayed delivery transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule.

Notes to Financial Statements (Continued)
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the equity funds (all of the Funds except the Active Bond Fund, Ares Credit Opportunities Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the Active Bond Fund, Ares Credit Opportunities Fund, High Yield Fund and Impact Bond Fund is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). The maximum offering price per share of Class A shares of the Ultra Short Duration Fixed Income Fund is equal to the NAV per share plus sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Classes C, S, Y, Z, Institutional Class and R6 shares of the Funds is equal to the NAV per share.
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least $1 million for equity funds or $500,000 for fixed income funds where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, for equity or fixed income funds, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Mid Cap Fund, Sands Capital International Growth Equity Fund, Sands Capital Select Growth Fund, and Small Cap Fund distribute their income, if any, annually, as a dividend to shareholders. The Dividend Equity Fund, Mid Cap Value Fund, and Small Cap Value Fund declare and distribute their income, if any, quarterly, as a dividend to shareholders. The Active Bond Fund, Ares Credit Opportunities Fund, High Yield Fund and Impact Bond Fund declare and distribute their income, if any, monthly, as a dividend to shareholders. The Ultra Short Duration Fixed Income Fund declares its income, if any, daily, and distributes such income monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR was a measure of the average interest rate at which major

Notes to Financial Statements (Continued)
global banks can borrow from one another. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities on June 30, 2023. In addition, the U.K. Financial Conduct Authority has required the ICE Benchmark Administration Limited to continue publishing a subset of U.S. dollar LIBOR settings on a "synthetic" basis through March 2024 for the three-month sterling LIBOR setting and September 2024 for the one-, three- and six-month sterling LIBOR settings. All other market participants adopted alternative rates such as Secured Overnight Financing Rate (“SOFR”) or otherwise amended such financial instruments to include fallback provisions and other measures that contemplated the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and required changes to the applicable spreads. The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the fund’s performance.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2023:
	Active Bond Fund	Ares Credit Opportunities Fund	Dividend Equity Fund*	High Yield Fund	Impact Bond Fund	Mid Cap Fund*
Purchases of investment securities	$49,253,052	$217,083,476	$344,683,450	$66,378,251	$55,182,922	$785,164,080
Proceeds from sales and maturities	$69,104,307	$149,120,188	$850,168,248	$74,944,531	$22,948,034	$799,062,696
	Mid Cap Value Fund*	Sands Capital International Growth Equity Fund	Sands Capital Select Growth Fund*	Small Cap Fund*	Small Cap Value Fund*	Ultra Short Duration Fixed Income Fund
Purchases of investment securities	$161,373,755	$50,516,312	$617,429,607	$41,779,418	$91,715,223	$149,258,866
Proceeds from sales and maturities	$208,834,515	$47,643,998	$711,332,303	$15,969,894	$36,102,185	$368,502,250
*	The Dividend Equity Fund, the Mid Cap Fund, the Mid Cap Value Fund, the Sands Capital Select Growth Fund, the Small Cap Fund and the Small Cap Value Fund had redemption-in-kinds out of the Fund of $47,216,480, $284,148,925, $65,631,348, $428,687,392, $1,972,377 and $11,768,492, respectively, which are excluded from the proceeds from sales and maturities.
For the year ended September 30, 2023, purchases and proceeds from sales and maturities in U.S. Government Securities were $316,347,965 and $310,686,249, respectively, for the Active Bond Fund, $4,039,227 and $1,938,430, respectively, for the High Yield Fund, $83,423,276, and $54,338,731, respectively, for the Impact Bond Fund and $0 and $20,765,830, respectively, for the Ultra Short Duration Fixed Income Fund. There were no purchases or proceeds from sales and maturities of U.S. Government Securities by the remaining Funds for the year ended September 30, 2023.
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Adviser, Touchstone Securities, Inc. (the “Distributor”), or The Bank of New York Mellon (“BNY Mellon”), the sub-administrator to the Funds. Such officers receive no compensation from the Trust. The Adviser and the Distributor are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. ("Western & Southern").
On behalf of the Funds, the Adviser pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Adviser is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $310,020 for the Funds’ Board for the year ended September 30, 2023.

Notes to Financial Statements (Continued)
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Active Bond Fund	0.38% on the first $200 million 0.30% on such assets over $200 million
Ares Credit Opportunities Fund	0.60% on all assets
Dividend Equity Fund	0.55% on the first $1 billion 0.50% on such assets over $1 billion
High Yield Fund	0.60% on the first $50 million 0.50% on the next $250 million 0.45% on such assets over $300 million
Impact Bond Fund	0.30% on the first $200 million 0.225% on such assets over $200 million
Mid Cap Fund	0.80% on the first $1 billion 0.70% on the next $500 million 0.60% on such assets over $1.5 billion
Mid Cap Value Fund	0.75% on all assets
Sands Capital International Growth Equity Fund	0.65% on the first $1 billion 0.60% on such assets over $1 billion
Sands Capital Select Growth Fund	0.70% on the first $1 billion 0.65% on the next $500 million 0.60% on the next $500 million 0.55% on such assets over $2 billion
Small Cap Fund	0.85% on the first $250 million 0.80% on the next $250 million 0.70% on such assets over $500 million
Small Cap Value Fund	0.85% on all assets
Ultra Short Duration Fixed Income Fund*	0.18% on the first $500 million 0.16% on such assets over $500 million
* Prior to September 1, 2023, the Fund paid 0.25% on all assets.
The Adviser has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Adviser”):
Ares Capital Management II LLC	The London Company
Ares Credit Opportunities Fund	Mid Cap Fund
EARNEST Partners LLC	Small Cap Fund
Impact Bond Fund	Sands Capital Management, LLC
Fort Washington Investment Advisors, Inc.*	Sands Capital International Growth Equity Fund**
Active Bond Fund	Sands Capital Select Growth Fund
Dividend Equity Fund
High Yield Fund
Ultra Short Duration Fixed Income Fund
Leeward Investments, LLC
Mid Cap Value Fund
Small Cap Value Fund
*Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.
** Prior to September 1, 2023, the sub-advisor was Rockefeller & Co. LLC.
The Adviser pays sub-advisory fees to each Sub-Adviser from its advisory fee.
The Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds.

Notes to Financial Statements (Continued)
The Adviser has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6	Termination Date
Active Bond Fund	0.83%	1.56%	—	0.58%	—	0.50%	—	January 29, 2024
Ares Credit Opportunities Fund	1.03%	1.43%	—	0.83%	—	0.73%	—	January 29, 2024
Dividend Equity Fund	0.99%	1.69%	—	0.77%	—	0.67%	0.65%	January 29, 2024
High Yield Fund	1.05%	1.80%	—	0.80%	—	0.72%	—	January 29, 2024
Impact Bond Fund	0.76%	1.51%	—	0.51%	—	0.41%	0.37%	January 29, 2024
Mid Cap Fund	1.21%	1.96%	—	0.96%	1.21%	0.89%	0.79%	January 29, 2024
Mid Cap Value Fund	1.22%	1.97%	—	0.97%	—	0.84%	—	January 29, 2024
Sands Capital International Growth Equity Fund*	1.17%	1.95%	—	0.90%	—	0.86%	0.82%	September 29, 2024
Sands Capital Select Growth Fund	1.13%	1.74%	—	0.90%	1.14%	0.78%	0.72%	January 29, 2024
Small Cap Fund	1.24%	1.99%	—	0.99%	—	0.91%	—	January 29, 2024
Small Cap Value Fund	1.38%	2.13%	—	1.13%	—	0.98%	—	January 29, 2024
Ultra Short Duration Fixed Income Fund**	0.65%	1.15%	0.90%	0.40%	0.65%	0.35%	—	September 29, 2024
*	Prior to August 31, 2023, the expense limitation for Institutional Class shares was 0.89%.
**	Prior to September 1, 2023, the expense limitations for Classes A, C, S, Y, Z and Institutional Class shares were 0.69%, 1.19%, 0.94%, 0.44%, 0.69% and 0.39%, respectively.
The Expense Limitation Agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.
During the year ended September 30, 2023, the Adviser or its affiliates waived or reimbursed investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Active Bond Fund	$—	$64,784	$307,437	$372,221
Ares Credit Opportunities Fund	—	14,299	513,693	527,992
Dividend Equity Fund	—	378	815,827	816,205
High Yield Fund	—	72,689	102,965	175,654
Impact Bond Fund	—	30,439	192,520	222,959
Mid Cap Fund	—	86,898	112,887	199,785
Mid Cap Value Fund	—	254,911	1,014,776	1,269,687
Sands Capital International Growth Equity Fund	—	28,321	138,620	166,941
Sands Capital Select Growth Fund	—	431,820	787,750	1,219,570
Small Cap Fund	—	103,568	178,032	281,600
Small Cap Value Fund	—	54,829	141,534	196,363
Ultra Short Duration Fixed Income Fund	—	85,231	450,279	535,510
Under the terms of the Expense Limitation Agreement, the Adviser is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Adviser only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Adviser and the Fund's current expense limitation.
As of September 30, 2023, the Adviser may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before September 30, 2024	Expires on or before September 30, 2025	Expires on or before September 30, 2026	Total
Active Bond Fund	$91,314	$129,291	$163,390	$383,995
Ares Credit Opportunities Fund	179,639	220,343	209,014	608,996
Dividend Equity Fund	2,947	15,147	17,239	35,333
High Yield Fund	72,946	124,409	138,443	335,798
Impact Bond Fund	185,879	199,976	188,452	574,307
Mid Cap Fund	7,225	77,736	191,897	276,858

Notes to Financial Statements (Continued)
Fund	Expires on or before September 30, 2024	Expires on or before September 30, 2025	Expires on or before September 30, 2026	Total
Mid Cap Value Fund	$1,228,808	$1,249,338	$1,215,259	$3,693,405
Sands Capital International Growth Equity Fund	110,488	107,560	138,906	356,954
Sands Capital Select Growth Fund	17,026	415,611	1,015,554	1,448,191
Small Cap Fund	217,704	223,917	267,374	708,995
Small Cap Value Fund	78,571	88,081	163,082	329,734
Ultra Short Duration Fixed Income Fund	480,103	473,831	405,681	1,359,615
The Adviser did not recoup any amounts it previously waived or reimbursed during the year ended September 30, 2023.
ADMINISTRATION AGREEMENT
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission ("SEC") and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Adviser’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the sub-administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Adviser, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. ("Transfer Agent"), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Adviser for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares (except the Ultra Short Duration Fixed Income Fund) pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Ultra Short Duration Fixed Income Fund has limited the amount of the 12b-1 fees for Class C shares to 0.75% of average daily net assets. Under the Class S plan, the Ultra Short Duration Fixed Income Fund pays an annual shareholder servicing fee not to exceed 0.50% of average daily net assets that are attributable to Class S shares (of which up to 0.25% is a distribution fee and up to 0.25% is a shareholder servicing fee). Under the Class Z plan, each Fund offering Class Z

Notes to Financial Statements (Continued)
shares pays an annual shareholder servicing fee not to exceed 0.25% of average daily net assets that are attributable to Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.
DISTRIBUTION AGREEMENT
The Distributor is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Distribution Agreement between the  Trust and the Distributor, the Distributor earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Distributor and the Adviser, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Distributor and its affiliate during the year ended September 30, 2023:
Fund	Amount
Active Bond Fund	$ 4,772
Ares Credit Opportunities Fund	5,604
Dividend Equity Fund	21,705
High Yield Fund	1,088
Impact Bond Fund	260
Mid Cap Fund	14,823
Mid Cap Value Fund	2,339
Sands Capital International Growth Equity Fund	160
Sands Capital Select Growth Fund	13,814
Small Cap Fund	967
Small Cap Value Fund	159
Ultra Short Duration Fixed Income Fund	2,551
In addition, the Distributor collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended September 30, 2023:
Fund	Class A	Class C
Active Bond Fund	$ 154	$ 191
Ares Credit Opportunities Fund	—	1,249
Dividend Equity Fund	53	1,498
Mid Cap Fund	7	42
Mid Cap Value Fund	—	3
Sands Capital Select Growth Fund	—	217
Ultra Short Duration Fixed Income Fund	1	2,465
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. During the year ended September 30, 2023, the Funds did not engage in any Rule 17a-7 transactions.
5. Liquidity
ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

Notes to Financial Statements (Continued)
During the year ended September 30, 2023, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:
Fund	Shares ReFlow Subscribed to	Redemptions-in-kind
Dividend Equity Fund	3,121,379	$ 47,216,480
Mid Cap Fund	8,162,628	284,148,925
Mid Cap Value Fund	3,467,998	65,631,348
Sands Capital Select Growth Fund	41,394,282	414,340,792
Small Cap Fund	205,544	1,972,377
Small Cap Value Fund	426,803	11,768,492
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year ended September 30, 2023, the following Funds participated as lenders in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:
Fund	Daily Average Amount Loaned	Weighted Average Interest Rate	Interest Income*
Mid Cap Fund	$ 654,104	4.88%	$ 32,714
Sands Capital Select Growth Fund	$ 25,705	4.70%	$ 1,253
*	Included in Interest in the Statements of Operations.
During the year ended September 30, 2023, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
Active Bond Fund	$ 23,129	4.39%	$ 1,030
Dividend Equity Fund	$ 596,519	5.02%	$ 30,384
Impact Bond Fund	$ 5,847	4.33%	$ 256
Mid Cap Fund	$ 38,717	5.64%	$ 2,214
Mid Cap Value Fund	$ 217,306	4.74%	$ 11,105
Small Cap Value Fund	$ 28,710	5.66%	$ 1,647
*	Included in Other expenses in the Statements of Operations.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable and tax-exempt income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Notes to Financial Statements (Continued)
 The tax character of distributions paid for the years ended September 30, 2023 and September 30, 2022 are as follows:
	Active Bond Fund		Ares Credit Opportunities Fund		Dividend Equity Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
From ordinary income	$9,842,820	$9,708,614	$22,279,562	$22,601,443	$117,383,591	$62,270,650
From long-term capital gains	—	—	—	—	26,369,054	58,114,891
From return of capital	—	—	—	461,802	—	—
Total distributions	$9,842,820	$9,708,614	$22,279,562	$23,063,245	$143,752,645	$120,385,541
	High Yield Fund		Impact Bond Fund		Mid Cap Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
From ordinary income	$6,136,287	$5,521,170	$16,934,074	$10,778,441	$14,955,024	$78,196,511
From long-term capital gains	—	—	—	—	45,156,008	59,498,683
Total distributions	$6,136,287	$5,521,170	$16,934,074	$10,778,441	$60,111,032	$137,695,194
	Mid Cap Value Fund		Sands Capital International Growth Equity Fund		Sands Capital Select Growth Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
From ordinary income	$2,817,232	$18,385,395	$722,096	$422,795	$—	$59,079,674
From long-term capital gains	40,703,348	46,436,919	—	1,825,103	—	552,873,038
Total distributions	$43,520,580	$64,822,314	$722,096	$2,247,898	$—	$611,952,712
	Small Cap Fund		Small Cap Value Fund		Ultra Short Duration Fixed Income Fund
	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2023	Year Ended September 30, 2022
From ordinary income	$599,565	$1,344,611	$105,710	$160,439	$22,927,101	$13,644,637
From long-term capital gains	1,240,712	10,677,181	—	—	—	—
From return of capital	—	—	—	210,519	—	—
Total distributions	$1,840,277	$12,021,792	$105,710	$370,958	$22,927,101	$13,644,637
The following information is computed on a tax basis for each item as of September 30, 2023:
	Active Bond Fund	Ares Credit Opportunities Fund	Dividend Equity Fund	High Yield Fund
Tax cost of portfolio investments	$284,449,693	$378,813,863	$2,521,605,779	$110,744,361
Gross unrealized appreciation on investments	423,656	3,176,896	274,039,377	393,881
Gross unrealized depreciation on investments	(35,228,547)	(30,703,633)	(386,890,401)	(8,474,129)
Net unrealized appreciation (depreciation) on investments	(34,804,891)	(27,526,737)	(112,851,024)	(8,080,248)
Gross unrealized appreciation on short sales, derivatives and foreign currency transactions	1	24,856	—	—
Gross unrealized depreciation on derivatives and foreign currency transactions	(12)	(4,981)	—	—
Net unrealized appreciation (depreciation) on short sales and foreign currency transactions	(11)	19,875	—	—
Capital loss carryforwards	(118,201,459)	(75,016,201)	—	(21,561,376)
Undistributed ordinary income	209,535	263,664	8,894,756	31,021
Undistributed capital gains	—	—	59,467,603	—
Other temporary differences	(35)	(443,739)	(611)	—
Accumulated earnings (deficit)	$(152,796,861)	$(102,703,138)	$(44,489,276)	$(29,610,603)

Notes to Financial Statements (Continued)
	Impact Bond Fund	Mid Cap Fund	Mid Cap Value Fund	Sands Capital International Growth Equity Fund
Tax cost of portfolio investments	$595,140,165	$3,770,308,527	$582,308,982	$38,503,794
Gross unrealized appreciation on investments	23,732	984,264,065	162,982,249	664,654
Gross unrealized depreciation on investments	(79,446,270)	(208,773,819)	(47,429,157)	(3,231,786)
Net unrealized appreciation (depreciation) on investments	(79,422,538)	775,490,246	115,553,092	(2,567,132)
Gross unrealized appreciation on foreign currency transactions	—	—	—	158
Gross unrealized depreciation on foreign currency transactions	—	—	—	(10)
Net unrealized appreciation (depreciation) on foreign currency transactions	—	—	—	148
Capital loss carryforwards	(11,302,287)	—	—	—
Undistributed ordinary income	393,883	19,647,237	5,034,989	656,188
Undistributed capital gains	—	13,902,184	4,630,291	1,017,840
Accumulated earnings (deficit)	$(90,330,942)	$809,039,667	$125,218,372	$(892,956)
	Sands Capital Select Growth Fund	Small Cap Fund	Small Cap Value Fund	Ultra Short Duration Fixed Income Fund
Tax cost of portfolio investments	$1,879,930,342	$112,026,846	$106,489,029	$495,856,556
Gross unrealized appreciation on investments	670,051,613	28,932,867	17,351,257	669,344
Gross unrealized depreciation on investments	(248,797,306)	(10,623,453)	(10,639,039)	(11,208,712)
Net unrealized appreciation (depreciation) on investments	421,254,307	18,309,414	6,712,218	(10,539,368)
Capital loss carryforwards	(452,451,365)	—	(7,625,623)	(112,408,883)
Qualified late year losses	(10,268,586)	—	—	—
Undistributed ordinary income	—	815,180	537,087	927,604
Undistributed capital gains	—	4,031,799	—	—
Other temporary differences	—	—	—	(246,759)
Accumulated earnings (deficit)	$(41,465,644)	$23,156,393	$(376,318)	$(122,267,406)
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, regulated investment company adjustments, taxable interest on defaulted securities, amortization adjustments on bonds and certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.
As of September 30, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Active Bond Fund*	$ 62,546,545	$ 55,654,914	$ 118,201,459
Ares Credit Opportunities Fund*	10,437,624	64,578,577	75,016,201
High Yield Fund	1,759,351	19,802,025	21,561,376
Impact Bond Fund	1,063,700	10,238,587	11,302,287
Sands Capital Select Growth Fund	368,696,543	83,754,822	452,451,365
Small Cap Value Fund	7,211,287	414,336	7,625,623
Ultra Short Duration Fixed Income Fund*	37,103,933	75,304,950	112,408,883
*	Future utilization may be limited under current tax laws.
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
During the year ended September 30, 2023, the following Fund utilized capital loss carryforwards:
Fund	Utilized
Sands Capital International Growth Equity Fund	$ 1,250,666
The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that

Notes to Financial Statements (Continued)
remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of deemed distributions on shareholder redemptions, in-kind distributions on shareholder redemptions, net operating loss, excess distributions, and various temporary book/tax differences due to mergers have been made to the following Funds for the year or period ended September 30, 2023:
Fund	Paid-In Capital	Distributable Earnings
Ares Credit Opportunities Fund	$ (23,914)	$ 23,914
Dividend Equity Fund	5,481,652	(5,481,652)
Mid Cap Fund	111,262,894	(111,262,894)
Mid Cap Value Fund	24,677,987	(24,677,987)
Sands Capital International Growth Equity Fund	20,495	(20,495)
Sands Capital Select Growth Fund	135,930,060	(135,930,060)
Small Cap Fund	1,075,370	(1,075,370)
Small Cap Value Fund	3,415,774	(3,415,774)
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Certain Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments, positive or negative, in a particular sector of the market and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cyber Security - With the increased use of technologies, such as mobile devices and "cloud"-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to cyber security risks that could result in losses to a Fund and its shareholders. Cyber security breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cyber security breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate

Notes to Financial Statements (Continued)
data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cyber security incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing  market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. An increase in interest rates could negatively impact a Fund’s NAV. Recent and potential future changes in government monetary policy may affect  interest rates. Over the past several years, the U.S. Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the U.S. Federal Reserve, which has raised, and may continue to raise, interest rates. Such increases which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly, which may negatively impact the Fund's performance.
Risks Associated with Leverage – The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.
Risks Associated with Liquidity – Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.
9. Litigation
On June 18, 2020, Touchstone Ares Credit Opportunities Fund (formerly known as Touchstone Arbitrage Fund), and Touchstone Ares Credit Opportunities Fund (formerly known as Touchstone Merger Arbitrage Fund) (the “Fund”) were served with a summons and complaint in litigation brought by Marc S. Kirschner, as Trustee for the NWHI Litigation Trust (the “Trustee”) in the U.S. District Court for the Southern District of New York (the “Court”), captioned Kirschner v. Kimmel, et al., No. 20-04287 (the “Action”). In the Action, the Trustee alleged that the payments made to former shareholders in the April 2014 leveraged buyout of The Jones Group Inc. (“Jones Group”) constituted intentional and constructive fraudulent transfers, and sought to recover those payments. The Trustee sought to recoup from the Fund the amount the Fund received in the leveraged buyout, together with interest and costs. The Fund has not made an accrual with respect to these amounts as Fund management deems the possibility of payment to be remote. The Action was consolidated into a multi-district litigation proceeding in the U.S. District Court for the Southern District of New York, captioned In re: Nine West LBO Securities Litigation, 20-md-02941 (the “MDL”). The Fund, along with hundreds of other shareholder defendants in the MDL, moved to dismiss the Action, and the Court heard oral argument on the motion to dismiss in August 2020. On August 27, 2020, the Court dismissed the fraudulent transfer claims in the MDL with prejudice. On September 25, 2020, the Trustee filed notices of appeal to the Second Circuit Court of Appeals for certain of the cases in the MDL where a direct appeal could be taken, captioned In re: Nine West LBO Securities Litigation, 20-3257, and subsequently filed appeals for additional cases in the MDL, to include the Action.  On March 5, 2021, the Trustee filed its appellate brief in the Second Circuit. On July 6, 2021, the shareholder defendants filed their brief in opposition to the Trustee's appeal, and on August 5, 2021, the Trustee filed its reply brief. The Second Circuit held oral argument on the Court's dismissal of the Trustee's complaint on March 10, 2022 and has not yet rendered a decision.

Notes to Financial Statements (Continued)
10. Fund Share Transactions
At a meeting of the Board held on August 18, 2022, the Adviser proposed, and the Board approved, a reverse stock split of the Touchstone Sands Capital Select Growth Fund’s issued and outstanding Class C shares (the "Reverse Stock Split"). The Reverse Stock Split was completed on October 14, 2022 (the "Effective Date"). As a result of the Reverse Stock Split, for each Class C share of the Fund that a shareholder owned as of the Effective Date, the shareholder received a proportional number of Class C shares of the Fund with the same aggregate dollar value. Thus, the total dollar value of an investment in the Fund was unchanged and each shareholder continues to own the same percentage (by value) of the Fund immediately following the Reverse Stock Split as the shareholder owned immediately prior to the Reverse Stock Split. The Reverse Stock Split was not a taxable event, nor did it have an impact on the Fund’s holdings or its performance. The Reverse Stock Split was carried out in accordance with a stock split ratio of 1 to 0.796098, calculated to result in a net asset value per share that better aligns the share class prices of the Fund. The shares outstanding, NAV per share and other per share information have been updated in the accompanying financial statements and the financial highlights to reflect the effect of the Reverse Stock Split.
11. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Touchstone Funds Group Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Funds Group Trust (the “Trust”) (comprising Touchstone Active Bond Fund, Touchstone Ares Credit Opportunities Fund, Touchstone Dividend Equity Fund, Touchstone High Yield Fund, Touchstone Impact Bond Fund,  Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Sands Capital International Growth Equity Fund (formerly Touchstone International ESG Equity Fund), Touchstone Sands Capital Select Growth Fund, Touchstone Small Cap Fund, Touchstone Small Cap Value Fund and Touchstone Ultra Short Duration Fixed Income Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of September 30, 2023, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Touchstone Funds Group Trust at September 30, 2023, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Funds comprising the Touchstone Funds Group Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Touchstone Active Bond Fund
Touchstone High Yield Fund
Touchstone Impact Bond Fund
Touchstone Mid Cap Fund
Touchstone Mid Cap Value Fund
Touchstone Sands Capital International Growth Equity Fund
(formerly Touchstone International ESG Equity Fund)
Touchstone Sands Capital Select Growth Fund
Touchstone Small Cap Fund
Touchstone Small Cap Value Fund
Touchstone Ultra Short Duration Fixed Income Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the five years in the period ended September 30, 2023
Touchstone Ares Credit Opportunities Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the four years in the period ended September 30, 2023, the period from July 1, 2019 through September 30, 2019 and the period ended June 30, 2019
Touchstone Dividend Equity Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023
The financial highlights for the period from November 1, 2020 through September 30, 2021, and each of the three years in the period ended October 31, 2020 for the Touchstone Dividend Equity Fund were audited by other auditors whose reports dated November 22, 2021 and December 23, 2020, expressed unqualified opinions on the financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Report of Independent Registered Public Accounting Firm (Continued)
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
November 17, 2023

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2023 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Dividend Equity Fund	100.00%
Mid Cap Fund	100.00%
Mid Cap Value Fund	100.00%
Sands Capital International Growth Equity Fund	100.00%
Small Cap Fund	100.00%
Small Cap Value Fund	100.00%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended September 30, 2023 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Dividend Equity Fund	100.00%
Mid Cap Fund	100.00%
Mid Cap Value Fund	100.00%
Small Cap Fund	100.00%
Small Cap Value Fund	100.00%
For the fiscal year ended September 30, 2023, the Funds designated long-term capital gains as follows:
Dividend Equity Fund	$ 68,410,619
Mid Cap Fund	$ 74,467,157
Mid Cap Value Fund	$ 44,640,094
Sands Capital International Growth Equity Fund	$ 1,038,335
Small Cap Fund	$ 4,480,236
Foreign Tax Income and Foreign Tax Credit
The Sands Capital International Growth Equity Fund intends to pass through a foreign tax credit to the shareholders. For the fiscal year ended September 30, 2023, the total amount of foreign source income is  $972,000 or $0.19 per share. The total amount of foreign taxes to be paid is $66,834 or $0.01 per share. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisers use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Other Items (Unaudited) (Continued)
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 through September 30, 2023).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Year Ended September 30, 2023” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized September 30, 2023	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Six Months Ended September 30, 2023*
Active Bond Fund
Class A	Actual	0.83%	$1,000.00	$965.00	$4.09
Class A	Hypothetical	0.83%	$1,000.00	$1,020.91	$4.20
Class C	Actual	1.56%	$1,000.00	$962.80	$7.68
Class C	Hypothetical	1.56%	$1,000.00	$1,017.25	$7.89
Class Y	Actual	0.58%	$1,000.00	$966.20	$2.86
Class Y	Hypothetical	0.58%	$1,000.00	$1,022.16	$2.94
Institutional Class	Actual	0.50%	$1,000.00	$966.60	$2.46
Institutional Class	Hypothetical	0.50%	$1,000.00	$1,022.56	$2.54
Ares Credit Opportunities Fund
Class A	Actual	1.07%	$1,000.00	$1,037.40	$5.46**
Class A	Hypothetical	1.07%	$1,000.00	$1,019.70	$5.42**
Class C	Actual	1.47%	$1,000.00	$1,035.60	$7.50**
Class C	Hypothetical	1.47%	$1,000.00	$1,017.70	$7.44**
Class Y	Actual	0.87%	$1,000.00	$1,039.00	$4.45**
Class Y	Hypothetical	0.87%	$1,000.00	$1,020.71	$4.41**
Institutional Class	Actual	0.77%	$1,000.00	$1,038.10	$3.93**
Institutional Class	Hypothetical	0.77%	$1,000.00	$1,021.21	$3.90**
Dividend Equity Fund
Class A	Actual	0.99%	$1,000.00	$986.00	$4.93***
Class A	Hypothetical	0.99%	$1,000.00	$1,020.10	$5.01***
Class C	Actual	1.69%	$1,000.00	$982.10	$8.40***
Class C	Hypothetical	1.69%	$1,000.00	$1,016.60	$8.54***
Class Y	Actual	0.75%	$1,000.00	$987.20	$3.74***
Class Y	Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80***
Institutional Class	Actual	0.67%	$1,000.00	$987.60	$3.34***
Institutional Class	Hypothetical	0.67%	$1,000.00	$1,021.71	$3.40***
Class R6	Actual	0.65%	$1,000.00	$987.70	$3.24***
Class R6	Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29***
High Yield Fund
Class A	Actual	1.05%	$1,000.00	$1,022.60	$5.32
Class A	Hypothetical	1.05%	$1,000.00	$1,019.80	$5.32
Class C	Actual	1.80%	$1,000.00	$1,017.40	$9.10
Class C	Hypothetical	1.80%	$1,000.00	$1,016.04	$9.10
Class Y	Actual	0.80%	$1,000.00	$1,023.10	$4.06

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized September 30, 2023	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Six Months Ended September 30, 2023*
Class Y	Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05
Institutional Class	Actual	0.72%	$1,000.00	$1,023.50	$3.65
Institutional Class	Hypothetical	0.72%	$1,000.00	$1,021.46	$3.65
Impact Bond Fund
Class A	Actual	0.76%	$1,000.00	$959.90	$3.73
Class A	Hypothetical	0.76%	$1,000.00	$1,021.26	$3.85
Class C	Actual	1.51%	$1,000.00	$956.30	$7.41
Class C	Hypothetical	1.51%	$1,000.00	$1,017.50	$7.64
Class Y	Actual	0.51%	$1,000.00	$960.10	$2.51
Class Y	Hypothetical	0.51%	$1,000.00	$1,022.51	$2.59
Institutional Class	Actual	0.41%	$1,000.00	$960.60	$2.02
Institutional Class	Hypothetical	0.41%	$1,000.00	$1,023.01	$2.08
Class R6	Actual	0.37%	$1,000.00	$960.80	$1.82
Class R6	Hypothetical	0.37%	$1,000.00	$1,023.21	$1.88
Mid Cap Fund
Class A	Actual	1.22%	$1,000.00	$1,063.50	$6.31****
Class A	Hypothetical	1.22%	$1,000.00	$1,018.95	$6.17****
Class C	Actual	1.94%	$1,000.00	$1,059.60	$10.02****
Class C	Hypothetical	1.94%	$1,000.00	$1,015.34	$9.80****
Class Y	Actual	0.94%	$1,000.00	$1,065.00	$4.87****
Class Y	Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76****
Class Z	Actual	1.22%	$1,000.00	$1,063.50	$6.31****
Class Z	Hypothetical	1.22%	$1,000.00	$1,018.95	$6.17****
Institutional Class	Actual	0.89%	$1,000.00	$1,065.20	$4.61****
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51****
Class R6	Actual	0.80%	$1,000.00	$1,065.80	$4.14****
Class R6	Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05****
Mid Cap Value Fund
Class A	Actual	1.24%	$1,000.00	$985.40	$6.17*****
Class A	Hypothetical	1.24%	$1,000.00	$1,018.85	$6.28*****
Class C	Actual	1.99%	$1,000.00	$981.70	$9.89*****
Class C	Hypothetical	1.99%	$1,000.00	$1,015.09	$10.05*****
Class Y	Actual	0.99%	$1,000.00	$987.00	$4.93*****
Class Y	Hypothetical	0.99%	$1,000.00	$1,020.10	$5.01*****
Institutional Class	Actual	0.86%	$1,000.00	$987.50	$4.28*****
Institutional Class	Hypothetical	0.86%	$1,000.00	$1,020.76	$4.36*****
Sands Capital International Growth Equity Fund
Class A	Actual	1.17%	$1,000.00	$957.80	$5.74
Class A	Hypothetical	1.17%	$1,000.00	$1,019.20	$5.92
Class C	Actual	1.95%	$1,000.00	$954.40	$9.55
Class C	Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85
Class Y	Actual	0.90%	$1,000.00	$960.50	$4.42
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56
Institutional Class	Actual	6.35%	$1,000.00	$960.40	$5.29
Institutional Class	Hypothetical	6.35%	$1,000.00	$993.23	$5.37
Class R6******	Actual	5.32%	$1,000.00	$919.10	$4.34
Class R6******	Hypothetical	5.32%	$1,000.00	$999.73	$4.52
Sands Capital Select Growth Fund
Class A	Actual	1.16%	$1,000.00	$1,048.40	$5.96******
Class A	Hypothetical	1.16%	$1,000.00	$1,019.25	$5.87******
Class C	Actual	1.77%	$1,000.00	$1,045.60	$9.08******
Class C	Hypothetical	1.77%	$1,000.00	$1,016.19	$8.95******
Class Y	Actual	0.92%	$1,000.00	$1,050.10	$4.73******
Class Y	Hypothetical	0.92%	$1,000.00	$1,020.46	$4.66******
Class Z	Actual	1.17%	$1,000.00	$1,048.40	$6.01******
Class Z	Hypothetical	1.17%	$1,000.00	$1,019.20	$5.92******
Institutional Class	Actual	0.81%	$1,000.00	$1,050.00	$4.16******
Institutional Class	Hypothetical	0.81%	$1,000.00	$1,021.01	$4.10******
Class R6	Actual	0.75%	$1,000.00	$1,051.80	$3.86******
Class R6	Hypothetical	0.75%	$1,000.00	$1,021.31	$3.80******
Small Cap Fund
Class A	Actual	1.24%	$1,000.00	$1,006.30	$6.24*******
Class A	Hypothetical	1.24%	$1,000.00	$1,018.85	$6.28*******
Class C	Actual	1.99%	$1,000.00	$1,002.70	$9.99*******

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized September 30, 2023	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Six Months Ended September 30, 2023*
Class C	Hypothetical	1.99%	$1,000.00	$1,015.09	$10.05*******
Class Y	Actual	0.99%	$1,000.00	$1,007.70	$4.98*******
Class Y	Hypothetical	0.99%	$1,000.00	$1,020.10	$5.01*******
Institutional Class	Actual	0.91%	$1,000.00	$1,007.70	$4.58*******
Institutional Class	Hypothetical	0.91%	$1,000.00	$1,020.51	$4.61*******
Small Cap Value Fund
Class A	Actual	1.40%	$1,000.00	$992.10	$6.99********
Class A	Hypothetical	1.40%	$1,000.00	$1,018.05	$7.08********
Class C	Actual	2.15%	$1,000.00	$988.70	$10.72********
Class C	Hypothetical	2.15%	$1,000.00	$1,014.29	$10.86********
Class Y	Actual	1.15%	$1,000.00	$993.40	$5.75********
Class Y	Hypothetical	1.15%	$1,000.00	$1,019.30	$5.82********
Institutional Class	Actual	1.00%	$1,000.00	$994.10	$5.00********
Institutional Class	Hypothetical	1.00%	$1,000.00	$1,020.05	$5.06********
Ultra Short Duration Fixed Income Fund
Class A	Actual	0.69%	$1,000.00	$1,028.40	$3.51
Class A	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50
Class C	Actual	1.19%	$1,000.00	$1,025.80	$6.04
Class C	Hypothetical	1.19%	$1,000.00	$1,019.10	$6.02
Class S	Actual	0.94%	$1,000.00	$1,027.00	$4.78
Class S	Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Class Y	Actual	0.44%	$1,000.00	$1,029.60	$2.24
Class Y	Hypothetical	0.44%	$1,000.00	$1,022.86	$2.23
Class Z	Actual	0.69%	$1,000.00	$1,027.20	$3.51
Class Z	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50
Institutional Class	Actual	0.39%	$1,000.00	$1,029.90	$1.98
Institutional Class	Hypothetical	0.39%	$1,000.00	$1,023.11	$1.98
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.46, $7.50, $4.45 and $3.93, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.42, $7.44, $4.41 and $3.90, respectively.
***	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Institutional Class and Class R6 would be $4.93, $8.40, $3.74, $3.34 and $3.24, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Institutional Class and Class R6 would be $,5.01 $8.54, $3.80, $3.40 and $3.29, respectively.
****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $6,26, $9,96, $4.81, $6.26, $4.56 and $4.09, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $6.12, $9.75, $4.71, $6.12, $4.46 and $4.00, respectively.
*****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.02, $9.74, $4.78 and $4.14, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.12, $9.90, $4.86 and $4.20, respectively.
******	Represents the period from commencement of operations (August 31, 2023) through September 30, 2023. Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365.
******	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $5.80, $8.92, $4.52, $5.85, $4.01 and $3.70, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $5.72, $8.79, $4.46, $5.77, $3.95 and $3.65, respectively.
*******	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.24, $9.99, $4.98 and $4.58, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.28, $10.05, $5.01 and $4.61, respectively.
********	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.89, $10.62, $5.65 and $4.90, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.98, $10.76, $5.72 and $4.96, respectively.
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on

Other Items (Unaudited) (Continued)
at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 12, 2022 through May 12, 2023 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated adequately and effectively in promoting effective liquidity risk management for the Funds.
Advisory and Sub-Advisory Agreement Approval Disclosure
At a May 18, 2023 in-person meeting, Touchstone Advisors, Inc. (the “Advisor”) proposed the replacement of the then-current sub-advisor of the Touchstone Sands Capital International Growth Equity Fund (formerly, Touchstone International ESG Equity Fund) (the “Fund”), Rockefeller & Co. LLC (“Rockefeller”), to the Board of Trustees (the “Board”) of Touchstone Funds Group Trust.  The Board approved replacing Rockefeller with Sands Capital Management, LLC (“Sands Capital”).  In connection with this sub-advisor change, the Board also approved, among other things, changes to the Fund’s investment goal, principal investment strategies and name.
The Advisor provided the Board with various written materials in advance of the May 18, 2023 meeting to assist with the Board’s consideration of a new Sub-Advisory Agreement between the Advisor and Sands Capital (the “New Sub-Advisory Agreement”).  The Advisor provided written and oral information stating the basis for its recommendation to engage Sands Capital.  The information also included details regarding Sands Capital’s: (a) investment philosophy and investment strategy; (b) investment management services proposed to be provided to the Fund; (c) investment management personnel; (d) operating history, infrastructure and financial condition; (e) proposed sub-advisory fee that would be paid to Sands Capital by the Advisor; and (f) reputation, expertise and resources as an investment adviser.  The Board then discussed the written materials that the Board received before the meeting and all other information that the Board received at the meeting.
The Board, including the Independent Trustees voting separately, unanimously determined that the proposal to approve the New Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.  In approving the New Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the investment personnel who would be providing such services; (2) Sands Capital’s proposed compensation; (3) the performance of the Fund and that of Sands Capital’s International Growth Strategy (the “International Growth Strategy”) which the Advisor proposed that Sands Capital use in managing the Fund; and (4) the terms of the New Sub-Advisory Agreement.  The Board’s consideration of these factors is summarized below.  The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services to be Provided; Investment Personnel.  The Board considered information provided by the Advisor regarding the services to be provided by Sands Capital.  The Board considered Sands Capital’s level of knowledge and investment style.  The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund.  The Board noted that Sands Capital would utilize the International Growth Strategy in managing the Fund.  The Board also noted its familiarity with the Sub-Advisor, owing to the Sub-Advisor's management of the other Touchstone Funds, including the Touchstone Sands Capital International Growth Fund (“International Growth Fund”) which utilized the International Growth Strategy.  The Board also noted that the portfolio managers who would manage the Fund, would be the same portfolio managers who then-managed the International Growth Fund.  The Board also took into consideration that the Advisor was satisfied with Sands Capital’s management of the International Growth Fund and Sands Capital’s in-house operations and compliance teams.
Anticipated Profitability and Potential Economies of Scale.  The Board took into consideration the financial condition of Sands Capital and any direct and indirect benefits to be derived by Sands Capital from its relationship with the Fund.  In considering the anticipated level of profitability to Sands Capital, the Board noted the proposed contractual undertaking of the Advisor to maintain expense limitations at the same or lower levels for the shares classes of the Fund and also noted that the sub-advisory fee under the New Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it receives from the Fund, and that the proposed sub-advisory fee was negotiated at arm’s length between the Advisor and Sands Capital.  As a consequence, the anticipated level of profitability to Sands Capital from its relationship with the Fund was not a substantial factor in the Board’s deliberations.  For similar reasons, the Board did not consider potential economies of scale in Sands Capital’s management of the Fund to be a substantial factor in its consideration.
Proposed Sub-Advisory Fee. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay the sub-advisory fee to Sands Capital out of the advisory fee.  The Board compared Sands Capital’s proposed sub-advisory fee to the sub-advisory fee paid to Rockefeller. The Trustees noted that although the proposed sub-advisory fee would be higher than the Fund’s current sub-advisory fee, the proposed sub-advisory fee was at the median of the Foreign Large Growth category.  The Board considered the amount of the advisory fee to be retained by the Advisor and the amount to be paid to Sands

Other Items (Unaudited) (Continued)
Capital with respect to the various services to be provided by the Advisor and Sands Capital.  Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be provided to the Fund by Sands Capital.
Fund Performance.  The Board considered the investment performance of the International Growth Strategy relative to Rockefeller’s International ESG Equity Composite, the Fund’s primary benchmark and the Foreign Large Growth Category for the one-year, three-years and since inception periods ended March 31, 2023.  The Board noted in particular that since its inception on August 1, 2018 the International Growth Strategy had outperformed the Fund’s primary benchmark by nearly 5% annually and also had outperformed Rockefeller’s International ESG Equity Composite by 5% annually since the Composite’s inception on August 1, 2018.
Conclusion. The Board reached the following conclusions regarding the New Sub-Advisory Agreement: (a) Sands Capital is qualified to manage the Fund’s assets in accordance with the Fund’s new investment goal and principal investment strategies; (b) Sands Capital maintains an appropriate compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided to the Fund by Sands Capital; and (d) Sands Capital’s proposed investment strategies are appropriate for managing the Fund.  In considering the approval of the New Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors.  Based on its conclusions, the Board, including a majority of the Independent Trustees, determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees[1]:
Name Address Year of Birth	Position(s) Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Adviser) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	40	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty from 2016 to 2022; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position(s) Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	40	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
Sally J. Staley[4] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017; formerly Chief Investment Officer and Corporate Officer for Case Western Reserve University from 2006 to 2017; formerly Adviser to Fairport Asset Management LLC/Luma Wealth Advisors from 2011 to 2019.	40	Trustee, College of Wooster since 2006 (Chair since 2021); Trustee, Great Lakes Theater Festival since 2005; and Member of Advisory Committee, Certified Investment Fund Director Institute from 2015 to 2020.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
1 Ms. McGruder, as a director of the Adviser and the Distributor, and an officer of affiliates of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 As of September 30, 2023, the Touchstone Fund Complex consisted of 12 series of the Trust, 18 series of the Touchstone Strategic Trust, 4 variable annuity series of the Touchstone Variable Series Trust and 6 series of the Touchstone ETF Trust.
3 Each Trustee is also a Trustee of the Touchstone ETF Trust, the Touchstone Strategic Trust and the Touchstone Variable Series Trust.
4 Ms. Staley was elected as a Trustee of the Trust effective as of January 1, 2023.

Management of the Trust (Unaudited) (Continued)
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Benjamin Mollozzi Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1984	Secretary	Until resignation, removal or disqualification Secretary since 2023	Counsel - Securities/Registered Funds of Western & Southern Financial Group (2022 to present); Attorney at U.S. Bank (2021 to 2022); Attorney at Ultimus Fund Solutions, LLC (2016 to 2021).
1 Each officer also holds the same office with Touchstone ETF Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians and broker-dealers to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. We do not permit these companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone ETF Trust.
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Adviser
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534467
Pittsburgh, PA 15253-4467
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-56-TFGT-AR-2310

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Funds Group Trust totaled $258,900 and $279,200 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $27,170 and $45,700 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively. The fees for 2023 and 2022 relate to review of N-1A filings and out of scope audit procedures.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $80,260 and $91,510 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations, and out of scope tax services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $19,025 and $33,651 for the fiscal years ended September 30, 2023 and September 2022, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Funds Group Trust and certain entities*, totaled approximately $1,154,817 and $605,095 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively.

*	These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable

(a)(2)(2)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Funds Group Trust

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date:	11/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date:	11/29/2023

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date:	11/29/2023

* Print the name and title of each signing officer under his or her signature.